UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 21261

Rydex ETF Trust

(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee

Rydex ETF Trust
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: October 31

Date of reporting period: November 1, 2016 - October 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

10.31.2017

Guggenheim ETFs Funds Annual Report

EWEM	Guggenheim MSCI Emerging Markets Equal Country Weight ETF
GMFL	Guggenheim Multi-Factor Large Cap ETF
EWMC	Guggenheim S&P MidCap 400® Equal Weight ETF
EWSC	Guggenheim S&P SmallCap 600® Equal Weight ETF
OEW	Guggenheim S&P 100® Equal Weight ETF
RCD	Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF
RHS	Guggenheim S&P 500® Equal Weight Consumer Staples ETF
RYE	Guggenheim S&P 500® Equal Weight Energy ETF
RYF	Guggenheim S&P 500® Equal Weight Financials ETF
RYH	Guggenheim S&P 500® Equal Weight Health Care ETF
RGI	Guggenheim S&P 500® Equal Weight Industrials ETF
RTM	Guggenheim S&P 500® Equal Weight Materials ETF
EWRE	Guggenheim S&P 500® Equal Weight Real Estate ETF
RYT	Guggenheim S&P 500® Equal Weight Technology ETF
RYU	Guggenheim S&P 500® Equal Weight Utilities ETF

GuggenheimInvestments.com	ETF1-ANN-1017x1018

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
MANAGER’S ANALYSIS	7
PORTFOLIO SUMMARY	8
SCHEDULES OF INVESTMENTS	37
STATEMENTS OF ASSETS AND LIABILITIES	77
STATEMENTS OF OPERATIONS	81
STATEMENTS OF CHANGES IN NET ASSETS	85
FINANCIAL HIGHLIGHTS	93
NOTES TO FINANCIAL STATEMENTS	108
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	120
OTHER INFORMATION	121
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	126
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	130

GUGGENHEIM ETFs ANNUAL REPORT | 1

October 31, 2017

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for a selection of our exchange-traded funds (“ETFs”) for the annual fiscal period ended October 31, 2017.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC, the distributor of the Funds, is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview, which follows this letter, followed by the Manager’s Analysis for each ETF.

We are committed to providing investors with innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
November 30, 2017

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

ETFs may not be suitable for all investors. ● Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Most investors will also incur customary brokerage commissions when buying or selling shares of an ETF. ● Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. ● ETF shares may trade below their net asset value per share (“NAV”). The NAV of shares will fluctuate with changes in the market value of an ETF’s holdings. In addition, there can be no assurance that an active trading market for shares will develop or be maintained. ● Tracking error risk refers to the risk that the Adviser may not be able to cause the ETF’s performance to match or correlate to that of the ETF’s underlying index, either on a daily or aggregate basis. Tracking error risk may cause the ETF’s performance to be less than you expect. Please review a prospectus carefully for more information of the risks associated with each ETF.

2 | GUGGENHEIM ETFs ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	October 31, 2017

The performance of the global economy exceeded expectations in 2017—for the first time in several years—with growth accelerating and the expansion becoming more synchronized across countries. We expect U.S. real gross domestic product (“GDP”) growth to come in at 2.5% in 2017, supported by strong global momentum and favorable financial conditions. Tax cuts are also likely to provide a modest boost as Republicans scrambled to pass a bill before next year’s midterm elections in an effort to save their House and Senate majorities.

While growth has been tepid during this expansion, it has been above potential and there is a growing risk of running too hot. The labor market is already in the early stages of overheating, with the unemployment rate falling to a cycle low of 4.1% in October, underscoring the robust—and unsustainable—trend in job growth. Inflation remains below the Federal Reserve’s (“Fed”) 2% goal as of September.

In this context, the Fed has been emboldened to steadily “normalize” monetary policy in 2017. With two rate hikes and the start of balance sheet runoff already in the books, the last item on the Fed’s to-do list for this year is a third hike, which it is all but certain to deliver in December.

We currently expect 2018 to be a year of overshooting, meaning that the Fed may take short-term rates into restrictive territory in order to cool growth to a more sustainable pace and arrest the drop in the unemployment rate. We see four hikes as opposed to the Fed’s baseline of three, reflecting our expectation for a steeper drop in unemployment, financial conditions that are easing in spite of Fed tightening, and the effects of the tax cuts.

For risk assets, the combination of strong growth and mild inflation was a catalyst for heady gains over the past year. Stocks, particularly interest-rate sensitive sectors like financials, should continue to benefit. But there is limited room to run in this bull market; our analysis of several key economic and market indicators suggests that the current expansion may end as soon as late 2019.

For the 12 months ended October 31, 2017, the Standard & Poor’s 500® (“S&P 500”) Index* returned 23.63%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 23.44%. The return of the MSCI Emerging Markets Index* was 26.45%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 0.9% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 8.92%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.72% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

GUGGENHEIM ETFs ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	October 31, 2017

Guggenheim Multi-Factor Large Cap Index is comprised of a focused basket of approximately 50 stocks selected from the S&P 500 Index. The underlying index security selection process employs a Multi-Factor Composite Score, which is a proprietary rules-based methodology, that seeks to identify component securities with attractive exposures to fundamental (value, growth and quality) and non-fundamental (momentum, short interest, volatility and liquidity) factors. The index seeks to have a similar sector exposure as the S&P 500 Index. The index constituents are equally weighted and reconstituted quarterly.

MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

MSCI Emerging Markets Equal Country Weighted Index captures large and mid-cap representation across 23 Emerging Market countries. The index represents an alternative weighting scheme to its market-cap weighted parent index, the MSCI Emerging Markets Index. The Index includes the same constituents as its parent index but applies an equal country weighting at each semi-annual index review date.

MSCI Emerging Markets Equal Weighted Index equally weights the securities in the MSCI Emerging Markets Index (the MSCI Emerging Markets cap-weighted index), which is a free float-adjusted market capitalization index that is designed to measure the equity market performance of emerging markets. In the MSCI Emerging Markets Equal Weighted Index, each security has the same weight, which means that the weight of each security is set to unity of the rebalancing date.

S&P 100® Equal Weight Index is an unmanaged equal weighted version of the S&P 100® Index, which is an unmanaged capitalization-weighted index composed of a subset of 100 common stocks of the S&P 500® Index representing major blue-chip companies across multiple industry groups.

S&P 100® Index is an unmanaged capitalization-weighted index composed of a subset of 100 common stocks of the S&P 500® Index, representing major blue-chip companies across multiple industry groups.

S&P MidCap 400® Equal Weight Index is an equal weighted version of the S&P MidCap 400® Index, which measures the performance of 400 mid-sized companies selected by Standard&Poor’s, and covers approximately 7% of the U.S. equities market. The S&P MidCap 400® EWI has the same constituents as the capitalization weighted S&P 400® Index, but each company is allocated to a fixed weight, rebalancing quarterly.

S&P MidCap 400® Index is an unmanaged capitalization-weighted index which measures the performance of 400 mid-sized companies selected by Standard & Poor’s, and covers approximately 7% of the U.S. equities market.

S&P SmallCap 600® Equal Weight Index is an equal weighted version of the S&P SmallCap 600® Index, which measures the performance of 600 small-sized companies selected by Standard&Poor’s, and covers approximately 3% of the U.S. equities market. The S&P SmallCap 600® EWI has the same constituents as the capitalization weighted S&P SmallCap 600® Index, but each company is allocated to a fixed weight, rebalancing quarterly.

S&P SmallCap 600® Index is an unmanaged capitalization-weighted index which measures the performance of 600 small-sized companies selected by Standard & Poor’s, and covers approximately 3% of the U.S. equities market.

S&P 500® Equal Weight Index Consumer Discretionary is an unmanaged equal weighted version of the S&P 500® Consumer Discretionary Index that consists of the common stocks of the following industries: automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media and retailing that comprise the Consumer Discretionary sector of the S&P 500® Index.

S&P 500® Equal Weight Index Consumer Staples is an unmanaged equal weighted version of the S&P 500® Consumer Staples Index that consists of the common stocks of the following industries: food and drug retailing, beverages, food products, tobacco, household products and personal products that comprise the Consumer Staples sector of the S&P 500® Index.

S&P 500® Equal Weight Index Energy is an unmanaged equal weighted version of the S&P 500® Energy Index that consists of the common stocks of the following industries: oil and gas exploration, production, marketing, refining and/or transportation and energy equipment and services industries that comprise the Energy sector of the S&P 500® Index.

S&P 500® Equal Weight Index Financials is an unmanaged equal weighted version of the S&P 500® Financials Index that consists of the common stocks of the following industries: banks, diversified financials, brokerage, asset management insurance and real estate, including investment trusts that comprise the Financials sector of the S&P 500® Index.

S&P 500® Equal Weight Index Health Care is an unmanaged equal weighted version of the S&P 500® Health Care Index that consists of the common stocks of the following industries: health care equipment and supplies, health care providers and services, and biotechnology and pharmaceuticals that comprise the Health Care sector of the S&P 500® Index.

S&P 500® Equal Weight Index Industrials is an unmanaged equal weighted version of the S&P 500® Industrials Index that consists of the common stocks of the following industries: aerospace and defense, building products, construction and engineering, electrical equipment, conglomerates, machinery; commercial services and supplies, air freight and logistics, airlines, and marine, road and rail transportation infrastructure that comprise the 52 Industrials sector of the S&P 500® Index.

S&P 500® Equal Weight Index Materials is an unmanaged equal weighted version of the S&P 500® Materials Index that consists of the common stocks of the following industries: chemicals, construction materials, containers and packaging, metals and mining, and paper and forest products that comprise the Materials sector of the S&P 500® Index.

S&P 500® Equal Weight Real Estate Index is an unmanaged equal weighted version of the S&P 500® Real Estate Index that consists of common stocks of the following industries: Real Estate Investment Trusts (REITS) and Real Estate Management & Development that comprise the Real Estate sector of the S&P 500® Index.

S&P 500® Equal Weight Index Information Technology is an unmanaged equal weighted version of the S&P 500® Information Technology Index that consists of the common stocks of the following industries: Internet equipment, computers and peripherals, electronic equipment, office electronics and instruments, semiconductor equipment and products, diversified telecommunication services, and wireless telecommunication services that comprise the Information Technology sector of the S&P 500® Index.

S&P 500® Equal Weight Index Telecommunication Services & Utilities is an unmanaged equal weighted version of the S&P 500® Telecommunication Services Index and S&P 500® Utilities Index that consists of the common stocks of the following industries: electric utilities, gas utilities, multi-utilities and unregulated power and water utilities, telecommunication service companies, including fixed-line, cellular, wireless, high bandwidth and fiber-optic cable networks that comprise the Telecommunications Services and Utilities sectors of the S&P 500® Index.

4 | GUGGENHEIM ETFs ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

Shareholder Expense Example

As a shareholder of the Rydex ETF Trust, you incur transaction costs such as creation and redemption fees or brokerage charges, and ongoing costs including advisory fees, trustee fees and, if applicable, distribution fees. All other Trust expenses are paid by the Adviser. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example in the table is based on an investment of $1,000 invested on April 30, 2017 and held for the six months ended October 31, 2017.

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

GUGGENHEIM ETFs ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value April 30, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	0.65%	9.51%	$ 1,000.00	$ 1,095.10	$ 3.43
Guggenheim Multi-Factor Large Cap ETF[4]	0.25%	4.58%	1,000.00	1,045.80	0.95
Guggenheim S&P MidCap 400® Equal Weight ETF	0.41%	4.82%	1,000.00	1,048.20	2.12
Guggenheim S&P SmallCap 600® Equal Weight ETF	0.41%	6.34%	1,000.00	1,063.40	2.13
Guggenheim S&P 100® Equal Weight ETF	0.41%	7.61%	1,000.00	1,076.10	2.15
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	0.40%	(1.78%)	1,000.00	982.20	2.00
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	0.40%	(2.50%)	1,000.00	975.00	1.99
Guggenheim S&P 500® Equal Weight Energy ETF	0.40%	(1.88%)	1,000.00	981.20	2.00
Guggenheim S&P 500® Equal Weight Financials ETF	0.40%	12.28%	1,000.00	1,122.80	2.14
Guggenheim S&P 500® Equal Weight Health Care ETF	0.40%	7.48%	1,000.00	1,074.80	2.09
Guggenheim S&P 500® Equal Weight Industrials ETF	0.40%	8.41%	1,000.00	1,084.10	2.10
Guggenheim S&P 500® Equal Weight Materials ETF	0.40%	12.36%	1,000.00	1,123.60	2.14
Guggenheim S&P 500® Equal Weight Real Estate ETF	0.41%	2.94%	1,000.00	1,029.40	2.10
Guggenheim S&P 500® Equal Weight Technology ETF	0.40%	16.40%	1,000.00	1,164.00	2.18
Guggenheim S&P 500® Equal Weight Utilities ETF	0.40%	5.79%	1,000.00	1,057.90	2.07

Table 2. Based on hypothetical 5% return (before expenses)
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	0.65%	5.00%	$ 1,000.00	$ 1,021.93	$ 3.31
Guggenheim Multi-Factor Large Cap ETF	0.25%	5.00%	1,000.00	1,023.95	1.28
Guggenheim S&P MidCap 400® Equal Weight ETF	0.41%	5.00%	1,000.00	1,023.14	2.09
Guggenheim S&P SmallCap 600® Equal Weight ETF	0.41%	5.00%	1,000.00	1,023.14	2.09
Guggenheim S&P 100® Equal Weight ETF	0.41%	5.00%	1,000.00	1,023.14	2.09
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	0.40%	5.00%	1,000.00	1,023.19	2.04
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	0.40%	5.00%	1,000.00	1,023.19	2.04
Guggenheim S&P 500® Equal Weight Energy ETF	0.40%	5.00%	1,000.00	1,023.19	2.04
Guggenheim S&P 500® Equal Weight Financials ETF	0.40%	5.00%	1,000.00	1,023.19	2.04
Guggenheim S&P 500® Equal Weight Health Care ETF	0.40%	5.00%	1,000.00	1,023.19	2.04
Guggenheim S&P 500® Equal Weight Industrials ETF	0.40%	5.00%	1,000.00	1,023.19	2.04
Guggenheim S&P 500® Equal Weight Materials ETF	0.40%	5.00%	1,000.00	1,023.19	2.04
Guggenheim S&P 500® Equal Weight Real Estate ETF	0.41%	5.00%	1,000.00	1,023.14	2.09
Guggenheim S&P 500® Equal Weight Technology ETF	0.40%	5.00%	1,000.00	1,023.19	2.04
Guggenheim S&P 500® Equal Weight Utilities ETF	0.40%	5.00%	1,000.00	1,023.19	2.04

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.
[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[3]	Actual cumulative return at net asset value for the period April 30, 2017 to October 31, 2017.
[4]	Since commencement of operations: June 20, 2017. Expenses paid based on actual fund return are calculated using 135 days from the commencement of operations.

6 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2017

Guggenheim Msci Emerging Markets Equal Country Weight Etf

Guggenheim MSCI Emerging Markets Equal Country Weight ETF (“EWEM”) returned 17.14% for the one-year period ended October 31, 2017. The MSCI Emerging Markets Equal Country Weighted Index returned 16.39% for the period, and the MSCI Emerging Markets Equal Weight Index returned 19.23%. Over the period, EWEM achieved over 99% correlation to the MSCI Emerging Markets Equal Country Weighted Index on a daily basis.

The Energy, Information Technology, and Financials sectors contributed the most to the Fund’s return for the period. The Telecommunications Services, Consumer Staples, and Health Care sectors detracted the most from the Fund’s return for the period.

Top contributors to the Fund’s return included ConocoPhillips, Samsung Electronics Company Ltd GDR, and Credicorp Ltd. Top detractors included VanEck Vectors Egypt Index ETF, Alpha Bank AE, and Compania de Minas Buenaventura SAA ADR.

Cumulative Fund Performance: December 3, 2010 – October 31, 2017

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2017
	One Year	Three Year	Five Year	Since Inception (12/03/10)
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	17.14%	1.49%	2.04%	(0.73%)
MSCI Emerging Markets Equal Country Weighted Index	16.39%	N/A	N/A	N/A
MSCI Emerging Markets Equal Country Weight Blended Index[1]	2.93%	(4.11%)	(0.73%)	(1.93%)
MSCI Emerging Markets Equal Weighted Index	19.23%	2.95%	3.57%	1.14%
MSCI Emerging Markets Index	26.45%	5.70%	4.83%	2.44%

The MSCI Emerging Markets Equal Country Weighted Index incepted on 11/10/14. Therefore, the index returns for the time periods listed above are not available.

[1]	Benchmark returns reflect the blended return of the MSCI Emerging Markets Equal Weighted Index from 12/03/10 - 01/19/15 and the return of the MSCI Emerging Markets Equal Country Weighted Index from 01/20/15 to 10/31/17.

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 7

PORTFOLIO SUMMARY (Unaudited)	October 31, 2017

Guggenheim MSCI Emerging Markets Equal Country Weight ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
iShares MSCI India ETF	4.4%
Credicorp Ltd.	3.4%
Commercial International Bank Egypt SAE GDR	3.1%
Global X MSCI Pakistan ETF	2.7%
OTP Bank plc	2.6%
CEZ AS	1.7%
Komercni Banka AS	1.6%
Taiwan Semiconductor Manufacturing Company Ltd. ADR	1.6%
Samsung Electronics Company Ltd. GDR	1.5%
Naspers Ltd. — Class N	1.3%
Top Ten Total	23.9%

“Ten Largest Holdings” excludes any temporary cash investments.

8 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2017

Guggenheim Multi-Factor Large Cap Etf

Guggenheim Multi-Factor Large Cap ETF, NYSE Arca ticker: GMFL (the “Fund”) seeks is to replicate as closely as possible, before fees and expenses, the daily performance of the Guggenheim Multi-Factor Large Cap Index (the “Index”). The inception date of the Fund was June 20, 2017.

For the abbreviated annual fiscal period ended October 31, 2017, the Fund returned 4.58%. For comparison, the Index returned 4.80%, and the S&P 500 Index returned 5.65% for the abbreviated fiscal period.

For the abbreviated annual fiscal period ended October 31, 2017, the Information Technology, Industrials, and Financials sectors contributed the most to the Fund’s return. The Consumer Staples, Telecommunications Services, and Financials sectors detracted the most from the Fund’s return for the period.

For the abbreviated annual fiscal period ended October 31, 2017, top contributors to the Fund’s return included Boeing Co., FLIR Systems, Inc., and Harris Corp. Top detractors included DaTiva, Inc., Walgreens Boots Alliance, Inc., and Everest Re Group Ltd.

Cumulative Fund Performance: June 20, 2017 – October 31, 2017

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2017
Since Inception (06/20/17)
Guggenheim Multi-Factor Large Cap ETF	4.58%
Guggenheim Multi-Factor Large Cap Index	4.80%
S&P 500 Index	5.65%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 9

PORTFOLIO SUMMARY (Unaudited)	October 31, 2017

Guggenheim Multi-Factor Large Cap Etf

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
Adobe Systems, Inc.	2.3%
FLIR Systems, Inc.	2.2%
PulteGroup, Inc.	2.2%
Wal-Mart Stores, Inc.	2.2%
ANSYS, Inc.	2.1%
Anthem, Inc.	2.1%
Total System Services, Inc.	2.1%
Cadence Design Systems, Inc.	2.1%
UnitedHealth Group, Inc.	2.1%
TE Connectivity Ltd.	2.1%
Top Ten Total	21.5%

“Ten Largest Holdings” excludes any temporary cash investments.

10 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2017

Guggenheim S&P Midcap 400® Equal Weight Etf

Guggenheim S&P MidCap 400® Equal Weight ETF (“EWMC”) returned 21.82% for the one-year period ended October 31, 2017, compared with the 22.33% return of the benchmark, the S&P MidCap 400® Equal Weight Index. The cap-weighted S&P MidCap 400® Index returned 23.48%. During the period, the Fund achieved over 99% correlation to its benchmark on a daily basis.

The Information Technology, Industrials, and Financials sectors contributed the most to the Fund’s return for the period. The sectors detracting the most from performance were Energy, Consumer Staples, and Telecommunications Services.

Top contributors to the Fund’s return included Chemours Co., Cognex Corp., and Advanced Micro Devices, Inc. Top detractors included Avon Products, Inc., Frontier Communications Corp. Class B, and Dick’s Sporting Goods, Inc.

Cumulative Fund Performance: December 3, 2010 – October 31, 2017

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2017
	One Year	Three Year	Five Year	Since Inception (12/03/10)
Guggenheim S&P MidCap 400® Equal Weight ETF	21.82%	8.49%	14.42%	12.45%
S&P MidCap 400 Equal Weight Index	22.33%	9.67%	14.51%	12.33%
S&P MidCap 400 Index	23.48%	10.71%	15.13%	12.79%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 11

PORTFOLIO SUMMARY (Unaudited)	October 31, 2017

Guggenheim S&P Midcap 400® Equal Weight Etf

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
SM Energy Co.	0.4%
Cree, Inc.	0.4%
Rowan Companies plc — Class A	0.3%
CalAtlantic Group, Inc.	0.3%
TRI Pointe Group, Inc.	0.3%
SVB Financial Group	0.3%
Kemper Corp.	0.3%
Diamond Offshore Drilling, Inc.	0.3%
Silicon Laboratories, Inc.	0.3%
KB Home	0.3%
Top Ten Total	3.2%

“Ten Largest Holdings” excludes any temporary cash investments.

12 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2017

Guggenheim S&P Smallcap 600® Equal Weight Etf

Guggenheim S&P SmallCap 600® Equal Weight ETF (“EWSC”) returned 25.32% for the one-year period ended October 31, 2017, compared with the 25.56% return of the benchmark, the S&P SmallCap 600® Equal Weight Index. The cap-weighted S&P SmallCap 600® returned 27.92%. During the period, the Fund achieved over 99% correlation to its benchmark on a daily basis.

The Industrials, Financials, and Information Technology sectors contributed the most to the Fund’s return for the period. The sectors contributing least to performance were Energy, Utilities, and Telecommunications Services. No sector detracted.

Top contributors to Fund return included Spectrum Pharmaceuticals, Inc., Scientific Games Corp. Class A, and QuinStreet, Inc. Top detractors included Adeptus Health, Inc., Class A, Vitamin Shoppe, Inc., and Depomed, Inc.

Cumulative Fund Performance: December 3, 2010 – October 31, 2017

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2017
	One Year	Three Year	Five Year	Since Inception (12/03/10)
Guggenheim S&P SmallCap 600® Equal Weight ETF	25.32%	6.60%	11.88%	9.56%
S&P SmallCap 600 Equal Weight Index	25.56%	9.94%	15.42%	13.12%
S&P SmallCap 600 Index	27.92%	11.85%	16.29%	14.06%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 13

PORTFOLIO SUMMARY (Unaudited)	October 31, 2017

Guggenheim S&P Smallcap 600® Equal Weight Etf

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
Spectrum Pharmaceuticals, Inc.	0.3%
QuinStreet, Inc.	0.3%
Calgon Carbon Corp.	0.3%
Bill Barrett Corp.	0.2%
Carrizo Oil & Gas, Inc.	0.2%
Kraton Corp.	0.2%
Echo Global Logistics, Inc.	0.2%
FARO Technologies, Inc.	0.2%
Electro Scientific Industries, Inc.	0.2%
Photronics, Inc.	0.2%
Top Ten Total	2.3%

“Ten Largest Holdings” excludes any temporary cash investments.

14 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2017

Guggenheim S&P 100® Equal Weight Etf

Guggenheim S&P 100® Equal Weight ETF (“OEW”) returned 20.71% for the one-year period ended October 31, 2017, compared with the 21.30% return of the benchmark, the S&P 100® Equal Weight Index. The cap-weighted S&P 100® Index returned 23.17%. Over the period, OEW achieved over 99% correlation to the S&P 100® Equal Weight Index on a daily basis.

The Financials, Industrials, and Information Technology sectors contributed the most to the Fund’s return for the abbreviated period. The only sector detracting from performance was Real Estate. Telecommunications Services and Energy contributed least.

Top contributors to the Fund’s return included Boeing Co., Bank of America Corp., and PayPal Holdings, Inc. Top detractors included General Electric Co., Qualcomm, Inc., and Walgreens Boots Alliance, Inc.

Cumulative Fund Performance: June 30, 2016 – October 31, 2017

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2017
	One Year	Since Inception (06/30/16)
Guggenheim S&P 100® Equal Weight ETF	20.71%	18.27%
S&P 100 Equal Weight Index	21.30%	18.84%
S&P 100 Index	23.17%	20.05%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 15

PORTFOLIO SUMMARY (Unaudited)	October 31, 2017

Guggenheim S&P 100® Equal Weight Etf

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
Intel Corp.	1.2%
Bank of America Corp.	1.2%
PayPal Holdings, Inc.	1.1%
Texas Instruments, Inc.	1.1%
Capital One Financial Corp.	1.1%
General Motors Co.	1.1%
Caterpillar, Inc.	1.1%
ConocoPhillips	1.1%
JPMorgan Chase & Co.	1.1%
American Express Co.	1.1%
Top Ten Total	11.2%

“Ten Largest Holdings” excludes any temporary cash investments.

16 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2017

Guggenheim S&P 500® Equal Weight Consumer Discretionary Etf

For the one-year period ended October 31, 2017, Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF (“RCD”) returned 8.32%, compared to its benchmark, the S&P 500® Equal Weight Index Consumer Discretionary, which returned 8.83%. RCD achieved over 99% correlation to its benchmark on a daily basis.

The return of the cap-weighted Standard & Poor’s 500® Index was 23.63%.

The Hotel, Restaurants & Leisure; Household Durables; and Auto Components industries were the largest contributors to the Fund’s return. The Specialty Retail, Leisure Products, and Multiline Retail industries detracted the most from the Fund’s return.

Marriott International, Inc. Class A, Wynn Resorts Ltd., and Wyndham Worldwide Corp. contributed the most to the Fund’s return. Mattel, Inc., Foot Locker, Inc., and Macy’s, Inc. detracted the most from the Fund’s return.

Cumulative Fund Performance: October 31, 2007 – October 31, 2017

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2017
	One Year	Three Year	Five Year	10 Year
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	8.32%	4.67%	12.04%	8.86%
S&P 500 Equal Weight Index Consumer Discretionary	8.83%	5.03%	12.54%	9.32%
S&P 500 Index	23.63%	10.77%	15.18%	7.51%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 17

PORTFOLIO SUMMARY (Unaudited)	October 31, 2017

Guggenheim S&P 500® Equal Weight Consumer Discretionary Etf

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
DR Horton, Inc.	1.5%
PulteGroup, Inc.	1.5%
General Motors Co.	1.4%
L Brands, Inc.	1.4%
Michael Kors Holdings Ltd.	1.4%
Marriott International, Inc. — Class A	1.4%
Amazon.com, Inc.	1.4%
BorgWarner, Inc.	1.4%
VF Corp.	1.4%
Netflix, Inc.	1.4%
Top Ten Total	14.2%

“Ten Largest Holdings” excludes any temporary cash investments.

18 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2017

Guggenheim S&P 500® Equal Weight Consumer Staples Etf

For the one-year period ended October 31, 2017, Guggenheim S&P 500® Equal Weight Consumer Staples ETF (“RHS”) returned 1.99%. For the same period, its benchmark, the S&P 500® Equal Weight Index Consumer Staples, returned 2.17%. RHS achieved over 99% correlation to its benchmark on a daily basis.

The return of the cap-weighted Standard & Poor’s 500® Index was 23.63%.

The Beverages, Food & Staples Retailing, and Tobacco industries were the largest contributors to the Fund’s return. The Food Products and Personal Products were the only detractors. Household Products contributed the least.

Whole Foods Market, Inc., Constellation Brands, Inc. Class A, and Estee Lauder Companies, Inc. Class A contributed the most to the Fund’s return. Coty, Inc. Class A, Kroger Co., and Molson Coors Brewing Co. Class B detracted the most.

Cumulative Fund Performance: October 31, 2007 – October 31, 2017

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2017
	One Year	Three Year	Five Year	10 Year
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	1.99%	8.42%	14.42%	10.92%
S&P 500 Equal Weight Index Consumer Staples	2.17%	8.84%	15.00%	11.46%
S&P 500 Index	23.63%	10.77%	15.18%	7.51%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 19

PORTFOLIO SUMMARY (Unaudited)	October 31, 2017

Guggenheim S&P 500® Equal Weight Consumer Staples Etf

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
Tyson Foods, Inc. — Class A	3.3%
Wal-Mart Stores, Inc.	3.3%
Constellation Brands, Inc. — Class A	3.2%
Sysco Corp.	3.1%
Brown-Forman Corp. — Class B	3.1%
Altria Group, Inc.	3.1%
Monster Beverage Corp.	3.1%
Estee Lauder Companies, Inc. — Class A	3.1%
Costco Wholesale Corp.	3.1%
McCormick & Company, Inc.	3.1%
Top Ten Total	31.5%

“Ten Largest Holdings” excludes any temporary cash investments.

20 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2017

Guggenheim S&P 500® Equal Weight Energy Etf

For the one-year period ended October 31, 2017, Guggenheim S&P 500® Equal Weight Energy ETF (“RYE”) returned -2.20%. For the same period, its benchmark, the S&P 500® Equal Weight Index Energy, returned -1.63%. RYE achieved over 99% correlation to its benchmark on a daily basis.

The return of the cap-weighted Standard & Poor’s 500® Index was 23.63%.

The Oil & Gas Refining & Marketing, Integrated Oil & Gas, and Oil & Gas Storage & Transportation industries contributed the most to the Fund’s return. The Oil & Gas Exploration & Production, Oil & Gas Equipment & Services, and Oil & Gas Drilling industries detracted the most from the Fund’s return.

Valero Energy Corp., Marathon Oil Corp., and Cabot Oil & Gas Corp. contributed the most to the Fund’s return. Range Resources Corp., Chesapeake Energy Corp., and Apache Corp. detracted the most from the Fund’s return.

Cumulative Fund Performance: October 31, 2007 – October 31, 2017

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2017
	One Year	Three Year	Five Year	10 Year
Guggenheim S&P 500® Equal Weight Energy ETF	(2.20%)	(9.12%)	(1.48%)	(0.62%)
S&P 500 Equal Weight Index Energy	(1.63%)	(8.87%)	(1.18%)	(0.16%)
S&P 500 Index	23.63%	10.77%	15.18%	7.51%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 21

PORTFOLIO SUMMARY (Unaudited)	October 31, 2017

Guggenheim S&P 500® Equal Weight Energy Etf

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
Marathon Oil Corp.	3.6%
Newfield Exploration Co.	3.5%
Anadarko Petroleum Corp.	3.4%
Concho Resources, Inc.	3.4%
Helmerich & Payne, Inc.	3.4%
Cimarex Energy Co.	3.4%
Devon Energy Corp.	3.3%
Pioneer Natural Resources Co.	3.3%
EOG Resources, Inc.	3.3%
ConocoPhillips	3.3%
Top Ten Total	33.9%

“Ten Largest Holdings” excludes any temporary cash investments.

22 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2017

Guggenheim S&P 500® Equal Weight Financials Etf

For the one-year period ended October 31, 2017, Guggenheim S&P 500® Equal Weight Financials ETF (“RYF”) returned 35.15%. For the same period, its benchmark, the S&P 500® Equal Weight Index Financials, returned 35.61%. RYF achieved a daily correlation of over 99% to its benchmark on a daily basis.

The return of the cap-weighted Standard & Poor’s 500® Index was 23.63%.

Regional Banks, Asset Management & Custody Banks, and Life & Health Insurance were the industries contributing the most to return. Reinsurance was the only detractor. The Multi-Sector Holdings and Multi-Line Insurance industries contributed the least to return.

Ameriprise Financial, Inc., Bank of America Corp., and Lincoln National Corp. were the largest contributors to the Fund’s return. Everest Re Group Ltd. was the only detractor. Cincinnati Financial Corp. and American International Group, Inc. contributed the least to the Fund’s return.

Cumulative Fund Performance: October 31, 2007 – October 31, 2017

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2017
	One Year	Three Year	Five Year	10 Year
Guggenheim S&P 500® Equal Weight Financials ETF	35.15%	13.26%	17.87%	4.42%
S&P 500 Equal Weight Index Financials	35.61%	13.87%	18.49%	5.23%
S&P 500 Index	23.63%	10.77%	15.18%	7.51%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 23

PORTFOLIO SUMMARY (Unaudited)	October 31, 2017

Guggenheim S&P 500® Equal Weight Financials Etf

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
Comerica, Inc.	1.7%
Bank of America Corp.	1.6%
Ameriprise Financial, Inc.	1.6%
Capital One Financial Corp.	1.6%
Regions Financial Corp.	1.6%
Charles Schwab Corp.	1.6%
Citizens Financial Group, Inc.	1.6%
M&T Bank Corp.	1.6%
Discover Financial Services	1.6%
Lincoln National Corp.	1.6%
Top Ten Total	16.1%

“Ten Largest Holdings” excludes any temporary cash investments.

24 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2017

Guggenheim S&P 500® Equal Weight Health Care Etf

For the one-year period ended October 31, 2017, Guggenheim S&P 500® Equal Weight Health Care ETF (“RYH”) returned 22.85%. For the same period, its benchmark, the S&P 500® Equal Weight Index Health Care, returned 23.32%. RYH achieved over 99% correlation to its benchmark on a daily basis.

The return of the cap-weighted Standard & Poor’s 500® Index was 23.63%.

The Health Care Equipment & Supplies, Health Care Providers & Services, and Life Sciences Tools & Services were the largest contributors to the Fund’s return. Health Care Technology, Pharmaceuticals, and Biotechnology contributed the least. No industry detracted.

Vertex Pharmaceuticals, Inc., Anthem, Inc., and Intuitive Surgical, Inc. were the largest contributors to the Fund’s return. Endo International Plc, Envision Healthcare Corp., and Mallinckrodt Plc were the largest detractors from the Fund’s return.

Cumulative Fund Performance: October 31, 2007 – October 31, 2017

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2017
	One Year	Three Year	Five Year	10 Year
Guggenheim S&P 500® Equal Weight Health Care ETF	22.85%	9.07%	18.60%	12.37%
S&P 500 Equal Weight Index Health Care	23.32%	9.32%	19.21%	13.09%
S&P 500 Index	23.63%	10.77%	15.18%	7.51%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 25

PORTFOLIO SUMMARY (Unaudited)	October 31, 2017

Guggenheim S&P 500® Equal Weight Health Care Etf

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
Align Technology, Inc.	2.1%
Quintiles IMS Holdings, Inc.	1.8%
Mettler-Toledo International, Inc.	1.8%
Mylan N.V.	1.8%
Stryker Corp.	1.8%
Intuitive Surgical, Inc.	1.8%
Anthem, Inc.	1.8%
PerkinElmer, Inc.	1.7%
Cigna Corp.	1.7%
Johnson & Johnson	1.7%
Top Ten Total	18.0%

“Ten Largest Holdings” excludes any temporary cash investments.

26 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2017

Guggenheim S&P 500® Equal Weight Industrials Etf

For the one-year period ended October 31, 2017, Guggenheim S&P 500® Equal Weight Industrials ETF (“RGI”) returned 26.21% compared to its benchmark S&P 500® Equal Weight Index Industrials, which returned 26.66%. RGI achieved over 99% correlation to its benchmark on a daily basis.

The return of the cap-weighted Standard & Poor’s 500® Index was 23.63%.

The Machinery, Aerospace & Defense, and Road & Rail industries contributed the most to the Fund’s return. The only detractor was the Professional Services industry. The Construction & Engineering and Commercial Services & Supplies industries contributed least.

Boeing Co., United Rentals, Inc., and CSX Corp. contributed the most to the Fund’s return. General Electric Co., Acuity Brands, Inc., and Pitney Bowes, Inc. detracted the most from the Fund’s return.

Cumulative Fund Performance: October 31, 2007 – October 31, 2017

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2017
	One Year	Three Year	Five Year	10 Year
Guggenheim S&P 500® Equal Weight Industrials ETF	26.21%	10.30%	16.37%	8.68%
S&P 500 Equal Weight Index Industrials	26.66%	10.70%	16.92%	9.24%
S&P 500 Index	23.63%	10.77%	15.18%	7.51%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 27

PORTFOLIO SUMMARY (Unaudited)	October 31, 2017

Guggenheim S&P 500® Equal Weight Industrials Etf

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
Rockwell Automation, Inc.	1.7%
WW Grainger, Inc.	1.7%
Caterpillar, Inc.	1.6%
Robert Half International, Inc.	1.6%
Pentair plc	1.6%
Deere & Co.	1.6%
Parker-Hannifin Corp.	1.6%
3M Co.	1.6%
Illinois Tool Works, Inc.	1.6%
United Rentals, Inc.	1.6%
Top Ten Total	16.2%

“Ten Largest Holdings” excludes any temporary cash investments.

28 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2017

Guggenheim S&P 500® Equal Weight Materials Etf

For the one-year period ended October 31, 2017, Guggenheim S&P 500® Equal Weight Materials ETF (“RTM”) returned 29.52% compared with the 30.27% return of the benchmark, the S&P 500® Equal Weight Index Materials. RTM achieved over 99% correlation to its benchmark on a daily basis.

The return of the cap-weighted Standard & Poor’s 500® Index was 23.63%.

The Specialty Chemicals, Fertilizers & Agricultural Chemicals, and Paper Packaging industries were the largest contributors to the Fund’s return. The Aerospace & Defense and Aluminum industries were the only detractors from return. The Gold industry contributed least.

FMC Corp., Albermarle Corp., and CF Industries Holdings, Inc. contributed the most to the Fund’s return. Owens-Illinois, Inc., Arconic, Inc., and Sealed Air Corp. detracted the most from the Fund’s return.

Cumulative Fund Performance: October 31, 2007 – October 31, 2017

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2017
	One Year	Three Year	Five Year	10 Year
Guggenheim S&P 500® Equal Weight Materials ETF	29.52%	11.05%	13.92%	8.09%
S&P 500 Equal Weight Index Materials	30.27%	11.54%	14.42%	8.71%
S&P 500 Index	23.63%	10.77%	15.18%	7.51%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 29

PORTFOLIO SUMMARY (Unaudited)	October 31, 2017

Guggenheim S&P 500® Equal Weight Materials Etf

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
Albemarle Corp.	4.4%
CF Industries Holdings, Inc.	4.4%
Mosaic Co.	4.3%
Sherwin-Williams Co.	4.3%
Avery Dennison Corp.	4.2%
LyondellBasell Industries N.V. — Class A	4.2%
PPG Industries, Inc.	4.2%
DowDuPont, Inc.	4.2%
Praxair, Inc.	4.1%
Air Products & Chemicals, Inc.	4.1%
Top Ten Total	42.4%

“Ten Largest Holdings” excludes any temporary cash investments.

30 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2017

Guggenheim S&P 500® Equal Weight Real Estate Etf

For the one-year period ended October 31, 2017, Guggenheim S&P 500® Equal Weight Real Estate ETF (“EWRE”) returned 8.33%, compared with its benchmark, the S&P 500® Equal Weight Real Estate Index, which returned 8.88%.

The return of the cap-weighted Standard & Poor’s 500® Index was 23.63%.

The Specialized REITS, Residential REITs, and Real Estate Services were the largest contributors to the Fund’s return. Retails REITS and Health Care REITs were the only detractors from return. The Industrial REITs industry contributed least.

CBRE Group, Inc. Class A, Host Hotels & Resorts, Inc., and Digital Realty Trust, Inc. contributed the most to the Fund’s return. Kimco Realty Corp., Macerich Co., and GGP, Inc. detracted the most from the Fund’s return.

Cumulative Fund Performance: August 13, 2015 – October 31, 2017

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2017
	One Year	Since Inception (08/13/15)
Guggenheim S&P 500® Equal Weight Real Estate ETF	8.33%	5.54%
S&P 500 Equal Weight Real Estate Index	8.88%	6.02%
S&P 500 Index	23.63%	12.29%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 31

PORTFOLIO SUMMARY (Unaudited)	October 31, 2017

Guggenheim S&P 500® Equal Weight Real Estate Etf

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
CBRE Group, Inc. — Class A	3.3%
Host Hotels & Resorts, Inc.	3.3%
Weyerhaeuser Co.	3.3%
SBA Communications Corp.	3.2%
Alexandria Real Estate Equities, Inc.	3.2%
Vornado Realty Trust	3.1%
Prologis, Inc.	3.1%
Boston Properties, Inc.	3.1%
Macerich Co.	3.1%
Crown Castle International Corp.	3.1%
Top Ten Total	31.8%

“Ten Largest Holdings” excludes any temporary cash investments.

32 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2017

Guggenheim S&P 500® Equal Weight Technology Etf

For the one-year period ended October 31, 2017, Guggenheim S&P 500® Equal Weight Technology ETF (“RYT”) returned 37.19% compared with its benchmark, the S&P 500® Equal Weight Index Information Technology, which returned 37.40%. RYT achieved over 99% correlation to its benchmark on a daily basis.

The return of the cap-weighted Standard & Poor’s 500® Index was 23.63%.

The Semiconductors & Semiconductor Equipment, Software, and IT Services industries were the largest contributors to the Fund’s return. The Consumer Finance, Diversified Financial Services, and Communications Equipment industries contributed the least to return. No industry detracted.

NVIDIA Corp., Micron Technology, Inc., and Lam Research Corp. contributed the most to the Fund’s return. First Solar, Inc., Akamai Technologies, Inc., and Qualcomm, Inc. detracted the most from the Fund’s return.

Cumulative Fund Performance: October 31, 2007 – October 31, 2017

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2017
	One Year	Three Year	Five Year	10 Year
Guggenheim S&P 500® Equal Weight Technology ETF	37.19%	19.23%	23.94%	10.79%
S&P 500 Equal Weight Index Information Technology	37.40%	19.82%	24.48%	11.33%
S&P 500 Index	23.63%	10.77%	15.18%	7.51%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 33

PORTFOLIO SUMMARY (Unaudited)	October 31, 2017

Guggenheim S&P 500® Equal Weight Technology Etf

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
Micron Technology, Inc.	1.8%
Intel Corp.	1.7%
Applied Materials, Inc.	1.7%
NVIDIA Corp.	1.7%
Lam Research Corp.	1.7%
FLIR Systems, Inc.	1.7%
Texas Instruments, Inc.	1.6%
PayPal Holdings, Inc.	1.6%
Xilinx, Inc.	1.6%
Seagate Technology plc	1.6%
Top Ten Total	16.7%

“Ten Largest Holdings” excludes any temporary cash investments.

34 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2017

Guggenheim S&P 500® Equal Weight Utilities Etf

For the one-year period ended October 31, 2017, Guggenheim S&P 500® Equal Weight Utilities ETF (“RYU”) returned 12.51% while its benchmark, the S&P 500® Equal Weight Telecommunication Services & Utilities Index, returned 13.01%. RYU had a 96% correlation to its benchmark on a daily basis.

The return of the cap-weighted Standard & Poor’s 500® Index was 23.63%.

The industries for Electric Utilities, Multi-Utilities, and Independent Power & Renewable Electricity Producers were the largest contributors to the Fund’s return. Diversified Telecommunication Services was the only detractor. Water Utilities contributed the least.

NRG Energy, Inc., CenterPoint Energy, Inc., and Ameren Corp. contributed the most to the Fund’s return. Scana Corp., Frontier Communications Corp., and CenturyLink, Inc. detracted the most from the Fund’s return.

Cumulative Fund Performance: October 31, 2007 – October 31, 2017

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2017
	One Year	Three Year	Five Year	10 Year
Guggenheim S&P 500® Equal Weight Utilities ETF	12.51%	8.49%	11.68%	7.36%
S&P 500 Equal Weight Index Telecommunication Services & Utilities	13.01%	8.91%	12.16%	7.91%
S&P 500 Index	23.63%	10.77%	15.18%	7.51%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 35

PORTFOLIO SUMMARY (Unaudited)	October 31, 2017

Guggenheim S&P 500® Equal Weight Utilities Etf

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
Entergy Corp.	3.5%
American Water Works Company, Inc.	3.5%
Public Service Enterprise Group, Inc.	3.4%
Exelon Corp.	3.4%
NextEra Energy, Inc.	3.4%
NRG Energy, Inc.	3.4%
Southern Co.	3.4%
Verizon Communications, Inc.	3.4%
Ameren Corp.	3.3%
CenturyLink, Inc.	3.3%
Top Ten Total	34.0%

“Ten Largest Holdings” excludes any temporary cash investments.

36 | GUGGENHEIM ETFs ANNUAL REPORT

SCHEDULE OF INVESTMENTS	October 31, 2017
Guggenheim MSCI Emerging Markets Equal Country Weight ETF

	Shares	Value

COMMON STOCKS† - 90.2%

Financial - 37.3%
Credicorp Ltd.	2,177	$455,950
Commercial International Bank Egypt SAE GDR	91,936	419,688
OTP Bank plc	8,662	349,249
Komercni Banka AS	4,918	211,437
Bancolombia S.A. ADR	4,600	173,650
Emaar Properties PJSC	54,743	123,568
Qatar National Bank QPSC	3,578	119,406
Moneta Money Bank AS1	30,018	102,617
Alpha Bank AE*	43,024	85,707
Powszechna Kasa Oszczednosci Bank Polski S.A.*	7,964	84,808
Sberbank of Russia PJSC ADR	5,503	78,968
Bank Central Asia Tbk PT	47,600	73,352
Grupo de Inversiones Suramericana S.A.	5,354	67,949
Abu Dhabi Commercial Bank PJSC	32,791	65,981
Public Bank BHD	13,600	65,727
Ayala Land, Inc.	77,385	64,757
Powszechny Zaklad Ubezpieczen S.A.	4,965	64,101
Egyptian Financial Group-Hermes Holding Co. GDR	23,894	63,559
First Abu Dhabi Bank PJSC	21,461	60,480
Turkiye Garanti Bankasi AS ADR	21,939	59,674
Siam Commercial Bank PCL	13,522	59,632
Banco de Chile ADR	646	59,510
Bank Rakyat Indonesia Persero Tbk PT	50,900	58,547
National Bank of Greece S.A. ADR*	165,825	57,707
Banco Santander Chile ADR	1,840	57,555
SM Prime Holdings, Inc.	79,200	56,763
Ayala Corp.	2,640	52,723
Banco Bradesco S.A. ADR	4,939	52,205
Malayan Banking BHD	23,600	51,565
Masraf Al Rayan QSC	5,206	51,106
BDO Unibank, Inc.	19,050	50,739
Akbank TAS ADR	9,550	49,994
Eurobank Ergasias S.A.*	58,034	47,392
Grupo Financiero Banorte SAB de CV — Class O	7,818	46,499
Bank Mandiri Persero Tbk PT	83,000	43,145
DAMAC Properties Dubai Company PJSC	37,560	40,396
Bank Pekao S.A.	1,193	38,981
Central Pattana PCL	14,714	35,213
CIMB Group Holdings BHD	23,600	34,228
China Construction Bank Corp. ADR	1,876	33,412
mBank S.A.*	264	33,406
Dubai Islamic Bank PJSC	19,720	32,861
Turkiye Is Bankasi — Class C	16,790	31,576
Bank Negara Indonesia Persero Tbk PT	55,600	31,157
Ezdan Holding Group QSC	11,757	30,678
Qatar Islamic Bank SAQ	1,100	29,307
Banco Bradesco ADR	2,855	28,643
Bank Zachodni WBK S.A.	274	27,507
VTB Bank PJSC GDR	13,074	27,063
Industrial & Commercial Bank of China Ltd. ADR[2]	1,640	26,084
Aldar Properties PJSC	39,979	25,908
Piraeus Bank S.A.*	8,779	25,261
Standard Bank Group Ltd. ADR[2]	2,137	25,131
Qatar Insurance Company SAQ	2,026	24,769
Banco do Brasil S.A. ADR	2,243	23,910
Commercial Bank PQSC*	3,196	23,175
China Evergrande Group*	6,000	23,110
Bangkok Bank PCL	3,941	22,896
Turkiye Halk Bankasi AS	7,539	21,962
Banco de Credito e Inversiones	313	21,068
Banco Santander Brasil S.A. ADR	2,401	20,865
Ping An Insurance Group Company of China Ltd. ADR	1,160	20,589
Krung Thai Bank PCL	35,197	19,283
Emaar Malls PJSC	30,453	19,154
Hana Financial Group, Inc.	421	18,018
KB Financial Group, Inc. ADR	342	17,958
GT Capital Holdings, Inc.	780	17,829
Bank of China Ltd. ADR	1,415	17,631
Doha Bank QPSC	2,200	17,040
RMB Holdings Ltd.	3,834	16,945
FirstRand Ltd.	4,645	16,834
BB Seguridade Participacoes S.A. ADR	1,962	16,673
Pakuwon Jati Tbk PT	348,200	16,174
PICC Property & Casualty Company Ltd. — Class H	8,000	15,853
Shinhan Financial Group Company Ltd. ADR[2]	348	15,754
Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT*	22,233	15,460
China Merchants Bank Company Ltd. — Class H	4,000	15,253
Hong Leong Bank BHD	4,000	15,061
CTBC Financial Holding Company Ltd.	23,349	14,942
Turkiye Vakiflar Bankasi TAO — Class D	8,664	14,446
Alior Bank S.A.*	695	13,815
Growthpoint Properties Ltd. REIT	7,764	13,457
Redefine Properties Ltd. REIT	17,871	13,408
Bank of the Philippine Islands	7,010	13,307
AMMB Holdings BHD	12,800	12,941
Sanlam Ltd. ADR	1,268	12,819
Fubon Financial Holding Company Ltd.	8,000	12,746
Grupo Financiero Inbursa SAB de CV — Class O	7,358	12,673
Mega Financial Holding Company Ltd.	16,000	12,573
E.Sun Financial Holding Company Ltd.	20,547	12,501
Shanghai Industrial Holdings Ltd.	4,000	12,279
Yapi ve Kredi Bankasi AS*	10,038	12,162
First Financial Holding Company Ltd.	18,162	11,713
Fibra Uno Administracion S.A. de CV REIT	7,358	11,604
Cathay Financial Holding Company Ltd.	7,000	11,559
Grupo Financiero Santander Mexico SAB de CV — Class B	6,657	11,236

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (continued)	October 31, 2017
Guggenheim MSCI Emerging Markets Equal Country Weight ETF

	Shares	Value

Barwa Real Estate Co.	1,358	$11,194
Discovery Ltd.	1,061	10,995
Barclays Africa Group Ltd.	1,100	10,901
Hyundai Marine & Fire Insurance Company Ltd.	265	10,727
China Life Insurance Company Ltd. ADR[2]	631	10,519
China Resources Land Ltd.	3,283	9,784
China Life Insurance Company Ltd.	9,975	9,426
Bank Millennium S.A.*	4,000	8,772
Robinsons Land Corp.	16,400	8,005
Country Garden Holdings Company Ltd.	5,000	7,921
China Pacific Insurance Group Company Ltd. — Class H	1,600	7,885
Samsung Fire & Marine Insurance Company Ltd.	32	7,798
China Overseas Land & Investment Ltd.	2,000	6,486
NH Investment & Securities Company Ltd.	508	6,371
Bank of Communications Company Ltd. — Class H	8,000	6,029
CITIC Ltd.	4,000	5,855
Samsung Securities Company Ltd.	173	5,497
Mirae Asset Daewoo Company Ltd.	588	5,327
China CITIC Bank Corporation Ltd. — Class H	8,000	5,148
Nedbank Group Ltd.[2]	289	4,238
Brait SE*,2	1,017	3,804
Total Financial		5,008,649

Communications - 9.9%
Naspers Ltd. — Class N	715	174,183
Emirates Telecommunications Group Company PJSC	27,265	132,516
Tencent Holdings Ltd. ADR	2,511	113,121
Alibaba Group Holding Ltd. ADR*	519	95,958
America Movil SAB de CV — Class L ADR[2]	5,300	90,736
Hellenic Telecommunications Organization S.A.	7,478	88,857
Telekomunikasi Indonesia Persero Tbk PT	243,300	72,295
O2 Czech Republic AS	3,825	46,590
Grupo Televisa SAB ADR	2,000	43,780
Advanced Info Service PCL	5,848	34,239
PLDT, Inc. ADR	901	29,787
Baidu, Inc. ADR*	120	29,273
Turkcell Iletisim Hizmetleri AS ADR	3,112	29,222
Ooredoo QSC	1,236	29,162
China Mobile Ltd. ADR	496	25,023
MTN Group Ltd. ADR	2,713	23,446
DiGi.com BHD	17,600	20,787
NAVER Corp.	26	20,747
Telefonica Brasil S.A. ADR	1,261	19,419
Axiata Group BHD	14,800	18,843
Cyfrowy Polsat S.A.	2,290	15,960
Empresa Nacional de Telecomunicaciones S.A.	1,358	15,799
Chunghwa Telecom Company Ltd. ADR	464	15,785
Vodacom Group Ltd. ADR	1,240	13,640
Maxis BHD	9,600	13,492
Globe Telecom, Inc.	330	13,053
True Corporation PCL*	68,614	12,702
JD.com, Inc. ADR*	325	12,194
Telekom Malaysia BHD	7,200	10,800
China Unicom Hong Kong Ltd. ADR*	734	10,371
Turk Telekomunika ADR*	3,044	10,304
Samsung SDI Company Ltd.	54	9,929
Ctrip.com International Ltd. ADR*	201	9,626
TIM Participacoes S.A. ADR	484	8,925
Orange Polska S.A.*	5,067	7,812
Sistema PJSC FC GDR	1,312	6,166
Total Communications		1,324,542

Consumer, Non-cyclical - 7.5%
Richter Gedeon Nyrt	4,826	120,034
Ambev S.A. ADR	10,228	64,742
DP World Ltd.	2,610	61,988
Fomento Economico Mexicano SAB de CV ADR	630	55,283
JG Summit Holdings, Inc.	31,020	46,206
Cencosud S.A.	14,231	42,637
BIM Birlesik Magazalar AS	2,042	41,602
Unilever Indonesia Tbk PT	10,800	39,497
Magnit PJSC GDR	1,097	31,045
Universal Robina Corp.	10,640	29,473
Kroton Educational S.A. ADR	4,749	26,452
Cia Cervecerias Unidas S.A. ADR	913	26,002
Bangkok Dusit Medical Services PCL — Class F	33,532	21,400
Anadolu Efes Biracilik Ve Malt Sanayii AS	3,278	18,961
Charoen Pokphand Foods PCL	23,923	18,724
Kalbe Farma Tbk PT	156,400	18,451
PPB Group BHD	4,600	18,233
IHH Healthcare BHD	13,200	17,585
BRF S.A. ADR*,2	1,300	17,511
Uni-President Enterprises Corp.	8,320	17,380
Aspen Pharmacare Holdings Ltd.	757	17,101
Cielo S.A. ADR	2,397	16,491
IOI Corporation BHD	15,600	16,435
Charoen Pokphand Indonesia Tbk PT	66,100	16,083
Tiger Brands Ltd.	568	15,504
Kuala Lumpur Kepong BHD	2,400	13,946
CSPC Pharmaceutical Group Ltd.	8,000	13,904
Gruma SAB de CV — Class B	1,000	13,127
Grupo Bimbo SAB de CV	5,518	12,784
Coca-Cola Femsa SAB de CV	1,722	11,658
Indofood Sukses Makmur Tbk PT	18,000	10,883
Hanjaya Mandala Sampoerna Tbk PT	37,000	10,858
Ulker Biskuvi Sanayi AS	2,001	10,668
Eurocash S.A.	1,036	10,480
KT&G Corp.	106	10,029
Shoprite Holdings Ltd. ADR[2]	685	9,933
Localiza Rent a Car SA ADR	525	9,251

38 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2017
Guggenheim MSCI Emerging Markets Equal Country Weight ETF

	Shares	Value

Kimberly-Clark de Mexico SAB de CV — Class A	5,302	$9,149
Bidvest Group Ltd.	725	8,793
Arca Continental SAB de CV	1,200	7,653
LG Household & Health Care Ltd.	7	7,354
Want Want China Holdings Ltd.	8,000	6,542
Amorepacific Corp.	22	6,166
JBS S.A ADR[2]	1,072	4,996
Total Consumer, Non-cyclical		1,002,994

Energy - 7.2%
MOL Hungarian Oil & Gas plc	13,760	164,742
Polski Koncern Naftowy ORLEN S.A.	2,531	89,518
PTT PCL	6,567	83,026
Ecopetrol S.A. ADR[2]	7,000	77,630
LUKOIL PJSC ADR	1,451	77,048
Gazprom PJSC ADR	17,577	75,484
Tupras Turkiye Petrol Rafinerileri AS	1,225	44,043
Tatneft PJSC ADR	857	38,565
Petroleo Brasileiro S.A. ADR*	3,264	34,762
Novatek PJSC GDR	262	29,894
Polskie Gornictwo Naftowe i Gazownictwo S.A.	15,775	29,002
PTT Exploration & Production PCL	11,122	28,876
Sasol Ltd. ADR	874	25,442
Surgutneftegas OJSC ADR	4,538	22,672
CNOOC Ltd. ADR	164	22,419
Petronas Gas BHD	4,800	20,454
Rosneft Oil Company PJSC GDR	3,492	19,136
Jastrzebska Spolka Weglowa S.A.*	600	16,142
Grupa Lotos S.A.	879	15,950
Ultrapar Participacoes S.A. ADR	571	13,641
SK Innovation Company Ltd.	70	12,809
Petronas Dagangan BHD	2,100	11,885
China Petroleum & Chemical Corp. ADR	103	7,585
PetroChina Company Ltd. ADR	93	6,092
China Everbright International Ltd.	4,000	5,640
Total Energy		972,457

Basic Materials - 6.4%
Southern Copper Corp.	2,929	125,801
Cia de Minas Buenaventura S.A.A. ADR	6,551	90,338
Industries Qatar QSC	2,358	61,852
Sociedad Quimica y Minera de Chile S.A. ADR	1,012	60,457
MMC Norilsk Nickel PJSC ADR	2,466	45,374
Grupo Mexico SAB de CV	11,956	38,961
PTT Global Chemical PCL	15,511	37,353
Eregli Demir ve Celik Fabrikalari TAS	15,917	37,314
KGHM Polska Miedz S.A.	1,097	37,066
Empresas CMPC S.A.	11,022	35,173
POSCO ADR	332	24,229
Petronas Chemicals Group BHD	12,800	22,283
Vale S.A. ADR	2,060	20,167
Fibria Celulose S.A. ADR	1,179	18,793
Formosa Plastics Corp.	6,000	18,283
LG Chem Ltd.	45	16,207
Braskem S.A. ADR*	500	15,985
Nan Ya Plastics Corp.	6,000	14,801
Novolipetsk Steel PJSC GDR	479	11,041
Grupa Azoty S.A.	538	10,793
China Steel Corp.	13,000	10,582
Mexichem SAB de CV	3,905	10,076
Gerdau S.A. ADR	3,022	10,003
AngloGold Ashanti Ltd. ADR	1,059	9,849
Severstal PJSC GDR	636	9,699
Sappi Ltd.	1,438	9,630
Mondi Ltd.	399	9,569
Industrias Penoles SAB de CV	400	9,319
Formosa Chemicals & Fibre Corp.	3,000	9,112
Synthos S.A.	6,003	8,133
Hyundai Steel Co.	150	7,698
Petkim Petrokimya Holding AS	4,000	6,996
PhosAgro PJSC GDR	479	6,586
Korea Zinc Company Ltd.	13	5,941
Total Basic Materials		865,464

Consumer, Cyclical - 6.4%
OPAP S.A.	6,851	76,778
Astra International Tbk PT	103,300	60,934
SACI Falabella	5,926	56,658
SM Investments Corp.	3,060	56,606
CP ALL PCL	25,561	53,861
JUMBO S.A.	3,226	51,862
Latam Airlines Group S.A. ADR[2]	3,632	49,322
Turk Hava Yollari AO*	14,885	40,697
Wal-Mart de Mexico SAB de CV	16,555	37,073
Arcelik AS	4,903	26,759
Jollibee Foods Corp.	5,480	26,431
FF Group*	1,216	25,470
LPP S.A.	10	23,562
Steinhoff International Holdings N.V.	5,095	22,126
Genting BHD	10,000	21,377
Minor International PCL	16,300	21,221
Genting Malaysia BHD	17,200	20,436
Hyundai Motor Co.	134	19,256
Bid Corporation Ltd.	725	15,944
Hyundai Mobis Company Ltd.	64	15,224
Woolworths Holdings Limited/South Africa[2]	3,380	13,469
LG Corp.	171	13,126
Yum China Holdings, Inc.*	320	12,912
Home Product Center PCL	32,500	12,523
Dongfeng Motor Group Company Ltd. — Class H	8,000	10,972
Kia Motors Corp.	332	10,490
Mr Price Group Ltd.	803	9,951
Matahari Department Store Tbk PT	14,000	8,877
Cheng Shin Rubber Industry Company Ltd.	4,000	7,891
Great Wall Motor Company Ltd. — Class H	6,000	7,560
DXB Entertainments PJSC*	35,961	7,246
Far Eastern New Century Corp.	8,160	6,994

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (continued)	October 31, 2017
Guggenheim MSCI Emerging Markets Equal Country Weight ETF

	Shares	Value

CCC S.A.	80	$6,001
Samsung C&T Corp.	45	5,945
Total Consumer, Cyclical		855,554

Utilities - 5.1%
CEZ AS	10,218	224,055
Enel Americas S.A. ADR	6,056	64,194
Tenaga Nasional BHD	17,200	60,942
PGE Polska Grupa Energetyczna S.A.*	11,487	41,196
Interconexion Electrica S.A. ESP	9,122	39,929
Enel Generacion Chile S.A. ADR	1,216	31,494
Enel Chile S.A. ADR	4,358	25,669
Aboitiz Power Corp.	26,000	21,404
Qatar Electricity & Water Company QSC	423	21,262
Centrais Eletricas Brasileiras S.A. ADR*	2,702	18,130
Colbun S.A.	75,370	17,810
Metro Pacific Investments Corp.	132,100	17,400
Aguas Andinas S.A. — Class A	25,266	16,476
RusHydro PJSC ADR	12,040	16,134
Cia de Saneamento Basico do Estado de Sao Paulo ADR	1,680	15,322
Guangdong Investment Ltd.	10,000	14,484
Korea Electric Power Corp. ADR[2]	801	14,114
Perusahaan Gas Negara Persero Tbk	82,400	11,179
CPFL Energia S.A. ADR	400	6,700
Total Utilities		677,894

Technology - 4.3%
Taiwan Semiconductor Manufacturing Company Ltd. ADR	4,982	210,888
Samsung Electronics Company Ltd. GDR[1]	161	198,513
MediaTek, Inc.	4,000	45,425
SK Hynix, Inc.	521	38,226
Advanced Semiconductor Engineering, Inc. ADR	5,331	32,839
SK Holdings Company Ltd.	74	19,121
United Microelectronics Corp. ADR	7,000	18,200
NetEase, Inc. ADR	40	11,277
Quanta Computer, Inc.	4,000	9,417
Total Technology		583,906

Industrial - 3.9%
Airports of Thailand PCL	36,000	64,479
Hon Hai Precision Industry Company Ltd.	13,860	51,471
Grupo Argos S.A.	6,671	43,495
Cementos Argos S.A.	9,897	36,101
Cemex SAB de CV ADR*	4,416	35,814
Titan Cement Company S.A.	1,444	34,855
United Tractors Tbk PT	12,257	31,337
Qatar Gas Transport Company Ltd.	5,114	21,280
Embraer S.A. ADR	1,071	20,499
Semen Indonesia Persero Tbk PT	24,000	19,288
Delta Electronics, Inc.	4,000	19,231
Indocement Tunggal Prakarsa Tbk PT	11,600	19,201
BTS Group Holdings PCL	61,960	15,854
Gamuda BHD	12,400	15,377
Grupo Aeroportuario del Pacifico SAB de CV ADR	160	15,187
Grupo Aeroportuario del Sureste SAB de CV — Class B	727	12,994
LG Electronics, Inc.	147	11,940
DMCI Holdings, Inc.	40,020	11,892
MISC BHD	6,400	10,507
Delta Electronics Thailand PCL	3,800	9,837
Promotora y Operadora de Infraestructura SAB de CV	837	7,966
LG Display Company Ltd. ADR[2]	592	7,690
Taiwan Cement Corp.	6,000	6,665
China Communications Construction Company Ltd. — Class H	4,000	4,855
Total Industrial		527,815

Diversified - 2.2%
Empresas COPEC S.A.	4,117	63,506
KOC Holding AS ADR	2,041	45,555
Siam Cement PCL	2,800	41,300
Aboitiz Equity Ventures, Inc.	24,010	34,835
Sime Darby BHD	14,400	31,293
Haci Omer Sabanci Holding AS	10,126	28,112
Remgro Ltd.	1,121	16,964
IJM Corporation BHD	16,800	12,659
Grupo Carso SAB de CV	3,000	9,751
Alfa SAB de CV — Class A	8,737	9,148
CJ Corp.	45	7,491
Total Diversified		300,614

Total Common Stocks
(Cost $11,043,384)		12,119,889

PREFERRED STOCKS† - 1.9%
Financial - 1.2%
Itau Unibanco Holding S.A. ADR	6,258	80,165
Grupo Aval Acciones y Valores S.A.	83,526	34,722
Grupo de Inversiones Suramericana	2,655	32,771
Total Financial		147,658

Technology - 0.3%
Samsung Electronics Company, Ltd.	19	37,988

Energy - 0.2%
Petroleo Brasileiro S.A. ADR*	3,142	32,206

Basic Materials - 0.2%
Vale S.A. ADR	3,110	28,394

Consumer, Cyclical - 0.0%
Hyundai Motor Co.	42	4,236
Total Preferred Stocks
(Cost $216,652)		250,482

40 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2017
Guggenheim MSCI Emerging Markets Equal Country Weight ETF

	Shares	Value

RIGHTS††† - 0.0%
Chinatrust Financial Holdings
Expires 12/15/17*,5	319	$—
Total Rights
(Cost $—)		—

EXCHANGE-TRADED FUNDS† - 7.6%
iShares MSCI India ETF	16,826	593,032
Global X MSCI Pakistan ETF[2]	26,621	359,916
VanEck Vectors Egypt Index ETF*,2	2,200	69,168
Total Exchange-Traded Funds
(Cost $1,080,858)		1,022,116

MONEY MARKET FUND† - 0.2%
Federated U.S. Treasury Cash Reserve Fund — Institutional Shares, 0.89%[3]	25,520	25,520
Total Money Market Fund
(Cost $25,520)		25,520

	Face Amount

SECURITIES LENDING COLLATERAL††,4 - 2.4%
Repurchase Agreements
Cantor Fitzgerald Securities issued 10/31/17 at 1.08% due 11/01/17	$250,000	250,000
Daiwa Capital Markets America issued 10/31/17 at 1.08% due 11/01/17	75,960	75,960
Total Securities Lending Collateral
(Cost $325,960)		325,960

Total Investments - 102.3%
(Cost $12,692,374)		$13,743,967
Other Assets & Liabilities, net - (2.3)%		(310,267)
Total Net Assets - 100.0%		$13,433,700

INVESTMENT CONCENTRATION

At October 31, 2017, the investment diversification of the Fund by country was as follows:

Country	% of Total Investments
Peru	5.0%
China	4.8%
Chile	4.8%
Hungary	4.7%
Brazil	4.7%
Republic of Korea	4.6%
India	4.4%
Thailand	4.4%
Czech Republic	4.4%
Poland	4.3%
Taiwan, Province of China	4.3%
United Arab Emirates	4.2%
Egypt	4.1%
Philippines	4.1%
Turkey	4.1%
Indonesia	4.0%
Malaysia	4.0%
South Africa	3.9%
Mexico	3.8%
Colombia	3.8%
Russian Federation	3.7%
Greece	3.7%
Qatar	3.3%
Pakistan	2.7%
United States	0.2%
Total Investments	100.0%

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $102,617 (cost $98,108), or 0.8% of total net assets.
[2]	All or portion of this security is on loan at October 31, 2017 — See Note 5.
[3]	Rate indicated is the 7 day yield as of October 31, 2017.
[4]	Securities lending collateral — See Note 5.
[5]	This security was fair valued by the Valuation Committee at October 31, 2017.
ADR — American Depositary Receipt
GDR — Global Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2017
Guggenheim MSCI Emerging Markets Equal Country Weight ETF

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$12,119,889	$—	$—		$12,119,889
Preferred Stocks	250,482	—	—		250,482
Rights	—	—	—	*	—	*
Exchange-Traded Funds	1,022,116	—	—		1,022,116
Money Market Fund	25,520	—	—		25,520
Securities Lending Collateral	—	325,960	—		325,960
Total Assets	$13,418,007	$325,960	$—		$13,743,967

*	Security has a market value of $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended October 31, 2017, there were no transfers between levels.

42 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2017
Guggenheim multi-factor large cap etf

	Shares	Value

COMMON STOCKS† - 99.6%

Consumer, Non-cyclical - 20.3%
Anthem, Inc.	131	$27,406
Total System Services, Inc.	380	27,379
UnitedHealth Group, Inc.	128	26,908
Aetna, Inc.	157	26,695
Humana, Inc.	103	26,301
Cigna Corp.	133	26,230
Quest Diagnostics, Inc.	275	25,790
Robert Half International, Inc.	496	25,678
Conagra Brands, Inc.	745	25,449
Centene Corp.*	259	24,261
Total Consumer, Non-cyclical		262,097

Consumer, Cyclical - 17.6%
PulteGroup, Inc.	932	28,174
Wal-Mart Stores, Inc.	321	28,027
LKQ Corp.*	688	25,931
BorgWarner, Inc.	489	25,780
Lowe’s Companies, Inc.	310	24,785
Signet Jewelers Ltd.[1]	377	24,720
Best Buy Company, Inc.	432	24,183
Walgreens Boots Alliance, Inc.	347	22,995
CVS Health Corp.	330	22,615
Total Consumer, Cyclical		227,210

Industrial - 16.2%
FLIR Systems, Inc.	615	28,794
TE Connectivity Ltd.	294	26,745
WestRock Co.	436	26,740
Corning, Inc.	843	26,394
Pentair plc	362	25,507
Boeing Co.	98	25,282
Jacobs Engineering Group, Inc.	430	25,030
Ingersoll-Rand plc	276	24,454
Total Industrial		208,946

Financial - 15.7%
XL Group Ltd.	641	25,941
Loews Corp.	519	25,696
CBRE Group, Inc. — Class A*	653	25,676
Northern Trust Corp.	272	25,437
Unum Group	483	25,135
Hartford Financial Services Group, Inc.	456	25,103
Principal Financial Group, Inc.	381	25,089
Nasdaq, Inc.	343	24,919
Total Financial		202,996

Technology - 12.4%
Adobe Systems, Inc.*	168	29,427
ANSYS, Inc.*	201	27,478
Cadence Design Systems, Inc.*	624	26,932
Synopsys, Inc.*	308	26,648
Intuit, Inc.	176	26,580
Xerox Corp.	771	23,369
Total Technology		160,434

Energy - 5.9%
Valero Energy Corp.	329	25,955
Exxon Mobil Corp.	311	25,922
Phillips 66	273	24,865
Total Energy		76,742

Communications - 5.4%
VeriSign, Inc.*	231	24,837
Juniper Networks, Inc.	893	22,173
AT&T, Inc.	658	22,142
Total Communications		69,152

Utilities - 4.1%
FirstEnergy Corp.	809	26,656
CenterPoint Energy, Inc.	879	26,001
Total Utilities		52,657

Basic Materials - 2.0%
PPG Industries, Inc.	224	26,038

Total Common Stocks
(Cost $1,263,148)		1,286,272

MONEY MARKET FUND† - 0.3%
Federated U.S. Treasury Cash Reserve Fund — Institutional Shares, 0.89%[2]	3,294	3,294
Total Money Market Fund
(Cost $3,294)		3,294

	Face Amount

SECURITIES LENDING COLLATERAL††,3 - 1.9%
Repurchase Agreements
Citibank issued 10/31/17 at 1.06% due 11/01/17	$24,528	24,528
Total Securities Lending Collateral
(Cost $24,528)		24,528

Total Investments - 101.8%
(Cost $1,290,970)		$1,314,094
Other Assets & Liabilities, net - (1.8)%		(23,733)
Total Net Assets - 100.0%		$1,290,361

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2017
Guggenheim multi-factor large cap etf

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2017 — See Note 5.
[2]	Rate indicated is the 7 day yield as of October 31, 2017.
[3]	Securities lending collateral — See Note 5.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$1,286,272	$—	$—	$1,286,272
Money Market Fund	3,294	—	—	3,294
Securities Lending Collateral	—	24,528	—	24,528
Total Assets	$1,289,566	$24,528	$—	$1,314,094

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended October 31, 2017, there were no transfers between levels.

44 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2017
GUGGENHEIM S&P MIDCAP 400® EQUAL WEIGHT ETF

	Shares	Value

COMMON STOCKS† - 99.8%

Financial - 23.7%
SVB Financial Group*	1,655	$362,908
Kemper Corp.[1]	5,583	357,870
Webster Financial Corp.	5,948	327,080
TCF Financial Corp.	17,864	325,481
Primerica, Inc.	3,662	324,087
Cathay General Bancorp[1]	7,750	323,950
Texas Capital Bancshares, Inc.*,1	3,764	323,891
Wintrust Financial Corp.	3,940	320,283
Umpqua Holdings Corp.	15,578	318,726
Chemical Financial Corp.[1]	6,026	317,510
Cullen/Frost Bankers, Inc.	3,220	317,170
Associated Banc-Corp.	12,501	316,275
International Bancshares Corp.	7,743	314,366
Federated Investors, Inc. — Class B	10,105	313,962
Hancock Holding Co.	6,437	313,804
Stifel Financial Corp.	5,877	311,657
UMB Financial Corp.[1]	4,224	310,591
Washington Federal, Inc.	8,891	309,407
Trustmark Corp.[1]	9,393	309,405
MB Financial, Inc.[1]	6,732	309,268
Prosperity Bancshares, Inc.[1]	4,693	308,706
First Horizon National Corp.[1]	16,431	308,410
SEI Investments Co.	4,771	307,777
Reinsurance Group of America, Inc. — Class A	2,059	307,573
Bank of the Ozarks	6,581	306,806
Quality Care Properties, Inc. REIT*	19,297	305,471
Synovus Financial Corp.	6,507	304,853
Sterling Bancorp	12,169	304,833
Aspen Insurance Holdings Ltd.	7,062	302,960
First American Financial Corp.	5,566	302,902
BancorpSouth, Inc.[1]	9,517	300,737
East West Bancorp, Inc.	5,003	299,380
Lamar Advertising Co. — Class A REIT[1]	4,227	297,749
Pinnacle Financial Partners, Inc.	4,493	297,437
CNO Financial Group, Inc.	12,406	297,372
United Bankshares, Inc.	8,251	296,623
FNB Corp.[1]	21,955	296,173
Eaton Vance Corp.	5,859	295,704
PacWest Bancorp	6,087	294,124
Commerce Bancshares, Inc.	5,035	292,836
Fulton Financial Corp.	16,035	291,837
Jones Lang LaSalle, Inc.	2,240	290,058
Bank of Hawaii Corp.[1]	3,546	289,389
Valley National Bancorp	25,106	288,719
New York Community Bancorp, Inc.	22,966	288,453
Old Republic International Corp.[1]	14,193	287,976
RenaissanceRe Holdings Ltd.	2,077	287,374
American Financial Group, Inc.	2,720	286,933
Hanover Insurance Group, Inc.	2,908	286,089
WR Berkley Corp.	4,154	284,881
Potlatch Corp. REIT	5,497	284,744
Signature Bank*	2,178	283,162
Kilroy Realty Corp. REIT	3,957	281,857
Rayonier, Inc. REIT[1]	9,368	280,852
Legg Mason, Inc.	7,346	280,470
Hospitality Properties Trust REIT	9,799	280,055
Alleghany Corp.*	494	279,713
Home BancShares, Inc.	12,414	279,067
Janus Henderson Group plc[1]	8,026	278,904
SLM Corp.*	26,292	278,432
Brown & Brown, Inc.	5,570	277,609
Douglas Emmett, Inc. REIT	6,929	275,705
Alexander & Baldwin, Inc.[1]	5,941	268,771
Liberty Property Trust REIT	6,265	268,644
Medical Properties Trust, Inc. REIT[1]	20,224	267,564
LaSalle Hotel Properties REIT[1]	9,452	266,641
First Industrial Realty Trust, Inc. REIT	8,596	265,444
DCT Industrial Trust, Inc. REIT	4,569	265,093
Cousins Properties, Inc. REIT	29,377	264,981
Highwoods Properties, Inc. REIT	5,176	264,235
Life Storage, Inc. REIT	3,267	264,039
Mercury General Corp.[1]	4,694	262,723
Mack-Cali Realty Corp. REIT	11,538	262,720
EPR Properties REIT	3,787	261,985
Corporate Office Properties Trust REIT	8,118	259,208
Genworth Financial, Inc. — Class A*	77,662	257,061
CyrusOne, Inc. REIT[1]	4,186	256,979
Healthcare Realty Trust, Inc. REIT	7,950	256,308
Camden Property Trust REIT	2,802	255,654
GEO Group, Inc. REIT	9,846	255,504
CoreSite Realty Corp. REIT	2,295	254,171
Tanger Factory Outlet Centers, Inc. REIT	11,168	254,072
National Retail Properties, Inc. REIT	6,315	253,737
JBG SMITH Properties REIT*	8,124	253,550
Weingarten Realty Investors REIT	8,301	252,765
Uniti Group, Inc. REIT[1]	14,437	252,648
Urban Edge Properties REIT[1]	10,758	252,383
Washington Prime Group, Inc. REIT[1]	32,223	252,306
CoreCivic, Inc. REIT	10,022	247,143
Senior Housing Properties Trust REIT	13,408	246,707
Taubman Centers, Inc. REIT	5,141	242,758
Omega Healthcare Investors, Inc. REIT	8,299	239,509
Education Realty Trust, Inc. REIT	6,815	237,844
Sabra Health Care REIT, Inc.	11,826	235,574
American Campus Communities, Inc. REIT	5,586	232,266
Total Financial		27,129,383

Industrial - 17.7%
Cree, Inc.*,1	11,295	403,232
Vishay Intertechnology, Inc.[1]	15,312	340,692
Kennametal, Inc.	7,636	333,311
Orbital ATK, Inc.	2,484	330,198
Oshkosh Corp.	3,602	329,800
Curtiss-Wright Corp.	2,770	327,553
EMCOR Group, Inc.	4,033	324,697
SYNNEX Corp.	2,405	324,386
Terex Corp.	6,777	319,264
Old Dominion Freight Line, Inc.	2,630	318,571
KLX, Inc.*	5,744	315,116

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (continued)	October 31, 2017
GUGGENHEIM S&P MIDCAP 400® EQUAL WEIGHT ETF

	Shares	Value

ITT, Inc.	6,687	$311,881
Zebra Technologies Corp. — Class A*	2,685	311,433
Nordson Corp.	2,443	309,503
Carlisle Companies, Inc.	2,808	308,403
Knowles Corp.*,1	18,604	308,081
Granite Construction, Inc.	4,809	306,285
Cognex Corp.	2,485	306,028
Graco, Inc.	2,321	305,885
National Instruments Corp.[1]	6,764	304,380
Kirby Corp.*,1	4,290	303,947
Crane Co.	3,652	303,554
Littelfuse, Inc.[1]	1,452	303,468
Trinity Industries, Inc.	9,325	303,249
Lennox International, Inc.	1,586	303,132
MSA Safety, Inc.	3,808	302,736
Hubbell, Inc.	2,406	302,723
Tech Data Corp.*,1	3,261	302,523
Keysight Technologies, Inc.*	6,766	302,237
KBR, Inc.[1]	15,390	302,106
Teledyne Technologies, Inc.*	1,775	301,679
Dycom Industries, Inc.*,1	3,425	300,818
Coherent, Inc.*	1,136	298,439
Huntington Ingalls Industries, Inc.	1,276	297,091
Esterline Technologies Corp.*	3,129	296,786
Wabtec Corp.[1]	3,833	293,225
Woodward, Inc.	3,784	292,617
Valmont Industries, Inc.	1,839	292,217
Arrow Electronics, Inc.*	3,494	292,063
Donaldson Company, Inc.[1]	6,168	291,191
Avnet, Inc.	7,310	290,938
Regal Beloit Corp.	3,546	287,758
Timken Co.	6,088	287,049
Sonoco Products Co.	5,532	286,503
EnerSys	4,128	286,359
AECOM*	8,148	285,669
IDEX Corp.	2,224	285,139
Gentex Corp.	14,650	284,357
Trimble, Inc.*	6,895	281,868
Lincoln Electric Holdings, Inc.	3,061	280,602
Belden, Inc.	3,506	280,164
Landstar System, Inc.	2,831	279,561
AptarGroup, Inc.	3,200	278,624
Genesee & Wyoming, Inc. — Class A*,1	3,860	277,071
Werner Enterprises, Inc.[1]	7,712	274,933
Ryder System, Inc.	3,390	274,861
GATX Corp.[1]	4,614	274,118
Eagle Materials, Inc.	2,595	273,954
Knight-Swift Transportation Holdings, Inc.*	6,594	273,321
AGCO Corp.	3,954	271,126
Silgan Holdings, Inc.	9,127	266,965
Louisiana-Pacific Corp.*	9,793	266,174
Owens-Illinois, Inc.*	11,124	265,752
Greif, Inc. — Class A1	4,710	261,546
Clean Harbors, Inc.*	4,853	259,684
Energizer Holdings, Inc.	5,849	251,449
Jabil, Inc.[1]	8,806	249,034
Bemis Company, Inc.[1]	5,473	246,394
Worthington Industries, Inc.[1]	5,340	242,970
Total Industrial		20,348,443

Consumer, Non-cyclical - 14.4%
ABIOMED, Inc.*	1,709	329,700
Sotheby’s*	6,269	324,860
Boston Beer Company, Inc. — Class A*,1	1,791	318,888
WellCare Health Plans, Inc.*	1,557	307,881
WEX, Inc.*,1	2,477	306,132
Lamb Weston Holdings, Inc.	5,897	300,688
LivaNova plc*	4,061	300,108
Sabre Corp.	15,228	297,860
West Pharmaceutical Services, Inc.	2,930	297,102
Adtalem Global Education, Inc.[1]	8,030	296,709
ManpowerGroup, Inc.	2,386	294,146
United Natural Foods, Inc.*,1	7,565	293,295
Bio-Techne Corp.	2,238	293,223
Avis Budget Group, Inc.*,1	7,103	292,999
Flowers Foods, Inc.[1]	15,186	288,990
Live Nation Entertainment, Inc.*	6,599	288,904
Charles River Laboratories International, Inc.*	2,480	288,399
Lancaster Colony Corp.	2,301	288,130
STERIS plc	3,081	287,550
Snyder’s-Lance, Inc.[1]	7,542	283,805
Catalent, Inc.*	6,642	282,883
MEDNAX, Inc.*	6,417	281,000
Globus Medical, Inc. — Class A*,1	8,814	280,902
Hill-Rom Holdings, Inc.	3,462	279,418
Molina Healthcare, Inc.*,1	4,119	279,392
HealthSouth Corp.	5,987	276,240
Incorporated Research Holdings, Inc. — Class A*	4,823	275,634
Masimo Corp.*	3,127	274,426
Deluxe Corp.	3,936	274,142
Service Corporation International	7,724	273,893
Teleflex, Inc.	1,154	273,475
TreeHouse Foods, Inc.*,1	4,098	272,025
Helen of Troy Ltd.*,1	2,922	271,454
Ingredion, Inc.	2,159	270,631
Bio-Rad Laboratories, Inc. — Class A*	1,225	269,243
Graham Holdings Co. — Class B	478	265,983
Post Holdings, Inc.*	3,200	265,376
Bioverativ, Inc.*	4,695	265,268
CoreLogic, Inc.*	5,649	264,938
United Therapeutics Corp.*	2,229	264,337
Akorn, Inc.*,1	8,094	263,622
Rollins, Inc.	6,003	263,592
MarketAxess Holdings, Inc.	1,511	262,914
Prestige Brands Holdings, Inc.*	5,476	256,824
Tootsie Roll Industries, Inc.[1]	7,136	254,042
Brink’s Co.	3,332	253,565
NuVasive, Inc.*,1	4,387	248,875
Sanderson Farms, Inc.[1]	1,655	247,538
Halyard Health, Inc.*	5,848	246,493

46 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2017
GUGGENHEIM S&P MIDCAP 400® EQUAL WEIGHT ETF

	Shares	Value

Avon Products, Inc.*	107,326	$244,703
Sprouts Farmers Market, Inc.*,1	13,160	243,328
Hain Celestial Group, Inc.*,1	6,727	242,307
Mallinckrodt plc*,1	7,624	241,452
Dean Foods Co.[1]	24,580	239,655
Edgewell Personal Care Co.*	3,674	238,553
Aaron’s, Inc.	6,401	235,557
Owens & Minor, Inc.	9,539	234,373
LifePoint Health, Inc.*,1	4,836	232,853
Tenet Healthcare Corp.*,1	16,229	231,750
Endo International plc*	30,893	197,097
Acadia Healthcare Company, Inc.*,1	5,721	179,411
Total Consumer, Non-cyclical		16,498,533

Consumer, Cyclical - 13.8%
CalAtlantic Group, Inc.[1]	7,786	384,161
TRI Pointe Group, Inc.*,1	21,251	375,930
KB Home	12,516	343,314
Dana, Inc.	11,060	337,219
Thor Industries, Inc.	2,445	333,058
Skechers U.S.A., Inc. — Class A*	10,382	331,393
Buffalo Wild Wings, Inc.*,1	2,738	323,632
Polaris Industries, Inc.	2,732	323,551
MSC Industrial Direct Company, Inc. — Class A	3,869	320,740
Pool Corp.	2,637	318,497
NVR, Inc.*	97	318,293
ILG, Inc.	10,664	316,401
Toll Brothers, Inc.	6,791	312,658
Dunkin’ Brands Group, Inc.[1]	5,248	309,999
Cheesecake Factory, Inc.[1]	6,895	308,482
Urban Outfitters, Inc.*,1	12,460	305,519
Jack in the Box, Inc.	2,921	302,353
International Speedway Corp. — Class A	7,774	302,020
Cinemark Holdings, Inc.[1]	8,296	301,477
Copart, Inc.*,1	8,285	300,663
Williams-Sonoma, Inc.[1]	5,695	293,862
Watsco, Inc.[1]	1,751	291,664
Carter’s, Inc.[1]	3,004	290,577
Cracker Barrel Old Country Store, Inc.[1]	1,861	290,558
Texas Roadhouse, Inc. — Class A	5,780	289,058
Casey’s General Stores, Inc.	2,514	288,029
Big Lots, Inc.[1]	5,604	287,541
American Eagle Outfitters, Inc.[1]	22,027	286,792
Wendy’s Co.	18,645	283,590
Scotts Miracle-Gro Co. — Class A1	2,845	283,419
AutoNation, Inc.*,1	5,970	282,978
Deckers Outdoor Corp.*	4,146	282,923
Toro Co.	4,488	282,071
Churchill Downs, Inc.[1]	1,351	281,751
Tempur Sealy International, Inc.*,1	4,296	280,830
JetBlue Airways Corp.*	14,406	275,875
Nu Skin Enterprises, Inc. — Class A1	4,331	275,495
Six Flags Entertainment Corp.[1]	4,381	275,083
Tupperware Brands Corp.	4,642	272,718
Brinker International, Inc.[1]	8,818	270,889
HSN, Inc.	7,175	270,498
Herman Miller, Inc.	8,013	269,237
Cooper Tire & Rubber Co.[1]	8,054	264,171
Domino’s Pizza, Inc.	1,437	262,971
GameStop Corp. — Class A1	14,068	262,931
Brunswick Corp.	5,142	260,442
Papa John’s International, Inc.[1]	3,765	256,208
HNI Corp.	7,279	249,087
Dick’s Sporting Goods, Inc.[1]	10,026	245,336
Dillard’s, Inc. — Class A1	4,777	242,672
Sally Beauty Holdings, Inc.*,1	13,779	238,514
Michaels Companies, Inc.*,1	12,145	235,856
World Fuel Services Corp.	7,783	216,367
Office Depot, Inc.	62,214	192,863
Bed Bath & Beyond, Inc.	9,519	189,428
Total Consumer, Cyclical		15,791,644

Technology - 10.3%
Silicon Laboratories, Inc.*,1	3,673	348,568
Integrated Device Technology, Inc.*,1	10,807	335,773
IPG Photonics Corp.*	1,545	328,946
Teradyne, Inc.	7,638	327,594
Science Applications International Corp.[1]	4,412	323,577
PTC, Inc.*	4,838	321,485
Blackbaud, Inc.[1]	3,172	321,323
Monolithic Power Systems, Inc.	2,610	317,559
Cypress Semiconductor Corp.	19,894	315,519
DST Systems, Inc.	5,199	304,765
Take-Two Interactive Software, Inc.*	2,691	297,759
MAXIMUS, Inc.	4,420	293,621
Leidos Holdings, Inc.	4,693	293,406
Pitney Bowes, Inc.	21,346	293,294
Microsemi Corp.*	5,492	293,108
Convergys Corp.	11,357	292,216
Teradata Corp.*,1	8,720	291,684
Broadridge Financial Solutions, Inc.	3,392	291,440
Jack Henry & Associates, Inc.[1]	2,629	289,532
Ultimate Software Group, Inc.*,1	1,425	288,691
Acxiom Corp.*	11,419	287,302
ACI Worldwide, Inc.*,1	11,827	284,794
Dun & Bradstreet Corp.[1]	2,432	284,131
Fair Isaac Corp.	1,939	281,465
Fortinet, Inc.*	7,134	281,151
Tyler Technologies, Inc.*,1	1,582	280,473
Allscripts Healthcare Solutions, Inc.*,1	20,643	278,268
CDK Global, Inc.	4,313	274,134
Medidata Solutions, Inc.*,1	3,640	273,837
MSCI, Inc. — Class A	2,333	273,801
j2 Global, Inc.[1]	3,656	271,056
Cirrus Logic, Inc.*	4,818	269,808
Manhattan Associates, Inc.*	6,364	266,397
VeriFone Systems, Inc.*	13,773	262,788
Synaptics, Inc.*,1	7,068	262,364
3D Systems Corp.*,1	21,030	260,351
Diebold Nixdorf, Inc.	13,303	256,748
Brocade Communications Systems, Inc.	21,768	253,597
NCR Corp.*	7,529	241,606
NetScout Systems, Inc.*,1	8,362	237,481

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (continued)	October 31, 2017
GUGGENHEIM S&P MIDCAP 400® EQUAL WEIGHT ETF

	Shares	Value

CommVault Systems, Inc.*	4,457	$231,987
Total Technology		11,783,399

Energy - 6.7%
SM Energy Co.	19,750	421,267
Rowan Companies plc — Class A*,1	27,020	387,196
Diamond Offshore Drilling, Inc.*,1	21,245	355,429
QEP Resources, Inc.*	37,364	334,408
Transocean Ltd.*,1	31,805	333,953
Ensco plc — Class A1	60,536	326,289
WPX Energy, Inc.*	28,003	315,874
Patterson-UTI Energy, Inc.[1]	15,846	313,434
First Solar, Inc.*	5,712	313,132
Callon Petroleum Co.*,1	28,235	313,126
Matador Resources Co.*,1	11,708	310,847
HollyFrontier Corp.[1]	8,315	307,238
Murphy Oil Corp.	11,483	307,170
PBF Energy, Inc. — Class A1	10,581	306,532
Murphy USA, Inc.*,1	4,121	306,438
CONSOL Energy, Inc.*	18,855	304,131
Gulfport Energy Corp.*	22,118	303,017
Core Laboratories N.V.[1]	2,955	295,205
Southwestern Energy Co.*,1	52,006	288,633
Dril-Quip, Inc.*,1	6,685	281,439
NOW, Inc.*,1	22,245	278,507
Energen Corp.*	5,348	276,492
Superior Energy Services, Inc.*,1	29,701	261,963
Nabors Industries Ltd.[1]	41,317	232,615
Oceaneering International, Inc.	11,077	223,977
Total Energy		7,698,312

Basic Materials - 5.1%
Carpenter Technology Corp.	6,884	342,753
PolyOne Corp.	7,368	339,444
Allegheny Technologies, Inc.*,1	13,067	329,027
Olin Corp.	8,757	319,893
Cabot Corp.	5,140	313,334
Domtar Corp.	6,618	313,164
Chemours Co.	5,392	305,241
Minerals Technologies, Inc.	4,242	305,000
Versum Materials, Inc.	7,205	303,186
Ashland Global Holdings, Inc.	4,345	295,373
Valvoline, Inc.	12,217	293,452
RPM International, Inc.	5,488	292,675
Steel Dynamics, Inc.	7,833	291,466
Commercial Metals Co.	14,585	284,116
Sensient Technologies Corp.	3,712	282,298
Reliance Steel & Aluminum Co.	3,640	279,698
Compass Minerals International, Inc.[1]	3,985	261,416
NewMarket Corp.	645	258,252
United States Steel Corp.[1]	9,940	251,681
Royal Gold, Inc.	2,889	242,994
Total Basic Materials		5,904,463

Utilities - 4.3%
Hawaiian Electric Industries, Inc.	7,852	286,283
Great Plains Energy, Inc.	8,720	286,278
Westar Energy, Inc.	5,266	281,626
Aqua America, Inc.[1]	7,851	278,553
Southwest Gas Holdings, Inc.	3,368	277,490
ONE Gas, Inc.[1]	3,582	275,742
New Jersey Resources Corp.	6,196	275,412
OGE Energy Corp.	7,452	274,532
PNM Resources, Inc.	6,299	273,377
WGL Holdings, Inc.	3,177	272,269
Vectren Corp.	3,985	271,538
IDACORP, Inc.	2,933	269,924
National Fuel Gas Co.[1]	4,644	269,584
MDU Resources Group, Inc.	9,821	268,604
Atmos Energy Corp.	3,074	268,176
NorthWestern Corp.	4,472	265,100
UGI Corp.	5,502	263,326
Black Hills Corp.	3,818	249,163
Total Utilities		4,906,977

Communications - 3.8%
FactSet Research Systems, Inc.	1,693	321,450
LogMeIn, Inc.	2,449	296,451
ViaSat, Inc.*,1	4,484	291,908
ARRIS International plc*	10,196	290,586
Telephone & Data Systems, Inc.[1]	9,940	289,751
Plantronics, Inc.	6,375	289,170
InterDigital, Inc.	3,896	285,772
John Wiley & Sons, Inc. — Class A	5,141	280,956
TEGNA, Inc.[1]	22,154	270,943
New York Times Co. — Class A1	14,068	268,699
Ciena Corp.*	12,403	263,812
Meredith Corp.[1]	4,905	259,965
Cable One, Inc.[1]	362	256,951
Frontier Communications Corp.[1]	20,455	247,710
AMC Networks, Inc. — Class A*,1	4,758	242,087
Cars.com, Inc.*,1	10,033	238,986
Total Communications		4,395,197

Total Common Stocks
(Cost $103,740,174)		114,456,351

MONEY MARKET FUND† - 0.2%
Federated U.S. Treasury Cash Reserve Fund — Institutional Shares, 0.89%[2]	214,980	214,980
Total Money Market Fund
(Cost $214,980)		214,980

48 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2017
GUGGENHEIM S&P MIDCAP 400® EQUAL WEIGHT ETF

	Face Amount	Value

SECURITIES LENDING COLLATERAL††,3 - 10.8%
Repurchase Agreements
HSBC Securities (USA), Inc. issued 10/31/17 at 1.04% due 11/01/17	$2,890,996	$2,890,996
Nomura Securities International, Inc. issued 10/31/17 at 1.06% due 11/01/17	2,890,996	2,890,996
Daiwa Capital Markets America issued 10/31/17 at 1.08% due 11/01/17	2,890,996	2,890,996
Cantor Fitzgerald Securities issued 10/31/17 at 1.08% due 11/01/17	2,890,996	2,890,996
Jefferies LLC issued 10/31/17 at 1.14% due 11/01/17	856,695	856,695
Total Securities Lending Collateral
(Cost $12,420,679)		12,420,679

Total Investments - 110.8%
(Cost $116,375,833)		$127,092,010
Other Assets & Liabilities, net - (10.8)%		(12,400,068)
Total Net Assets - 100.0%		$114,691,942

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2017 — See Note 5.
[2]	Rate indicated is the 7 day yield as of October 31, 2017.
[3]	Securities lending collateral — See Note 5.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$114,456,351	$—	$—	$114,456,351
Money Market Fund	214,980	—	—	214,980
Securities Lending Collateral	—	12,420,679	—	12,420,679
Total Assets	$114,671,331	$12,420,679	$—	$127,092,010

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended October 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS	October 31, 2017
GUGGENHEIM S&P SMALLCAP 600® EQUAL WEIGHT ETF

	Shares	Value

COMMON STOCKS† - 99.8%

Financial - 19.5%
Piper Jaffray Cos.	900	$65,789
Universal Insurance Holdings, Inc.	2,701	64,420
Interactive Brokers Group, Inc. — Class A1	1,169	63,149
Meta Financial Group, Inc.[1]	723	63,082
Greenhill & Company, Inc.	3,432	62,806
WisdomTree Investments, Inc.	5,562	61,683
Opus Bank*	2,322	60,139
ServisFirst Bancshares, Inc.[1]	1,466	60,121
Enova International, Inc.*	4,035	59,920
Horace Mann Educators Corp.	1,354	59,305
Selective Insurance Group, Inc.	994	59,242
Banc of California, Inc.[1]	2,812	59,192
HCI Group, Inc.	1,567	58,700
Third Point Reinsurance Ltd.*,1	3,500	58,450
INTL FCStone, Inc.*	1,407	58,405
First Financial Bankshares, Inc.[1]	1,275	58,204
CVB Financial Corp.	2,434	58,075
TrustCo Bank Corp. NY	6,326	58,040
Bank Mutual Corp.	5,479	57,940
Walker & Dunlop, Inc.*,1	1,054	57,854
AMERISAFE, Inc.[1]	892	57,712
Columbia Banking System, Inc.	1,325	57,651
Hope Bancorp, Inc.	3,123	57,619
HomeStreet, Inc.*	1,980	57,519
First Commonwealth Financial Corp.	3,941	57,381
Encore Capital Group, Inc.*,1	1,234	57,319
NBT Bancorp, Inc.[1]	1,501	57,248
Old National Bancorp[1]	3,132	57,002
Westamerica Bancorporation	978	56,949
Dime Community Bancshares, Inc.	2,581	56,911
Maiden Holdings Ltd.	6,888	56,826
HFF, Inc. — Class A1	1,295	56,798
Tompkins Financial Corp.[1]	650	56,628
Employers Holdings, Inc.[1]	1,186	56,572
Great Western Bancorp, Inc.	1,389	56,380
First Financial Bancorp	2,065	56,375
Hanmi Financial Corp.	1,830	56,273
Investment Technology Group, Inc.	2,397	56,258
Glacier Bancorp, Inc.	1,480	56,181
Safety Insurance Group, Inc.	682	56,060
S&T Bancorp, Inc.	1,368	55,938
Financial Engines, Inc.[1]	1,536	55,450
Provident Financial Services, Inc.	2,035	55,352
City Holding Co.[1]	785	55,335
Evercore, Inc. — Class A	689	55,189
Ameris Bancorp[1]	1,149	55,037
American Equity Investment Life Holding Co.	1,859	54,859
United Fire Group, Inc.[1]	1,189	54,801
RLI Corp.	925	54,658
United Insurance Holdings Corp.	3,454	54,366
Simmons First National Corp. — Class A1	942	54,353
World Acceptance Corp.*,1	620	54,250
Southside Bancshares, Inc.[1]	1,527	54,071
Boston Private Financial Holdings, Inc.	3,395	53,981
LegacyTexas Financial Group, Inc.	1,353	53,971
NMI Holdings, Inc. — Class A*	3,700	53,835
Virtus Investment Partners, Inc.	461	53,660
United Community Banks, Inc.	1,946	53,359
RE/MAX Holdings, Inc. — Class A1	801	53,267
Brookline Bancorp, Inc.	3,456	53,222
Oritani Financial Corp.	3,132	53,087
Northfield Bancorp, Inc.	3,110	53,057
Infinity Property & Casualty Corp.	560	52,836
BofI Holding, Inc.*,1	1,962	52,778
Northwest Bancshares, Inc.	3,123	52,685
Chesapeake Lodging Trust REIT	1,885	52,591
WageWorks, Inc.*,1	824	52,530
Central Pacific Financial Corp.	1,687	52,499
Community Bank System, Inc.	941	52,028
Chatham Lodging Trust REIT	2,382	51,809
First Midwest Bancorp, Inc.	2,239	51,699
Independent Bank Corp.	716	51,624
National Bank Holdings Corp. — Class A	1,570	51,527
Banner Corp.[1]	896	51,359
Cedar Realty Trust, Inc. REIT	9,418	51,234
Summit Hotel Properties, Inc. REIT	3,240	51,224
OFG Bancorp	5,740	51,086
Stewart Information Services Corp.	1,342	50,915
Fidelity Southern Corp.	2,321	50,900
Armada Hoffler Properties, Inc. REIT[1]	3,556	50,745
ProAssurance Corp.	900	50,445
National Storage Affiliates Trust REIT[1]	2,024	50,175
Urstadt Biddle Properties, Inc. — Class A REIT	2,305	50,088
eHealth, Inc.*	1,969	49,973
Whitestone REIT — Class B	3,726	49,779
Navigators Group, Inc.[1]	854	49,532
Lexington Realty Trust REIT	4,876	49,346
Customers Bancorp, Inc.*,1	1,803	49,294
Waddell & Reed Financial, Inc. — Class A1	2,626	49,080
Apollo Commercial Real Estate Finance, Inc. REIT[1]	2,716	49,078
DiamondRock Hospitality Co. REIT	4,515	49,033
EastGroup Properties, Inc. REIT[1]	537	48,647
Getty Realty Corp. REIT	1,704	48,411
Independence Realty Trust, Inc. REIT	4,732	48,030
Franklin Street Properties Corp. REIT	4,786	47,860
Government Properties Income Trust REIT[1]	2,625	47,696
Four Corners Property Trust, Inc. REIT	1,928	47,583
PRA Group, Inc.*,1	1,704	47,542
PS Business Parks, Inc. REIT	359	47,506
Hersha Hospitality Trust REIT	2,679	47,392
Universal Health Realty Income Trust REIT	647	47,367
Saul Centers, Inc. REIT	774	47,307
CareTrust REIT, Inc.[1]	2,488	47,023

50 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2017
GUGGENHEIM S&P SMALLCAP 600® EQUAL WEIGHT ETF

	Shares	Value

Pennsylvania Real Estate Investment Trust[1]	4,830	$46,948
ARMOUR Residential REIT, Inc.	1,860	46,593
Acadia Realty Trust REIT[1]	1,643	46,250
First BanCorp*	8,963	46,159
CBL & Associates Properties, Inc. REIT[1]	5,880	46,099
American Assets Trust, Inc. REIT	1,184	45,927
LTC Properties, Inc. REIT	982	45,673
Agree Realty Corp. REIT	960	45,398
Ramco-Gershenson Properties Trust REIT	3,561	44,975
Capstead Mortgage Corp. REIT	5,027	44,338
Kite Realty Group Trust REIT[1]	2,371	44,314
Retail Opportunity Investments Corp. REIT	2,402	43,188
Pacific Premier Bancorp, Inc.*	1,030	41,612
Total Financial		6,175,006

Consumer, Non-cyclical - 18.6%
Spectrum Pharmaceuticals, Inc.*	4,560	89,330
Quorum Health Corp.*	11,619	66,460
Heidrick & Struggles International, Inc.	2,657	66,025
Resources Connection, Inc.	4,025	63,393
TrueBlue, Inc.*,1	2,307	62,520
Natus Medical, Inc.*,1	1,466	62,158
On Assignment, Inc.*	996	60,975
FTI Consulting, Inc.*	1,417	60,577
Capella Education Co.	732	59,622
Tivity Health, Inc.*,1	1,263	58,413
Andersons, Inc.	1,555	58,235
Lantheus Holdings, Inc.*	2,922	58,147
Cal-Maine Foods, Inc.*,1	1,289	58,005
Cantel Medical Corp.	591	57,965
Korn/Ferry International	1,377	57,600
Green Dot Corp. — Class A*	1,015	57,469
Strayer Education, Inc.[1]	613	57,456
Kelly Services, Inc. — Class A	2,180	57,356
AMN Healthcare Services, Inc.*,1	1,303	57,202
CorVel Corp.*	953	57,180
Diplomat Pharmacy, Inc.*,1	2,713	57,109
Seneca Foods Corp. — Class A*	1,586	57,096
LendingTree, Inc.*,1	212	56,827
Insperity, Inc.	597	56,655
US Physical Therapy, Inc.	831	56,466
Enanta Pharmaceuticals, Inc.*,1	1,136	56,426
ANI Pharmaceuticals, Inc.*,1	970	56,338
Inter Parfums, Inc.	1,216	56,301
Bob Evans Farms, Inc.	729	56,272
Acorda Therapeutics, Inc.*,1	2,115	56,205
Lannett Company, Inc.*,1	2,808	55,879
Chemed Corp.	250	55,858
Neogen Corp.*	696	55,819
Amphastar Pharmaceuticals, Inc.*,1	3,075	55,566
Medifast, Inc.	876	54,663
Haemonetics Corp.*	1,146	54,504
Career Education Corp.*	5,091	54,372
Navigant Consulting, Inc.*	3,129	54,163
Luminex Corp.	2,519	53,781
Ensign Group, Inc.	2,295	52,969
Emergent BioSolutions, Inc.*,1	1,287	52,754
Cross Country Healthcare, Inc.*,1	3,861	52,703
Calavo Growers, Inc.	715	52,696
Surmodics, Inc.*	1,771	52,687
HealthEquity, Inc.*,1	1,047	52,580
Orthofix International N.V.*	976	52,440
Varex Imaging Corp.*	1,525	52,414
Forrester Research, Inc.	1,199	52,396
Nektar Therapeutics*,1	2,175	52,396
ICU Medical, Inc.*,1	274	52,361
Analogic Corp.	652	52,356
Matthews International Corp. — Class A	833	52,354
Meridian Bioscience, Inc.[1]	3,469	51,861
Ligand Pharmaceuticals, Inc. — Class B*,1	356	51,745
Select Medical Holdings Corp.*	2,690	51,514
American Public Education, Inc.*	2,572	51,440
Integer Holdings Corp.*	1,055	51,273
Coca-Cola Bottling Company Consolidated	227	51,202
Viad Corp.	882	51,200
J&J Snack Foods Corp.	384	51,137
Myriad Genetics, Inc.*,1	1,489	51,043
Providence Service Corp.*	918	51,041
Healthcare Services Group, Inc.	963	50,933
CONMED Corp.	975	50,915
SpartanNash Co.	2,073	50,892
HMS Holdings Corp.*	2,643	50,851
Abaxis, Inc.	1,048	50,723
Magellan Health, Inc.*	592	50,498
Invacare Corp.[1]	3,247	50,329
ABM Industries, Inc.[1]	1,199	50,322
Phibro Animal Health Corp. — Class A	1,335	50,263
Darling Ingredients, Inc.*	2,720	49,640
LHC Group, Inc.*	741	49,506
WD-40 Co.[1]	446	49,439
Universal Corp.	859	49,264
PharMerica Corp.*	1,663	48,726
RR Donnelley & Sons Co.	5,293	48,696
Progenics Pharmaceuticals, Inc.*,1	7,854	48,616
B&G Foods, Inc.[1]	1,528	48,590
Monro, Inc.[1]	984	48,560
LSC Communications, Inc.	2,945	47,650
Anika Therapeutics, Inc.*,1	871	47,583
Heska Corp.*,1	485	47,288
AngioDynamics, Inc.*	2,772	47,041
Team, Inc.*,1	3,812	46,888
Inogen, Inc.*,1	471	46,596
NutriSystem, Inc.	931	46,503
Cytokinetics, Inc.*,1	3,280	44,772
Amedisys, Inc.*	930	44,742
Merit Medical Systems, Inc.*,1	1,170	44,519
John B Sanfilippo & Son, Inc.[1]	756	44,491
OraSure Technologies, Inc.*	2,242	44,280
Eagle Pharmaceuticals, Inc.*,1	815	43,806

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (continued)	October 31, 2017
GUGGENHEIM S&P SMALLCAP 600® EQUAL WEIGHT ETF

	Shares	Value

Almost Family, Inc.*	988	$43,719
Integra LifeSciences Holdings Corp.*,1	930	43,505
CryoLife, Inc.*,1	2,227	43,315
MiMedx Group, Inc.*,1	3,399	43,099
Innoviva, Inc.*	3,509	42,950
Impax Laboratories, Inc.*	2,295	41,654
Repligen Corp.*,1	1,115	41,478
Supernus Pharmaceuticals, Inc.*,1	997	41,475
LeMaitre Vascular, Inc.[1]	1,289	41,261
Cardtronics plc — Class A*	1,786	40,899
Cambrex Corp.*,1	942	40,742
Momenta Pharmaceuticals, Inc.*	2,857	40,284
SUPERVALU, Inc.*	2,453	39,959
Central Garden & Pet Co. — Class A*	1,082	39,937
Community Health Systems, Inc.*,1	6,763	39,902
Sucampo Pharmaceuticals, Inc. — Class A*,1	3,904	39,040
AMAG Pharmaceuticals, Inc.*,1	2,479	38,920
Kindred Healthcare, Inc.[1]	6,429	38,895
Rent-A-Center, Inc.[1]	3,889	38,657
Depomed, Inc.*,1	7,879	38,134
Medicines Co.*,1	1,321	37,966
BioTelemetry, Inc.*,1	1,260	36,603
Central Garden & Pet Co.*,1	324	12,370
Total Consumer, Non-cyclical		5,880,636

Industrial - 17.9%
Echo Global Logistics, Inc.*	3,111	74,820
FARO Technologies, Inc.*,1	1,440	74,592
Electro Scientific Industries, Inc.*	3,992	71,417
KEMET Corp.*,1	2,700	69,363
Trex Company, Inc.*,1	603	65,998
Comfort Systems USA, Inc.	1,418	62,817
Rogers Corp.*	406	61,745
Universal Forest Products, Inc.[1]	546	61,643
Patrick Industries, Inc.*	656	61,008
Methode Electronics, Inc.	1,289	60,455
Cubic Corp.	1,106	60,333
Lydall, Inc.*	1,043	60,286
Orion Group Holdings, Inc.*	8,371	60,271
Harsco Corp.*	2,832	60,180
Chart Industries, Inc.*,1	1,380	60,030
II-VI, Inc.*,1	1,322	59,754
LSB Industries, Inc.*,1	7,905	59,683
Bel Fuse, Inc. — Class B	1,831	59,234
SPX FLOW, Inc.*	1,435	59,165
MYR Group, Inc.*	1,853	59,092
Greenbrier Companies, Inc.[1]	1,132	59,090
CTS Corp.[1]	2,172	59,078
Simpson Manufacturing Company, Inc.	1,051	58,583
EnPro Industries, Inc.	693	58,032
Tredegar Corp.	2,986	57,779
Triumph Group, Inc.[1]	1,858	57,691
Plexus Corp.*	938	57,621
Proto Labs, Inc.*,1	659	57,498
SPX Corp.*	1,958	57,349
National Presto Industries, Inc.[1]	490	57,281
Vicor Corp.*,1	2,658	57,280
Advanced Energy Industries, Inc.*	675	57,186
General Cable Corp.	2,728	57,151
Mueller Industries, Inc.	1,643	57,094
Roadrunner Transportation Systems, Inc.*	6,446	56,724
DXP Enterprises, Inc.*	1,767	56,668
Franklin Electric Company, Inc.	1,244	56,602
Alamo Group, Inc.[1]	535	56,442
Federal Signal Corp.	2,640	56,364
Moog, Inc. — Class A*	642	56,342
Raven Industries, Inc.[1]	1,674	56,330
John Bean Technologies Corp.[1]	526	56,229
Myers Industries, Inc.	2,599	56,138
Gibraltar Industries, Inc.*	1,683	55,960
Tennant Co.[1]	798	55,341
Albany International Corp. — Class A1	915	55,220
Kaman Corp.[1]	983	54,989
Briggs & Stratton Corp.	2,182	54,986
Tetra Tech, Inc.	1,111	54,717
AAR Corp.	1,403	54,563
TopBuild Corp.*,1	820	54,112
Hillenbrand, Inc.	1,367	54,065
Saia, Inc.*,1	832	53,914
Control4 Corp.*,1	1,826	53,776
Haynes International, Inc.[1]	1,505	53,698
Boise Cascade Co.*	1,512	53,600
Aerojet Rocketdyne Holdings, Inc.*,1	1,697	53,591
Aegion Corp. — Class A*	2,278	53,055
AAON, Inc.[1]	1,514	52,990
Standex International Corp.	511	52,914
Applied Industrial Technologies, Inc.	831	52,893
Griffon Corp.	2,345	52,879
Hub Group, Inc. — Class A*	1,218	52,739
American Woodmark Corp.*,1	545	52,647
Encore Wire Corp.	1,166	52,645
ArcBest Corp.	1,612	52,551
Itron, Inc.*	671	52,439
Quanex Building Products Corp.[1]	2,381	52,263
Forward Air Corp.	908	52,156
Watts Water Technologies, Inc. — Class A	772	52,033
Exponent, Inc.	701	51,769
Marten Transport Ltd.	2,632	51,719
OSI Systems, Inc.*,1	585	51,702
Sturm Ruger & Company, Inc.[1]	1,043	51,681
Lindsay Corp.	564	51,640
TTM Technologies, Inc.*,1	3,265	51,521
Astec Industries, Inc.	991	51,482
Brady Corp. — Class A	1,350	51,368
Axon Enterprise, Inc.*,1	2,233	51,292
Powell Industries, Inc.	1,767	51,208
ESCO Technologies, Inc.[1]	882	51,112
Aerovironment, Inc.*	995	50,904
Park Electrochemical Corp.	2,694	50,863
Apogee Enterprises, Inc.[1]	1,064	50,785
Insteel Industries, Inc.[1]	1,983	50,666

52 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2017
GUGGENHEIM S&P SMALLCAP 600® EQUAL WEIGHT ETF

	Shares	Value

Matson, Inc.	1,852	$50,430
Actuant Corp. — Class A	1,956	49,878
Olympic Steel, Inc.	2,636	49,768
Multi-Color Corp.	600	49,620
KapStone Paper and Packaging Corp.	2,167	48,671
Barnes Group, Inc.[1]	747	48,622
Fabrinet*,1	1,295	48,148
AZZ, Inc.	997	47,657
US Concrete, Inc.*,1	608	47,546
Badger Meter, Inc.	1,078	47,216
PGT Innovations, Inc.*	3,339	47,080
Benchmark Electronics, Inc.*	1,513	46,827
US Ecology, Inc.[1]	977	46,456
TimkenSteel Corp.*,1	3,282	45,948
Atlas Air Worldwide Holdings, Inc.*	740	45,399
Heartland Express, Inc.[1]	2,118	45,177
CIRCOR International, Inc.[1]	1,007	44,258
Sanmina Corp.*	1,341	43,884
Applied Optoelectronics, Inc.*,1	840	34,222
Total Industrial		5,681,693

Consumer, Cyclical - 17.6%
LGI Homes, Inc.*,1	1,111	67,026
M/I Homes, Inc.*	1,952	65,197
Winnebago Industries, Inc.[1]	1,326	65,173
Scientific Games Corp. — Class A*,1	1,348	64,165
Monarch Casino & Resort, Inc.*	1,413	63,034
SkyWest, Inc.	1,317	62,030
RH*,1	686	61,685
Tailored Brands, Inc.[1]	3,956	61,121
DineEquity, Inc.	1,266	60,275
Chuy’s Holdings, Inc.*,1	2,671	60,098
Core-Mark Holding Company, Inc.[1]	1,763	60,047
LCI Industries[1]	485	60,043
Meritage Homes Corp.*,1	1,231	59,950
Shake Shack, Inc. — Class A*,1	1,561	59,256
MDC Holdings, Inc.	1,589	58,857
Installed Building Products, Inc.*,1	843	58,757
Group 1 Automotive, Inc.[1]	744	58,457
MarineMax, Inc.*,1	3,151	58,451
ScanSource, Inc.*	1,353	58,111
American Axle & Manufacturing Holdings, Inc.*,1	3,223	57,337
Allegiant Travel Co. — Class A1	418	57,015
Biglari Holdings, Inc.*,1	159	56,833
Unifi, Inc.*	1,492	56,770
Cavco Industries, Inc.*,1	361	56,641
Marriott Vacations Worldwide Corp.[1]	430	56,597
William Lyon Homes — Class A*,1	2,027	56,249
Regis Corp.*	3,764	56,197
Interface, Inc. — Class A	2,460	56,088
Penn National Gaming, Inc.*	2,144	55,937
Red Robin Gourmet Burgers, Inc.*,1	815	55,746
Ruth’s Hospitality Group, Inc.[1]	2,628	55,451
Buckle, Inc.[1]	3,360	55,273
Ruby Tuesday, Inc.*	23,025	54,569
Five Below, Inc.*,1	984	54,366
Motorcar Parts of America, Inc.*,1	1,878	54,293
BJ’s Restaurants, Inc.*	1,710	54,207
Cooper-Standard Holdings, Inc.*	485	54,067
UniFirst Corp.[1]	343	54,023
EZCORP, Inc. — Class A*	5,263	53,945
Titan International, Inc.[1]	5,523	53,794
Sleep Number Corp.*,1	1,649	53,592
Sonic Corp.	2,108	53,543
La-Z-Boy, Inc.	1,983	53,442
Wabash National Corp.[1]	2,362	53,145
Boyd Gaming Corp.[1]	1,818	53,140
Sonic Automotive, Inc. — Class A1	2,671	53,019
FirstCash, Inc.	830	52,996
Fox Factory Holding Corp.*,1	1,244	52,932
Asbury Automotive Group, Inc.*	861	52,865
Veritiv Corp.*	1,637	52,630
Crocs, Inc.*,1	5,146	52,489
Express, Inc.*	7,730	52,332
Zumiez, Inc.*,1	2,958	52,209
Daktronics, Inc.	5,049	51,853
Marcus Corp.	1,906	51,748
Oxford Industries, Inc.	800	51,680
Superior Industries International, Inc.	3,303	51,362
Perry Ellis International, Inc.*	2,195	51,122
Callaway Golf Co.	3,527	50,895
Gentherm, Inc.*,1	1,516	50,786
Universal Electronics, Inc.*	846	50,760
Belmond Ltd. — Class A*,1	3,856	50,706
Fiesta Restaurant Group, Inc.*,1	3,033	50,196
Shoe Carnival, Inc.[1]	2,673	50,172
Guess?, Inc.[1]	3,086	50,024
Hibbett Sports, Inc.*,1	3,904	49,971
Lithia Motors, Inc. — Class A	440	49,799
Wingstop, Inc.[1]	1,466	49,653
Mobile Mini, Inc.	1,500	49,650
Kirkland’s, Inc.*	4,237	49,573
El Pollo Loco Holdings, Inc.*,1	4,305	49,508
Movado Group, Inc.	1,779	49,278
Wolverine World Wide, Inc.[1]	1,804	49,249
Dorman Products, Inc.*,1	712	49,206
Vista Outdoor, Inc.*,1	2,353	49,201
DSW, Inc. — Class A1	2,540	48,641
Barnes & Noble, Inc.	6,938	48,566
Children’s Place, Inc.[1]	444	48,307
Finish Line, Inc. — Class A1	5,185	48,065
Caleres, Inc.[1]	1,754	47,937
Ascena Retail Group, Inc.*	24,699	47,916
Abercrombie & Fitch Co. — Class A1	3,566	47,891
Ollie’s Bargain Outlet Holdings, Inc.*,1	1,072	47,864
Fossil Group, Inc.*,1	6,027	47,493
PetMed Express, Inc.	1,342	47,453
Genesco, Inc.*	1,933	47,359
Ethan Allen Interiors, Inc.	1,581	47,035
Cato Corp. — Class A	3,656	47,016
Barnes & Noble Education, Inc.*,1	8,626	47,012
Standard Motor Products, Inc.	1,076	46,989

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (continued)	October 31, 2017
GUGGENHEIM S&P SMALLCAP 600® EQUAL WEIGHT ETF

	Shares	Value

Chico’s FAS, Inc.	5,880	$46,981
Haverty Furniture Companies, Inc.[1]	1,966	46,889
Anixter International, Inc.*	677	46,510
Dave & Buster’s Entertainment, Inc.*	946	45,597
Francesca’s Holdings Corp.*	7,019	45,413
Steven Madden Ltd.*	1,155	45,045
G-III Apparel Group Ltd.*	1,646	41,710
Vitamin Shoppe, Inc.*,1	8,929	41,073
Vera Bradley, Inc.*	5,699	41,033
Hawaiian Holdings, Inc.*	1,221	40,904
Essendant, Inc.	4,121	39,891
Nautilus, Inc.*,1	3,044	39,572
Big 5 Sporting Goods Corp.[1]	6,027	38,271
Lumber Liquidators Holdings, Inc.*,1	1,198	36,874
iRobot Corp.*,1	510	34,267
J.C. Penney Company, Inc.*,1	11,994	33,583
Fred’s, Inc. — Class A1	6,938	30,597
Tile Shop Holdings, Inc.	3,081	26,343
Iconix Brand Group, Inc.*,1	8,815	14,457
Total Consumer, Cyclical		5,572,411

Technology - 8.4%
Photronics, Inc.*	7,200	69,839
Cohu, Inc.	2,637	68,035
Cabot Microelectronics Corp.	683	66,026
Brooks Automation, Inc.	1,864	64,103
MKS Instruments, Inc.	588	63,886
Diodes, Inc.*	1,802	61,881
Progress Software Corp.	1,438	60,871
Rudolph Technologies, Inc.*	2,130	59,108
Kulicke & Soffa Industries, Inc.*	2,609	59,094
CEVA, Inc.*	1,205	58,202
Ebix, Inc.[1]	854	58,029
Monotype Imaging Holdings, Inc.	2,479	57,141
ManTech International Corp. — Class A	1,214	56,342
Insight Enterprises, Inc.*	1,243	55,997
Agilysys, Inc.*	4,557	55,914
Semtech Corp.*	1,350	55,418
Rambus, Inc.*	3,747	55,118
Digi International, Inc.*	5,270	54,808
CACI International, Inc. — Class A*	381	54,769
DSP Group, Inc.*	4,083	54,712
ExlService Holdings, Inc.*	872	54,430
MaxLinear, Inc. — Class A*,1	2,219	54,299
Lumentum Holdings, Inc.*,1	857	54,120
Nanometrics, Inc.*	1,901	53,741
Engility Holdings, Inc.*,1	1,595	53,704
MTS Systems Corp.[1]	1,024	53,299
Cray, Inc.*	2,578	53,236
CSG Systems International, Inc.	1,257	53,221
Power Integrations, Inc.[1]	656	52,710
Sykes Enterprises, Inc.*	1,819	52,642
LivePerson, Inc.*	3,725	52,336
TeleTech Holdings, Inc.[1]	1,252	52,146
Virtusa Corp.*,1	1,358	51,821
Mercury Systems, Inc.*,1	1,018	51,378
Bottomline Technologies de, Inc.*	1,570	51,119
Computer Programs & Systems, Inc.[1]	1,695	51,104
Axcelis Technologies, Inc.*	1,550	50,995
Qualys, Inc.*	949	50,202
MicroStrategy, Inc. — Class A*	376	49,730
Donnelley Financial Solutions, Inc.*	2,278	48,977
Omnicell, Inc.*,1	969	48,256
Barracuda Networks, Inc.*	2,000	46,620
Veeco Instruments, Inc.*	2,485	44,854
Quality Systems, Inc.*	3,067	43,153
Xperi Corp.	1,869	42,987
Kopin Corp.*,1	12,226	42,913
SPS Commerce, Inc.*	819	40,262
Electronics for Imaging, Inc.*,1	1,262	38,945
Super Micro Computer, Inc.*,1	1,873	37,273
Synchronoss Technologies, Inc.*	2,912	32,993
Total Technology		2,652,759

Communications - 6.5%
QuinStreet, Inc.*	9,310	82,859
Harmonic, Inc.*,1	16,627	61,520
Iridium Communications, Inc.*,1	4,992	59,904
ePlus, Inc.*	622	59,463
World Wrestling Entertainment, Inc. — Class A1	2,231	59,188
Cogent Communications Holdings, Inc.[1]	1,091	58,805
CalAmp Corp.*,1	2,553	58,030
New Media Investment Group, Inc.	3,585	57,252
Stamps.com, Inc.*,1	253	56,773
Shutterstock, Inc.*,1	1,435	55,951
Spok Holdings, Inc.	3,247	55,037
VASCO Data Security International, Inc.*	3,868	52,605
Black Box Corp.[1]	16,919	52,449
Comtech Telecommunications Corp.	2,433	52,334
DHI Group, Inc.*	23,521	51,746
Consolidated Communications Holdings, Inc.[1]	2,697	51,701
Perficient, Inc.*	2,657	51,679
XO Group, Inc.*	2,587	51,637
Gannett Company, Inc.[1]	5,761	50,121
HealthStream, Inc.*	2,039	49,874
NIC, Inc.	2,905	49,385
EW Scripps Co. — Class A*,1	2,818	48,864
Liquidity Services, Inc.*	8,534	48,644
TiVo Corp.	2,664	48,352
Lumos Networks Corp.*,1	2,689	48,294
Vonage Holdings Corp.*,1	5,895	47,926
ATN International, Inc.	882	47,884
Cincinnati Bell, Inc.*,1	2,498	47,712
NETGEAR, Inc.*,1	1,019	47,536
ADTRAN, Inc.	2,222	46,884
8x8, Inc.*	3,507	46,818
General Communication, Inc. — Class A*	1,143	46,737
Oclaro, Inc.*,1	5,643	46,668
Blucora, Inc.*,1	2,097	45,505
Viavi Solutions, Inc.*	4,880	45,286
Scholastic Corp.	1,220	45,067
Gigamon, Inc.*	1,144	44,044

54 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2017
GUGGENHEIM S&P SMALLCAP 600® EQUAL WEIGHT ETF

	Shares	Value

Shutterfly, Inc.*,1	1,024	$43,724
Time, Inc.[1]	3,695	42,862
FTD Companies, Inc.*,1	3,642	39,334
Total Communications		2,056,454

Energy - 5.6%
Bill Barrett Corp.*	15,861	78,195
Carrizo Oil & Gas, Inc.*,1	4,237	74,953
Cloud Peak Energy, Inc.*	15,982	67,923
TETRA Technologies, Inc.*	23,521	66,799
SolarEdge Technologies, Inc.*	1,885	61,922
PDC Energy, Inc.*,1	1,209	61,574
SRC Energy, Inc.*,1	6,446	61,495
SunCoke Energy, Inc.*,1	5,299	58,766
SEACOR Holdings, Inc.*,1	1,245	58,764
Noble Corporation plc*,1	13,969	58,111
CARBO Ceramics, Inc.*,1	6,928	57,364
Unit Corp.*,1	3,006	56,272
Exterran Corp.*,1	1,715	55,343
Gulf Island Fabrication, Inc.	4,157	54,665
Denbury Resources, Inc.*	44,237	54,412
Archrock, Inc.	4,525	54,300
Bristow Group, Inc.[1]	5,594	52,807
Era Group, Inc.*	4,861	52,304
McDermott International, Inc.*	7,790	51,570
FutureFuel Corp.	3,391	51,475
Helix Energy Solutions Group, Inc.*,1	7,518	51,273
Newpark Resources, Inc.*,1	5,833	51,039
Oil States International, Inc.*,1	2,200	50,710
Flotek Industries, Inc.*,1	10,045	49,421
REX American Resources Corp.*,1	554	48,852
Geospace Technologies Corp.*,1	3,234	48,575
Pioneer Energy Services Corp.*	25,274	48,021
Matrix Service Co.*	3,396	47,884
Green Plains, Inc.[1]	2,585	47,564
Contango Oil & Gas Co.*	11,591	46,248
Par Pacific Holdings, Inc.*,1	2,100	44,079
Tesco Corp.*	11,085	42,677
Total Energy		1,765,357

Basic Materials - 4.5%
Calgon Carbon Corp.[1]	3,738	81,116
Kraton Corp.*	1,528	74,918
AdvanSix, Inc.*	1,407	65,101
Materion Corp.	1,264	64,906
A. Schulman, Inc.	1,581	62,133
Koppers Holdings, Inc.*	1,247	60,542
PH Glatfelter Co.	2,846	59,653
Ingevity Corp.*	792	56,414
Deltic Timber Corp.	605	56,029
Balchem Corp.	644	54,283
American Vanguard Corp.	2,409	54,203
Quaker Chemical Corp.	348	54,051
Schweitzer-Mauduit International, Inc.	1,278	53,970
Innospec, Inc.	870	53,810
US Silica Holdings, Inc.[1]	1,757	53,606
Neenah Paper, Inc.[1]	614	53,295
Innophos Holdings, Inc.	1,073	52,502
HB Fuller Co.[1]	894	50,842
Hawkins, Inc.	1,317	50,178
Rayonier Advanced Materials, Inc.[1]	3,452	49,605
Kaiser Aluminum Corp.	500	49,590
Stepan Co.	605	48,315
Clearwater Paper Corp.*	1,043	48,134
Aceto Corp.	4,690	47,228
AK Steel Holding Corp.*,1	8,214	37,702
Century Aluminum Co.*,1	2,562	35,868
Total Basic Materials		1,427,994

Utilities - 1.2%
California Water Service Group	1,285	53,970
American States Water Co.[1]	961	51,654
El Paso Electric Co.	866	49,794
Spire, Inc.[1]	630	49,739
Avista Corp.	937	48,949
ALLETE, Inc.	613	48,029
Northwest Natural Gas Co.	717	47,573
South Jersey Industries, Inc.	1,363	46,301
Total Utilities		396,009

Total Common Stocks
(Cost $28,225,412)		31,608,319

RIGHTS††† - 0.0%
Dyax Corp.
Expires 01/25/18*,4	339	—
Total Rights
(Cost $—)		—

MONEY MARKET FUND† - 0.2%
Federated U.S. Treasury Cash Reserve Fund — Institutional Shares, 0.89%[2]	51,680	51,680
Total Money Market Fund
(Cost $51,680)		51,680

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2017
GUGGENHEIM S&P SMALLCAP 600® EQUAL WEIGHT ETF

	Face Amount	Value

SECURITIES LENDING COLLATERAL††,3 - 11.6%
Repurchase Agreements
HSBC Securities (USA), Inc. issued 10/31/17 at 1.04% due 11/01/17	$854,009	$854,009
Nomura Securities International, Inc. issued 10/31/17 at 1.06% due 11/01/17	854,009	854,009
Daiwa Capital Markets America issued 10/31/17 at 1.08% due 11/01/17	854,009	854,009
Cantor Fitzgerald Securities issued 10/31/17 at 1.08% due 11/01/17	854,009	854,009
Jefferies LLC issued 10/31/17 at 1.14% due 11/01/17	253,069	253,069
Total Securities Lending Collateral
(Cost $3,669,105)		3,669,105

Total Investments - 111.6%
(Cost $31,946,197)		$35,329,104
Other Assets & Liabilities, net - (11.6)%		(3,663,554)
Total Net Assets - 100.0%		$31,665,550

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2017 — See Note 5.
[2]	Rate indicated is the 7 day yield as of October 31, 2017.
[3]	Securities lending collateral — See Note 5.
[4]	This security was fair valued by the Valuation Committee at October 31, 2017.
plc — Public Limited Company
REIT— Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$31,608,319	$—	$—		$31,608,319
Rights	—	—	—	*	—	*
Money Market Fund	51,680	—	—		51,680
Securities Lending Collateral	—	3,669,105	—		3,669,105
Total Assets	$31,659,999	$3,669,105	$—		$35,329,104

*	Security has a market value of $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended October 31, 2017, there were no transfers between levels.

56 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2017
GUGGENHEIM S&P 100® EQUAL WEIGHT ETF

	Shares	Value

COMMON STOCKS† - 99.7%

Consumer, Non-cyclical - 22.5%
PayPal Holdings, Inc.*	741	$53,767
UnitedHealth Group, Inc.	230	48,351
Danaher Corp.	523	48,258
AbbVie, Inc.	532	48,012
Johnson & Johnson	344	47,957
Abbott Laboratories	871	47,234
Pfizer, Inc.	1,328	46,560
Altria Group, Inc.	725	46,560
Mondelez International, Inc. — Class A	1,112	46,070
Coca-Cola Co.	978	44,969
Eli Lilly & Co.	547	44,821
Bristol-Myers Squibb Co.	724	44,642
Medtronic plc	550	44,286
Colgate-Palmolive Co.	628	44,243
Amgen, Inc.	252	44,156
Biogen, Inc.*	140	43,632
PepsiCo, Inc.	392	43,210
Kraft Heinz Co.	552	42,686
Procter & Gamble Co.	489	42,220
Philip Morris International, Inc.	385	40,286
Gilead Sciences, Inc.	533	39,954
Merck & Company, Inc.	702	38,673
Allergan plc	192	34,028
Celgene Corp.*	323	32,613
Total Consumer, Non-cyclical		1,057,188

Financial - 19.1%
Bank of America Corp.	1,975	54,094
Capital One Financial Corp.	577	53,187
JPMorgan Chase & Co.	511	51,412
American Express Co.	538	51,390
MetLife, Inc.	958	51,330
Morgan Stanley	1,026	51,300
Wells Fargo & Co.	911	51,144
BlackRock, Inc. — Class A	107	50,379
Citigroup, Inc.	685	50,348
Goldman Sachs Group, Inc.	207	50,193
Mastercard, Inc. — Class A	331	49,243
U.S. Bancorp	904	49,160
American International Group, Inc.	755	48,781
Berkshire Hathaway, Inc. — Class B*	259	48,417
Visa, Inc. — Class A	435	47,841
Allstate Corp.	506	47,493
Bank of New York Mellon Corp.	898	46,202
Simon Property Group, Inc. REIT	285	44,269
Total Financial		896,183

Industrial - 13.1%
Caterpillar, Inc.	385	52,283
3M Co.	218	50,181
Boeing Co.	191	49,275
United Technologies Corp.	411	49,221
FedEx Corp.	216	48,775
Union Pacific Corp.	420	48,632
Emerson Electric Co.	747	48,152
Honeywell International, Inc.	330	47,573
Lockheed Martin Corp.	151	46,532
United Parcel Service, Inc. — Class B	395	46,424
General Dynamics Corp.	227	46,076
Raytheon Co.	250	45,050
General Electric Co.	1,911	38,526
Total Industrial		616,700

Consumer, Cyclical - 11.8%
General Motors Co.	1,224	52,608
Wal-Mart Stores, Inc.	572	49,942
Ford Motor Co.	3,983	48,871
McDonald’s Corp.	285	47,569
Nike, Inc. — Class B	865	47,566
Home Depot, Inc.	285	47,247
Target Corp.	792	46,760
Starbucks Corp.	844	46,285
Costco Wholesale Corp.	286	46,069
Lowe’s Companies, Inc.	574	45,891
CVS Health Corp.	566	38,788
Walgreens Boots Alliance, Inc.	554	36,714
Total Consumer, Cyclical		554,310

Communications - 11.6%
Amazon.com, Inc.*	46	50,843
Cisco Systems, Inc.	1,435	49,005
Facebook, Inc. — Class A*	266	47,896
Verizon Communications, Inc.	980	46,913
Priceline Group, Inc.*	24	45,887
Walt Disney Co.	464	45,383
Time Warner, Inc.	450	44,230
AT&T, Inc.	1,269	42,702
Comcast Corp. — Class A	1,182	42,587
Charter Communications, Inc. — Class A*	115	38,430
Twenty-First Century Fox, Inc. — Class A	1,204	31,485
Alphabet, Inc. — Class A*	23	23,760
Alphabet, Inc. — Class C*	23	23,383
Twenty-First Century Fox, Inc. — Class B	556	14,150
Total Communications		546,654

Technology - 8.5%
Intel Corp.	1,284	58,409
Texas Instruments, Inc.	554	53,566
Microsoft Corp.	613	50,990
International Business Machines Corp.	316	48,684
Apple, Inc.	287	48,514
Accenture plc — Class A	340	48,402
QUALCOMM, Inc.	913	46,572
Oracle Corp.	878	44,690
Total Technology		399,827

Energy - 7.0%
ConocoPhillips	1,016	51,968
Occidental Petroleum Corp.	749	48,363
Halliburton Co.	1,121	47,912

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2017
GUGGENHEIM S&P 100® EQUAL WEIGHT ETF

	Shares	Value

Exxon Mobil Corp.	572	$47,676
Chevron Corp.	410	47,515
Schlumberger Ltd.	696	44,544
Kinder Morgan, Inc.	2,362	42,776
Total Energy		330,754

Utilities - 4.0%
Exelon Corp.	1,187	47,730
NextEra Energy, Inc.	307	47,606
Southern Co.	900	46,980
Duke Energy Corp.	517	45,656
Total Utilities		187,972

Basic Materials - 2.1%
DowDuPont, Inc.	696	50,328
Monsanto Co.	384	46,502
Total Basic Materials		96,830

Total Common Stocks
(Cost $4,623,382)		4,686,418

Total Investments - 99.7%
(Cost $4,623,382)		$4,686,418
Other Assets & Liabilities, net - 0.3%		14,807
Total Net Assets - 100.0%		$4,701,225

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
plc — Public Limited Company
REIT— Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$4,686,418	$—	$—	$4,686,418

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended October 31, 2017, there were no transfers between levels.

58 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2017
GUGGENHEIM S&P 500® EQUAL WEIGHT CONSUMER DISCRETIONARY ETF

	Shares	Value

COMMON STOCKS† - 99.9%

Retail - 37.4%
L Brands, Inc.[1]	24,376	$1,049,143
Dollar Tree, Inc.*	10,918	996,267
CarMax, Inc.*	13,207	991,846
AutoZone, Inc.*	1,673	986,233
Ross Stores, Inc.	15,453	981,111
Dollar General Corp.	11,968	967,493
O’Reilly Automotive, Inc.*	4,542	958,135
Darden Restaurants, Inc.	11,513	947,174
McDonald’s Corp.	5,662	945,044
Home Depot, Inc.	5,664	938,978
Genuine Parts Co.	10,595	934,797
Target Corp.	15,791	932,301
Starbucks Corp.	16,907	927,180
Lowe’s Companies, Inc.	11,511	920,304
Tapestry, Inc.	22,368	915,970
Gap, Inc.	35,188	914,536
Best Buy Company, Inc.	16,294	912,138
Tiffany & Co.	9,707	908,769
Signet Jewelers Ltd.[1]	13,809	905,456
Tractor Supply Co.	14,994	903,538
Kohl’s Corp.[1]	21,532	899,176
PVH Corp.	7,078	897,561
Yum! Brands, Inc.	11,824	880,297
TJX Companies, Inc.	12,493	872,011
Chipotle Mexican Grill, Inc. — Class A*,1	3,014	819,507
Ulta Beauty, Inc.*	3,984	803,931
Macy’s, Inc.	42,417	795,743
Advance Auto Parts, Inc.	9,617	786,094
Nordstrom, Inc.[1]	19,617	777,814
Foot Locker, Inc.	25,310	761,325
Total Retail		27,229,872

Media - 12.9%
Walt Disney Co.	9,316	911,198
Time Warner, Inc.	9,025	887,067
Scripps Networks Interactive, Inc. — Class A	10,581	881,186
CBS Corp. — Class B	15,219	854,090
Comcast Corp. — Class A	23,668	852,758
DISH Network Corp. — Class A*	16,563	803,968
Viacom, Inc. — Class B	33,162	796,883
Charter Communications, Inc. — Class A*	2,302	769,259
News Corp. — Class A	52,154	712,424
Twenty-First Century Fox, Inc. — Class A	24,091	629,980
Discovery Communications, Inc. — Class C*	25,432	452,944
Discovery Communications, Inc. — Class A*,1	18,549	350,205
Twenty-First Century Fox, Inc. — Class B	11,151	283,793
News Corp. — Class B	16,346	227,209
Total Media		9,412,964

Apparel - 7.3%
Michael Kors Holdings Ltd.*	21,455	1,047,218
VF Corp.	14,474	1,008,114
Nike, Inc. — Class B	17,324	952,647
Ralph Lauren Corp. — Class A	9,960	890,723
Hanesbrands, Inc.[1]	35,986	809,685
Under Armour, Inc. — Class A*,1	26,986	337,865
Under Armour, Inc. — Class C*,1	26,938	310,595
Total Apparel		5,356,847

Lodging - 6.6%
Marriott International, Inc. — Class A	8,743	1,044,614
Hilton Worldwide Holdings, Inc.	13,883	1,003,463
Wyndham Worldwide Corp.	9,184	981,310
Wynn Resorts Ltd.	6,261	923,435
MGM Resorts International	27,198	852,657
Total Lodging		4,805,479

Internet - 6.2%
Amazon.com, Inc.*	936	1,034,542
Netflix, Inc.*	5,126	1,006,900
Priceline Group, Inc.*	492	940,684
Expedia, Inc.	6,395	797,201
TripAdvisor, Inc.*,1	20,070	752,625
Total Internet		4,531,952

Leisure Time - 5.0%
Royal Caribbean Cruises Ltd.	7,700	953,029
Carnival Corp.	13,792	915,651
Harley-Davidson, Inc.[1]	19,087	903,579
Norwegian Cruise Line Holdings Ltd.*	16,200	903,150
Total Leisure Time		3,675,409

Home Builders - 4.3%
DR Horton, Inc.	24,947	1,102,908
PulteGroup, Inc.	35,106	1,061,254
Lennar Corp. — Class A	17,893	996,103
Total Home Builders		3,160,265

Auto Parts & Equipment - 3.9%
BorgWarner, Inc.	19,574	1,031,942
Delphi Automotive plc	9,356	929,799
Goodyear Tire & Rubber Co.	29,836	912,683
Total Auto Parts & Equipment		2,874,424

Auto Manufacturers - 2.8%
General Motors Co.	24,442	1,050,517
Ford Motor Co.	79,607	976,778
Total Auto Manufacturers		2,027,295

Home Furnishings - 2.5%
Leggett & Platt, Inc.	19,963	943,451
Whirlpool Corp.	5,249	860,469
Total Home Furnishings		1,803,920

Toys, Games & Hobbies - 2.4%
Hasbro, Inc.	9,611	889,883
Mattel, Inc.[1]	59,185	835,692
Total Toys, Games & Hobbies		1,725,575

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2017
GUGGENHEIM S&P 500® EQUAL WEIGHT CONSUMER DISCRETIONARY ETF

	Shares	Value

Advertising - 2.3%
Interpublic Group of Companies, Inc.[1]	44,374	$854,200
Omnicom Group, Inc.	12,417	834,298
Total Advertising		1,688,498

Electronics - 1.3%
Garmin Ltd.[1]	17,305	979,636

Distribution & Wholesale - 1.3%
LKQ Corp.*	25,979	979,149

Textiles - 1.3%
Mohawk Industries, Inc.*	3,506	917,731

Commercial Services - 1.2%
H&R Block, Inc.	34,676	857,884

Housewares - 1.2%
Newell Brands, Inc.	20,534	837,377

Total Common Stocks
(Cost $78,323,072)		72,864,277

MONEY MARKET FUND† - 0.1%
Federated U.S. Treasury Cash Reserve Fund — Institutional Shares, 0.89%[2]	79,651	79,651
Total Money Market Fund
(Cost $79,651)		79,651

	Face Amount

SECURITIES LENDING COLLATERAL††,3 - 8.5%
Repurchase Agreements
Nomura Securities International, Inc. issued 10/31/17 at 1.06% due 11/01/17	$1,449,494	1,449,494
Jefferies LLC issued 10/31/17 at 1.18% due 11/01/17	1,449,494	1,449,494
HSBC Securities (USA), Inc. issued 10/31/17 at 1.04% due 11/01/17	1,449,494	1,449,494
Citigroup Global Markets, Inc. issued 10/31/17 at 1.07% due 11/01/17	1,449,494	1,449,494
Merrill Lynch, Pierce, Fenner & Smith, Inc. issued 10/31/17 at 1.05% due 11/01/17	429,504	429,504
Total Securities Lending Collateral
(Cost $6,227,480)		6,227,480

Total Investments - 108.5%
(Cost $84,630,203)		$79,171,408
Other Assets & Liabilities, net - (8.5)%		(6,206,184)
Total Net Assets - 100.0%		$72,965,224

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2017 — See Note 5.
[2]	Rate indicated is the 7 day yield as of October 31, 2017.
[3]	Securities lending collateral — See Note 5.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$72,864,277	$—	$—	$72,864,277
Money Market Fund	79,651	—	—	79,651
Securities Lending Collateral	—	6,227,480	—	6,227,480
Total Assets	$72,943,928	$6,227,480	$—	$79,171,408

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended October 31, 2017, there were no transfers between levels.

60 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2017
GUGGENHEIM S&P 500® EQUAL WEIGHT CONSUMER STAPLES ETF

	Shares	Value

COMMON STOCKS† - 99.7%

Food - 38.7%
Tyson Foods, Inc. — Class A	203,456	$14,833,977
Sysco Corp.	251,399	13,982,812
McCormick & Company, Inc.[1]	136,309	13,566,835
Mondelez International, Inc. — Class A	327,446	13,566,088
Conagra Brands, Inc.	385,634	13,173,257
JM Smucker Co.	124,175	13,168,759
Campbell Soup Co.[1]	277,636	13,151,617
Hormel Foods Corp.[1]	421,021	13,119,014
Kroger Co.	631,732	13,076,852
Hershey Co.	123,011	13,061,308
Kraft Heinz Co.	162,799	12,589,247
General Mills, Inc.	240,363	12,479,647
Kellogg Co.[1]	194,364	12,153,581
Total Food		171,922,994

Beverages - 20.9%
Constellation Brands, Inc. — Class A	65,729	14,400,566
Brown-Forman Corp. — Class B1	244,879	13,963,001
Monster Beverage Corp.*	236,226	13,684,572
Coca-Cola Co.	287,348	13,212,261
PepsiCo, Inc.	115,647	12,747,769
Dr Pepper Snapple Group, Inc.	145,369	12,452,309
Molson Coors Brewing Co. — Class B	150,753	12,191,395
Total Beverages		92,651,873

Cosmetics & Personal Care - 11.6%
Estee Lauder Companies, Inc. — Class A	122,269	13,670,897
Colgate-Palmolive Co.	185,245	13,050,510
Coty, Inc. — Class A	807,788	12,439,935
Procter & Gamble Co.	143,302	12,372,695
Total Cosmetics & Personal Care		51,534,037

Retail - 11.4%
Wal-Mart Stores, Inc.	168,661	14,725,791
Costco Wholesale Corp.	84,571	13,622,697
CVS Health Corp.	166,883	11,436,492
Walgreens Boots Alliance, Inc.	163,465	10,832,826
Total Retail		50,617,806

Agriculture - 8.7%
Altria Group, Inc.	213,788	13,729,465
Archer-Daniels-Midland Co.	314,002	12,833,262
Philip Morris International, Inc.	113,654	11,892,755
Total Agriculture		38,455,482

Household Products & Housewares - 8.4%
Kimberly-Clark Corp.	112,623	12,671,213
Clorox Co.	99,252	12,558,356
Church & Dwight Company, Inc.	270,850	12,234,295
Total Household Products & Housewares		37,463,864

Total Common Stocks
(Cost $462,998,846)		442,646,056

MONEY MARKET FUND† - 0.2%
Federated U.S. Treasury Cash Reserve Fund — Institutional Shares, 0.89%[2]	1,003,248	1,003,248
Total Money Market Fund
(Cost $1,003,248)		1,003,248

	Face Amount

SECURITIES LENDING COLLATERAL††,3 - 4.9%
Repurchase Agreements
Nomura Securities International, Inc. issued 10/31/17 at 1.06% due 11/01/17	$5,104,242	5,104,242
Jefferies LLC issued 10/31/17 at 1.18% due 11/01/17	5,104,242	5,104,242
HSBC Securities (USA), Inc. issued 10/31/17 at 1.04% due 11/01/17	5,104,242	5,104,242
Citigroup Global Markets, Inc. issued 10/31/17 at 1.07% due 11/01/17	5,104,242	5,104,242
Merrill Lynch, Pierce, Fenner & Smith, Inc. issued 10/31/17 at 1.05% due 11/01/17	1,512,518	1,512,518
Total Securities Lending Collateral
(Cost $21,929,486)		21,929,486

Total Investments - 104.8%
(Cost $485,931,580)		$465,578,790
Other Assets & Liabilities, net - (4.8)%		(21,486,916)
Total Net Assets - 100.0%		$444,091,874

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2017 — See Note 5.
[2]	Rate indicated is the 7 day yield as of October 31, 2017.
[3]	Securities lending collateral — See Note 5.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2017
GUGGENHEIM S&P 500® EQUAL WEIGHT CONSUMER STAPLES ETF

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$442,646,056	$—	$—	$442,646,056
Money Market Fund	1,003,248	—	—	1,003,248
Securities Lending Collateral	—	21,929,486	—	21,929,486
Total Assets	$443,649,304	$21,929,486	$—	$465,578,790

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended October 31, 2017, there were no transfers between levels.

62 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2017
GUGGENHEIM S&P 500® EQUAL WEIGHT ENERGY ETF

	Shares	Value

COMMON STOCKS† - 99.8%

Oil & Gas - 77.0%
Marathon Oil Corp.	581,927	$8,275,002
Newfield Exploration Co.*	265,392	8,171,419
Anadarko Petroleum Corp.	160,842	7,940,769
Concho Resources, Inc.*	58,728	7,881,885
Helmerich & Payne, Inc.[1]	144,725	7,860,015
Cimarex Energy Co.	66,157	7,735,738
Devon Energy Corp.	209,137	7,717,155
Pioneer Natural Resources Co.	51,228	7,667,295
EOG Resources, Inc.	75,839	7,574,041
ConocoPhillips	148,005	7,570,456
Valero Energy Corp.	94,656	7,467,412
Noble Energy, Inc.	267,334	7,450,599
Marathon Petroleum Corp.	123,202	7,360,087
Hess Corp.[1]	163,442	7,217,599
Range Resources Corp.	396,964	7,189,018
Phillips 66	77,702	7,077,098
Occidental Petroleum Corp.	109,254	7,054,531
Chesapeake Energy Corp.*,1	1,808,116	7,051,652
Cabot Oil & Gas Corp. — Class A	253,426	7,019,900
Exxon Mobil Corp.	83,500	6,959,725
Apache Corp.[1]	167,472	6,928,317
Chevron Corp.	59,412	6,885,257
Andeavor	64,792	6,883,502
Equities Corp.	108,482	6,784,464
Total Oil & Gas		177,722,936

Oil & Gas Services - 14.6%
National Oilwell Varco, Inc.[1]	207,305	7,087,758
TechnipFMC plc	258,101	7,069,386
Halliburton Co.	163,362	6,982,092
Schlumberger Ltd.	101,479	6,494,656
Baker Hughes a GE Co.	191,313	6,012,968
Total Oil & Gas Services		33,646,860

Pipelines - 8.2%
ONEOK, Inc.	117,069	6,353,335
Williams Companies, Inc.	221,684	6,317,994
Kinder Morgan, Inc.	343,882	6,227,703
Total Pipelines		18,899,032

Total Common Stocks
(Cost $255,671,112)		230,268,828

MONEY MARKET FUND† - 0.2%
Federated U.S. Treasury Cash Reserve Fund — Institutional Shares, 0.89%[2]	413,422	413,422
Total Money Market Fund
(Cost $413,422)		413,422

	Face Amount

SECURITIES LENDING COLLATERAL††,3 - 5.8%
Repurchase Agreements
Nomura Securities International, Inc. issued 10/31/17 at 1.06% due 11/01/17	$3,118,030	3,118,030
Jefferies LLC issued 10/31/17 at 1.18% due 11/01/17	3,118,030	3,118,030
HSBC Securities (USA), Inc. issued 10/31/17 at 1.04% due 11/01/17	3,118,030	3,118,030
Citigroup Global Markets, Inc. issued 10/31/17 at 1.07% due 11/01/17	3,118,030	3,118,030
Merrill Lynch, Pierce, Fenner & Smith, Inc. issued 10/31/17 at 1.05% due 11/01/17	923,975	923,975
Total Securities Lending Collateral
(Cost $13,396,095)		13,396,095

Total Investments - 105.8%
(Cost $269,480,629)		$244,078,345
Other Assets & Liabilities, net - (5.8)%		(13,331,194)
Total Net Assets - 100.0%		$230,747,151

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2017 — See Note 5.
[2]	Rate indicated is the 7 day yield as of October 31, 2017.
[3]	Securities lending collateral — See Note 5.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2017
GUGGENHEIM S&P 500® EQUAL WEIGHT ENERGY ETF

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$230,268,828	$—	$—	$230,268,828
Money Market Fund	413,422	—	—	413,422
Securities Lending Collateral	—	13,396,095	—	13,396,095
Total Assets	$230,682,250	$13,396,095	$—	$244,078,345

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended October 31, 2017, there were no transfers between levels.

64 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2017
GUGGENHEIM S&P 500® EQUAL WEIGHT FINANCIALS ETF

	Shares	Value

COMMON STOCKS† - 99.8%

Insurance - 35.0%
Lincoln National Corp.	74,086	$5,614,237
Brighthouse Financial, Inc.*	89,430	5,560,757
MetLife, Inc.	103,410	5,540,708
Prudential Financial, Inc.	49,282	5,443,690
Assurant, Inc.	53,704	5,405,308
Torchmark Corp.	64,083	5,391,303
Travelers Companies, Inc.	40,702	5,390,980
Unum Group	103,472	5,384,683
Principal Financial Group, Inc.	80,345	5,290,718
American International Group, Inc.	81,541	5,268,364
Loews Corp.	106,039	5,249,991
Progressive Corp.	107,352	5,222,675
Chubb Ltd.	34,613	5,220,333
Everest Re Group Ltd.	21,915	5,203,717
Berkshire Hathaway, Inc. — Class B*	27,778	5,192,819
Arthur J Gallagher & Co.	81,665	5,171,844
Willis Towers Watson plc	32,103	5,171,151
XL Group Ltd.	126,254	5,109,499
Allstate Corp.	54,398	5,105,796
Hartford Financial Services Group, Inc.	91,680	5,046,984
Aflac, Inc.	60,048	5,037,427
Aon plc	34,174	4,901,577
Marsh & McLennan Companies, Inc.	59,490	4,814,526
Cincinnati Financial Corp.	64,336	4,514,457
Total Insurance		125,253,544

Banks - 33.7%
Comerica, Inc.	75,320	5,917,891
Bank of America Corp.	212,949	5,832,673
Capital One Financial Corp.	62,326	5,745,211
Regions Financial Corp.	367,579	5,690,123
Citizens Financial Group, Inc.	148,569	5,647,107
M&T Bank Corp.	33,835	5,642,663
Fifth Third Bancorp	194,202	5,612,438
SunTrust Banks, Inc.	93,079	5,604,287
JPMorgan Chase & Co.	55,128	5,546,428
Morgan Stanley	110,768	5,538,400
Wells Fargo & Co.	98,317	5,519,516
PNC Financial Services Group, Inc.	40,121	5,488,152
Huntington Bancshares, Inc.	395,627	5,459,653
BB&T Corp.	110,862	5,458,845
Goldman Sachs Group, Inc.	22,445	5,442,464
Zions Bancorporation	117,064	5,438,793
Citigroup, Inc.	73,668	5,414,598
KeyCorp	293,272	5,352,214
U.S. Bancorp	97,531	5,303,736
Northern Trust Corp.	55,105	5,153,420
Bank of New York Mellon Corp.	96,660	4,973,157
State Street Corp.	52,698	4,848,216
Total Banks		120,629,985

Diversified Financial Services - 25.2%
Ameriprise Financial, Inc.	36,716	5,747,522
Charles Schwab Corp.	126,027	5,651,051
Discover Financial Services	84,544	5,624,712
Synchrony Financial	170,733	5,569,310
American Express Co.	57,856	5,526,405
BlackRock, Inc. — Class A	11,717	5,516,715
T. Rowe Price Group, Inc.	59,353	5,513,894
Invesco Ltd.	153,818	5,505,146
Raymond James Financial, Inc.	64,718	5,486,792
E*TRADE Financial Corp.*	122,909	5,357,603
Cboe Global Markets, Inc.	46,538	5,261,586
Affiliated Managers Group, Inc.	28,129	5,246,059
CME Group, Inc. — Class A	38,075	5,222,748
Franklin Resources, Inc.	118,776	5,004,033
Intercontinental Exchange, Inc.	74,607	4,931,523
Nasdaq, Inc.	65,562	4,763,079
Navient Corp.	360,778	4,495,294
Total Diversified Financial Services		90,423,472

Commercial Services - 2.8%
Moody’s Corp.	36,017	5,129,181
S&P Global, Inc.	32,085	5,020,340
Total Commercial Services		10,149,521

Savings & Loans - 1.6%
People’s United Financial, Inc.	299,947	5,597,011

Holding Companies-Diversified - 1.5%
Leucadia National Corp.	217,999	5,515,375

Total Common Stocks
(Cost $325,710,785)		357,568,908

MONEY MARKET FUND† - 0.2%
Federated U.S. Treasury Cash Reserve Fund — Institutional Shares, 0.89%[1]	778,557	778,557
Total Money Market Fund
(Cost $778,557)		778,557

Total Investments - 100.0%
(Cost $326,489,342)		$358,347,465
Other Assets & Liabilities, net - 0.0%		148,283
Total Net Assets - 100.0%		$358,495,748

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7 day yield as of October 31, 2017.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2017
GUGGENHEIM S&P 500® EQUAL WEIGHT FINANCIALS ETF

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$357,568,908	$—	$—	$357,568,908
Money Market Fund	778,557	—	—	778,557
Total Assets	$358,347,465	$—	$—	$358,347,465

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended October 31, 2017, there were no transfers between levels.

66 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2017
GUGGENHEIM S&P 500® EQUAL WEIGHT HEALTH CARE ETF

	Shares	Value

COMMON STOCKS† - 99.9%

Healthcare-Products - 35.0%
Align Technology, Inc.*	58,436	$13,965,035
Stryker Corp.	74,410	11,523,877
Intuitive Surgical, Inc.*	30,506	11,450,733
Danaher Corp.	122,217	11,276,963
IDEXX Laboratories, Inc.*	67,327	11,187,728
ResMed, Inc.	132,809	11,179,862
Zimmer Biomet Holdings, Inc.	91,647	11,146,108
Dentsply Sirona, Inc.[1]	181,442	11,080,663
Abbott Laboratories	203,832	11,053,809
Becton Dickinson and Co.	52,053	10,861,900
Baxter International, Inc.	167,563	10,802,787
Thermo Fisher Scientific, Inc.	55,329	10,724,420
CR Bard, Inc.	32,733	10,705,982
Medtronic plc	129,262	10,408,176
Varian Medical Systems, Inc.*,1	99,637	10,381,179
Boston Scientific Corp.*	368,303	10,364,046
Hologic, Inc.*	273,285	10,343,837
Cooper Companies, Inc.	42,159	10,129,121
Patterson Companies, Inc.[1]	269,330	9,965,210
Edwards Lifesciences Corp.*	93,677	9,576,600
Henry Schein, Inc.*	120,944	9,506,198
Total Healthcare-Products		227,634,234

Pharmaceuticals - 22.0%
Mylan N.V.*	330,327	11,795,977
Johnson & Johnson	80,953	11,285,658
AbbVie, Inc.	124,247	11,213,292
Pfizer, Inc.	310,954	10,902,047
Eli Lilly & Co.	127,873	10,477,914
Zoetis, Inc.	163,883	10,459,013
Bristol-Myers Squibb Co.	169,328	10,440,764
Perrigo Company plc[1]	128,075	10,372,794
Express Scripts Holding Co.*	168,575	10,331,962
AmerisourceBergen Corp. — Class A1	128,525	9,889,999
Cardinal Health, Inc.	155,109	9,601,247
McKesson Corp.	67,560	9,315,173
Merck & Company, Inc.	164,981	9,088,803
Allergan plc	45,400	8,046,242
Total Pharmaceuticals		143,220,885

Healthcare-Services - 21.3%
Quintiles IMS Holdings, Inc.*	109,312	11,816,627
Anthem, Inc.	54,699	11,443,578
Cigna Corp.	57,450	11,330,289
UnitedHealth Group, Inc.	53,616	11,271,156
Centene Corp.*	118,421	11,092,495
Aetna, Inc.	65,116	11,071,673
DaVita, Inc.*	181,846	11,045,326
Humana, Inc.	41,328	10,553,105
HCA Healthcare, Inc.*	137,618	10,410,802
Laboratory Corporation of America Holdings*	67,301	10,344,836
Universal Health Services, Inc. — Class B	95,956	9,854,681
Quest Diagnostics, Inc.	98,597	9,246,427
Envision Healthcare Corp.*,1	215,300	9,171,780
Total Healthcare-Services		138,652,775

Biotechnology - 13.0%
Illumina, Inc.*	50,569	10,376,253
Amgen, Inc.	58,696	10,284,713
Biogen, Inc.*	32,489	10,125,522
Vertex Pharmaceuticals, Inc.*	66,760	9,762,315
Gilead Sciences, Inc.	124,597	9,339,791
Incyte Corp.*	81,901	9,275,288
Regeneron Pharmaceuticals, Inc.*	22,485	9,052,911
Alexion Pharmaceuticals, Inc.*	75,099	8,986,346
Celgene Corp.*	75,465	7,619,701
Total Biotechnology		84,822,840

Electronics - 7.0%
Mettler-Toledo International, Inc.*	17,305	11,812,912
PerkinElmer, Inc.	156,736	11,335,148
Waters Corp.*	56,835	11,142,502
Agilent Technologies, Inc.	163,077	11,094,128
Total Electronics		45,384,690

Software - 1.6%
Cerner Corp.*,1	152,898	10,323,673

Total Common Stocks
(Cost $593,452,602)		650,039,097

MONEY MARKET FUND† - 0.1%
Federated U.S. Treasury Cash Reserve Fund — Institutional Shares, 0.89%[2]	584,955	584,955
Total Money Market Fund
(Cost $584,955)		584,955

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2017
GUGGENHEIM S&P 500® EQUAL WEIGHT HEALTH CARE ETF

	Face Amount	Value

SECURITIES LENDING COLLATERAL††,3 - 1.0%
Repurchase Agreements
HSBC Securities (USA), Inc. issued 10/31/17 at 1.04% due 11/01/17	$1,442,209	$1,442,209
Nomura Securities International, Inc. issued 10/31/17 at 1.06% due 11/01/17	1,442,209	1,442,209
Daiwa Capital Markets America issued 10/31/17 at 1.08% due 11/01/17	1,442,209	1,442,209
Cantor Fitzgerald Securities issued 10/31/17 at 1.08% due 11/01/17	1,442,209	1,442,209
Jefferies LLC issued 10/31/17 at 1.14% due 11/01/17	427,254	427,254
Total Securities Lending Collateral
(Cost $6,196,090)		6,196,090

Total Investments - 101.0%
(Cost $600,233,647)		$656,820,142
Other Assets & Liabilities, net - (1.0)%		(6,202,689)
Total Net Assets - 100.0%		$650,617,453

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2017 — See Note 5.
[2]	Rate indicated is the 7 day yield as of October 31, 2017.
[3]	Securities lending collateral — See Note 5.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$650,039,097	$—	$—	$650,039,097
Money Market Fund	584,955	—	—	584,955
Securities Lending Collateral	—	6,196,090	—	6,196,090
Total Assets	$650,624,052	$6,196,090	$—	$656,820,142

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended October 31, 2017, there were no transfers between levels.

68 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2017
GUGGENHEIM S&P 500® EQUAL WEIGHT INDUSTRIALS ETF

	Shares	Value

COMMON STOCKS† - 99.8%

Miscellaneous Manufacturing - 14.9%
Pentair plc	50,845	$3,582,539
Parker-Hannifin Corp.	19,544	3,568,930
3M Co.	15,329	3,528,583
Illinois Tool Works, Inc.	22,518	3,524,517
Eaton Corporation plc	43,708	3,497,514
Dover Corp.	36,122	3,449,290
Textron, Inc.	64,040	3,377,470
AO Smith Corp.	55,789	3,302,709
Ingersoll-Rand plc	36,054	3,194,384
General Electric Co.	132,382	2,668,821
Total Miscellaneous Manufacturing		33,694,757

Aerospace & Defense - 14.6%
Northrop Grumman Corp.	11,792	3,484,891
United Technologies Corp.	28,782	3,446,932
TransDigm Group, Inc.	12,412	3,444,330
Boeing Co.	13,205	3,406,626
Rockwell Collins, Inc.	24,082	3,265,519
Arconic, Inc.	129,130	3,243,746
L3 Technologies, Inc.	17,304	3,238,963
General Dynamics Corp.	15,934	3,234,283
Lockheed Martin Corp.	10,409	3,207,637
Raytheon Co.	17,356	3,127,551
Total Aerospace & Defense		33,100,478

Transportation - 13.0%
Union Pacific Corp.	29,411	3,405,501
FedEx Corp.	14,980	3,382,634
CH Robinson Worldwide, Inc.[1]	42,764	3,358,257
Norfolk Southern Corp.	25,446	3,344,113
J.B. Hunt Transport Services, Inc.	30,964	3,294,260
Expeditors International of Washington, Inc.	55,350	3,231,333
United Parcel Service, Inc. — Class B	27,408	3,221,262
Kansas City Southern	30,197	3,147,131
CSX Corp.	61,661	3,109,564
Total Transportation		29,494,055

Commercial Services - 11.4%
Robert Half International, Inc.	69,317	3,588,541
United Rentals, Inc.*	24,889	3,521,296
Cintas Corp.	23,579	3,514,214
Quanta Services, Inc.*	87,276	3,292,923
Verisk Analytics, Inc. — Class A*	38,231	3,251,547
Nielsen Holdings plc[1]	81,948	3,037,812
IHS Markit Ltd.*	66,344	2,826,918
Equifax, Inc.	25,591	2,777,391
Total Commercial Services		25,810,642

Machinery-Diversified - 9.3%
Rockwell Automation, Inc.	19,225	3,860,765
Deere & Co.	26,883	3,572,213
Flowserve Corp.[1]	79,871	3,519,915
Roper Technologies, Inc.	13,453	3,473,161
Cummins, Inc.	19,366	3,425,458
Xylem, Inc.	50,227	3,341,602
Total Machinery-Diversified		21,193,114

Airlines - 7.0%
American Airlines Group, Inc.	72,323	3,386,163
Delta Air Lines, Inc.	66,457	3,324,844
Southwest Airlines Co.	59,644	3,212,426
United Continental Holdings, Inc.*	54,015	3,158,797
Alaska Air Group, Inc.[1]	42,441	2,802,379
Total Airlines		15,884,609

Electronics - 4.4%
Fortive Corp.	47,431	3,427,364
Honeywell International, Inc.	22,923	3,304,580
Allegion plc	39,020	3,253,878
Total Electronics		9,985,822

Building Materials - 4.4%
Masco Corp.	83,931	3,342,132
Johnson Controls International plc	80,524	3,332,888
Fortune Brands Home & Security, Inc.[1]	48,941	3,233,042
Total Building Materials		9,908,062

Environmental Control - 4.3%
Waste Management, Inc.	40,889	3,359,849
Stericycle, Inc.*	44,882	3,179,890
Republic Services, Inc. — Class A	48,173	3,134,617
Total Environmental Control		9,674,356

Electrical Components & Equipment - 4.2%
Emerson Electric Co.	52,208	3,365,327
AMETEK, Inc.	49,230	3,322,533
Acuity Brands, Inc.[1]	17,540	2,932,688
Total Electrical Components & Equipment		9,620,548

Distribution & Wholesale - 3.2%
WW Grainger, Inc.[1]	19,116	3,779,233
Fastenal Co.[1]	73,866	3,469,486
Total Distribution & Wholesale		7,248,719

Hand & Machine Tools - 3.0%
Stanley Black & Decker, Inc.	21,443	3,464,117
Snap-on, Inc.[1]	21,450	3,384,381
Total Hand & Machine Tools		6,848,498

Engineering & Construction - 3.0%
Fluor Corp.	80,646	3,475,036
Jacobs Engineering Group, Inc.	57,719	3,359,823
Total Engineering & Construction		6,834,859

Machinery-Construction & Mining - 1.6%
Caterpillar, Inc.	26,765	3,634,687

Auto Manufacturers - 1.5%
PACCAR, Inc.	46,647	3,345,989

Total Common Stocks
(Cost $209,371,759)		226,279,195

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2017
GUGGENHEIM S&P 500® EQUAL WEIGHT INDUSTRIALS ETF

	Shares	Value

MONEY MARKET FUND† - 0.1%
Federated U.S. Treasury Cash Reserve Fund — Institutional Shares, 0.89%[2]	248,060	$248,060
Total Money Market Fund
(Cost $248,060)		248,060

	Face Amount

SECURITIES LENDING COLLATERAL††,3 - 2.2%
Repurchase Agreements
Nomura Securities International, Inc. issued 10/31/17 at 1.06% due 11/01/17	$1,138,472	1,138,472
Jefferies LLC issued 10/31/17 at 1.18% due 11/01/17	1,138,472	1,138,472
HSBC Securities (USA), Inc. issued 10/31/17 at 1.04% due 11/01/17	1,138,472	1,138,472

Citigroup Global Markets, Inc. issued 10/31/17 at 1.07% due 11/01/17	1,138,472	1,138,472
Merrill Lynch, Pierce, Fenner & Smith, Inc. issued 10/31/17 at 1.05% due 11/01/17	337,358	337,358
Total Securities Lending Collateral
(Cost $4,891,246)		4,891,246

Total Investments - 102.1%
(Cost $214,511,065)		$231,418,501
Other Assets & Liabilities, net - (2.1)%		(4,834,496)
Total Net Assets - 100.0%		$226,584,005

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2017 — See Note 5.
[2]	Rate indicated is the 7 day yield as of October 31, 2017.
[3]	Securities lending collateral — See Note 5.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$226,279,195	$—	$—	$226,279,195
Money Market Fund	248,060	—	—	248,060
Securities Lending Collateral	—	4,891,246	—	4,891,246
Total Assets	$226,527,255	$4,891,246	$—	$231,418,501

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended October 31, 2017, there were no transfers between levels.

70 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2017
GUGGENHEIM S&P 500® EQUAL WEIGHT MATERIALS ETF

	Shares	Value

COMMON STOCKS† - 99.8%

Chemicals - 53.8%
Albemarle Corp.	61,059	$8,602,603
CF Industries Holdings, Inc.	225,410	8,561,073
Mosaic Co.	372,469	8,320,957
Sherwin-Williams Co.	20,958	8,281,554
LyondellBasell Industries N.V. — Class A	78,843	8,162,615
PPG Industries, Inc.	69,719	8,104,136
DowDuPont, Inc.	111,367	8,052,947
Praxair, Inc.	54,518	7,966,170
Air Products & Chemicals, Inc.	49,819	7,942,643
Eastman Chemical Co.	85,134	7,731,019
FMC Corp.	82,881	7,696,330
International Flavors & Fragrances, Inc.	50,917	7,506,184
Monsanto Co.	61,504	7,448,134
Total Chemicals		104,376,365

Packaging & Containers - 15.6%
WestRock Co.	127,895	7,843,800
Ball Corp.[1]	179,300	7,697,349
Sealed Air Corp.	167,881	7,425,377
Packaging Corporation of America	63,468	7,379,424
Total Packaging & Containers		30,345,950

Building Materials - 7.5%
Martin Marietta Materials, Inc.	34,066	7,387,212
Vulcan Materials Co.	59,433	7,235,968
Total Building Materials		14,623,180

Mining - 7.1%
Freeport-McMoRan, Inc.*	507,179	7,090,362
Newmont Mining Corp.	183,722	6,643,388
Total Mining		13,733,750

Household Products & Housewares - 4.2%
Avery Dennison Corp.	77,498	8,227,963

Iron & Steel - 4.0%
Nucor Corp.	132,396	7,656,461

Forest Products & Paper - 3.9%
International Paper Co.	131,839	7,550,420

Commercial Services - 3.7%
Ecolab, Inc.	55,081	7,196,883

Total Common Stocks
(Cost $177,726,417)		193,710,972

MONEY MARKET FUND† - 0.2%
Federated U.S. Treasury Cash Reserve Fund — Institutional Shares, 0.89%[2]	288,084	288,084
Total Money Market Fund
(Cost $288,084)		288,084

Total Investments - 100.0%
(Cost $178,014,501)		$193,999,056
Other Assets & Liabilities, net - 0.0%		21,013
Total Net Assets - 100.0%		$194,020,069

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2017 — See Note 5.
[2]	Rate indicated is the 7 day yield as of October 31, 2017.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$193,710,972	$—	$—	$193,710,972
Money Market Fund	288,084	—	—	288,084
Total Assets	$193,999,056	$—	$—	$193,999,056

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended October 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS	October 31, 2017
GUGGENHEIM S&P 500® EQUAL WEIGHT REAL ESTATE ETF

	Shares	Value

COMMON STOCKS† - 99.7%

REITs - 96.4%
Host Hotels & Resorts, Inc.	41,756	$816,747
Weyerhaeuser Co.	22,570	810,489
SBA Communications Corp.*	5,071	797,060
Alexandria Real Estate Equities, Inc.	6,350	787,146
Vornado Realty Trust	10,255	767,689
Prologis, Inc.	11,847	765,079
Boston Properties, Inc.	6,306	764,161
Macerich Co.	13,975	763,034
Crown Castle International Corp.	7,117	762,088
Equinix, Inc.	1,641	760,604
SL Green Realty Corp.	7,940	759,699
Iron Mountain, Inc.	18,927	757,080
Extra Space Storage, Inc.	9,214	751,770
American Tower Corp. — Class A	5,227	750,963
Equity Residential	11,130	748,604
Essex Property Trust, Inc.	2,843	746,088
Digital Realty Trust, Inc.	6,283	744,159
UDR, Inc.	19,163	743,333
Simon Property Group, Inc.	4,750	737,818
Duke Realty Corp.	25,839	735,895
AvalonBay Communities, Inc.	4,057	735,656
Regency Centers Corp.	11,808	726,783
Public Storage	3,472	719,572
Mid-America Apartment Communities, Inc.	7,021	718,599
Apartment Investment & Management Co. — Class A	16,316	717,578
Federal Realty Investment Trust	5,857	705,886
GGP, Inc.	35,613	693,029
Realty Income Corp.	12,774	685,581
Ventas, Inc.	10,909	684,540
Kimco Realty Corp.	37,578	682,416
Welltower, Inc.	10,149	679,577
HCP, Inc.	25,087	648,248
Total REITs		23,666,971

Real Estate - 3.3%
CBRE Group, Inc. — Class A*	20,912	822,260

Total Common Stocks
(Cost $24,927,767)		24,489,231

MONEY MARKET FUND† - 0.3%
Federated U.S. Treasury Cash Reserve Fund — Institutional Shares, 0.89%[1]	77,022	77,022
Total Money Market Fund
(Cost $77,022)		77,022

Total Investments - 100.0%
(Cost $25,004,789)		$24,566,253
Other Assets & Liabilities, net - 0.0%		(4,964)
Total Net Assets - 100.0%		$24,561,289

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7 day yield as of October 31, 2017.
REIT— Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$24,489,231	$—	$—	$24,489,231
Money Market Fund	77,022	—	—	77,022
Total Assets	$24,566,253	$—	$—	$24,566,253

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended October 31, 2017, there were no transfers between levels.

72 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2017
GUGGENHEIM S&P 500® EQUAL WEIGHT TECHNOLOGY ETF

	Shares	Value

COMMON STOCKS† - 99.9%

Software - 26.0%
Akamai Technologies, Inc.*	442,129	$23,101,240
Cadence Design Systems, Inc.*	531,851	22,954,689
Red Hat, Inc.*	189,856	22,940,300
Adobe Systems, Inc.*	130,916	22,931,247
Microsoft Corp.	274,910	22,867,014
Paychex, Inc.	357,432	22,800,588
Citrix Systems, Inc.*	270,660	22,359,223
Autodesk, Inc.*	177,715	22,207,266
Synopsys, Inc.*	255,690	22,122,299
Intuit, Inc.	143,668	21,696,741
ANSYS, Inc.*	158,341	21,646,798
salesforce.com, Inc.*	210,905	21,584,018
Fiserv, Inc.*	165,808	21,460,529
Electronic Arts, Inc.*	171,948	20,564,981
Activision Blizzard, Inc.	313,225	20,513,105
Fidelity National Information Services, Inc.	220,344	20,439,109
Oracle Corp.	394,296	20,069,666
CA, Inc.	613,325	19,859,464
Total Software		392,118,277

Semiconductors - 23.4%
Micron Technology, Inc.*	626,747	27,771,159
Intel Corp.	577,946	26,290,763
Applied Materials, Inc.	458,572	25,877,219
NVIDIA Corp.	124,246	25,695,315
Lam Research Corp.	122,699	25,591,330
Texas Instruments, Inc.	249,914	24,164,185
Xilinx, Inc.	319,421	23,538,133
KLA-Tencor Corp.	215,553	23,471,566
Analog Devices, Inc.	252,833	23,083,653
Microchip Technology, Inc.[1]	234,924	22,270,795
Skyworks Solutions, Inc.[1]	194,360	22,129,830
Broadcom Ltd.	83,316	21,987,926
Qorvo, Inc.*,1	284,012	21,530,950
QUALCOMM, Inc.	409,710	20,899,307
Advanced Micro Devices, Inc.*,1	1,660,248	18,237,824
Total Semiconductors		352,539,955

Computers - 16.0%
Seagate Technology plc[1]	635,759	23,504,010
NetApp, Inc.	526,483	23,386,375
HP, Inc.	1,063,702	22,922,779
DXC Technology Co.	241,627	22,113,703
International Business Machines Corp.	142,773	21,995,608
Apple, Inc.	128,200	21,670,928
Accenture plc — Class A	152,088	21,651,248
Cognizant Technology Solutions Corp. — Class A	286,044	21,644,949
Hewlett Packard Enterprise Co.	1,550,157	21,578,185
Western Digital Corp.	233,766	20,868,291
CSRA, Inc.	631,812	20,211,666
Total Computers		241,547,742

Commercial Services - 8.7%
PayPal Holdings, Inc.*	332,700	24,140,712
Global Payments, Inc.	213,875	22,232,307
Automatic Data Processing, Inc.	187,598	21,810,143
Western Union Co.[1]	1,088,178	21,611,215
Total System Services, Inc.	292,716	21,090,188
Gartner, Inc.*,1	163,529	20,491,819
Total Commercial Services		131,376,384

Internet - 8.4%
Facebook, Inc. — Class A*	118,968	21,421,378
F5 Networks, Inc.*	175,997	21,343,156
VeriSign, Inc.*,1	196,863	21,166,710
Symantec Corp.	642,999	20,897,468
eBay, Inc.*	538,187	20,257,359
Alphabet, Inc. — Class A*	10,870	11,229,144
Alphabet, Inc. — Class C*	10,900	11,081,376
Total Internet		127,396,591

Electronics - 6.1%
FLIR Systems, Inc.	534,363	25,018,876
TE Connectivity Ltd.	257,664	23,439,693
Corning, Inc.	712,616	22,312,007
Amphenol Corp. — Class A	252,580	21,974,460
Total Electronics		92,745,036

Diversified Financial Services - 4.3%
Mastercard, Inc. — Class A	148,215	22,049,945
Visa, Inc. — Class A	194,747	21,418,275
Alliance Data Systems Corp.	94,886	21,228,845
Total Diversified Financial Services		64,697,065

Telecommunications - 4.2%
Cisco Systems, Inc.	646,058	22,062,881
Motorola Solutions, Inc.	238,931	21,632,813
Juniper Networks, Inc.	764,009	18,970,343
Total Telecommunications		62,666,037

Aerospace & Defense - 1.5%
Harris Corp.	166,011	23,128,653

Office & Business Equipment - 1.3%
Xerox Corp.	644,421	19,532,401

Total Common Stocks
(Cost $1,219,614,892)		1,507,748,141

MONEY MARKET FUND† - 0.1%
Federated U.S. Treasury Cash Reserve Fund — Institutional Shares, 0.89%[2]	1,988,839	1,988,839
Total Money Market Fund
(Cost $1,988,839)		1,988,839

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2017
GUGGENHEIM S&P 500® EQUAL WEIGHT TECHNOLOGY ETF

	Face Amount	Value

SECURITIES LENDING COLLATERAL††,3 - 0.7%
Repurchase Agreements
Nomura Securities International, Inc. issued 10/31/17 at 1.06% due 11/01/17	$2,616,680	$2,616,680
Jefferies LLC issued 10/31/17 at 1.18% due 11/01/17	2,616,680	2,616,680
HSBC Securities (USA), Inc. issued 10/31/17 at 1.04% due 11/01/17	2,616,680	2,616,680
Citigroup Global Markets, Inc. issued 10/31/17 at 1.07% due 11/01/17	2,616,680	2,616,680
Merrill Lynch, Pierce, Fenner & Smith, Inc. issued 10/31/17 at 1.05% due 11/01/17	775,396	775,396
Total Securities Lending Collateral
(Cost $11,242,116)		11,242,116

Total Investments - 100.7%
(Cost $1,232,845,847)		$1,520,979,096
Other Assets & Liabilities, net - (0.7)%		(11,146,350)
Total Net Assets - 100.0%		$1,509,832,746

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2017 — See Note 5.
[2]	Rate indicated is the 7 day yield as of October 31, 2017.
[3]	Securities lending collateral — See Note 5.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$1,507,748,141	$—	$—	$1,507,748,141
Money Market Fund	1,988,839	—	—	1,988,839
Securities Lending Collateral	—	11,242,116	—	11,242,116
Total Assets	$1,509,736,980	$11,242,116	$—	$1,520,979,096

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended October 31, 2017, there were no transfers between levels.

74 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2017
GUGGENHEIM S&P 500® EQUAL WEIGHT UTILITIES ETF

	Shares	Value

COMMON STOCKS† - 99.7%

Electric - 80.2%
Entergy Corp.	68,227	$5,885,260
Public Service Enterprise Group, Inc.	117,228	5,767,618
Exelon Corp.	142,657	5,736,238
NextEra Energy, Inc.	36,725	5,694,946
NRG Energy, Inc.	227,644	5,691,100
Southern Co.	108,470	5,662,134
Ameren Corp.	90,617	5,617,348
Dominion Energy, Inc.	68,717	5,575,697
FirstEnergy Corp.	169,053	5,570,296
WEC Energy Group, Inc.	81,712	5,506,572
Consolidated Edison, Inc.	63,663	5,478,201
Duke Energy Corp.	62,032	5,478,046
American Electric Power Company, Inc.	73,394	5,461,248
Alliant Energy Corp.	126,077	5,454,091
CMS Energy Corp.	111,903	5,412,748
Edison International	67,439	5,391,748
Eversource Energy	85,766	5,372,382
Xcel Energy, Inc.	108,405	5,368,216
CenterPoint Energy, Inc.	181,446	5,367,172
DTE Energy Co.	48,256	5,330,358
Pinnacle West Capital Corp.	60,494	5,305,929
PPL Corp.	137,678	5,171,186
AES Corp.	485,749	5,163,512
PG&E Corp.	77,083	4,453,085
SCANA Corp.	91,933	3,965,990
Total Electric		134,881,121

Telecommunications - 9.7%
Verizon Communications, Inc.	118,092	5,653,064
CenturyLink, Inc.[1]	293,700	5,577,363
AT&T, Inc.	152,998	5,148,383
Total Telecommunications		16,378,810

Gas - 6.3%
Sempra Energy	45,697	5,369,397
NiSource, Inc.	200,856	5,296,573
Total Gas		10,665,970

Water - 3.5%
American Water Works Company, Inc.	66,437	5,830,511

Total Common Stocks
(Cost $162,596,180)		167,756,412

MONEY MARKET FUND† - 0.1%
Federated U.S. Treasury Cash Reserve Fund — Institutional Shares, 0.89%[2]	148,951	148,951
Total Money Market Fund
(Cost $148,951)		148,951

	Face Amount

SECURITIES LENDING COLLATERAL††,3 - 3.3%
Repurchase Agreements
Citigroup Global Markets, Inc. issued 10/31/17 at 1.07% due 11/01/17	$1,282,535	1,282,535
Nomura Securities International, Inc. issued 10/31/17 at 1.06% due 11/01/17	1,282,535	1,282,535
Daiwa Capital Markets America issued 10/31/17 at 1.08% due 11/01/17	1,282,535	1,282,535
HSBC Securities (USA), Inc. issued 10/31/17 at 1.04% due 11/01/17	1,282,535	1,282,535
Jefferies LLC issued 10/31/17 at 1.14% due 11/01/17	380,061	380,061
Total Securities Lending Collateral
(Cost $5,510,201)		5,510,201

Total Investments - 103.1%
(Cost $168,255,332)		$173,415,564
Other Assets & Liabilities, net - (3.1)%		(5,235,434)
Total Net Assets - 100.0%		$168,180,130

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2017 — See Note 5.
[2]	Rate indicated is the 7 day yield as of October 31, 2017.
[3]	Securities lending collateral — See Note 5.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2017
GUGGENHEIM S&P 500® EQUAL WEIGHT UTILITIES ETF

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$167,756,412	$—	$—	$167,756,412
Money Market Fund	148,951	—	—	148,951
Securities Lending Collateral	—	5,510,201	—	5,510,201
Total Assets	$167,905,363	$5,510,201	$—	$173,415,564

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended October 31, 2017, there were no transfers between levels.

76 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES	October 31, 2017

	Guggenheim MSCI Emerging Markets Equal Country Weight ETF	Guggenheim Multi-Factor Large Cap ETF	Guggenheim S&P MidCap 400® Equal Weight ETF	Guggenheim S&P SmallCap 600® Equal Weight ETF
Assets:
Investments, at value — including $319,759, $24,458, $34,438,767 and $11,864,270 of securities loaned, respectively	$13,418,007	$1,289,566	$114,671,331	$31,659,999
Repurchase agreements, at value	325,960	24,528	12,420,679	3,669,105
Cash	297	—	—	—
Foreign currency, at value (cost $2, $—, $—, $—)	2	—	—	—
Receivables:
Tax reclaims	15,352	—	—	—
Dividends and interest	6,522	1,071	48,102	10,663
Securities lending	807	3	11,944	5,659
Total assets	13,766,947	1,315,168	127,152,056	35,345,426

Liabilities:
Payable upon return of securities loaned	325,960	24,528	12,420,679	3,669,105
Payable for:
Management fees	7,287	279	39,435	10,771
Total liabilities	333,247	24,807	12,460,114	3,679,876
Commitments and contingent liabilities (Note 8)	—	—	—	—
Net assets	$13,433,700	$1,290,361	$114,691,942	$31,665,550

Net assets consist of:
Paid-in capital	$17,150,950	$1,303,207	$118,674,773	$42,307,490
Undistributed net investment income	9,156	1,799	157,069	47,101
Accumulated net realized loss on investments and foreign currency	(4,779,430)	(37,769)	(14,856,077)	(14,071,948)
Net unrealized appreciation on investments and foreign currency	1,053,024	23,124	10,716,177	3,382,907
Net assets	$13,433,700	$1,290,361	$114,691,942	$31,665,550
Shares outstanding (unlimited shares authorized), no par value	400,000	50,000	1,850,000	600,000
Net asset value, offering price and repurchase price per share	$33.58	$25.81	$62.00	$52.78
Cost of investments	$12,366,414	$1,266,442	$103,955,154	$28,277,092
Cost of repurchase agreements	325,960	24,528	12,420,679	3,669,105

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 77

STATEMENTS OF ASSETS AND LIABILITIES (continued)	October 31, 2017

	Guggenheim S&P 100® Equal Weight ETF	Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	Guggenheim S&P 500® Equal Weight Consumer Staples ETF	Guggenheim S&P 500® Equal Weight Energy ETF
Assets:
Investments, at value — including $—, $9,178,723, $45,593,861 and $30,000,781 of securities loaned, respectively	$4,686,418	$72,943,928	$443,649,304	$230,682,250
Repurchase agreements, at value	—	6,227,480	21,929,486	13,396,095
Cash	9,684	—	—	—
Receivables:
Dividends and interest	6,723	43,078	621,538	123,407
Securities lending	—	3,913	2,597	19,051
Total assets	4,702,825	79,218,399	466,202,925	244,220,803

Liabilities:
Payable upon return of securities loaned	—	6,227,480	21,929,486	13,396,095
Payable for:
Management fees	1,600	25,695	155,609	77,557
Fund shares redeemed	—	—	25,956	—
Total liabilities	1,600	6,253,175	22,111,051	13,473,652
Commitments and contingent liabilities (Note 8)	—	—	—	—
Net assets	$4,701,225	$72,965,224	$444,091,874	$230,747,151

Net assets consist of:
Paid-in capital	$4,642,130	$88,958,048	$473,319,364	$328,390,132
Undistributed net investment income	10,933	134,574	1,163,223	115,054
Accumulated net realized loss on investments	(14,874)	(10,668,603)	(10,037,923)	(72,355,751)
Net unrealized appreciation (depreciation) on investments	63,036	(5,458,795)	(20,352,790)	(25,402,284)
Net assets	$4,701,225	$72,965,224	$444,091,874	$230,747,151
Shares outstanding (unlimited shares authorized), no par value	150,000	800,000	3,650,000	4,250,005
Net asset value, offering price and repurchase price per share	$31.34	$91.21	$121.67	$54.29
Cost of investments	$4,623,382	$78,402,723	$464,002,094	$256,084,534
Cost of repurchase agreements	—	6,227,480	21,929,486	13,396,095

78 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES (continued)	October 31, 2017

	Guggenheim S&P 500® Equal Weight Financials ETF	Guggenheim S&P 500® Equal Weight Health Care ETF	Guggenheim S&P 500® Equal Weight Industrials ETF	Guggenheim S&P 500® Equal Weight Materials ETF
Assets:
Investments, at value — including $—, $25,277,554, $16,026,703 and $4,574,921 of securities loaned, respectively	$358,347,465	$650,624,052	$226,527,255	$193,999,056
Repurchase agreements, at value	—	6,196,090	4,891,246	—
Receivables:
Dividends and interest	267,627	213,487	131,287	81,100
Securities lending	170	4,199	1,526	493
Total assets	358,615,262	657,037,828	231,551,314	194,080,649

Liabilities:
Payable upon return of securities loaned	—	6,196,090	4,891,246	—
Payable for:
Management fees	119,514	224,285	76,063	60,580
Total liabilities	119,514	6,420,375	4,967,309	60,580
Commitments and contingent liabilities (Note 8)	—	—	—	—
Net assets	$358,495,748	$650,617,453	$226,584,005	$194,020,069

Net assets consist of:
Paid-in capital	$334,915,028	$626,569,105	$216,278,579	$188,832,624
Undistributed net investment income	479,289	427,255	—	169,491
Accumulated net realized loss on investments	(8,756,692)	(32,965,402)	(6,602,010)	(10,966,601)
Net unrealized appreciation on investments	31,858,123	56,586,495	16,907,436	15,984,555
Net assets	$358,495,748	$650,617,453	$226,584,005	$194,020,069
Shares outstanding (unlimited shares authorized), no par value	8,550,000	3,700,000	2,000,000	1,800,000
Net asset value, offering price and repurchase price per share	$41.93	$175.84	$113.29	$107.79
Cost of investments	$326,489,342	$594,037,557	$209,619,819	$178,014,501
Cost of repurchase agreements	—	6,196,090	4,891,246	—

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 79

STATEMENTS OF ASSETS AND LIABILITIES (concluded)	October 31, 2017

	Guggenheim S&P 500® Equal Weight Real Estate ETF	Guggenheim S&P 500® Equal Weight Technology ETF	Guggenheim S&P 500® Equal Weight Utilities ETF
Assets:
Investments, at value — including $—, $109,843,504 and $5,521,589 of securities loaned, respectively	$24,566,253	$1,509,736,980	$167,905,363
Repurchase agreements, at value	—	11,242,116	5,510,201
Receivables:
Dividends and interest	3,593	579,024	331,016
Securities lending	—	13,789	3,040
Total assets	24,569,846	1,521,571,909	173,749,620

Liabilities:
Payable upon return of securities loaned	—	11,242,116	5,510,201
Payable for:
Management fees	8,557	497,047	59,289
Total liabilities	8,557	11,739,163	5,569,490
Commitments and contingent liabilities (Note 8)	—	—	—
Net assets	$24,561,289	$1,509,832,746	$168,180,130

Net assets consist of:
Paid-in capital	$24,822,974	$1,258,329,282	$171,274,452
Undistributed net investment income	109,209	1,726,783	432,883
Accumulated net realized gain (loss) on investments	67,642	(38,356,568)	(8,687,437)
Net unrealized appreciation (depreciation) on investments	(438,536)	288,133,249	5,160,232
Net assets	$24,561,289	$1,509,832,746	$168,180,130
Shares outstanding (unlimited shares authorized), no par value	900,000	10,600,000	1,900,000
Net asset value, offering price and repurchase price per share	$27.29	$142.44	$88.52
Cost of investments	$25,004,789	$1,221,603,731	$162,745,131
Cost of repurchase agreements	—	11,242,116	5,510,201

80 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2017

	Guggenheim MSCI Emerging Markets Equal Country Weight ETF	Guggenheim Multi-Factor Large Cap ETF[a]	Guggenheim S&P MidCap 400® Equal Weight ETF	Guggenheim S&P SmallCap 600® Equal Weight ETF
Investment Income:
Dividends, net of foreign taxes withheld*	$308,910	$25,701	$1,589,801	$412,194
Income from securities lending	12,257	3	74,945	46,099
Interest	215	28	1,732	274
Total investment income	321,382	25,732	1,666,478	458,567

Expenses:
Management fees	89,371	1,917	466,856	134,080
Trustee fees	1,215	46	10,513	3,472
Total expenses	90,586	1,963	477,369	137,552
Less:
Expenses waived by Adviser	(6,455)	—	—	—
Net expenses	84,131	—	—	—
Net investment income	237,251	23,769	1,189,109	321,015

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(288,586)	(45,423)	(52,924)	(820,955)
In-kind redemptions	477,290	58,523	15,543,063	7,526,725
Foreign currency transactions	2,238	—	—	—
Net realized gain	190,942	13,100	15,490,139	6,705,770
Net change in unrealized appreciation (depreciation) on:
Investments	1,538,603	23,124	3,665,557	908,558
Foreign currency translations	1,623	—	—	—
Net change in unrealized appreciation (depreciation)	1,540,226	23,124	3,665,557	908,558
Net realized and unrealized gain	1,731,168	36,224	19,155,696	7,614,328
Net increase in net assets resulting from operations	$1,968,419	$59,993	$20,344,805	$7,935,343
* Foreign taxes withheld	$40,459	$—	$487	$117

[a]	Since commencement of operations: June 20, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 81

STATEMENTS OF OPERATIONS (continued)

For the Year Ended October 31, 2017

	Guggenheim S&P 100® Equal Weight ETF	Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	Guggenheim S&P 500® Equal Weight Consumer Staples ETF	Guggenheim S&P 500® Equal Weight Energy ETF
Investment Income:
Dividends	$101,634	$1,414,207	$11,554,550	$6,007,541
Income from securities lending	—	47,009	17,234	98,845
Interest	—	1,014	8,524	2,870
Total investment income	101,634	1,462,230	11,580,308	6,109,256

Expenses:
Management fees	17,340	326,757	2,046,449	932,187
Trustee fees	370	—	—	—
Total expenses	17,710	326,757	2,046,449	932,187
Net investment income	83,924	1,135,473	9,533,859	5,177,069

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(16,304)	(4,554,329)	(5,256,854)	(13,136,312)
In-kind redemptions	645,431	2,933,896	25,558,299	14,962,654
Net realized gain (loss)	629,127	(1,620,433)	20,301,445	1,826,342
Net change in unrealized appreciation (depreciation) on:
Investments	52,814	6,533,651	(22,537,500)	(18,258,580)
Net realized and unrealized gain (loss)	681,941	4,913,218	(2,236,055)	(16,432,238)
Net increase (decrease) in net assets resulting from operations	$765,865	$6,048,691	$7,297,804	$(11,255,169)

82 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended October 31, 2017

	Guggenheim S&P 500® Equal Weight Financials ETF	Guggenheim S&P 500® Equal Weight Health Care ETF	Guggenheim S&P 500® Equal Weight Industrials ETF	Guggenheim S&P 500® Equal Weight Materials ETF
Investment Income:
Dividends	$5,935,357	$5,041,387	$3,004,247	$2,756,622
Income from securities lending	2,102	26,772	15,427	4,410
Interest	3,205	3,984	1,740	1,410
Total investment income	5,940,664	5,072,143	3,021,414	2,762,442

Expenses:
Management fees	1,291,374	2,308,638	765,664	570,523
Total expenses	1,291,374	2,308,638	765,664	570,523
Net investment income	4,649,290	2,763,505	2,255,750	2,191,919

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,451,568)	(15,546,092)	(3,115,645)	(4,325,781)
In-kind redemptions	31,125,127	29,981,117	18,421,716	14,026,321
Net realized gain	29,673,559	14,435,025	15,306,071	9,700,540
Net change in unrealized appreciation (depreciation) on:
Investments	34,101,728	94,082,455	19,430,465	21,833,761
Net realized and unrealized gain	63,775,287	108,517,480	34,736,536	31,534,301
Net increase in net assets resulting from operations	$68,424,577	$111,280,985	$36,992,286	$33,726,220

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 83

STATEMENTS OF OPERATIONS (concluded)

For the Year Ended October 31, 2017

	Guggenheim S&P 500® Equal Weight Real Estate ETF	Guggenheim S&P 500® Equal Weight Technology ETF	Guggenheim S&P 500® Equal Weight Utilities ETF
Investment Income:
Dividends	$682,581	$16,173,428	$6,318,401
Income from securities lending	646	124,600	20,214
Interest	383	9,970	2,405
Total investment income	683,610	16,307,998	6,341,020

Expenses:
Management fees	113,289	4,846,243	744,610
Trustee fees	2,496	—	—
Total expenses	115,785	4,846,243	744,610
Net investment income	567,825	11,461,755	5,596,410

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(143,155)	(15,241,955)	(4,403,866)
In-kind redemptions	574,275	141,971,874	7,633,462
Net realized gain	431,120	126,729,919	3,229,596
Net change in unrealized appreciation (depreciation) on:
Investments	1,214,032	241,071,754	10,680,671
Net realized and unrealized gain	1,645,152	367,801,673	13,910,267
Net increase in net assets resulting from operations	$2,212,977	$379,263,428	$19,506,677

84 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

	Guggenheim MSCI Emerging Markets Equal Country Weight ETF		Guggenheim Multi-Factor Large Cap ETF
	Year Ended October 31, 2017	Year Ended October 31, 2016	Period ended October 31, 2017[a]
Increase (Decrease) in Net Assets from Operations:
Net investment income	$237,251	$225,317	$23,769
Net realized gain (loss) on investments	190,942	(759,726)	13,100
Net change in unrealized appreciation (depreciation) on investments	1,540,226	1,385,465	23,124
Net increase in net assets resulting from operations	1,968,419	851,056	59,993

Distributions to shareholders from:
Net investment income	(243,235)	(257,333)	(21,970)

Shareholder transactions:
Proceeds from shares purchased	3,222,756	—	7,516,347
Cost of shares redeemed	(3,180,105)	—	(6,264,009)
Net increase in net assets resulting from share transactions	42,651	—	1,252,338
Net increase in net assets	1,767,835	593,723	1,290,361

Net assets:
Beginning of period	11,665,865	11,072,142	—
End of period	$13,433,700	$11,665,865	$1,290,361
Undistributed net investment income at end of period	$9,156	$12,202	$1,799

Changes in shares outstanding:
Shares sold	100,000	—	300,000
Shares redeemed	(100,000)	—	(250,000)
Net increase in shares	—	—	50,000

[a]	Since commencement of operations: June 20, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 85

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Guggenheim S&P MidCap 400® Equal Weight ETF		Guggenheim S&P SmallCap 600® Equal Weight ETF
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,189,109	$1,320,360	$321,015	$308,220
Net realized gain (loss) on investments	15,490,139	(1,716,154)	6,705,770	(2,975,150)
Net change in unrealized appreciation (depreciation) on investments	3,665,557	1,522,297	908,558	3,224,307
Net increase in net assets resulting from operations	20,344,805	1,126,503	7,935,343	557,377

Distributions to shareholders from:
Net investment income	(1,246,531)	(1,282,647)	(296,001)	(343,398)

Shareholder transactions:
Proceeds from shares purchased	55,894,493	20,399,624	12,419,932	9,474,203
Cost of shares redeemed	(50,244,574)	(62,831,320)	(22,371,710)	(19,640,274)
Net increase (decrease) in net assets resulting from share transactions	5,649,919	(42,431,696)	(9,951,778)	(10,166,071)
Net increase (decrease) in net assets	24,748,193	(42,587,840)	(2,312,436)	(9,952,092)

Net assets:
Beginning of year	89,943,749	132,531,589	33,977,986	43,930,078
End of year	$114,691,942	$89,943,749	$31,665,550	$33,977,986
Undistributed net investment income at end of year	$157,069	$152,420	$47,101	$21,321

Changes in shares outstanding:
Shares sold	950,000	450,000	250,000	250,000
Shares redeemed	(850,000)	(1,400,000)	(450,000)	(500,000)
Net increase (decrease) in shares	100,000	(950,000)	(200,000)	(250,000)

86 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Guggenheim S&P 100® Equal Weight ETF		Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF
	Year Ended October 31, 2017	Period ended October 31, 2016[a]	Year Ended October 31, 2017	Year Ended October 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$83,924	$16,152	$1,135,473	$1,549,965
Net realized gain (loss) on investments	629,127	63,961	(1,620,433)	(6,897,777)
Net change in unrealized appreciation (depreciation) on investments	52,814	10,222	6,533,651	(7,038,042)
Net increase (decrease) in net assets resulting from operations	765,865	90,335	6,048,691	(12,385,854)

Distributions to shareholders from:
Net investment income	(81,197)	(11,925)	(1,160,323)	(1,560,723)

Shareholder transactions:
Proceeds from shares purchased	7,284,392	3,867,706	27,144,099	8,720,472
Cost of shares redeemed	(5,900,033)	(1,313,918)	(27,390,480)	(102,451,705)
Net increase (decrease) in net assets resulting from share transactions	1,384,359	2,553,788	(246,381)	(93,731,233)
Net increase (decrease) in net assets	2,069,027	2,632,198	4,641,987	(107,677,810)

Net assets:
Beginning of period	2,632,198	—	68,323,237	176,001,047
End of period	$4,701,225	$2,632,198	$72,965,224	$68,323,237
Undistributed net investment income at end of period	$10,933	$6,244	$134,574	$156,494

Changes in shares outstanding:
Shares sold	250,000	150,000	300,000	100,000
Shares redeemed	(200,000)	(50,000)	(300,000)	(1,250,000)
Net increase (decrease) in shares	50,000	100,000	—	(1,150,000)

[a]	Since commencement of operations: June 30, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 87

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Guggenheim S&P 500® Equal Weight Consumer Staples ETF		Guggenheim S&P 500® Equal Weight Energy ETF
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$9,533,859	$11,830,640	$5,177,069	$3,344,310
Net realized gain (loss) on investments	20,301,445	64,392,147	1,826,342	(26,613,503)
Net change in unrealized appreciation (depreciation) on investments	(22,537,500)	(19,573,047)	(18,258,580)	43,196,210
Net increase (decrease) in net assets resulting from operations	7,297,804	56,649,740	(11,255,169)	19,927,017

Distributions to shareholders from:
Net investment income	(9,494,388)	(11,421,201)	(5,194,156)	(3,414,412)

Shareholder transactions:
Proceeds from shares purchased	149,237,362	569,506,862	166,387,004	82,525,656
Cost of shares redeemed	(316,609,508)	(531,947,193)	(118,354,186)	(76,647,251)
Net increase (decrease) in net assets resulting from share transactions	(167,372,146)	37,559,669	48,032,818	5,878,405
Net increase (decrease) in net assets	(169,568,730)	82,788,208	31,583,493	22,391,010

Net assets:
Beginning of year	613,660,604	530,872,396	199,163,658	176,772,648
End of year	$444,091,874	$613,660,604	$230,747,151	$199,163,658
Undistributed net investment income at end of year	$1,163,223	$1,123,753	$115,054	$100,794

Changes in shares outstanding:
Shares sold	1,200,000	4,800,000	2,800,000	1,600,000
Shares redeemed	(2,600,000)	(4,500,000)	(2,050,000)	(1,350,000)
Net increase (decrease) in shares	(1,400,000)	300,000	750,000	250,000

88 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Guggenheim S&P 500® Equal Weight Financials ETF			Guggenheim S&P 500® Equal Weight Health Care ETF
	Year Ended October 31, 2017	Year Ended October 31, 2016		Year Ended October 31, 2017	Year Ended October 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,649,290	$3,087,492		$2,763,505	$2,694,826
Net realized gain (loss) on investments	29,673,559	(6,127,650)		14,435,025	(4,697,313)
Net change in unrealized appreciation (depreciation) on investments	34,101,728	2,466,708		94,082,455	(20,086,726)
Net increase (decrease) in net assets resulting from operations	68,424,577	(573,450)		111,280,985	(22,089,213)

Distributions to shareholders from:
Net investment income	(4,369,545)	(3,197,168)		(2,631,245)	(2,529,726)
Return of capital	—	(44,777,358	)a	—	—
Total distributions to shareholders	(4,369,545)	(47,974,526)		(2,631,245)	(2,529,726)

Shareholder transactions:
Proceeds from shares purchased	396,942,732	101,995,202		216,349,448	194,817,565
Cost of shares redeemed	(217,151,515)	(122,418,077)		(148,875,500)	(265,597,969)
Net increase (decrease) in net assets resulting from share transactions	179,791,217	(20,422,875)		67,473,948	(70,780,404)
Net increase (decrease) in net assets	243,846,249	(68,970,851)		176,123,688	(95,399,343)

Net assets:
Beginning of year	114,649,499	183,620,350		474,493,765	569,893,108
End of year	$358,495,748	$114,649,499		$650,617,453	$474,493,765
Undistributed net investment income at end of year	$479,289	$—		$427,255	$292,295

Changes in shares outstanding:
Shares sold	10,650,000	2,400,000		1,300,000	1,300,000
Shares redeemed	(5,750,000)	(2,950,000)		(900,000)	(1,800,000)
Net increase (decrease) in shares	4,900,000	(550,000)		400,000	(500,000)

[a]	Special Distribution — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 89

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Guggenheim S&P 500® Equal Weight Industrials ETF		Guggenheim S&P 500® Equal Weight Materials ETF
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,255,750	$1,621,856	$2,191,919	$1,159,563
Net realized gain on investments	15,306,071	2,689,421	9,700,540	287,706
Net change in unrealized appreciation (depreciation) on investments	19,430,465	1,123,759	21,833,761	3,034,814
Net increase in net assets resulting from operations	36,992,286	5,435,036	33,726,220	4,482,083

Distributions to shareholders from:
Net investment income	(2,570,293)	(1,434,252)	(2,126,922)	(1,136,509)

Shareholder transactions:
Proceeds from shares purchased	172,708,806	98,402,755	174,633,878	66,623,002
Cost of shares redeemed	(107,834,685)	(68,946,182)	(96,676,433)	(41,487,373)
Net increase in net assets resulting from share transactions	64,874,121	29,456,573	77,957,445	25,135,629
Net increase in net assets	99,296,114	33,457,357	109,556,743	28,481,203

Net assets:
Beginning of year	127,287,891	93,830,534	84,463,326	55,982,123
End of year	$226,584,005	$127,287,891	$194,020,069	$84,463,326
Undistributed net investment income at end of year	$—	$235,634	$169,491	$94,609

Changes in shares outstanding:
Shares sold	1,650,000	1,100,000	1,800,000	800,000
Shares redeemed	(1,050,000)	(800,000)	(1,000,000)	(500,000)
Net increase in shares	600,000	300,000	800,000	300,000

90 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Guggenheim S&P 500® Equal Weight Real Estate ETF		Guggenheim S&P 500® Equal Weight Technology ETF
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$567,825	$191,989	$11,461,755	$11,551,073
Net realized gain on investments	431,120	267,436	126,729,919	45,741,023
Net change in unrealized appreciation (depreciation) on investments	1,214,032	(1,678,281)	241,071,754	16,659,550
Net increase (decrease) in net assets resulting from operations	2,212,977	(1,218,856)	379,263,428	73,951,646

Distributions to shareholders from:
Net investment income	(723,609)	(66,011)	(10,382,861)	(11,574,847)

Shareholder transactions:
Proceeds from shares purchased	8,142,625	48,179,615	720,005,127	547,497,519
Cost of shares redeemed	(21,205,756)	(13,322,327)	(494,931,647)	(434,624,288)
Net increase (decrease) in net assets resulting from share transactions	(13,063,131)	34,857,288	225,073,480	112,873,231
Net increase (decrease) in net assets	(11,573,763)	33,572,421	593,954,047	175,250,030

Net assets:
Beginning of year	36,135,052	2,562,631	915,878,699	740,628,669
End of year	$24,561,289	$36,135,052	$1,509,832,746	$915,878,699
Undistributed net investment income at end of year	$109,209	$193,328	$1,726,783	$634,073

Changes in shares outstanding:
Shares sold	300,000	1,800,000	5,950,000	5,550,000
Shares redeemed	(800,000)	(500,000)	(4,100,000)	(4,750,000)
Net increase (decrease) in shares	(500,000)	1,300,000	1,850,000	800,000

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 91

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Guggenheim S&P 500® Equal Weight Utilities ETF
	Year Ended October 31, 2017	Year Ended October 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$5,596,410	$6,435,980
Net realized gain on investments	3,229,596	8,109,619
Net change in unrealized appreciation (depreciation) on investments	10,680,671	5,981,382
Net increase in net assets resulting from operations	19,506,677	20,526,981

Distributions to shareholders from:
Net investment income	(5,692,156)	(6,269,737)

Shareholder transactions:
Proceeds from shares purchased	55,463,449	182,433,708
Cost of shares redeemed	(111,962,567)	(114,084,544)
Net increase (decrease) in net assets resulting from share transactions	(56,499,118)	68,349,164
Net increase (decrease) in net assets	(42,684,597)	82,606,408

Net assets:
Beginning of year	210,864,727	128,258,319
End of year	$168,180,130	$210,864,727
Undistributed net investment income at end of year	$432,883	$528,629

Changes in shares outstanding:
Shares sold	650,000	2,250,000
Shares redeemed	(1,350,000)	(1,400,000)
Net increase (decrease) in shares	(700,000)	850,000

92 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM MSCI EMERGING MARKETS EQUAL COUNTRY WEIGHT ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Per Share Data:
Net asset value, beginning of period	$29.16	$27.68	$34.14	$34.43	$33.31
Income from investment operations:
Net investment income (loss)[a]	0.58	0.56	0.71	0.64	0.50
Net gain (loss) on investments (realized and unrealized)	4.39	1.56	(6.53)	(0.31)	1.06
Total from investment operations	4.97	2.12	(5.82)	0.33	1.56
Less distributions from:
Net investment income	(0.55)	(0.64)	(0.64)	(0.62)	(0.44)
Total distributions to shareholders	(0.55)	(0.64)	(0.64)	(0.62)	(0.44)
Net asset value, end of period	$33.58	$29.16	$27.68	$34.14	$34.43

Total Return[b]	17.14%	7.80%	(17.21%)	0.99%	4.76%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$13,434	$11,666	$11,072	$13,654	$10,328
Ratio to average net assets of:
Net investment income (loss)	1.86%	2.07%	2.26%	1.86%	1.47%
Total expenses[e]	0.71%	0.71%	0.70%	0.70%	0.71%
Net expenses[c]	0.66%	0.66%	0.64%	0.60%	0.60%
Portfolio turnover rate[d]	23%	11%	99%	25%	38%

[a]	Based on average shares outstanding.
[b]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
[c]	Net expense information reflects the expense ratios after expense waivers.
[d]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.
[e]	Excludes expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 93

GUGGENHEIM MULTI-FACTOR LARGE CAP ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

Period Ended October 31, 2017[a]
Per Share Data:
Net asset value, beginning of period	$25.11
Income from investment operations:
Net investment income (loss)[b]	0.29
Net gain (loss) on investments (realized and unrealized)	0.85
Total from investment operations	1.14
Less distributions from:
Net investment income	(0.44)
Total distributions to shareholders	(0.44)
Net asset value, end of period	$25.81

Total Return[c]	4.58%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,290
Ratio to average net assets of:
Net investment income (loss)	3.08%[d]
Total expenses	0.25%[d]
Portfolio turnover rate[e]	94%

[a]	The Fund commenced operations on June 20, 2017.
[b]	Based on average shares outstanding.
[c]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
[d]	Annualized.
[e]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

94 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM S&P MIDCAP 400® EQUAL WEIGHT ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Per Share Data:
Net asset value, beginning of period	$51.40	$49.09	$50.39	$45.24	$33.95
Income from investment operations:
Net investment income (loss)[a]	0.60	0.66	0.62	0.62	0.57
Net gain (loss) on investments (realized and unrealized)	10.59	2.30	(1.21)	5.48	11.28
Total from investment operations	11.19	2.96	(0.59)	6.10	11.85
Less distributions from:
Net investment income	(0.59)	(0.65)	(0.67)	(0.59)	(0.56)
Capital gains	—	—	—	(0.36)	—
Return of capital	—	—	(0.04)	—	—
Total distributions to shareholders	(0.59)	(0.65)	(0.71)	(0.95)	(0.56)
Net asset value, end of period	$62.00	$51.40	$49.09	$50.39	$45.24

Total Return[b]	21.82%	6.08%	(1.19%)	13.61%	35.21%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$114,692	$89,944	$132,532	$146,125	$76,904
Ratio to average net assets of:
Net investment income (loss)	1.02%	1.35%	1.22%	1.27%	1.44%
Total expenses	0.41%	0.41%	0.41%	0.41%	0.41%
Portfolio turnover rate[c]	26%	101%	31%	29%	29%

[a]	Based on average shares outstanding.
[b]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 95

GUGGENHEIM S&P SMALLCAP 600® EQUAL WEIGHT ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Per Share Data:
Net asset value, beginning of period	$42.47	$41.84	$44.87	$42.89	$31.82
Income from investment operations:
Net investment income (loss)[a]	0.47	0.32	0.49	0.43	0.54
Net gain (loss) on investments (realized and unrealized)	10.27	0.67	(2.97)	1.97	11.12
Total from investment operations	10.74	0.99	(2.48)	2.40	11.66
Less distributions from:
Net investment income	(0.43)	(0.36)	(0.52)	(0.42)	(0.59)
Return of capital	—	—	(0.03)	—	—
Total distributions to shareholders	(0.43)	(0.36)	(0.55)	(0.42)	(0.59)
Net asset value, end of period	$52.78	$42.47	$41.84	$44.87	$42.89

Total Return[b]	25.32%	2.39%	(5.59%)	5.58%	37.07%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$31,666	$33,978	$43,930	$40,380	$25,736
Ratio to average net assets of:
Net investment income (loss)	0.96%	0.80%	1.11%	0.96%	1.46%
Total expenses	0.41%	0.41%	0.41%	0.42%	0.41%
Portfolio turnover rate[c]	24%	96%	47%	43%	42%

[a]	Based on average shares outstanding.
[b]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

96 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM S&P 100® EQUAL WEIGHT ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2017	Period Ended October 31, 2016[a]
Per Share Data:
Net asset value, beginning of period	$26.32	$25.45
Income from investment operations:
Net investment income (loss)[b]	0.56	0.16
Net gain (loss) on investments (realized and unrealized)	4.87	0.79
Total from investment operations	5.43	0.95
Less distributions from:
Net investment income	(0.41)	(0.08)
Total distributions to shareholders	(0.41)	(0.08)
Net asset value, end of period	$31.34	$26.32

Total Return[c]	20.71%	3.73%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$4,701	$2,632
Ratio to average net assets of:
Net investment income (loss)	1.94%	1.77%[d]
Total expenses	0.41%	0.40%[d]
Portfolio turnover rate[e]	2%	3%

[a]	The Fund commenced operations on June 30, 2016.
[b]	Based on average shares outstanding.
[c]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
[d]	Annualized.
[e]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 97

GUGGENHEIM S&P 500® EQUAL WEIGHT CONSUMER DISCRETIONARY ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Per Share Data:
Net asset value, beginning of period	$85.40	$90.26	$82.76	$76.06	$55.09
Income from investment operations:
Net investment income (loss)[a]	1.27	1.29	1.15	0.95	0.79
Net gain (loss) on investments (realized and unrealized)	5.84	(4.96)	7.39	6.67	21.02
Total from investment operations	7.11	(3.67)	8.54	7.62	21.81
Less distributions from:
Net investment income	(1.30)	(1.19)	(1.04)	(0.92)	(0.84)
Total distributions to shareholders	(1.30)	(1.19)	(1.04)	(0.92)	(0.84)
Net asset value, end of period	$91.21	$85.40	$90.26	$82.76	$76.06

Total Return[b]	8.32%	(4.07%)	10.35%	10.07%	39.91%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$72,965	$68,323	$176,001	$86,897	$125,497
Ratio to average net assets of:
Net investment income (loss)	1.39%	1.49%	1.29%	1.20%	1.19%
Total expenses	0.40%	0.40%	0.40%	0.40%	0.50%
Portfolio turnover rate[c]	29%	30%	23%	22%	20%

[a]	Based on average shares outstanding.
[b]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

98 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM S&P 500® EQUAL WEIGHT CONSUMER STAPLES ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Per Share Data:
Net asset value, beginning of period	$121.52	$111.76	$100.75	$88.48	$68.24
Income from investment operations:
Net investment income (loss)[a]	2.30	2.19	2.08	2.04	1.73
Net gain (loss) on investments (realized and unrealized)	0.13	9.69	10.86	12.03	20.22
Total from investment operations	2.43	11.88	12.94	14.07	21.95
Less distributions from:
Net investment income	(2.28)	(2.12)	(1.93)	(1.80)	(1.71)
Total distributions to shareholders	(2.28)	(2.12)	(1.93)	(1.80)	(1.71)
Net asset value, end of period	$121.67	$121.52	$111.76	$100.75	$88.48

Total Return[b]	1.99%	10.63%	12.95%	16.04%	32.59%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$444,092	$613,661	$530,872	$186,382	$84,054
Ratio to average net assets of:
Net investment income (loss)	1.86%	1.81%	1.94%	2.18%	2.15%
Total expenses	0.40%	0.40%	0.40%	0.40%	0.50%
Portfolio turnover rate[c]	20%	17%	16%	20%	17%

[a]	Based on average shares outstanding.
[b]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 99

GUGGENHEIM S&P 500® EQUAL WEIGHT ENERGY ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Per Share Data:
Net asset value, beginning of period	$56.90	$54.39	$77.16	$79.86	$64.01
Income from investment operations:
Net investment income (loss)[a]	1.28	0.90	1.35	1.40	0.78
Net gain (loss) on investments (realized and unrealized)	(2.50)	2.53	(22.73)	(2.91)	15.87
Total from investment operations	(1.22)	3.43	(21.38)	(1.51)	16.65
Less distributions from:
Net investment income	(1.39)	(0.92)	(1.39)	(1.19)	(0.80)
Total distributions to shareholders	(1.39)	(0.92)	(1.39)	(1.19)	(0.80)
Net asset value, end of period	$54.29	$56.90	$54.39	$77.16	$79.86

Total Return[b]	(2.20%)	6.50%	(27.93%)	(2.02%)	26.19%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$230,747	$199,164	$176,773	$100,307	$43,924
Ratio to average net assets of:
Net investment income (loss)	2.22%	1.72%	2.16%	1.64%	1.09%
Total expenses	0.40%	0.40%	0.40%	0.40%	0.50%
Portfolio turnover rate[c]	34%	41%	34%	25%	17%

[a]	Based on average shares outstanding.
[b]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

100 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM S&P 500® EQUAL WEIGHT FINANCIALS ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2017	Year Ended October 31, 2016		Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Per Share Data:
Net asset value, beginning of period	$31.41	$43.72		$43.27	$37.64	$28.68
Income from investment operations:
Net investment income (loss)[a]	0.55	0.81		0.72	0.53	0.57
Net gain (loss) on investments (realized and unrealized)	10.45	1.03		0.58	5.76	9.08
Total from investment operations	11.00	1.84		1.30	6.29	9.65
Less distributions from:
Net investment income	(0.48)	(0.78)		(0.80)	(0.66)	(0.58)
Return of capital	—	(13.37	)d	(0.05)	—	(0.11)
Total distributions to shareholders	(0.48)	(14.15)		(0.85)	(0.66)	(0.69)
Net asset value, end of period	$41.93	$31.41		$43.72	$43.27	$37.64

Total Return[b]	35.15%	4.33%		3.04%	16.84%	34.05%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$358,496	$114,649		$183,620	$136,316	$58,337
Ratio to average net assets of:
Net investment income (loss)	1.44%	1.96%		1.64%	1.30%	1.65%
Total expenses	0.40%	0.40%		0.40%	0.40%	0.50%
Portfolio turnover rate[c]	15%	53%		13%	19%	14%

[a]	Based on average shares outstanding.
[b]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.
[d]	Special Distribution — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 101

GUGGENHEIM S&P 500® EQUAL WEIGHT HEALTH CARE ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Per Share Data:
Net asset value, beginning of period	$143.79	$149.97	$137.44	$104.50	$76.84
Income from investment operations:
Net investment income (loss)[a]	0.78	0.78	0.75	0.66	0.55
Net gain (loss) on investments (realized and unrealized)	32.02	(6.22)	12.46	32.89	27.63
Total from investment operations	32.80	(5.44)	13.21	33.55	28.18
Less distributions from:
Net investment income	(0.75)	(0.74)	(0.68)	(0.61)	(0.52)
Total distributions to shareholders	(0.75)	(0.74)	(0.68)	(0.61)	(0.52)
Net asset value, end of period	$175.84	$143.79	$149.97	$137.44	$104.50

Total Return[b]	22.85%	(3.65%)	9.61%	32.20%	36.81%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$650,617	$474,494	$569,893	$391,714	$130,627
Ratio to average net assets of:
Net investment income (loss)	0.48%	0.52%	0.49%	0.55%	0.60%
Total expenses	0.40%	0.40%	0.40%	0.40%	0.50%
Portfolio turnover rate[c]	24%	28%	22%	23%	24%

[a]	Based on average shares outstanding.
[b]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

102 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM S&P 500® EQUAL WEIGHT INDUSTRIALS ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Per Share Data:
Net asset value, beginning of period	$90.92	$85.30	$88.18	$76.33	$56.94
Income from investment operations:
Net investment income (loss)[a]	1.24	1.40	1.13	1.22	0.95
Net gain (loss) on investments (realized and unrealized)	22.50	5.57	(2.69)	11.59	19.41
Total from investment operations	23.74	6.97	(1.56)	12.81	20.36
Less distributions from:
Net investment income	(1.37)	(1.35)	(1.29)	(0.96)	(0.97)
Return of capital	—	—	(0.03)	—	—
Total distributions to shareholders	(1.37)	(1.35)	(1.32)	(0.96)	(0.97)
Net asset value, end of period	$113.29	$90.92	$85.30	$88.18	$76.33

Total Return[b]	26.21%	8.25%	(1.78%)	16.85%	36.10%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$226,584	$127,288	$93,831	$123,447	$57,251
Ratio to average net assets of:
Net investment income (loss)	1.18%	1.60%	1.29%	1.47%	1.41%
Total expenses	0.40%	0.40%	0.40%	0.40%	0.50%
Portfolio turnover rate[c]	18%	23%	22%	15%	24%

[a]	Based on average shares outstanding.
[b]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 103

GUGGENHEIM S&P 500® EQUAL WEIGHT MATERIALS ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Per Share Data:
Net asset value, beginning of period	$84.46	$79.97	$82.38	$75.49	$60.71
Income from investment operations:
Net investment income (loss)[a]	1.49	1.29	1.23	1.21	1.25
Net gain (loss) on investments (realized and unrealized)	23.28	4.49	(2.41)	6.85	14.73
Total from investment operations	24.77	5.78	(1.18)	8.06	15.98
Less distributions from:
Net investment income	(1.44)	(1.29)	(1.23)	(1.17)	(1.20)
Total distributions to shareholders	(1.44)	(1.29)	(1.23)	(1.17)	(1.20)
Net asset value, end of period	$107.79	$84.46	$79.97	$82.38	$75.49

Total Return[b]	29.52%	7.29%	(1.44%)	10.68%	26.59%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$194,020	$84,463	$55,982	$74,138	$49,069
Ratio to average net assets of:
Net investment income (loss)	1.54%	1.57%	1.46%	1.48%	1.84%
Total expenses	0.40%	0.40%	0.40%	0.40%	0.50%
Portfolio turnover rate[c]	22%	25%	27%	22%	18%

[a]	Based on average shares outstanding.
[b]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

104 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM S&P 500® EQUAL WEIGHT REAL ESTATE ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 31, 2015[a]
Per Share Data:
Net asset value, beginning of period	$25.81	$25.63	$25.31
Income from investment operations:
Net investment income (loss)[b]	0.54	0.70	0.13
Net gain (loss) on investments (realized and unrealized)	1.59	(0.08)	0.27
Total from investment operations	2.13	0.62	0.40
Less distributions from:
Net investment income	(0.65)	(0.44)	(0.08)
Total distributions to shareholders	(0.65)	(0.44)	(0.08)
Net asset value, end of period	$27.29	$25.81	$25.63

Total Return[c]	8.33%	2.39%	1.61%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$24,561	$36,135	$2,563
Ratio to average net assets of:
Net investment income (loss)	2.00%	2.70%	2.49	%d
Total expenses	0.41%	0.37%	0.40	%d
Portfolio turnover rate[e]	24%	10%	5%

[a]	The Fund commenced operations on August 13, 2015.
[b]	Based on average shares outstanding.
[c]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
[d]	Annualized.
[e]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 105

GUGGENHEIM S&P 500® EQUAL WEIGHT TECHNOLOGY ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Per Share Data:
Net asset value, beginning of period	$104.67	$93.16	$87.17	$70.98	$51.53
Income from investment operations:
Net investment income (loss)[a]	1.16	1.47	1.09	0.78	0.68
Net gain (loss) on investments (realized and unrealized)	37.61	11.48	6.09	16.15	19.43
Total from investment operations	38.77	12.95	7.18	16.93	20.11
Less distributions from:
Net investment income	(1.00)	(1.44)	(1.12)	(0.74)	(0.66)
Return of capital	—	—	(0.07)	—	—
Total distributions to shareholders	(1.00)	(1.44)	(1.19)	(0.74)	(0.66)
Net asset value, end of period	$142.44	$104.67	$93.16	$87.17	$70.98

Total Return[b]	37.19%	14.06%	8.30%	23.92%	39.23%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,509,833	$915,879	$740,629	$671,221	$273,275
Ratio to average net assets of:
Net investment income (loss)	0.95%	1.55%	1.20%	0.97%	1.07%
Total expenses	0.40%	0.40%	0.40%	0.40%	0.50%
Portfolio turnover rate[c]	19%	24%	21%	22%	24%

[a]	Based on average shares outstanding.
[b]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

106 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM S&P 500® EQUAL WEIGHT UTILITIES ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Per Share Data:
Net asset value, beginning of period	$81.10	$73.29	$76.69	$64.67	$60.52
Income from investment operations:
Net investment income (loss)[a]	2.54	2.49	2.48	2.59	2.36
Net gain (loss) on investments (realized and unrealized)	7.44	7.81	(2.97)	11.75	4.11
Total from investment operations	9.98	10.30	(0.49)	14.34	6.47
Less distributions from:
Net investment income	(2.56)	(2.49)	(2.91)	(2.32)	(2.32)
Total distributions to shareholders	(2.56)	(2.49)	(2.91)	(2.32)	(2.32)
Net asset value, end of period	$88.52	$81.10	$73.29	$76.69	$64.67

Total Return[b]	12.51%	14.13%	(0.56%)	22.61%	10.95%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$168,180	$210,865	$128,258	$141,875	$51,738
Ratio to average net assets of:
Net investment income (loss)	3.01%	3.09%	3.30%	3.72%	3.78%
Total expenses	0.40%	0.40%	0.40%	0.40%	0.50%
Portfolio turnover rate[c]	11%	22%	20%	31%	22%

[a]	Based on average shares outstanding.
[b]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 107

NOTES TO FINANCIAL STATEMENTS

Note 1 - Organization and Significant Accounting Policies

Organization

Rydex ETF Trust (the “Trust”) is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as an open-ended investment company of the series type, and is authorized to issue an unlimited number of no par value shares. Each portfolio represents a separate series of beneficial interest in the Trust (each a “Fund”, and collectively, the “Funds”), each a non-diversified investment company. The Trust was organized as a Delaware statutory trust on November 22, 2002. At October 31, 2017, the Trust consisted of twenty-three funds.

The financial statements herein relate to the following Funds, whose investment objective is to replicate as closely as possible, before fees and expenses, the daily performance of an index representing publicly traded equity securities (the “Underlying Index”) as follows:

Fund	Underlying Index
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	MSCI Emerging Markets Equal Country Weighted Index
Guggeneheim Multi-Factor Large Cap ETF	Guggenheim Multi-Factor Large Cap Index
Guggenheim S&P MidCap 400® Equal Weight ETF	S&P MidCap 400® Equal Weight Index
Guggenheim S&P SmallCap 600® Equal Weight ETF	S&P SmallCap 600® Equal Weight Index
Guggenheim S&P 100® Equal Weight ETF	S&P 100® Equal Weight Index
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	S&P 500® Equal Weight Index Consumer Discretionary
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	S&P 500® Equal Weight Index Consumer Staples
Guggenheim S&P 500® Equal Weight Energy ETF	S&P 500® Equal Weight Index Energy
Guggenheim S&P 500® Equal Weight Financials ETF	S&P 500® Equal Weight Index Financials
Guggenheim S&P 500® Equal Weight Health Care ETF	S&P 500® Equal Weight Index Health Care
Guggenheim S&P 500® Equal Weight Industrials ETF	S&P 500® Equal Weight Index Industrials
Guggenheim S&P 500® Equal Weight Materials ETF	S&P 500® Equal Weight Index Materials
Guggenheim S&P 500® Equal Weight Real Estate ETF	S&P 500® Equal Weight Real Estate Index
Guggenheim S&P 500® Equal Weight Technology ETF	S&P 500® Equal Weight Index Information Technology
Guggenheim S&P 500® Equal Weight Utilities ETF	S&P 500® Equal Weight Index Telecommunication Services & Utilities

The Funds seek to achieve their objective by investing in common stocks or exchange-traded funds (“ETFs”), where applicable, that comprise the Underlying Index. The Funds use a “replication” strategy to track the Underlying Index. Replication refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index.

The Funds operate as index funds and are not actively managed. Adverse performance of a security in the Funds’ portfolio will ordinarily not result in the elimination of the security from the Funds’ portfolio.

The Funds issue and redeem shares on a continuous basis, at net asset value per share (“NAV”), only in aggregation of 50,000 shares (100,000 shares for the Guggenheim MSCI Emerging Markets Equal Country Weight ETF) called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index.

The Funds invest in various investments which are exposed to risk, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect amounts reported in the financial statements.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of a fund is calculated by dividing the market value of the fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and

108 | GUGGENHEIM ETFs ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, the Board has authorized the Valuation Committee and GI to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

The Funds invest in money market mutual funds, which are valued at their NAV.

ETFs are valued at the last quoted sale price.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI under the direction of the Board using methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

(b) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(c) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of October 31, 2017, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

GUGGENHEIM ETFs ANNUAL REPORT | 109

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Repurchase Agreements

The Funds may enter into repurchase agreements with financial institutions. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund’s money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well capitalized and well-established financial institutions whose condition will be continually monitored by GI. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Funds right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Funds could suffer a loss. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Funds, amounts to more than 15% of a Fund’s net assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of GI, liquidity or other considerations so warrant.

(e) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(f) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(g) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.07% at October 31, 2017.

(h) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 - Capital

There is a minimum transaction fee per transaction to those persons purchasing or redeeming Creation Units. An additional charge of up to three times the standard transaction fee may be imposed for purchases and redemptions effected outside the National Securities Clearing Corporation usual clearing process or for cash. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV of the Fund on the transaction date. Transaction fees are not charged to or paid by the Funds.

The minimum transaction fees are:

Fund	Minimum Transaction Fee
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	$ 6,000
Guggenheim Multi-Factor Large Cap ETF	500
Guggenheim S&P MidCap 400® Equal Weight ETF	2,000
Guggenheim S&P SmallCap 600® Equal Weight ETF	3,000
Guggenheim S&P 100® Equal Weight ETF	500
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	750
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	500
Guggenheim S&P 500® Equal Weight Energy ETF	500
Guggenheim S&P 500® Equal Weight Financials ETF	750
Guggenheim S&P 500® Equal Weight Health Care ETF	500
Guggenheim S&P 500® Equal Weight Industrials ETF	500
Guggenheim S&P 500® Equal Weight Materials ETF	500
Guggenheim S&P 500® Equal Weight Real Estate ETF	500
Guggenheim S&P 500® Equal Weight Technology ETF	750
Guggenheim S&P 500® Equal Weight Utilities ETF	500

110 | GUGGENHEIM ETFs ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 3 - Fees and Other Transactions with Affiliates

GI determines the composition of the portfolio of securities that must be delivered in exchange for the issuance of Creation Units and periodically adjusts the composition of the portfolio of the Funds to conform to changes in the composition of the relevant index. For these services, GI receives a management fee at the annual rate shown below as a percentage of the average daily net assets of the Funds.

Fund	Advisory Fee
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	0.70%
Guggenheim Multi-Factor Large Cap ETF	0.25%
Guggenheim S&P MidCap 400® Equal Weight ETF	0.40%
Guggenheim S&P SmallCap 600® Equal Weight ETF	0.40%
Guggenheim S&P 100® Equal Weight ETF	0.40%
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	0.40%
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	0.40%
Guggenheim S&P 500® Equal Weight Energy ETF	0.40%
Guggenheim S&P 500® Equal Weight Financials ETF	0.40%
Guggenheim S&P 500® Equal Weight Health Care ETF	0.40%
Guggenheim S&P 500® Equal Weight Industrials ETF	0.40%
Guggenheim S&P 500® Equal Weight Materials ETF	0.40%
Guggenheim S&P 500® Equal Weight Real Estate ETF	0.40%
Guggenheim S&P 500® Equal Weight Technology ETF	0.40%
Guggenheim S&P 500® Equal Weight Utilities ETF	0.40%

GI pays all expenses of the Funds, including the cost of transfer agency, custody, fund administration, fund accounting, legal, audit and other services, except: interest, taxes, distribution fees or expenses, trustee fees (where applicable) and extraordinary expenses.

Under a Fund Administration Agreement with the Trust, MUFG Investor Services (US), LLC (“MUIS”) provides various administrative and financial reporting services for the Funds. GI compensates MUIS directly for this service.

Under a Fund Accounting Agreement with the Trust, BNYMellon maintains the books and records of the Funds. Under a Custodian Agreement with the Trust, BNYMellon maintains cash, securities and other assets of the Funds in a separate account for the Funds, keeps all necessary accounts and records, and provides other services. BNYMellon is required, upon the order of the Trust, to deliver securities held by the custodian and to make payments for securities purchased by the Trust for the Funds. Pursuant to a Transfer Agency and Service Agreement with the Trust, BNYMellon acts as a transfer agent for the Trust’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. GI compensates BNYMellon directly for the foregoing services.

For the Guggenheim MSCI Emerging Markets Equal Country Weight ETF, GI has contractually agreed to reduce fees and/or reimburse expenses to the extent necessary to keep the Fund’s net operating expenses (excluding interest, taxes, brokerage commissions, dividends on securities sold short, distribution fees and expenses, and extraordinary expenses (“Excluded Expenses”)) plus Acquired Fund Fees and Expense borne indirectly, from exceeding 0.70% of the Fund’s average daily net assets until February 28, 2018. This agreement may be terminated only with the approval of the Fund’s Board. In any event, this undertaking will continue until at least February 28, 2018.

The Funds have adopted a Distribution Plan (the “Plan”) that allows the Funds to pay distribution fees to GFD and other firms that provide distribution services (“Service Providers”). If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD will, in turn, pay the Service Provider out of its fees. No such fee is currently charged to the Funds.

Certain trustees and officers of the Trust are also officers of GI and GFD.

Note 4 - Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

GUGGENHEIM ETFs ANNUAL REPORT | 111

NOTES TO FINANCIAL STATEMENTS (continued)

Note 5 - Portfolio Securities Loaned

Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent to earn additional income. The Funds receive cash collateral and/or high grade debt obligations valued at 102% of the market value of domestic securities on loan and 105% of foreign securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business on the preceding business day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. The cash collateral received is held in a separately managed account established for each respective Fund and maintained by the lending agent exclusively for the investment of securities lending cash collateral on behalf of each Fund. The lending agent aggregates the available collateral in all the separately managed accounts to invest in short-term investments valued at amortized cost, which approximates market value. Each separately managed account is allocated a percentage of the aggregated repurchase agreement and the related collateral. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

Each Fund separately receives compensation for lending securities from interest or dividends earned on the cash, cash equivalents, repurchase agreements, or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees paid to the lending agent. Such compensation is accrued daily and payable to the Fund monthly. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. These payments from the borrower are not eligible for reduced tax rates as “qualified dividend income” under the Jobs and Growth Tax Reconciliation Act of 2003. The Funds retain all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. The securities lending income earned by the Funds are disclosed on the Statements of Operations.

At October 31, 2017, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received[a]	Net Amount	Cash Collateral	Non-Cash Collateral	Total Collateral
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	$319,759	$(319,759)	$—	$325,960	$3,395	$329,355
Guggenheim Multi-Factor Large Cap ETF	24,458	(24,458)	—	24,528	—	24,528
Guggenheim S&P MidCap 400® Equal Weight ETF	34,438,767	(34,438,767)	—	12,420,679	22,639,478	35,060,157
Guggenheim S&P SmallCap 600® Equal Weight ETF	11,864,270	(11,864,270)	—	3,669,105	8,407,225	12,076,330
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	9,178,723	(9,178,723)	—	6,227,480	3,407,832	9,635,312
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	45,593,861	(45,321,901)*	271,960	21,929,486	23,392,415	45,321,901
Guggenheim S&P 500® Equal Weight Energy ETF	30,000,781	(30,000,781)	—	13,396,095	17,149,895	30,545,990
Guggenheim S&P 500® Equal Weight Health Care ETF	25,277,554	(25,277,554)	—	6,196,090	19,419,555	25,615,645
Guggenheim S&P 500® Equal Weight Industrials ETF	16,026,703	(16,026,703)	—	4,891,246	11,483,024	16,374,270
Guggenheim S&P 500® Equal Weight Materials ETF	4,574,921	(4,574,921)	—	—	4,652,308	4,652,308
Guggenheim S&P 500® Equal Weight Technology ETF	109,843,504	(109,843,504)	—	11,242,116	100,622,801	111,864,917
Guggenheim S&P 500® Equal Weight Utilities ETF	5,521,589	(5,521,589)	—	5,510,201	16,800	5,527,001

[a]	Actual collateral received by the Funds are greater than the amount shown due to over collateralization.
*	Subsequent to October 31, 2017, additional collateral was received.

112 | GUGGENHEIM ETFs ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

The following represents the aggregate collateral balances reinvested by the lending agent on behalf of the Funds with each counterparty for the repurchase agreements at October 31, 2017:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Nomura Securities International, Inc.			Various U.S. Government obligations and
1.06%			U.S. Government
Due 11/01/17	$19,896,667	$19,897,253	agency securities	$21,002,674	$20,294,600

HSBC Securities (USA), Inc.			Various U.S. Government obligations and
1.04%			U.S. Government
Due 11/01/17	19,896,667	19,897,243	agency securities	39,679,181	20,294,697

Jefferies LLC			Various U.S. Government obligations and
1.14% - 1.18%			U.S. Government
Due 11/01/17	15,343,997	15,344,498	agency securities	15,830,152	15,650,878

Citigroup Global Markets, Inc.			Various U.S. Government obligations and
1.07%			U.S. Government
Due 11/01/17	14,709,453	14,709,891	agency securities	85,396,885	15,003,642

Daiwa Capital Markets America			Various U.S. Government obligations and
1.08%			U.S. Government
Due 11/01/17	6,545,709	6,545,905	agency securities	13,391,702	6,675,126

Cantor Fitzgerald Securities			Various U.S. Government obligations and
1.08%			U.S. Government
Due 11/01/17	5,437,214	5,437,378	agency securities	27,131,061	5,547,102

Merrill Lynch, Pierce, Fenner & Smith, Inc.			Various U.S. Government obligations and
1.05%			U.S. Government
Due 11/01/17	3,978,751	3,978,868	agency securities	4,067,948	4,058,326

Citibank			Various U.S. Government obligations and
1.06%			U.S. Government
Due 11/01/17	24,528	24,529	agency securities	23,155	25,019

Each Fund’s exposure to each respective counterparty is identified in the Schedule of Investments. Under the terms of the agreement, each Fund participates in the earnings generated by each security it has exposure to on a pro rata basis.

Note 6 - Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be

GUGGENHEIM ETFs ANNUAL REPORT | 113

NOTES TO FINANCIAL STATEMENTS (continued)

taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended October 31, 2017 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	$243,235	$—	$243,235
Guggenheim Multi-Factor Large Cap ETF[1]	21,970	—	21,970
Guggenheim S&P MidCap 400® Equal Weight ETF	1,246,531	—	1,246,531
Guggenheim S&P SmallCap 600® Equal Weight ETF	296,001	—	296,001
Guggenheim S&P 100® Equal Weight ETF	81,192	5	81,197
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	1,160,323	—	1,160,323
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	9,494,388	—	9,494,388
Guggenheim S&P 500® Equal Weight Energy ETF	5,194,156	—	5,194,156
Guggenheim S&P 500® Equal Weight Financials ETF	4,369,545	—	4,369,545
Guggenheim S&P 500® Equal Weight Health Care ETF	2,631,245	—	2,631,245
Guggenheim S&P 500® Equal Weight Industrials ETF	2,570,293	—	2,570,293
Guggenheim S&P 500® Equal Weight Materials ETF	2,126,922	—	2,126,922
Guggenheim S&P 500® Equal Weight Real Estate ETF	723,609	—	723,609
Guggenheim S&P 500® Equal Weight Technology ETF	10,382,861	—	10,382,861
Guggenheim S&P 500® Equal Weight Utilities ETF	5,692,156	—	5,692,156

[1]	Guggenheim Multi-Factor Large Cap ETF commenced operations on June 20, 2017.

The tax character of distributions paid during the year ended October 31, 2016 was as follows:

Fund	Ordinary Income	Return of Capital	Total Distributions
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	$257,333	$—	$257,333
Guggenheim S&P MidCap 400® Equal Weight ETF	1,282,647	—	1,282,647
Guggenheim S&P SmallCap 600® Equal Weight ETF	343,398	—	343,398
Guggenheim S&P 100® Equal Weight ETF	11,925	—	11,925
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	1,560,723	—	1,560,723
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	11,421,201	—	11,421,201
Guggenheim S&P 500® Equal Weight Energy ETF	3,414,412	—	3,414,412
Guggenheim S&P 500® Equal Weight Financials ETF	3,197,168	44,777,358	47,974,526
Guggenheim S&P 500® Equal Weight Health Care ETF	2,529,726	—	2,529,726
Guggenheim S&P 500® Equal Weight Industrials ETF	1,434,252	—	1,434,252
Guggenheim S&P 500® Equal Weight Materials ETF	1,136,509	—	1,136,509
Guggenheim S&P 500® Equal Weight Real Estate ETF	66,011	—	66,011
Guggenheim S&P 500® Equal Weight Technology ETF	11,574,847	—	11,574,847
Guggenheim S&P 500® Equal Weight Utilities ETF	6,269,737	—	6,269,737

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

114 | GUGGENHEIM ETFs ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax components of accumulated earnings/(deficit) as of October 31, 2017 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	$15,177	$—	$980,571	$(4,712,998)	$(3,717,250)
Guggenheim Multi-Factor Large Cap ETF	1,799	—	15,680	(30,325)	(12,846)
Guggenheim S&P MidCap 400® Equal Weight ETF	157,069	—	10,697,009	(14,836,909)	(3,982,831)
Guggenheim S&P SmallCap 600® Equal Weight ETF	47,101	—	3,379,265	(14,068,306)	(10,641,940)
Guggenheim S&P 100® Equal Weight ETF	10,933	—	48,162	—	59,095
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	134,574	—	(6,055,615)	(10,071,783)	(15,992,824)
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	1,163,223	—	(22,996,063)	(7,394,650)	(29,227,490)
Guggenheim S&P 500® Equal Weight Energy ETF	115,054	—	(29,813,122)	(67,944,913)	(97,642,981)
Guggenheim S&P 500® Equal Weight Financials ETF	479,289	—	31,764,643	(8,663,212)	23,580,720
Guggenheim S&P 500® Equal Weight Health Care ETF	427,255	—	53,673,344	(30,052,251)	24,048,348
Guggenheim S&P 500® Equal Weight Industrials ETF	—	—	16,701,831	(6,396,405)	10,305,426
Guggenheim S&P 500® Equal Weight Materials ETF	169,491	—	15,045,270	(10,027,316)	5,187,445
Guggenheim S&P 500® Equal Weight Real Estate ETF	37,544	204,526	(503,755)	—	(261,685)
Guggenheim S&P 500® Equal Weight Technology ETF	1,726,783	—	286,368,796	(36,592,115)	251,503,464
Guggenheim S&P 500® Equal Weight Utilities ETF	432,883	—	4,654,983	(8,182,188)	(3,094,322)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of October 31, 2017, capital loss carryforwards for the Funds were as follows:

			Unlimited
Fund	Expires in 2018	Expires in 2019	Short-Term	Long-Term	Total Capital Loss Carryforward
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	$—	$(18,800)	$(1,289,034)	$(3,405,164)	$(4,712,998)
Guggenheim Multi-Factor Large Cap ETF	—	—	(30,325)	—	(30,325)
Guggenheim S&P MidCap 400® Equal Weight ETF	—	—	(7,226,981)	(7,609,928)	(14,836,909)
Guggenheim S&P SmallCap 600® Equal Weight ETF	—	(259,648)	(7,387,433)	(6,421,225)	(14,068,306)
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	—	—	(1,309,999)	(8,761,784)	(10,071,783)
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	—	(61,000)	(2,728,477)	(4,605,173)	(7,394,650)
Guggenheim S&P 500® Equal Weight Energy ETF	(393,314)	(128,371)	(17,928,601)	(49,494,627)	(67,944,913)
Guggenheim S&P 500® Equal Weight Financials ETF	(376,840)	—	(2,468,884)	(5,817,488)	(8,663,212)
Guggenheim S&P 500® Equal Weight Health Care ETF	—	—	(4,109,675)	(25,942,576)	(30,052,251)
Guggenheim S&P 500® Equal Weight Industrials ETF	—	—	(1,686,568)	(4,709,837)	(6,396,405)
Guggenheim S&P 500® Equal Weight Materials ETF	—	—	(1,007,005)	(9,020,311)	(10,027,316)
Guggenheim S&P 500® Equal Weight Technology ETF	—	—	(7,329,397)	(29,262,718)	(36,592,115)
Guggenheim S&P 500® Equal Weight Utilities ETF	—	—	(2,928,839)	(5,253,349)	(8,182,188)

GUGGENHEIM ETFs ANNUAL REPORT | 115

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended October 31, 2017, the following capital loss carryforward amounts expired:

Fund	Amount
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	$1,981,333
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	195,890
Guggenheim S&P 500® Equal Weight Energy ETF	1,743,348
Guggenheim S&P 500® Equal Weight Financials ETF	4,062,086
Guggenheim S&P 500® Equal Weight Industrials ETF	1,121,641
Guggenheim S&P 500® Equal Weight Materials ETF	576,552
Guggenheim S&P 500® Equal Weight Technology ETF	2,331,453

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, foreign currency gains and losses, dividend reclasses, losses deferred due to wash sales, redemption in-kind transactions, distributions in connection with redemption of fund shares, return of capital distributions received, and the “mark-to-market” or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of the expiration of capital loss carryforward amounts, distributions in excess of income, and excise tax paid. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of October 31, 2017 for permanent book/tax differences:

Fund	Paid-In Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	$470,440	$2,938	$(473,378)
Guggenheim Multi-Factor Large Cap ETF	50,869	—	(50,869)
Guggenheim S&P MidCap 400® Equal Weight ETF	15,498,586	62,071	(15,560,657)
Guggenheim S&P SmallCap 600® Equal Weight ETF	7,527,063	766	(7,527,829)
Guggenheim S&P 100® Equal Weight ETF	636,394	1,962	(638,356)
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	802,482	2,930	(805,412)
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	23,543,684	(1)	(23,543,683)
Guggenheim S&P 500® Equal Weight Energy ETF	8,316,329	31,347	(8,347,676)
Guggenheim S&P 500® Equal Weight Financials ETF	26,556,391	199,544	(26,755,935)
Guggenheim S&P 500® Equal Weight Health Care ETF	27,723,854	2,700	(27,726,554)
Guggenheim S&P 500® Equal Weight Industrials ETF	16,952,645	78,909	(17,031,554)
Guggenheim S&P 500® Equal Weight Materials ETF	13,287,118	9,885	(13,297,003)
Guggenheim S&P 500® Equal Weight Real Estate ETF	254,470	71,665	(326,135)
Guggenheim S&P 500® Equal Weight Technology ETF	138,898,428	13,816	(138,912,244)
Guggenheim S&P 500® Equal Weight Utilities ETF	7,299,141	—	(7,299,141)

116 | GUGGENHEIM ETFs ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized (Loss)	Net Unrealized Gain/(Loss)
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	$12,764,827	$2,024,479	$(1,045,339)	$979,140
Guggenheim Multi-Factor Large Cap ETF	1,298,414	33,779	(18,099)	15,680
Guggenheim S&P MidCap 400® Equal Weight ETF	116,395,001	16,512,738	(5,815,729)	10,697,009
Guggenheim S&P SmallCap 600® Equal Weight ETF	31,949,839	5,571,948	(2,192,683)	3,379,265
Guggenheim S&P 100® Equal Weight ETF	4,638,256	250,595	(202,433)	48,162
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	85,227,023	6,765,252	(12,820,867)	(6,055,615)
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	488,574,853	19,241,022	(42,237,085)	(22,996,063)
Guggenheim S&P 500® Equal Weight Energy ETF	273,891,467	6,886,049	(36,699,171)	(29,813,122)
Guggenheim S&P 500® Equal Weight Financials ETF	326,582,822	34,115,138	(2,350,495)	31,764,643
Guggenheim S&P 500® Equal Weight Health Care ETF	603,146,798	91,124,366	(37,451,022)	53,673,344
Guggenheim S&P 500® Equal Weight Industrials ETF	214,716,670	23,562,262	(6,860,431)	16,701,831
Guggenheim S&P 500® Equal Weight Materials ETF	178,953,786	16,874,956	(1,829,686)	15,045,270
Guggenheim S&P 500® Equal Weight Real Estate ETF	25,070,008	1,672,098	(2,175,853)	(503,755)
Guggenheim S&P 500® Equal Weight Technology ETF	1,234,610,300	303,982,448	(17,613,652)	286,368,796
Guggenheim S&P 500® Equal Weight Utilities ETF	168,760,581	13,028,394	(8,373,411)	4,654,983

Note 7 - Investment Transactions

For the year ended October 31, 2017, the Funds had investments transactions in-kind associated with subscriptions and redemptions as follows:

Fund	Subscriptions	Redemptions
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	$2,463,827	$2,484,720
Guggenheim Multi-Factor Large Cap ETF	7,447,836	6,193,185
Guggenheim S&P MidCap 400® Equal Weight ETF	55,485,559	50,160,350
Guggenheim S&P SmallCap 600® Equal Weight ETF	12,324,494	22,287,426
Guggenheim S&P 100® Equal Weight ETF	7,249,508	5,824,397
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	27,020,401	27,278,084
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	148,217,222	315,305,012
Guggenheim S&P 500® Equal Weight Energy ETF	165,907,632	117,787,224
Guggenheim S&P 500® Equal Weight Financials ETF	392,857,067	216,082,589
Guggenheim S&P 500® Equal Weight Health Care ETF	216,007,317	148,994,796
Guggenheim S&P 500® Equal Weight Industrials ETF	172,119,716	107,699,272
Guggenheim S&P 500® Equal Weight Materials ETF	173,589,615	96,610,040
Guggenheim S&P 500® Equal Weight Real Estate ETF	7,986,364	20,982,885
Guggenheim S&P 500® Equal Weight Technology ETF	715,840,553	493,965,952
Guggenheim S&P 500® Equal Weight Utilities ETF	54,848,181	111,016,580

GUGGENHEIM ETFs ANNUAL REPORT | 117

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended October 31, 2017, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	$2,984,465	$2,944,693
Guggenheim Multi-Factor Large Cap ETF	1,878,532	1,883,028
Guggenheim S&P MidCap 400® Equal Weight ETF	30,020,929	29,513,642
Guggenheim S&P SmallCap 600® Equal Weight ETF	8,218,735	8,129,408
Guggenheim S&P 100® Equal Weight ETF	73,737	121,905
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	24,016,368	24,018,267
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	102,765,042	102,203,704
Guggenheim S&P 500® Equal Weight Energy ETF	79,424,487	79,692,336
Guggenheim S&P 500® Equal Weight Financials ETF	50,482,924	47,431,524
Guggenheim S&P 500® Equal Weight Health Care ETF	140,148,691	139,465,650
Guggenheim S&P 500® Equal Weight Industrials ETF	34,971,665	34,458,258
Guggenheim S&P 500® Equal Weight Materials ETF	31,573,801	30,708,266
Guggenheim S&P 500® Equal Weight Real Estate ETF	7,052,570	6,722,980
Guggenheim S&P 500® Equal Weight Technology ETF	238,457,707	234,457,401
Guggenheim S&P 500® Equal Weight Utilities ETF	21,036,805	20,757,371

Note 8 - Legal Proceedings

Tribune Company

Rydex ETF Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex ETF Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including Rydex ETF Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex ETF Trust has been named as a defendant in one of the SLCFC actions: Deutsche Bank Trust Co. Americas v. McGurn, No. 12-0063 (S.D.N.Y.). In the SLCFC actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Rydex ETF Trust, filed a joint brief in opposition to the petition for writ of certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. The Supreme Court has not yet granted or denied the petition for certiorari.

118 | GUGGENHEIM ETFs ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law.

None of these lawsuits alleges any wrongdoing on the part of Rydex ETF Trust. The following series of Rydex ETF Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Guggenheim S&P 500 Equal Weight Consumer Discretionary Fund (the “Fund”). The value of the proceeds received by the foregoing Fund was $249,481. At this stage of the proceedings, Rydex ETF Trust is not able to make a reliable prediction as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.

Note 9 - Special In-Kind Distribution

After the close of business on September 16, 2016 (the “Rebalance Date”), the S&P Dow Jones Indices reconstituted the S&P 500® Equal Weight Index Financials (the “Index”), the underlying index for the Guggenheim S&P 500® Equal Weight Financials ETF (“RYF”), by eliminating the stocks of companies involved in the real estate industry (including real estate investment trusts (“REITs”) other than mortgage REITs) (“Real Estate Stocks”). To effectuate a corresponding change to RYF’s portfolio, RYF replaced its Real Estate Stock holdings with shares of the Guggenheim S&P 500® Equal Weight Real Estate ETF (“EWRE”) on the Rebalance Date. After market close on the Rebalance Date (and effective at market open on September 19, 2016, ex-dividend date), RYF made an in-kind distribution of its shares of EWRE (0.50 shares of EWRE for each share of RYF owned, with a value of $13.402661 per share of RYF owned), plus a small amount of cash for fractional shares, to shareholders of RYF such that, following the distribution, RYF continued to hold stocks included in the reconstituted Index in accordance with its principal investment strategies.

Note 10 - Subsequent Event

Guggenheim Investments announced on September 28, 2017, that its parent company, Guggenheim Capital, LLC, had entered into a definitive agreement to sell its exchange-traded funds business to Invesco Ltd. (“Invesco”), a leading global investment management company (the “Transaction”). On November 16, 2017, the Board approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) providing for the reorganization (each, a “Reorganization” and collectively, the “Reorganizations”) of each Fund into a corresponding newly-created exchange-traded fund of the PowerShares by Invesco family of funds (each, an “Acquiring Fund”). Each Acquiring Fund will have the same investment objective and will track the same underlying index as its corresponding Fund, and will be subject to substantially the same principal investment strategies, policies and risks as the corresponding Fund, but as part of an Invesco-structured platform. Each Reorganization is subject to shareholder approval of the applicable Fund. Fund shareholders of record as of December 20, 2017 will be asked to vote on the proposed Reorganizations at the joint special meeting of shareholders to be held on or about February 16, 2018. If approved by shareholders, each Reorganization is expected to close shortly after the joint special meeting of shareholders. However, the closing of the Transaction is subject to various terms and conditions and, therefore, may be delayed or even terminated due to unforeseen circumstances.

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements.

GUGGENHEIM ETFs ANNUAL REPORT | 119

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Rydex ETF Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Guggenheim MSCI Emerging Markets Equal Country Weight ETF, Guggenheim Multi Factor Large Cap ETF, Guggenheim S&P MidCap 400® Equal Weight ETF, Guggenheim S&P SmallCap 600® Equal Weight ETF, Guggenheim S&P 100® Equal Weight ETF, Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF, Guggenheim S&P 500® Equal Weight Consumer Staples ETF, Guggenheim S&P 500® Equal Weight Energy ETF, Guggenheim S&P 500® Equal Weight Financials ETF, Guggenheim S&P 500® Equal Weight Health Care ETF, Guggenheim S&P 500® Equal Weight Industrials ETF, Guggenheim S&P 500® Equal Weight Materials ETF, Guggenheim S&P 500® Equal Weight Real Estate ETF, Guggenheim S&P 500® Equal Weight Technology ETF and Guggenheim S&P 500® Equal Weight Utilities ETF (fifteen of the series constituting the Rydex ETF Trust) (the “Funds”) as of October 31, 2017, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed Funds (fifteen of the series constituting the Rydex ETF Trust) at October 31, 2017, the results of their operations, the changes in their net assets, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Tysons, Virginia
December 21, 2017

120 | GUGGENHEIM ETFs ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2018, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2017.

The Funds’ investment income (dividend income plus short-term gains, if any) qualifies as follows:

Guggenheim MSCI Emerging Markets Equal Country Weight ETF intends to designate $17,828 of foreign tax withholding on foreign source income of $344,174.

Of the taxable ordinary income distributions paid during the fiscal year ending October 31, 2017, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	87.18%	2.07%
Guggenheim Multi-Factor Large Cap ETF	89.28%	91.64%
Guggenheim S&P MidCap 400® Equal Weight ETF	99.76%	98.90%
Guggenheim S&P SmallCap 600® Equal Weight ETF	100.00%	98.63%
Guggenheim S&P 100® Equal Weight ETF	99.67%	99.41%
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	100.00%	100.00%
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	100.00%	100.00%
Guggenheim S&P 500® Equal Weight Energy ETF	100.00%	100.00%
Guggenheim S&P 500® Equal Weight Financials ETF	100.00%	100.00%
Guggenheim S&P 500® Equal Weight Health Care ETF	100.00%	100.00%
Guggenheim S&P 500® Equal Weight Industrials ETF	100.00%	100.00%
Guggenheim S&P 500® Equal Weight Materials ETF	100.00%	100.00%
Guggenheim S&P 500® Equal Weight Real Estate ETF	4.81%	0.00%
Guggenheim S&P 500® Equal Weight Technology ETF	100.00%	99.75%
Guggenheim S&P 500® Equal Weight Utilities ETF	100.00%	100.00%

With respect to the taxable year ended October 31, 2017, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Guggenheim S&P 100® Equal Weight ETF	$5	$—
Guggenheim S&P 500® Equal Weight Real Estate ETF	—	87,235

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

GUGGENHEIM ETFs ANNUAL REPORT | 121

OTHER INFORMATION (Unaudited)(continued)

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Board Considerations in Approving the Continuation of the Investment Advisory Agreement

The Board of Trustees (the “Board”) of Rydex ETF Trust (the “Trust”), including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, of the Trust (“Independent Trustees”), attended an in-person meeting held on May 25, 2017, called for the purpose of, among other things, the consideration of, and voting on, the approval and continuation of the investment advisory agreement (the “Investment Advisory Agreement”) between the Trust and Security Investors, LLC (the “Advisor”) applicable to the Guggenheim MSCI Emerging Markets Equal Country Weight ETF, Guggenheim S&P MidCap 400® Equal Weight ETF, Guggenheim S&P SmallCap 600® Equal Weight ETF, Guggenheim S&P 100® Equal Weight ETF, Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF, Guggenheim S&P 500® Equal Weight Consumer Staples ETF, Guggenheim S&P 500® Equal Weight Energy ETF, Guggenheim S&P 500® Equal Weight Financials ETF, Guggenheim S&P 500® Equal Weight Health Care ETF, Guggenheim S&P 500® Equal Weight Industrials ETF, Guggenheim S&P 500® Equal Weight Materials ETF, Guggenheim S&P 500® Equal Weight Real Estate ETF, Guggenheim S&P 500® Equal Weight Technology ETF, and Guggenheim S&P 500® Equal Weight Utilities ETF, each a series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Board unanimously approved the continuation of the Investment Advisory Agreement for an additional one-year period based on the Board’s review of qualitative and quantitative information provided by the Advisor. The Board had previously considered information pertaining to the renewal of the Investment Advisory Agreement at an in-person meeting held on April 26, 2017 (together, with the May 25 meeting, the “Meetings”). The Board considered the materials provided by the Advisor and the review conducted at the April 26 meeting to be an integral part of the Trustees’ deliberations and their process in considering the renewal of the Investment Advisory Agreement.

Prior to reaching the conclusion to approve the continuation of the Investment Advisory Agreement, the Independent Trustees requested and obtained from the Advisor such information as the Independent Trustees deemed reasonably necessary to evaluate the Investment Advisory Agreement. In addition, the Board received a memorandum from the independent legal counsel to the Independent Trustees regarding the Board’s fiduciary responsibilities under state and federal law with respect to the Board’s consideration of the renewal or approval of investment advisory agreements and participated in question and answer sessions with representatives of the Advisor. The Independent Trustees also carefully considered information they received throughout the year as part of their regular oversight of the Funds. At the Meetings, the Board obtained and reviewed a wide variety of information, including certain comparative information regarding the Funds’ fees, expenses, and performance relative to the fees, expenses, and performance of other comparable funds (the “FUSE reports”). The Independent Trustees carefully evaluated this information, met in executive session outside the presence of fund management, and were advised by independent legal counsel with respect to their deliberations.

At the Meetings, the Board, including the Independent Trustees, evaluated a number of factors, including among others: (a) the nature, extent and quality of the Advisor’s investment advisory and other services; (b) the Advisor’s substantial commitment to the recruitment and retention of high quality personnel; (c) a comparison of the Funds’ advisory fees to the advisory fees charged to comparable funds or accounts, giving special attention to the existence of economies of scale and the absence of breakpoints in these fees and the Advisor’s rationale for not providing for breakpoints at this point in time; (d) each Fund’s overall fees and operating expenses compared with those of similar funds; (e) the level of the Advisor’s profitability from its Fund-related operations; (f) the Advisor’s compliance processes and systems; (g) the Advisor’s compliance policies and procedures; (h) the Advisor’s reputation, expertise and resources in the financial markets; (i) Fund performance compared with that of similar funds and/or appropriate benchmarks; (j) other benefits to the Advisor and/or its affiliates from their relationship to the Funds; and (k) the Advisor’s maintenance of operational resources necessary to manage the Funds in a professional manner consistent with the best interests of the Funds and their shareholders. In their deliberations, the Trustees did not identify any particular factor or factors that was controlling, noting that each Trustee could attribute different weights to the various factors considered.

122 | GUGGENHEIM ETFs ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Based on the Board’s deliberations at the Meetings, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Investment Advisory Agreement are fair and reasonable; (b) concluded that the Advisor’s fees for each Fund are reasonable in light of, and not so disproportionately large as to bear no reasonable relationship to, the services that it provides to such Fund; and (c) agreed to approve and continue the Investment Advisory Agreement based upon the following considerations, among others:

Nature, Extent and Quality of Services Provided by the Advisor. The Board evaluated, among other things, the Advisor’s business, financial resources, quality and quantity of personnel, experience, past performance, the variety and complexity of its investment strategies (including the extent to which the Funds use derivatives), Fund risk management process, brokerage practices, and the adequacy of its compliance systems and processes, proxy voting policies and practices, and cybersecurity programs. The Board reviewed the scope of services to be provided by the Advisor under the Investment Advisory Agreement and noted that there would be no significant differences between the scope of services required to be provided by the Advisor for the past year and the scope of services required to be provided during the upcoming year. The Board also considered the Advisor’s representations to the Board that the Advisor would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and whether these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs. Based on the foregoing, the Trustees determined that the approval of the Investment Advisory Agreement would enable shareholders of the Funds to receive high quality services at a cost that was appropriate and reasonable.

Fund Expenses and Performance of the Funds and the Advisor. The Board reviewed statistical information provided by the Advisor regarding the expense ratio components and performance of each Fund. The Advisor engaged FUSE Research Network LLC (“FUSE”), an independent, third party research provider, to prepare reports to help the Board compare the Funds’ fees, expenses, and total return performance with those of a peer group and peer universe of funds selected by FUSE. In the reports, each Fund’s expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses, are compared to those of other funds with shared key characteristics (e.g., asset size, fee structure, sector or industry investment focus) determined by FUSE to comprise a Fund’s applicable peer group. The Board considered the Advisor’s representation that it found the peer groups compiled by FUSE to be appropriate, but also acknowledged the existence of certain differences between the Funds and their peer funds (e.g., specific differences in principal investment strategies and index rebalance frequency) that should be reviewed in context. The statistical information related to the performance of each Fund included three-month and one-, three-, and five-year performance for the Fund compared to that of its peers. The Board also discussed the correlation between a Fund’s assets under management and tracking error, noting that a Fund’s ability to replicate an underlying index rather than employ representative sampling depends, in part, upon the Fund’s size. Based on the foregoing, the Board determined that the proposed advisory fees paid by the Funds are reasonable in relation to the nature and quality of the services provided by the Advisor.

Costs of Services Provided to the Funds and Profits Realized by the Advisor and its Affiliates. The Board reviewed information about the profitability of the Funds to the Advisor based on the advisory fees payable under the current Investment Advisory Agreement for the last calendar year. The Board analyzed the Funds’ expenses, including the investment advisory fees paid to the Advisor, and reviewed the FUSE reports. The Board noted that the Advisor had contractually agreed to pay all operating expenses of the Funds, including the cost of index licensing fees, transfer agency, custody, fund administration, legal, audit and other services, except management fees, interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, extraordinary expenses, distribution fees, and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. In addition to those expenses listed above, the Board noted that for each Fund (with the exception of the Guggenheim S&P MidCap 400® Equal Weight ETF, Guggenheim S&P SmallCap 600® Equal Weight ETF, Guggenheim MSCI Emerging Markets Equal Country Weight ETF, and Guggenheim S&P 500® Equal Weight Real Estate ETF), the Advisor also had contractually agreed to pay expenses of the Independent Trustees, including any Trustees’ counsel fees. The Board also reviewed information regarding the direct revenue received by the Advisor and ancillary revenue, if any, received by the Advisor and/or its affiliates in connection with the services provided to the Funds by the Advisor and/or its affiliates. The Board also discussed the Advisor’s profit margin, including the expense allocation methodology used in the Advisor’s profitability analysis. Based on the foregoing, the Board determined that the profit to the Advisor on the fees paid by the Funds is not excessive in view of the nature and quality of the services provided by the Advisor.

Economies of Scale. The Board considered the absence of breakpoints in the Advisor’s fee schedule and reviewed information regarding the extent to which economies of scale or other efficiencies may result from increases in the Funds’ asset levels. The Board noted that the Funds’ advisory fee rates are not subject to breakpoints as Fund assets increase, but the Board also considered the Advisor’s assertion that future economies of scale had been taken into consideration initially by fixing low advisory fees for the Funds, effectively sharing the benefits of lower fees with the Funds from inception. The Board noted that it intends to continue to monitor fees as each Fund grows in size and assess whether fee breakpoints may be warranted.

GUGGENHEIM ETFs ANNUAL REPORT | 123

OTHER INFORMATION (Unaudited)(continued)

Other Benefits to the Advisor and/or its Affiliates. In addition to evaluating the Advisor’s services, the Board considered the nature and amount of other benefits to be received by the Advisor and its affiliates as a result of their relationship with the Funds, including any intangible benefits to the Advisor. In particular, the Board considered the nature, extent, quality, and cost of certain distribution and shareholder services performed by the Advisor’s affiliate, Guggenheim Funds Distributors, LLC, under the distribution agreement and Distribution Plan pursuant to Rule 12b-1 of the 1940 Act. In light of the costs of providing services pursuant to the separate agreements as well as the Advisor’s and its affiliate’s commitment to the Funds, the Board concluded the ancillary benefits the Advisor and its affiliates received were reasonable.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement were reasonable, and that approval of the continuation of the Investment Advisory Agreement was in the best interests of the Funds and their shareholders.

Board Considerations in Approving the Investment Advisory Agreement for the Guggenheim Multi-Factor Large Cap ETF

The Board of Trustees (the “Board”) of Rydex ETF Trust (the “Trust”), including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, of the Trust (“Independent Trustees”), attended an in-person meeting held on March 2, 2017 (the “March Meeting”), called for the purpose of, among other things, the consideration of, and voting on, the approval of the investment advisory agreement (the “Investment Advisory Agreement”) between the Trust and Security Investors, LLC (the “Advisor”) applicable to the Guggenheim Multi-Factor Large Cap ETF, a new series of the Trust (the “Fund”). The Board unanimously approved the Investment Advisory Agreement based on the Board’s review of qualitative and quantitative information provided by the Advisor.

Prior to reaching the conclusion to approve the Investment Advisory Agreement, the Independent Trustees requested and obtained from the Advisor such information as the Independent Trustees deemed reasonably necessary to evaluate the Investment Advisory Agreement. In addition, the Board received a memorandum from the independent legal counsel to the Independent Trustees regarding the Board’s fiduciary responsibilities under state and federal law with respect to the Board’s consideration of the approval of investment advisory agreements and participated in question and answer sessions with representatives of the Advisor. The Independent Trustees also carefully considered information they received about the Advisor throughout the year as part of their regular oversight of the other series of the Trust. At the March Meeting, the Board obtained and reviewed a wide variety of information, including certain comparative information regarding the Fund’s fees and expenses relative to the fees and expenses of other comparable funds (the “FUSE reports”). The Independent Trustees carefully evaluated this information, met in executive session outside the presence of fund management, and were advised by independent legal counsel with respect to their deliberations.

At the March Meeting, the Board, including the Independent Trustees, evaluated a number of factors, including among others: (a) the nature, extent and quality of the investment advisory and other services to be provided by the Advisor; (b) the Advisor’s substantial commitment to the recruitment and retention of high quality personnel; (c) a comparison of the Fund’s projected advisory fees to the advisory fees charged to comparable funds or accounts, giving special attention to the existence of economies of scale and the absence of breakpoints in these fees and the Advisor’s rationale for not providing for breakpoints at this point in time; (d) the Fund’s expected overall fees and operating expenses compared with those of similar funds; (e) the level of the Advisor’s anticipated profitability from its Fund related operations; (f) the Advisor’s compliance processes and systems; (g) the Advisor’s compliance policies and procedures; (h) the Advisor’s reputation, expertise and resources in the financial markets; (i) the Advisor’s performance with respect to other existing series of the Trust; (j) other expected benefits to the Advisor and/or its affiliates from their relationship to the Fund; and (k) the Advisor’s maintenance of operational resources necessary to manage the Fund in a professional manner consistent with the best interests of the Fund and its shareholders. In their deliberations, the Trustees did not identify any particular factor or factors that was controlling, noting that each Trustee could attribute different weights to the various factors considered.

Based on the Board’s deliberations at the March Meeting, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Investment Advisory Agreement are fair and reasonable; (b) concluded that the Advisor’s fees for the Fund are reasonable in light of, and not so disproportionately large as to bear no reasonable relationship to, the services that it provides to such Fund; and (c) agreed to approve the Investment Advisory Agreement based upon the following considerations, among others:

Nature, Extent and Quality of Services to Be Provided by the Advisor. The Board evaluated, among other things, the Advisor’s business, financial resources, quality and quantity of personnel, experience, past performance, the variety and complexity of its investment strategies (including the extent to which the Fund uses derivatives), Fund risk management process, brokerage practices, and the adequacy of its compliance systems and processes, proxy voting policies and practices, and cybersecurity programs. The Board reviewed the scope of services to be provided by the Advisor under the Investment Advisory Agreement and determined that the Advisor was capable of providing high quality advisory services

124 | GUGGENHEIM ETFs ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

to the Fund, as indicated by the nature and quality of services provided by the Advisor in the past for other existing series of the Trust, the firm’s management capabilities, the professional qualifications and experience of its portfolio managers, and its investment and management oversight processes. Based on the foregoing, the Trustees determined that the approval of the Investment Advisory Agreement would enable shareholders of the Fund to receive high quality services at a cost that was appropriate and reasonable.

Fund Expenses and Performance of the Advisor. As the Fund had not yet commenced operations, the Board was not able to consider the Fund’s performance. However, the Board considered the Advisor’s track record of successfully managing funds that seek to track the performance of a benchmark and determined that the Advisor would have the capabilities, resources, and personnel necessary to provide the Fund with a reasonable potential for positive performance. In addition, the Board considered information related to the performance of the Fund’s underlying index as well as the Advisor’s and its affiliates’ experience managing self-indexed funds. The Board also reviewed statistical information provided by the Advisor regarding the Fund’s proposed expense ratio components. The Advisor engaged FUSE Research Network LLC (“FUSE”), an independent, third party research provider, to prepare a report to help the Board compare the Fund’s fees and expenses to those of comparable funds in the Fund’s peer group, and the broader peer universe, as determined by FUSE. In the report, the Fund’s proposed expense ratio components, including advisory fees, waivers/reimbursements, and gross and net total expenses, are compared to those of other funds with shared key characteristics (e.g., asset size, fee structure, sector or industry investment focus) determined by FUSE to comprise the Fund’s applicable peer group. The Board considered the Advisor’s representation that it found the peer groups compiled by FUSE to be appropriate, but also acknowledged the existence of certain differences between the Fund and its peer funds (e.g., specific differences in principal investment strategies and index rebalance frequency) that should be reviewed in context. The Board also discussed the correlation between assets under management and tracking error, noting that the Fund’s ability to replicate its underlying index rather than employ representative sampling will depend, in part, upon the Fund’s size. Based on the foregoing, the Board determined that the proposed advisory fee to be paid by the Fund is reasonable in relation to the nature and quality of the services to be provided by the Advisor.

Costs of Services to Be Provided to the Fund and Expected Profitability of the Advisor and its Affiliates. The Board considered information about the Fund’s expected profitability based on the Fund’s expected expenses, including the investment advisory fees to be paid to the Advisor, described in the Fund’s FUSE report. The Board noted that the Advisor had contractually agreed to pay all operating expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except management fees, interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, extraordinary expenses, distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and expenses of the Independent Trustees, including any Trustees’ counsel fees. With respect to the cost of advisory services provided and the Advisor’s profitability, the Board concluded that it was too early to predict the profitability of the Fund to the Advisor, but noted that they would monitor the Advisor’s profitability with respect to the Fund after the Fund commenced operations.

Economies of Scale. The Board considered the absence of breakpoints in the Advisor’s fee schedule and reviewed information regarding the extent to which economies of scale or other efficiencies may result from increases in the Fund’s asset levels. The Board noted that the Fund’s advisory fee rates are not subject to breakpoints as Fund assets increase, but the Board also considered the Advisor’s assertion that future economies of scale had been taken into consideration initially by fixing low advisory fees for the Fund, effectively sharing the benefits of lower fees with the Fund from inception. The Board noted that it intends to monitor fees as the Fund grows in size and assess whether fee breakpoints may be warranted.

Other Benefits to the Advisor and/or its Affiliates. In addition to evaluating the Advisor’s services, the Board considered the nature and amount of other benefits to be received by the Advisor and its affiliates as a result of their relationship with the Fund, including any intangible benefits to the Advisor. In particular, the Board considered the nature, extent, quality, and cost of certain distribution and shareholder services to be performed by the Advisor’s affiliate, Guggenheim Funds Distributors, LLC, under the distribution agreement and Distribution Plan pursuant to Rule 12b-1 of the 1940 Act. In light of the expected costs of providing services pursuant to the separate agreements as well as the Advisor’s and its affiliate’s commitment to the Fund, the Board concluded the expected ancillary benefits to be received by the Advisor and its affiliates were reasonable.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement were reasonable, and that approval of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

GUGGENHEIM ETFs ANNUAL REPORT | 125

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	Trustee from 2012 to present.	Current: Vice Chairman, Guggenheim Investments (2010-present). Former: President and CEO, certain other funds in the Fund Complex (2012-November 2017); Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	226	Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Guggenheim Partners Investment Management Holdings, LLC (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).
INDEPENDENT TRUSTEES
Angela Brock-Kyle (1959)	Trustee, Member of the Audit Committee, Chairwoman and Member of the Compliance and Risk Oversight Committee, and Member of the Nominating and Governance Committee from 2016 to present.	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm) Former: Senior Leader, TIAA (financial services firm) (1987-2012).	133	Infinity Property & Casualty Corporation (2014-present).
Corey A. Colehour (1945)	Trustee and Member of the Audit Committee from 2003 to present; Member of the Nominating and Governance Committee from 2005 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	133	None.
J. Kenneth Dalton (1941)	Trustee from 2003 to present; Chairman and Member of the Audit Committee from 2003 to present; and Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	133	Epiphany Funds (3) (2009-present).

126 | GUGGENHEIM ETFs ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INDEPENDENT TRUSTEES - concluded
John O. Demaret (1940)	Trustee and Member of the Audit Committee from 2003 to present; Chairman of the Board from 2006 to 2014; Member of the Compliance and Risk Oversight Committee from 2010 to present; Member of the Investment and Performance Committee and Nominating Committee from 2014 to present.	Retired.	133	None.
Werner E. Keller (1940)	Chairman and Trustee of the Board from 2014 to present; Member of the Audit Committee and Governance and Nominating Committee from 2005 to present; Member of the Compliance and Risk Oversight Committee from 2010 to present; and Member of the Investment and Performance Committee from 2014 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	133	None.
Thomas F. Lydon, Jr. (1960)	Trustee, Member of the Audit Committee, and Chairman and Member of the Nominating and Governance Committee from 2005 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	133	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee and Member of the Audit Committee from 2003 to present; Member of the Nominating and Governance Committee, and Member of the Compliance and Risk Oversight Committee from 2005 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	133	None.
Sandra G. Sponem (1958)	Trustee, Member of the Audit Committee, and Chairwoman and Member of the Investment and Performance Committee from 2016 to present.	Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	133	None.

GUGGENHEIM ETFs ANNUAL REPORT | 127

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (1999-present)

Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

Joanna M. Catalucci (1966)	AML Officer (2016-present)

Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2014-present); AML Officer, certain funds in the Fund Complex (2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer (2016-present)

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer (2016-present)

Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director, Guggenheim Investments (2015-present); Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-present).

Former: Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	President (November 2017-present)

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (November 2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary (November 2017-present)	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present)

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

128 | GUGGENHEIM ETFs ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Adam J. Nelson (1979)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer (November 2017-present)

Current: Vice President, Guggenheim Investments (July 2017-present); Assistant Treasurer, certain other funds in the Fund Complex (November 2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (February-June 2017); Senior Analyst of US Fund Administration, HGINA (2014-January 2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser’s parent company.
***	The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.
****	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.

GUGGENHEIM ETFs ANNUAL REPORT | 129

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Guggenheim Investments as used herein refers to Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC as well as the funds in the Guggenheim Funds complex (the “funds”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to personal information about you, we hold ourselves to high standards in its safekeeping and use. This means, most importantly, that we do not sell client or account information to anyone—whether you are a current or former Guggenheim Investments client.

The Information We Collect About You and How We Collect It

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Funds or one of the Guggenheim affiliated companies. “Nonpublic personal information” is personally identifiable information about you. For example it includes your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g. purchase and redemption history).

How We Share Your Personal Information

As a matter of policy, we do not disclose your nonpublic personal information to nonaffiliated third parties except as required or permitted by law. As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below.

To complete certain transactions or account changes that you direct, it may be necessary to provide your personal information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. In connection with servicing your accounts or to alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your personal information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally we will share personal information about you if we are compelled by law to do so, if you direct us to do so with your consent, or in other circumstances as permitted by law.

How We Safeguard Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Guggenheim Investments, access to such information is limited to those who need it to perform their jobs such as servicing your account, resolving problems or informing you of new products and services.

130 | GUGGENHEIM ETFs ANNUAL REPORT

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

10.31.2017

Guggenheim ETFs Funds Annual Report

XLG	Guggenheim S&P 500® Top 50 ETF
RPV	Guggenheim S&P 500® Pure Value ETF
RPG	Guggenheim S&P 500® Pure Growth ETF
RFV	Guggenheim S&P MidCap 400® Pure Value ETF
RFG	Guggenheim S&P MidCap 400® Pure Growth ETF
RZV	Guggenheim S&P SmallCap 600® Pure Value ETF
RZG	Guggenheim S&P SmallCap 600® Pure Growth ETF

GuggenheimInvestments.com	ETF2-ANN-1017x1018

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
MANAGER’S ANALYSIS	6
PORTFOLIO SUMMARY	7
SCHEDULES OF INVESTMENTS	20
STATEMENTS OF ASSETS AND LIABILITIES	38
STATEMENTS OF OPERATIONS	40
STATEMENTS OF CHANGES IN NET ASSETS	42
FINANCIAL HIGHLIGHTS	46
NOTES TO FINANCIAL STATEMENTS	53
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	64
OTHER INFORMATION	65
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	68
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	72

GUGGENHEIM ETFs ANNUAL REPORT | 1

October 31, 2017

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for a selection of our exchange-traded funds (“ETFs”) for the annual fiscal period ended October 31, 2017.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC, the distributor of the Funds, is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview, which follows this letter, followed by the Manager’s Analysis for each ETF.

We are committed to providing investors with innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
November 30, 2017

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Guggenheim S&P 500 Top 50® ETF may not be suitable for all investors. ● The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day. ● In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. ● Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money. ● Unlike many investment companies, the Fund is not actively “managed.” This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.● Tracking error risk refers to the risk that the Advisor may not be able to cause the Fund’s performance to match or correlate to that of the Fund’s Underlying Index, either on a daily or aggregate basis. Tracking error risk may cause the Fund’s performance to be less than you expect. ● Shares may trade below their net asset value (“NAV”). The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on NYSE Arca, Inc. (the “Exchange”), there can be no assurance that an active trading market for shares will develop or be maintained. ● The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. ● Please read the prospectus for more detailed information regarding these and other risks.

Pure style ETFs may not be suitable for all investors. The ETFs are subject to the risk that large-, medium-, and small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole ● Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down. Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company. ● The Funds are subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day. ● In certain circumstances, it may be difficult for the Funds to purchase and sell particular investments within a reasonable time at a fair price. ● Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Funds may lose money. ● Unlike many investment companies, the Funds are not actively “managed.” This means that based on market and economic conditions, the Funds’ performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline. ● Tracking error risk refers to the risk that the Advisor may not be able to cause the Funds’ performance to match or correlate to that of the Funds’ Underlying Index, either on a daily or aggregate basis. Tracking error risk may cause the Funds’ performance to be less than you expect. ● Shares may trade below their net asset value (“NAV”). The NAV of shares will fluctuate with changes in the market value of the Funds’ holdings. In addition, although the Funds’ shares are currently listed on NYSE Arca, Inc. (the “Exchange”), there can be no assurance that an active trading market for shares will develop or be maintained. ● Each Fund is considered nondiversified and can invest a greater portion of its assets in securities of individual issuers than a diversified Fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified Fund. ● Please read the prospectus for more detailed information regarding these and other risks.

2 | GUGGENHEIM ETFs ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	October 31, 2017

The performance of the global economy exceeded expectations in 2017—for the first time in several years—with growth accelerating and the expansion becoming more synchronized across countries. We expect U.S. real gross domestic product (“GDP”) growth to come in at 2.5% in 2017, supported by strong global momentum and favorable financial conditions. Tax cuts are also likely to provide a modest boost as Republicans scrambled to pass a bill before next year’s midterm elections in an effort to save their House and Senate majorities.

While growth has been tepid during this expansion, it has been above potential and there is a growing risk of running too hot. The labor market is already in the early stages of overheating, with the unemployment rate falling to a cycle low of 4.1% in October, underscoring the robust—and unsustainable—trend in job growth. Inflation remains below the Federal Reserve’s (“Fed”) 2% goal as of September.

In this context, the Fed has been emboldened to steadily “normalize” monetary policy in 2017. With two rate hikes and the start of balance sheet runoff already in the books, the last item on the Fed’s to-do list for this year is a third hike, which it is all but certain to deliver in December.

We currently expect 2018 to be a year of overshooting, meaning that the Fed may take short-term rates into restrictive territory in order to cool growth to a more sustainable pace and arrest the drop in the unemployment rate. We see four hikes as opposed to the Fed’s baseline of three, reflecting our expectation for a steeper drop in unemployment, financial conditions that are easing in spite of Fed tightening, and the effects of the tax cuts.

For risk assets, the combination of strong growth and mild inflation was a catalyst for heady gains over the past year. Stocks, particularly interest-rate sensitive sectors like financials, should continue to benefit. But there is limited room to run in this bull market; our analysis of several key economic and market indicators suggests that the current expansion may end as soon as late 2019.

For the 12 months ended October 31, 2017, the Standard & Poor’s 500® (“S&P 500®”) Index* returned 23.63%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 23.44%. The return of the MSCI Emerging Markets Index* was 26.45%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 0.9% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 8.92%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.72% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

GUGGENHEIM ETFs ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	October 31, 2017

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

Russell Top 50® Mega Cap Index measures the performance of the largest companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies and represents approximately 98% of the investable U.S. equity market. The Mega Cap Index includes approximately 50 of the largest securities based on a combination of their market cap and current index membership and represents approximately 40% of the total market capitalization of the Russell 3000.

S&P 100® Index is an unmanaged capitalization-weighted index composed of a subset of 100 common stocks of the S&P 500® Index, representing major blue-chip companies across multiple industry groups.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500® Top 50 ETF Index measures the cap-weighted performance of 50 of the largest companies in the S& P500® Index, reflecting U.S. mega-cap performance. Index constituents are weighted by float-adjusted market capitalization.

S&P 500® Pure Value Index is narrow in focus, containing only those stocks from the S&P (Standard & Poor’s) 500® Index (S&P 500), as selected by S&P, that exhibit strong value characteristics, and weights them by style score. It is a complement to the S&P 500® Value Index, which consists of all value companies in the S&P 500 and measures value across several risk factors, including book value to price ratio, earnings to price ratio, and sales to price ratio. The S&P 500 itself measures the performance of the large-capitalization sector of the U.S. equity market and includes 500 widely held common stocks chosen for market size, liquidity and industry group representation.

S&P 500® Pure Growth Index is narrow in focus, containing only those stocks from the S&P (Standard & Poor’s) 500® Index (S&P 500), as selected by S&P, that exhibit strong growth characteristics, and weights them by style score. It is a complement to the S&P 500® Growth Index, which consists of all growth companies in the S&P 500 and measures growth across several risk factors, including sales growth, earnings change to price and momentum. The S&P 500 itself measures the performance of the large-capitalization sector of the U.S. equity market and includes 500 widely held common stocks chosen for market size, liquidity and industry group representation.

S&P MidCap 400® Index is a capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equity universe and includes 400 domestic mid-cap stocks chosen for market capitalization, liquidity, and industry group representation.

S&P MidCap 400® Pure Value Index is narrow in focus, containing only those S&P (Standard & Poor’s) MidCap 400® Index (S&P 400) companies with strong value characteristics as selected by S&P. It is a complement to the S&P MidCap 400® Value Index, which consists of all value companies in the S&P 400 and measures value across several risk factors, including book value to price ratio, earnings to price ratio, and sales to price ratio. The S&P 400 itself measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P MidCap 400® Pure Growth Index is narrow in focus, containing only those S&P (Standard & Poor’s) MidCap 400® Index (S&P 400) companies with strong growth characteristics as selected by S&P. It is a complement to the S&P MidCap 400® Growth Index, which consists of all growth companies in the S&P 400 and measures growth across several risk factors, including sales growth, earnings change to price and momentum. The S&P 400 itself measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Index is a capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity universe and includes 600 domestic small-cap stocks chosen for market capitalization, liquidity, and industry group representation.

S&P SmallCap 600® Pure Value Index is narrow in focus, containing only those S&P (Standard & Poor’s) SmallCap 600® Index (S&P 600) companies with strong value characteristics as selected by S&P. It is a complement to the S&P SmallCap 600® Value Index, which consists of all value companies in the S&P 600 and measures value across several risk factors, including book value to price ratio, earnings to price ratio, and sales to price ratio. The S&P 600 itself measures the performance of the small-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Growth Index is narrow in focus, containing only those S&P (Standard & Poor’s) SmallCap 600® Index (S&P 400) companies with strong growth characteristics as selected by S&P. It is a complement to the S&P SmallCap 600® Growth Index, which consists of all growth companies in the S&P 600 and measures growth across several risk factors, including sales growth, earnings change to price and momentum. The S&P 600 itself measures the performance of the mid-capitalization sector of the U.S. equity market.

4 | GUGGENHEIM ETFs ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

Shareholder Expense Example

As a shareholder of the Rydex ETF Trust, you incur transaction costs such as creation and redemption fees or brokerage charges, and ongoing costs including advisory fees, trustee fees and, if applicable, distribution fees. All other Trust expenses are paid by the Adviser. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example in the table is based on an investment of $1,000 invested on April 30, 2017 and held for the six months ended October 31, 2017.

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Expense Ratio[1]	Fund Return	Beginning Account Value April 30, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Guggenheim S&P 500® Top 50 ETF	0.20%	9.51%	$ 1,000.00	$ 1,095.10	$ 1.06
Guggenheim S&P 500® Pure Value ETF	0.35%	7.08%	1,000.00	1,070.80	1.83
Guggenheim S&P 500® Pure Growth ETF	0.35%	13.59%	1,000.00	1,135.90	1.88
Guggenheim S&P MidCap 400® Pure Value ETF	0.35%	6.14%	1,000.00	1,061.40	1.82
Guggenheim S&P MidCap 400® Pure Growth ETF	0.35%	8.96%	1,000.00	1,089.60	1.84
Guggenheim S&P SmallCap 600® Pure Value ETF	0.35%	4.39%	1,000.00	1,043.90	1.80
Guggenheim S&P SmallCap 600® Pure Growth ETF	0.35%	8.88%	1,000.00	1,088.80	1.84

Table 2. Based on hypothetical 5% return (before expenses)
Guggenheim S&P 500® Top 50 ETF	0.20%	5.00%	$ 1,000.00	$ 1,024.20	$ 1.02
Guggenheim S&P 500® Pure Value ETF	0.35%	5.00%	1,000.00	1,023.44	1.79
Guggenheim S&P 500® Pure Growth ETF	0.35%	5.00%	1,000.00	1,023.44	1.79
Guggenheim S&P MidCap 400® Pure Value ETF	0.35%	5.00%	1,000.00	1,023.44	1.79
Guggenheim S&P MidCap 400® Pure Growth ETF	0.35%	5.00%	1,000.00	1,023.44	1.79
Guggenheim S&P SmallCap 600® Pure Value ETF	0.35%	5.00%	1,000.00	1,023.44	1.79
Guggenheim S&P SmallCap 600® Pure Growth ETF	0.35%	5.00%	1,000.00	1,023.44	1.79

[1]	Annualized.
[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[3]	Actual cumulative return at net asset value for the period April 30, 2017 to October 31, 2017.

GUGGENHEIM ETFs ANNUAL REPORT | 5

MANAGER’S ANALYSIS (Unaudited)	October 31, 2017

GUGGENHEIM S&P 500® TOP 50 ETF

Guggenheim S&P 500® Top 50 ETF (“XLG”) returned 24.40% for the one-year period ended October 31, 2017. For the year, its benchmark, the S&P 500® Top 50 Index, posted a return of 24.72%.

The Information Technology sector was the largest contributor to the Fund’s performance, followed by Financials and Health Care. No sector detracted from the Fund’s performance. The Telecommunications Services sector contributed least, followed by the Energy and Consumer Staples sectors.

The top contributors to Fund return were Apple, Inc., Microsoft Corp., and JPMorgan Chase & Co. The largest detractors were General Electric Co., Qualcomm, Inc., and Schlumberger NV.

Mega-cap stocks, as represented by the S&P 500® Top 50 Index, outpaced performance of large-cap stocks and mid-cap stocks, but underperformed small-cap stocks. Returns for the S&P 500®, the S&P MidCap 400®, and the S&P SmallCap 600® were 23.63%, 23.48%, and 27.92%, respectively.

Cumulative Fund Performance: October 31, 2007 – October 31, 2017

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2017
	One Year	Three Year	Five Year	10 Year
Guggenheim S&P 500® Top 50 ETF	24.40%	11.41%	14.36%	6.95%
S&P 500 Top 50 Index	24.72%	N/A	N/A	N/A
S&P 500 Top 50 Blended Index[1]	16.62%	7.65%	11.91%	6.25%
Russell Top 50 Mega Cap Index	23.95%	11.11%	14.30%	7.00%
S&P 100 Index	23.17%	10.76%	14.55%	7.11%

The S&P 500 Top 50 Index incepted on 11/30/15. Therefore, the index returns for the time periods listed above are not available.

[1]	Benchmark returns reflect the blended return of the Russell Top 50 Mega Cap Index from 05/04/05 to 01/26/16 and the return of the S&P 500 Top 50 Index from 01/27/16 to 10/31/17.

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

6 | GUGGENHEIM ETFs ANNUAL REPORT

PORTFOLIO SUMMARY (Unaudited)	October 31, 2017

GUGGENHEIM S&P 500® TOP 50 ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
Apple, Inc.	8.1%
Microsoft Corp.	6.0%
Amazon.com, Inc.	4.1%
Facebook, Inc. — Class A	4.0%
Johnson & Johnson	3.5%
Berkshire Hathaway, Inc. — Class B	3.3%
JPMorgan Chase & Co.	3.3%
Exxon Mobil Corp.	3.3%
Alphabet, Inc. — Class A	2.9%
Alphabet, Inc. — Class C	2.9%
Top Ten Total	41.4%

“Ten Largest Holdings” excludes any temporary cash investments.

GUGGENHEIM ETFs ANNUAL REPORT | 7

MANAGER’S ANALYSIS (Unaudited)	October 31, 2017

GUGGENHEIM S&P 500® PURE VALUE ETF

For the one-year period ended October 31, 2017, Guggenheim S&P 500® Pure Value ETF (“RPV”) returned 21.44%. Over the year, its benchmark, the S&P 500® Pure Value Index, posted a return of 21.97%.

For comparison, the S&P 500® Value Index returned 19.59% for the year.

For the period, RPV achieved a correlation of over 99% to its benchmark of the daily price movement of the S&P 500® Pure Value Index.

The Financials sector was the largest contributor to the Fund’s performance during the period, followed by Consumer Discretionary and Energy sectors. The Telecommunications Services sector was the only detractor from performance. The Consumer Staples and Materials sectors contributed least to performance.

Stocks contributing the most to the Fund’s return were Centene Corp., Anthem, Inc., and NRG Energy, Inc. Stocks detracting most from performance were Kroger Co., Frontier Communications Corp. Class B, and Endo International Plc.

Cumulative Fund Performance: October 31, 2007 – October 31, 2017

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2017
	One Year	Three Year	Five Year	10 Year
Guggenheim S&P 500® Pure Value ETF	21.44%	7.00%	16.20%	8.37%
S&P 500 Pure Value Index	21.97%	7.34%	16.62%	8.83%
S&P 500 Value Index	19.59%	8.67%	13.63%	5.58%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

8 | GUGGENHEIM ETFs ANNUAL REPORT

PORTFOLIO SUMMARY (Unaudited)	October 31, 2017

GUGGENHEIM S&P 500® PURE VALUE ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
Berkshire Hathaway, Inc. — Class B	2.6%
Centene Corp.	2.5%
General Motors Co.	2.3%
Arconic, Inc.	2.3%
Anthem, Inc.	2.2%
Valero Energy Corp.	2.1%
Andeavor	1.8%
Prudential Financial, Inc.	1.8%
Assurant, Inc.	1.6%
PulteGroup, Inc.	1.6%
Top Ten Total	20.8%

“Ten Largest Holdings” excludes any temporary cash investments.

GUGGENHEIM ETFs ANNUAL REPORT | 9

MANAGER’S ANALYSIS (Unaudited)	October 31, 2017

GUGGENHEIM S&P 500® PURE GROWTH ETF

For the one-year period ended October 31, 2017, Guggenheim S&P 500® Pure Growth ETF (“RPG”) returned 26.87%. Over the year, its benchmark, the S&P 500® Pure Growth Index, produced a return of 27.34%. For the period, RPG achieved over 99% correlation to its benchmark on a daily basis.

For comparison, the S&P 500® Growth Index returned 26.50% for the year.

The Information Technology, Health Care and Industrials sectors contributed the most to the Fund’s performance. The Energy and Consumer Staples sectors were the only detractors from the Fund’s performance. The Utilities sector contributed least.

Stocks contributing the most to the Fund’s return were NVIDIA Corp., Applied Materials, Inc., and Lam Research Corp. Stocks detracting most from performance were TripAdvisor, Inc., Urban Outfitters, Inc., and Akamai Technologies, Inc.

Cumulative Fund Performance: October 31, 2007 – October 31, 2017

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2017
	One Year	Three Year	Five Year	10 Year
Guggenheim S&P 500® Pure Growth ETF	26.87%	10.10%	17.48%	10.77%
S&P 500 Growth Index	26.50%	12.37%	16.40%	9.25%
S&P 500 Pure Growth Index	27.34%	10.49%	17.91%	11.16%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

10 | GUGGENHEIM ETFs ANNUAL REPORT

PORTFOLIO SUMMARY (Unaudited)	October 31, 2017

GUGGENHEIM S&P 500® PURE GROWTH ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
Applied Materials, Inc.	3.5%
NVIDIA Corp.	3.4%
Lam Research Corp.	2.6%
Align Technology, Inc.	2.5%
Broadcom Ltd.	1.9%
IDEXX Laboratories, Inc.	1.7%
Facebook, Inc. — Class A	1.7%
UnitedHealth Group, Inc.	1.6%
Prologis, Inc.	1.5%
Amazon.com, Inc.	1.5%
Top Ten Total	21.9%

“Ten Largest Holdings” excludes any temporary cash investments.

GUGGENHEIM ETFs ANNUAL REPORT | 11

MANAGER’S ANALYSIS (Unaudited)	October 31, 2017

GUGGENHEIM S&P MIDCAP 400® PURE VALUE ETF

For the one-year period ended October 31, 2017, Guggenheim S&P MidCap 400® Pure Value ETF (“RFV”) returned 23.93%. Over the year, its benchmark, the S&P MidCap 400® Pure Value Index, posted a 24.30% return. RFV achieved over 99% correlation to its benchmark on a daily basis.

For comparison, the S&P MidCap 400® Value Index returned 20.74% for the year.

The Materials, Industrials, and Financials sectors were the largest contributors to the Fund’s performance. The Health Care, Consumer Staples, and Telecommunications Services sectors were the largest detractors from the Fund’s performance.

Stocks contributing the most to the Fund’s return were United States Steel Corp., KB Home, Inc., and Terex Corp. Frontier Communications Corp. Class B, Endo International Plc, and Dean Foods Co. detracted the most from the Fund’s return.

Cumulative Fund Performance: October 31, 2007 – October 31, 2017

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2017
	One Year	Three Year	Five Year	10 Year
Guggenheim S&P MidCap 400® Pure Value ETF	23.93%	8.96%	14.85%	8.00%
S&P MidCap 400 Pure Value Index	24.30%	9.31%	15.24%	8.42%
S&P MidCap 400 Value Index	20.74%	9.31%	14.97%	8.30%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

12 | GUGGENHEIM ETFs ANNUAL REPORT

PORTFOLIO SUMMARY (Unaudited)	October 31, 2017

GUGGENHEIM S&P MIDCAP 400® PURE VALUE ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
KB Home	3.6%
First Solar, Inc.	2.6%
CalAtlantic Group, Inc.	2.2%
Domtar Corp.	2.2%
Arrow Electronics, Inc.	2.0%
Jabil, Inc.	1.9%
CNO Financial Group, Inc.	1.9%
TRI Pointe Group, Inc.	1.9%
PBF Energy, Inc. — Class A	1.8%
AutoNation, Inc.	1.8%
Top Ten Total	21.9%

“Ten Largest Holdings” excludes any temporary cash investments.

GUGGENHEIM ETFs ANNUAL REPORT | 13

MANAGER’S ANALYSIS (Unaudited)	October 31, 2017

GUGGENHEIM S&P MIDCAP 400® PURE GROWTH ETF

For the one-year period ended October 31, 2017, Guggenheim S&P MidCap 400® Pure Growth ETF (“RFG”) returned 26.59%. Over the year, its benchmark, the S&P MidCap 400® Pure Growth Index, returned 27.02%. RFG achieved over 99% correlation to its benchmark on a daily basis.

For comparison, the S&P MidCap 400® Growth Index returned 25.50% for the year.

The Information Technology, Health Care, and Consumer Discretionary sectors contributed the most to the Fund’s performance. No sector detracted from performance. The Utilities, Energy and Consumer Staples sectors contributed least to the Fund’s performance.

Stocks contributing the most to return were Cognex Corp., Abiomed, Inc., and Take-Two Interactive Software, Inc. Stocks detracting the most from return were Dick’s Sporting Goods, Inc., Uniti Group, Inc., and InterDigital, Inc.

Cumulative Fund Performance: October 31, 2007 – October 31, 2017

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2017
	One Year	Three Year	Five Year	10 Year
Guggenheim S&P MidCap 400® Pure Growth ETF	26.59%	7.36%	11.94%	10.08%
S&P MidCap 400 Growth Index	25.50%	11.68%	15.02%	9.50%
S&P MidCap 400 Pure Growth Index	27.02%	7.72%	12.28%	10.43%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

14 | GUGGENHEIM ETFs ANNUAL REPORT

PORTFOLIO SUMMARY (Unaudited)	October 31, 2017

GUGGENHEIM S&P MIDCAP 400® PURE GROWTH ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
Cognex Corp.	3.1%
ABIOMED, Inc.	3.1%
Take-Two Interactive Software, Inc.	2.8%
Thor Industries, Inc.	2.2%
WellCare Health Plans, Inc.	2.2%
LogMeIn, Inc.	2.0%
InterDigital, Inc.	1.9%
Royal Gold, Inc.	1.7%
MarketAxess Holdings, Inc.	1.7%
Domino’s Pizza, Inc.	1.6%
Top Ten Total	22.3%

“Ten Largest Holdings” excludes any temporary cash investments.

GUGGENHEIM ETFs ANNUAL REPORT | 15

MANAGER’S ANALYSIS (Unaudited)	October 31, 2017

GUGGENHEIM S&P SMALLCAP 600® PURE VALUE ETF

For the one-year period ended October 31, 2017, Guggenheim S&P SmallCap 600® Pure Value ETF (“RZV”) returned 17.88%. Over the year, its benchmark, the S&P SmallCap 600® Pure Value Index, returned 18.13%. RZV achieved over 99% correlation to its benchmark on a daily basis.

For comparison, the S&P SmallCap 600® Value Index returned 26.16% for the year.

The largest contributors to the Fund’s performance were the Information Technology, Industrials, and Materials sectors. The Consumer Discretionary and Telecommunications Services sectors were the only ones to detract from performance. The Real Estate sector contributed least to performance.

RH, Inc., Century Aluminum Co., and Exterran Corp. contributed the most to the Fund’s return. Adeptus Health, Inc. Class A, Tuesday Morning Corp., and Vitamin Shoppe, Inc. were the largest detractors from the Fund’s return.

Cumulative Fund Performance: October 31, 2007 – October 31, 2017

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2017
	One Year	Three Year	Five Year	10 Year
Guggenheim S&P SmallCap 600® Pure Value ETF	17.88%	5.12%	13.10%	7.72%
S&P SmallCap 600 Pure Value Index	18.13%	5.40%	13.44%	7.95%
S&P SmallCap 600 Value Index	26.16%	10.85%	15.92%	8.71%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

16 | GUGGENHEIM ETFs ANNUAL REPORT

PORTFOLIO SUMMARY (Unaudited)	October 31, 2017

GUGGENHEIM S&P SMALLCAP 600® PURE VALUE ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
Comtech Telecommunications Corp.	1.7%
RH	1.7%
M/I Homes, Inc.	1.7%
Kelly Services, Inc. — Class A	1.7%
Exterran Corp.	1.6%
QuinStreet, Inc.	1.5%
Select Medical Holdings Corp.	1.4%
AdvanSix, Inc.	1.4%
Meritage Homes Corp.	1.4%
Diplomat Pharmacy, Inc.	1.3%
Top Ten Total	15.4%

“Ten Largest Holdings” excludes any temporary cash investments.

GUGGENHEIM ETFs ANNUAL REPORT | 17

MANAGER’S ANALYSIS (Unaudited)	October 31, 2017

GUGGENHEIM S&P SMALLCAP 600® PURE GROWTH ETF

For the one-year period ended October 31, 2017, Guggenheim S&P SmallCap 600® Pure Growth ETF (“RZG”) returned 35.01%. Over the year, its benchmark, the S&P SmallCap 600® Pure Growth Index, returned 35.39%. RZG achieved over 99% correlation to its benchmark on a daily basis.

For comparison, the S&P SmallCap 600® Growth Index returned 29.44% for the year.

The largest contributors to the Fund’s performance were the Health Care, Financials, and Consumer Discretionary sectors. The Consumer Staples sector was the only detractor from performance. The Utilities and Telecommunications Services sector contributed least.

LendingTree, Inc., Supernus Pharmaceuticals, Inc., and Installed Building Products, Inc. were the holdings contributing the most to the Fund’s return. Progenics Pharmaceuticals, Inc., AMAG Pharmaceuticals, Inc., and Orion Group Holdings, Inc. were the largest detractors.

Cumulative Fund Performance: October 31, 2007 – October 31, 2017

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2017
	One Year	Three Year	Five Year	10 Year
Guggenheim S&P SmallCap 600® Pure Growth ETF	35.01%	12.00%	16.12%	9.99%
S&P SmallCap 600 Growth Index	29.44%	12.76%	16.61%	9.58%
S&P SmallCap 600 Pure Growth Index	35.39%	12.32%	16.44%	10.26%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

18 | GUGGENHEIM ETFs ANNUAL REPORT

PORTFOLIO SUMMARY (Unaudited)	October 31, 2017

GUGGENHEIM S&P SMALLCAP 600® PURE GROWTH ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
LendingTree, Inc.	2.6%
Installed Building Products, Inc.	2.0%
MKS Instruments, Inc.	1.9%
NutriSystem, Inc.	1.7%
Supernus Pharmaceuticals, Inc.	1.6%
Trex Company, Inc.	1.6%
OraSure Technologies, Inc.	1.6%
MiMedx Group, Inc.	1.4%
BioTelemetry, Inc.	1.4%
National Storage Affiliates Trust	1.4%
Top Ten Total	17.2%

“Ten Largest Holdings” excludes any temporary cash investments.

GUGGENHEIM ETFs ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS	October 31, 2017
GUGGENHEIM S&P 500® TOP 50 ETF

	Shares	Value

COMMON STOCKS† - 99.7%

Communications - 22.9%
Amazon.com, Inc.*	25,414	$28,089,586
Facebook, Inc. — Class A*	151,086	27,204,545
Alphabet, Inc. — Class A*	18,998	19,625,694
Alphabet, Inc. — Class C*	19,242	19,562,187
AT&T, Inc.	391,366	13,169,466
Verizon Communications, Inc.	260,021	12,447,205
Cisco Systems, Inc.	318,705	10,883,776
Comcast Corp. — Class A	299,831	10,802,911
Walt Disney Co.	98,382	9,622,743
Priceline Group, Inc.*	3,126	5,976,787
Total Communications		157,384,900

Consumer, Non-cyclical - 22.6%
Johnson & Johnson	171,079	23,850,123
Procter & Gamble Co.	162,539	14,033,617
Pfizer, Inc.	380,393	13,336,579
UnitedHealth Group, Inc.	61,628	12,955,438
Coca-Cola Co.	244,684	11,250,571
Philip Morris International, Inc.	98,999	10,359,255
PepsiCo, Inc.	91,053	10,036,772
Merck & Company, Inc.	174,341	9,604,446
AbbVie, Inc.	101,609	9,170,212
Amgen, Inc.	46,510	8,149,483
Altria Group, Inc.	122,290	7,853,464
Medtronic plc	86,341	6,952,177
Bristol-Myers Squibb Co.	104,530	6,445,320
Gilead Sciences, Inc.	83,241	6,239,745
Celgene Corp.*	49,868	5,035,172
Total Consumer, Non-cyclical		155,272,374

Technology - 19.7%
Apple, Inc.	329,235	55,653,883
Microsoft Corp.	490,945	40,836,805
Intel Corp.	299,516	13,624,983
Oracle Corp.	192,482	9,797,334
International Business Machines Corp.	55,244	8,510,891
Broadcom Ltd.	25,916	6,839,492
Total Technology		135,263,388

Financial - 16.5%
Berkshire Hathaway, Inc. — Class B*	122,646	22,927,443
JPMorgan Chase & Co.	224,300	22,566,823
Bank of America Corp.	625,426	17,130,418
Wells Fargo & Co.	284,764	15,986,651
Visa, Inc. — Class A	116,605	12,824,218
Citigroup, Inc.	173,666	12,764,451
Mastercard, Inc. — Class A	59,518	8,854,493
Total Financial		113,054,497

Industrial - 6.9%
General Electric Co.	551,862	11,125,538
Boeing Co.	35,416	9,136,620
3M Co.	38,039	8,756,197
Honeywell International, Inc.	48,592	7,005,023
Union Pacific Corp.	51,016	5,907,143
United Technologies Corp.	47,349	5,670,516
Total Industrial		47,601,037

Energy - 6.1%
Exxon Mobil Corp.	270,085	22,511,585
Chevron Corp.	120,788	13,998,121
Schlumberger Ltd.	88,566	5,668,224
Total Energy		42,177,930

Consumer, Cyclical - 5.0%
Home Depot, Inc.	75,139	12,456,543
McDonald’s Corp.	51,629	8,617,396
Wal-Mart Stores, Inc.	93,299	8,145,936
Starbucks Corp.	92,034	5,047,145
Total Consumer, Cyclical		34,267,020

Total Common Stocks
(Cost $511,569,607)		685,021,146

MONEY MARKET FUND† - 0.2%
Federated U.S. Treasury Cash Reserve Fund — Institutional Shares, 0.89%[1]	1,222,781	1,222,781
Total Money Market Fund
(Cost $1,222,781)		1,222,781

Total Investments - 99.9%
(Cost $512,792,388)		$686,243,927
Other Assets & Liabilities, net - 0.1%		467,191
Total Net Assets - 100.0%		$686,711,118

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7 day yield as of October 31, 2017.
plc — Public Limited Company

See Sector Classification in Other Information section.

20 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2017
GUGGENHEIM S&P 500® TOP 50 ETF

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$685,021,146	$—	$—	$685,021,146
Money Market Fund	1,222,781	—	—	1,222,781
Total Assets	$686,243,927	$—	$—	$686,243,927

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended October 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS	October 31, 2017
GUGGENHEIM S&P 500® PURE VALUE ETF

	Shares	Value

COMMON STOCKS† - 99.8%

Financial - 35.8%
Berkshire Hathaway, Inc. — Class B*	114,820	$21,464,451
Prudential Financial, Inc.	131,577	14,533,996
Assurant, Inc.	135,478	13,635,861
Hartford Financial Services Group, Inc.	236,285	13,007,489
Unum Group	247,610	12,885,625
Lincoln National Corp.	165,438	12,536,893
Allstate Corp.	127,624	11,978,789
XL Group Ltd.	294,235	11,907,690
MetLife, Inc.	210,510	11,279,126
Citigroup, Inc.	148,223	10,894,391
Bank of America Corp.	374,585	10,259,883
Loews Corp.	202,974	10,049,243
Capital One Financial Corp.	100,532	9,267,041
American International Group, Inc.	133,554	8,628,924
Aflac, Inc.	101,688	8,530,606
Travelers Companies, Inc.	60,524	8,016,403
Morgan Stanley	151,611	7,580,550
Regions Financial Corp.	479,781	7,427,010
Everest Re Group Ltd.	29,467	6,996,939
SunTrust Banks, Inc.	111,628	6,721,122
Chubb Ltd.	44,022	6,639,398
Progressive Corp.	127,210	6,188,767
JPMorgan Chase & Co.	59,051	5,941,121
Principal Financial Group, Inc.	86,917	5,723,484
PNC Financial Services Group, Inc.	39,397	5,389,116
Fifth Third Bancorp	184,417	5,329,651
Zions Bancorporation	114,528	5,320,971
Goldman Sachs Group, Inc.	20,939	5,077,289
People’s United Financial, Inc.	233,896	4,364,499
BB&T Corp.	81,463	4,011,238
Bank of New York Mellon Corp.	77,656	3,995,401
Torchmark Corp.	45,219	3,804,274
Wells Fargo & Co.	64,431	3,617,156
Huntington Bancshares, Inc.	248,679	3,431,770
State Street Corp.	35,188	3,237,296
Navient Corp.	252,527	3,146,486
Invesco Ltd.	87,013	3,114,195
Brighthouse Financial, Inc.*	19,135	1,189,814
Total Financial		297,123,958

Consumer, Cyclical - 18.7%
General Motors Co.	450,882	19,378,908
PulteGroup, Inc.	437,354	13,221,212
Ford Motor Co.	1,075,065	13,191,048
DR Horton, Inc.	270,252	11,947,841
Wal-Mart Stores, Inc.	129,523	11,308,654
Lennar Corp. — Class A	175,926	9,793,800
Goodyear Tire & Rubber Co.	296,555	9,071,617
CVS Health Corp.	115,702	7,929,059
Kohl’s Corp.[1]	169,711	7,087,131
BorgWarner, Inc.[1]	133,768	7,052,249
Whirlpool Corp.	41,220	6,757,195
PVH Corp.	49,012	6,215,212
Gap, Inc.[1]	188,577	4,901,116
Costco Wholesale Corp.	28,802	4,639,426
Carnival Corp.	58,198	3,863,765
Target Corp.	62,761	3,705,409
American Airlines Group, Inc.	77,827	3,643,860
Delta Air Lines, Inc.	72,777	3,641,033
Macy’s, Inc.[1]	163,062	3,059,043
Walgreens Boots Alliance, Inc.	42,924	2,844,573
Signet Jewelers Ltd.[1]	32,592	2,137,057
Total Consumer, Cyclical		155,389,208

Consumer, Non-cyclical - 14.2%
Centene Corp.*	218,524	20,469,143
Anthem, Inc.	87,126	18,227,630
Archer-Daniels-Midland Co.	312,767	12,782,787
Tyson Foods, Inc. — Class A	134,586	9,812,665
McKesson Corp.	66,437	9,160,333
Cardinal Health, Inc.	131,313	8,128,275
AmerisourceBergen Corp. — Class A1	102,181	7,862,828
Express Scripts Holding Co.*	105,538	6,468,424
Cigna Corp.	30,195	5,955,058
Kroger Co.	257,538	5,331,037
Patterson Companies, Inc.[1]	143,805	5,320,785
Allergan plc	27,955	4,954,465
DaVita, Inc.*	59,377	3,606,559
Total Consumer, Non-cyclical		118,079,989

Utilities - 8.8%
Exelon Corp.	251,904	10,129,059
Entergy Corp.	114,889	9,910,325
NRG Energy, Inc.	357,168	8,929,200
FirstEnergy Corp.	216,329	7,128,041
Duke Energy Corp.	69,560	6,142,844
AES Corp.	546,957	5,814,153
Consolidated Edison, Inc.	64,021	5,509,007
Public Service Enterprise Group, Inc.	87,058	4,283,254
Eversource Energy	67,252	4,212,665
Ameren Corp.	63,535	3,938,535
Xcel Energy, Inc.	74,862	3,707,166
DTE Energy Co.	30,838	3,406,365
Total Utilities		73,110,614

Energy - 6.7%
Valero Energy Corp.	219,331	17,303,023
Andeavor	140,376	14,913,546
Marathon Petroleum Corp.	214,379	12,807,001
Phillips 66	85,790	7,813,753
Marathon Oil Corp.	184,744	2,627,060
Total Energy		55,464,383

Industrial - 6.5%
Arconic, Inc.	744,803	18,709,452
WestRock Co.	130,891	8,027,545
Fluor Corp.	179,198	7,721,642
Jacobs Engineering Group, Inc.	115,669	6,733,092
Textron, Inc.	101,010	5,327,268
Johnson Controls International plc	100,596	4,163,668

22 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2017
GUGGENHEIM S&P 500® PURE VALUE ETF

	Shares	Value

Eaton Corporation plc	46,308	$3,705,566
Total Industrial		54,388,233

Technology - 3.2%
Xerox Corp.	384,160	11,643,890
HP, Inc.	256,418	5,525,808
Hewlett Packard Enterprise Co.	388,211	5,403,897
Western Digital Corp.	42,994	3,838,074
Total Technology		26,411,669

Communications - 3.2%
CenturyLink, Inc.[1]	562,256	10,677,241
News Corp. — Class A	707,146	9,659,615
News Corp. — Class B1	220,997	3,071,858
AT&T, Inc.	83,439	2,807,722
Total Communications		26,216,436

Diversified - 1.5%
Leucadia National Corp.	489,379	12,381,289

Basic Materials - 1.2%
Mosaic Co.	286,433	6,398,913
Eastman Chemical Co.	39,032	3,544,496
Total Basic Materials		9,943,409

Total Common Stocks
(Cost $761,893,923)		828,509,188

MONEY MARKET FUND† - 0.2%
Federated U.S. Treasury Cash Reserve Fund — Institutional Shares, 0.89%[2]	1,587,127	1,587,127
Total Money Market Fund
(Cost $1,587,127)		1,587,127

	Face Amount

SECURITIES LENDING COLLATERAL††,3 - 1.7%
Repurchase Agreements
Nomura Securities International, Inc. issued 10/31/17 at 1.06% due 11/01/17	$3,324,228	3,324,228
Jefferies LLC issued 10/31/17 at 1.18% due 11/01/17	3,324,228	3,324,228
HSBC Securities (USA), Inc. issued 10/31/17 at 1.04% due 11/01/17	3,324,228	3,324,228
Citigroup Global Markets, Inc. issued 10/31/17 at 1.07% due 11/01/17	3,324,228	3,324,228
Merrill Lynch, Pierce, Fenner & Smith, Inc. issued 10/31/17 at 1.05% due 11/01/17	985,082	985,082
Total Securities Lending Collateral
(Cost $14,281,994)		14,281,994

Total Investments - 101.7%
(Cost $777,763,044)		$844,378,309
Other Assets & Liabilities, net - (1.7)%		(13,871,609)
Total Net Assets - 100.0%		$830,506,700

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at October 31, 2017 — See Note 5.
[2]	Rate indicated is the 7 day yield as of October 31, 2017.
[3]	Securities lending collateral — See Note 5.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2017
GUGGENHEIM S&P 500® PURE VALUE ETF

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$828,509,188	$—	$—	$828,509,188
Money Market Fund	1,587,127	—	—	1,587,127
Securities Lending Collateral	—	14,281,994	—	14,281,994
Total Assets	$830,096,315	$14,281,994	$—	$844,378,309

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended October 31, 2017, there were no transfers between levels.

24 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2017
GUGGENHEIM S&P 500® PURE GROWTH ETF

	Shares	Value

COMMON STOCKS† - 99.8%

Technology - 22.9%
Applied Materials, Inc.	1,384,379	$78,120,508
NVIDIA Corp.	358,615	74,165,169
Lam Research Corp.	273,481	57,039,932
Broadcom Ltd.	157,437	41,549,199
Microchip Technology, Inc.[1]	310,235	29,410,278
Activision Blizzard, Inc.	405,644	26,565,625
Skyworks Solutions, Inc.[1]	205,236	23,368,171
salesforce.com, Inc.*	208,296	21,317,013
Adobe Systems, Inc.*	114,003	19,968,765
Red Hat, Inc.*	159,503	19,272,747
Electronic Arts, Inc.*	143,351	17,144,780
Texas Instruments, Inc.	151,315	14,630,647
Fidelity National Information Services, Inc.	151,565	14,059,169
Analog Devices, Inc.	148,653	13,572,018
Cerner Corp.*	191,575	12,935,144
Akamai Technologies, Inc.*	237,999	12,435,448
Citrix Systems, Inc.*	145,207	11,995,550
Fiserv, Inc.*	86,704	11,222,099
QUALCOMM, Inc.	173,853	8,868,242
Total Technology		507,640,504

Consumer, Non-cyclical - 22.4%
Align Technology, Inc.*	235,821	56,356,503
IDEXX Laboratories, Inc.*	231,778	38,514,550
UnitedHealth Group, Inc.	168,652	35,454,022
Quanta Services, Inc.*	808,538	30,506,139
PayPal Holdings, Inc.*	393,159	28,527,617
Constellation Brands, Inc. — Class A	124,333	27,240,117
Aetna, Inc.	128,360	21,825,051
Humana, Inc.	80,959	20,672,881
Biogen, Inc.*	60,602	18,887,220
Total System Services, Inc.	249,775	17,996,289
Celgene Corp.*	172,096	17,376,533
Cintas Corp.	112,520	16,769,981
United Rentals, Inc.*	117,065	16,562,356
Intuitive Surgical, Inc.*	42,426	15,925,024
S&P Global, Inc.	96,733	15,135,813
Gartner, Inc.*	119,738	15,004,369
Incyte Corp.*	131,961	14,944,583
Verisk Analytics, Inc. — Class A*,1	172,699	14,688,050
Becton Dickinson and Co.	68,487	14,291,182
CR Bard, Inc.	41,735	13,650,266
Edwards Lifesciences Corp.*	118,832	12,148,195
Stryker Corp.	75,984	11,767,642
Boston Scientific Corp.*	416,009	11,706,493
Gilead Sciences, Inc.	131,421	9,851,318
Total Consumer, Non-cyclical		495,802,194

Industrial - 14.7%
Corning, Inc.	970,067	30,372,798
Packaging Corporation of America	254,816	29,627,456
Vulcan Materials Co.	203,592	24,787,326
Ingersoll-Rand plc	252,978	22,413,851
Amphenol Corp. — Class A	220,716	19,202,292
Martin Marietta Materials, Inc.	80,755	17,511,722
TransDigm Group, Inc.[1]	62,130	17,241,074
Northrop Grumman Corp.	57,523	16,999,772
Cummins, Inc.	95,427	16,879,128
Illinois Tool Works, Inc.	100,223	15,686,904
Harris Corp.	110,226	15,356,686
FedEx Corp.	66,848	15,094,947
AO Smith Corp.	236,636	14,008,851
Garmin Ltd.[1]	245,623	13,904,718
General Dynamics Corp.	68,407	13,885,253
Xylem, Inc.	184,394	12,267,733
Republic Services, Inc. — Class A	174,126	11,330,379
J.B. Hunt Transport Services, Inc.	95,339	10,143,116
Acuity Brands, Inc.[1]	52,499	8,777,833
Total Industrial		325,491,839

Financial - 13.5%
Prologis, Inc. REIT	501,110	32,361,684
E*TRADE Financial Corp.*	577,084	25,155,092
Intercontinental Exchange, Inc.	326,676	21,593,284
UDR, Inc. REIT	549,565	21,317,625
American Tower Corp. — Class A REIT	131,506	18,893,467
Apartment Investment & Management Co. — Class A REIT	428,605	18,850,048
Host Hotels & Resorts, Inc. REIT	819,274	16,024,999
AvalonBay Communities, Inc. REIT	86,785	15,736,724
Digital Realty Trust, Inc. REIT	122,635	14,524,889
Welltower, Inc. REIT	208,669	13,972,476
Duke Realty Corp. REIT	468,904	13,354,386
Charles Schwab Corp.	281,661	12,629,679
Arthur J Gallagher & Co.	199,324	12,623,189
Mastercard, Inc. — Class A	83,470	12,417,832
GGP, Inc. REIT	581,784	11,321,517
Extra Space Storage, Inc. REIT	124,142	10,128,746
Marsh & McLennan Companies, Inc.	120,946	9,788,160
Discover Financial Services	143,507	9,547,521
Kimco Realty Corp. REIT	500,742	9,093,475
Total Financial		299,334,793

Communications - 13.4%
Facebook, Inc. — Class A*	208,390	37,522,703
Amazon.com, Inc.*	28,960	32,008,909
Charter Communications, Inc. — Class A*	80,654	26,952,147
Priceline Group, Inc.*	13,436	25,689,095
Netflix, Inc.*	118,133	23,204,865
Motorola Solutions, Inc.	246,935	22,357,495
Scripps Networks Interactive, Inc. — Class A	261,260	21,757,733
F5 Networks, Inc.*	175,444	21,276,094
Expedia, Inc.[1]	120,607	15,034,869
Time Warner, Inc.	144,419	14,194,944
VeriSign, Inc.*,1	111,370	11,974,502
CBS Corp. — Class B	211,605	11,875,273
Comcast Corp. — Class A	288,758	10,403,951
Alphabet, Inc. — Class A*	6,558	6,774,676

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (continued)	October 31, 2017
GUGGENHEIM S&P 500® PURE GROWTH ETF

	Shares	Value

Alphabet, Inc. — Class C*	6,583	$6,692,541
Discovery Communications, Inc. — Class C*	292,609	5,211,366
Discovery Communications, Inc. — Class A*,1	202,380	3,820,934
Total Communications		296,752,097

Consumer, Cyclical - 10.7%
Ulta Beauty, Inc.*	136,721	27,588,931
Starbucks Corp.	431,136	23,643,499
LKQ Corp.*	619,863	23,362,636
Dollar Tree, Inc.*	255,464	23,311,090
Darden Restaurants, Inc.	261,881	21,544,950
Michael Kors Holdings Ltd.*	415,508	20,280,945
United Continental Holdings, Inc.*	273,698	16,005,859
Ross Stores, Inc.	230,595	14,640,477
Dollar General Corp.	174,441	14,101,810
Marriott International, Inc. — Class A1	111,606	13,334,685
Southwest Airlines Co.	193,138	10,402,413
Hasbro, Inc.	95,778	8,868,085
Harley-Davidson, Inc.[1]	182,559	8,642,343
O’Reilly Automotive, Inc.*	36,005	7,595,254
Advance Auto Parts, Inc.	55,213	4,513,111
Total Consumer, Cyclical		237,836,088

Basic Materials - 1.7%
Albemarle Corp.[1]	184,719	26,025,060
Newmont Mining Corp.	349,357	12,632,749
Total Basic Materials		38,657,809

Utilities - 0.5%
American Water Works Company, Inc.	115,829	10,165,153

Total Common Stocks
(Cost $1,683,668,144)		2,211,680,477

MONEY MARKET FUND† - 0.2%
Federated U.S. Treasury Cash Reserve Fund — Institutional Shares, 0.89%[2]	3,373,453	3,373,453
Total Money Market Fund
(Cost $3,373,453)		3,373,453

	Face Amount

SECURITIES LENDING COLLATERAL††,3 - 1.9%
Repurchase Agreements
Jefferies LLC issued 10/31/17 at 1.14% due 11/01/17	$9,923,728	9,923,728
Cantor Fitzgerald Securities issued 10/31/17 at 1.08% due 11/01/17	9,923,728	9,923,728
Daiwa Capital Markets America issued 10/31/17 at 1.08% due 11/01/17	9,923,728	9,923,728
Citigroup Global Markets, Inc. issued 10/31/17 at 1.07% due 11/01/17	6,561,499	6,561,499
State of Wisconsin Investment Board issued 10/31/17 at 1.21% due 11/01/17	5,538,023	5,538,023
Citibank issued 10/31/17 at 1.05% due 11/01/17	764,885	764,885
Total Securities Lending Collateral
(Cost $42,635,591)		42,635,591

Total Investments - 101.9%
(Cost $1,729,677,188)		$2,257,689,521
Other Assets & Liabilities, net - (1.9)%		(42,733,044)
Total Net Assets - 100.0%		$2,214,956,477

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2017 — See Note 5.
[2]	Rate indicated is the 7 day yield as of October 31, 2017.
[3]	Securities lending collateral — See Note 5.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

26 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2017
GUGGENHEIM S&P 500® PURE GROWTH ETF

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$2,211,680,477	$—	$—	$2,211,680,477
Money Market Fund	3,373,453	—	—	3,373,453
Securities Lending Collateral	—	42,635,591	—	42,635,591
Total Assets	$2,215,053,930	$42,635,591	$—	$2,257,689,521

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended October 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS	October 31, 2017
GUGGENHEIM S&P MIDCAP 400® PURE VALUE ETF

	Shares	Value

COMMON STOCKS† - 99.8%

Financial - 22.1%
CNO Financial Group, Inc.	83,521	$2,001,998
Reinsurance Group of America, Inc. — Class A	12,454	1,860,379
Kemper Corp.[1]	25,387	1,627,307
First American Financial Corp.	29,244	1,591,459
Old Republic International Corp.[1]	75,470	1,531,286
Hanover Insurance Group, Inc.	13,308	1,309,241
Jones Lang LaSalle, Inc.	9,353	1,211,120
Genworth Financial, Inc. — Class A*	352,369	1,166,341
Legg Mason, Inc.[1]	28,687	1,095,270
Aspen Insurance Holdings Ltd.	23,967	1,028,184
Quality Care Properties, Inc. REIT*	60,440	956,765
Medical Properties Trust, Inc. REIT[1]	70,247	929,368
American Financial Group, Inc.	8,344	880,209
Alleghany Corp.*	1,543	873,677
Umpqua Holdings Corp.	39,837	815,065
WR Berkley Corp.	11,612	796,351
Cousins Properties, Inc. REIT	85,366	770,001
Stifel Financial Corp.	11,007	583,701
Associated Banc-Corp.	21,718	549,465
LaSalle Hotel Properties REIT[1]	19,282	543,945
TCF Financial Corp.	26,723	486,893
Mercury General Corp.[1]	8,384	469,252
Janus Henderson Group plc[1]	13,281	461,515
CoreCivic, Inc. REIT	15,815	389,998
Total Financial		23,928,790

Industrial - 21.5%
Arrow Electronics, Inc.*	25,227	2,108,726
Jabil, Inc.[1]	74,051	2,094,162
Tech Data Corp.*,1	19,610	1,819,219
Terex Corp.	34,494	1,625,012
Avnet, Inc.	40,538	1,613,412
Trinity Industries, Inc.	43,926	1,428,474
SYNNEX Corp.	9,829	1,325,736
KLX, Inc.*	23,264	1,276,263
Ryder System, Inc.	15,632	1,267,443
AECOM*	35,913	1,259,110
AGCO Corp.	16,401	1,124,617
Owens-Illinois, Inc.*	42,150	1,006,964
KBR, Inc.[1]	46,653	915,798
Vishay Intertechnology, Inc.[1]	40,892	909,847
Cree, Inc.*,1	24,313	867,974
Regal Beloit Corp.	8,215	666,647
Werner Enterprises, Inc.[1]	16,222	578,314
Esterline Technologies Corp.*	4,797	454,995
Greif, Inc. — Class A1	8,033	446,072
Kirby Corp.*,1	6,286	445,363
Total Industrial		23,234,148

Consumer, Cyclical - 20.8%
KB Home	140,081	3,842,422
CalAtlantic Group, Inc.[1]	48,581	2,396,987
TRI Pointe Group, Inc.*,1	112,704	1,993,734
AutoNation, Inc.*,1	40,435	1,916,619
Dillard’s, Inc. — Class A1	32,334	1,642,567
Toll Brothers, Inc.	33,760	1,554,310
Dana, Inc.	47,924	1,461,203
GameStop Corp. — Class A1	75,233	1,406,105
Office Depot, Inc.	350,828	1,087,567
World Fuel Services Corp.[1]	35,053	974,473
Big Lots, Inc.[1]	16,368	839,842
Cooper Tire & Rubber Co.[1]	22,409	735,015
Bed Bath & Beyond, Inc.	35,902	714,450
JetBlue Airways Corp.*	30,695	587,809
International Speedway Corp. — Class A1	13,817	536,790
HSN, Inc.	10,755	405,464
American Eagle Outfitters, Inc.[1]	27,039	352,048
Total Consumer, Cyclical		22,447,405

Consumer, Non-cyclical - 15.3%
LifePoint Health, Inc.*,1	37,808	1,820,455
Molina Healthcare, Inc.*,1	26,715	1,812,078
ManpowerGroup, Inc.	14,501	1,787,683
Aaron’s, Inc.	35,521	1,307,173
United Natural Foods, Inc.*,1	32,576	1,262,972
Graham Holdings Co. — Class B	2,115	1,176,892
Adtalem Global Education, Inc.[1]	26,139	965,836
Owens & Minor, Inc.	38,875	955,159
TreeHouse Foods, Inc.*,1	13,311	883,584
Sanderson Farms, Inc.[1]	5,558	831,310
Endo International plc*	125,806	802,642
Mallinckrodt plc*,1	23,050	729,994
Halyard Health, Inc.*	13,135	553,640
Dean Foods Co.[1]	56,018	546,176
Tenet Healthcare Corp.*,1	33,273	475,138
Flowers Foods, Inc.[1]	23,517	447,529
Avon Products, Inc.*	72,804	165,993
Total Consumer, Non-cyclical		16,524,254

Energy - 9.9%
First Solar, Inc.*	50,559	2,771,644
PBF Energy, Inc. — Class A1	67,820	1,964,746
Transocean Ltd.*,1	178,245	1,871,572
HollyFrontier Corp.[1]	40,880	1,510,516
Murphy USA, Inc.*,1	16,322	1,213,704
Rowan Companies plc — Class A*	71,933	1,030,800
Oceaneering International, Inc.	17,186	347,501
Total Energy		10,710,483

Basic Materials - 5.0%
Domtar Corp.	49,912	2,361,836
Reliance Steel & Aluminum Co.	12,175	935,527
Commercial Metals Co.	39,317	765,895
Carpenter Technology Corp.	14,570	725,440
Olin Corp.	15,792	576,882
Total Basic Materials		5,365,580

Communications - 2.6%
Telephone & Data Systems, Inc.[1]	57,674	1,681,198
Frontier Communications Corp.[1]	36,592	443,129

28 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2017
GUGGENHEIM S&P MIDCAP 400® PURE VALUE ETF

	Shares	Value

Cars.com, Inc.*,1	13,970	$332,765
TEGNA, Inc.[1]	24,828	303,646
Total Communications		2,760,738

Utilities - 1.5%
Great Plains Energy, Inc.	31,422	1,031,584
Hawaiian Electric Industries, Inc.	16,506	601,809
Total Utilities		1,633,393

Technology - 1.1%
Leidos Holdings, Inc.	12,060	753,991
Diebold Nixdorf, Inc.[1]	21,165	408,485
Total Technology		1,162,476

Total Common Stocks
(Cost $100,262,314)		107,767,267

MONEY MARKET FUND† - 0.2%
Federated U.S. Treasury Cash Reserve Fund — Institutional Shares, 0.89%[2]	252,223	252,223
Total Money Market Fund
(Cost $252,223)		252,223

	Face Amount

SECURITIES LENDING COLLATERAL††,3 - 12.0%
Repurchase Agreements
HSBC Securities (USA), Inc. issued 10/31/17 at 1.04% due 11/01/17	$3,017,250	3,017,250
Nomura Securities International, Inc. issued 10/31/17 at 1.06% due 11/01/17	3,017,250	3,017,250
Daiwa Capital Markets America issued 10/31/17 at 1.08% due 11/01/17	3,017,250	3,017,250
Cantor Fitzgerald Securities issued 10/31/17 at 1.08% due 11/01/17	3,017,250	3,017,250
Jefferies LLC issued 10/31/17 at 1.14% due 11/01/17	894,088	894,088
Total Securities Lending Collateral
(Cost $12,963,088)		12,963,088

Total Investments - 112.0%
(Cost $113,477,625)		$120,982,578
Other Assets & Liabilities, net - (12.0)%		(12,967,514)
Total Net Assets - 100.0%		$108,015,064

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2017 — See Note 5.
[2]	Rate indicated is the 7 day yield as of October 31, 2017.
[3]	Securities lending collateral — See Note 5.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

 The following table summarizes the inputs used to value the Fund’s investments at October 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$107,767,267	$—	$—	$107,767,267
Money Market Fund	252,223	—	—	252,223
Securities Lending Collateral	—	12,963,088	—	12,963,088
Total Assets	$108,019,490	$12,963,088	$—	$120,982,578

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended October 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS	October 31, 2017
GUGGENHEIM S&P MIDCAP 400® PURE GROWTH ETF

	Shares	Value

COMMON STOCKS† - 99.9%

Consumer, Cyclical - 20.1%
Thor Industries, Inc.	92,929	$12,658,788
Domino’s Pizza, Inc.	52,236	9,559,188
Skechers U.S.A., Inc. — Class A*,1	271,271	8,658,970
Copart, Inc.*,1	231,022	8,383,788
NVR, Inc.*	2,505	8,219,832
Urban Outfitters, Inc.*,1	334,389	8,199,218
Churchill Downs, Inc.[1]	34,091	7,109,678
Wendy’s Co.[1]	430,285	6,544,635
Texas Roadhouse, Inc. — Class A	127,628	6,382,676
Jack in the Box, Inc.[1]	57,484	5,950,169
Papa John’s International, Inc.[1]	86,719	5,901,228
Toro Co.[1]	86,830	5,457,266
Dunkin’ Brands Group, Inc.[1]	83,585	4,937,366
Pool Corp.	38,715	4,675,998
MSC Industrial Direct Company, Inc. — Class A	53,959	4,473,201
Dick’s Sporting Goods, Inc.[1]	120,676	2,952,942
Buffalo Wild Wings, Inc.*,1	24,110	2,849,802
Cheesecake Factory, Inc.[1]	55,978	2,504,456
Brinker International, Inc.[1]	70,613	2,169,231
Total Consumer, Cyclical		117,588,432

Consumer, Non-cyclical - 19.4%
ABIOMED, Inc.*	92,674	17,878,668
WellCare Health Plans, Inc.*	63,668	12,589,710
MarketAxess Holdings, Inc.	55,573	9,669,702
Incorporated Research Holdings, Inc. — Class A*	151,035	8,631,650
Masimo Corp.*	91,673	8,045,222
NuVasive, Inc.*,1	138,611	7,863,402
Bioverativ, Inc.*,1	128,729	7,273,189
Avis Budget Group, Inc.*,1	169,849	7,006,271
CoreLogic, Inc.*	147,594	6,922,159
Bio-Techne Corp.	48,029	6,292,760
HealthSouth Corp.	135,296	6,242,557
Akorn, Inc.*,1	169,282	5,513,515
Post Holdings, Inc.*,1	65,419	5,425,198
Sotheby’s*,1	79,851	4,137,879
Total Consumer, Non-cyclical		113,491,882

Industrial - 18.4%
Cognex Corp.	145,734	17,947,142
Old Dominion Freight Line, Inc.	61,841	7,490,800
Eagle Materials, Inc.[1]	70,563	7,449,336
Littelfuse, Inc.[1]	35,141	7,344,469
Granite Construction, Inc.[1]	111,403	7,095,257
Nordson Corp.	54,532	6,908,659
Carlisle Companies, Inc.	56,758	6,233,731
Coherent, Inc.*	23,266	6,112,211
Zebra Technologies Corp. — Class A*	44,634	5,177,098
Landstar System, Inc.	47,361	4,676,899
Gentex Corp.	237,738	4,614,495
Worthington Industries, Inc.[1]	96,527	4,391,979
Huntington Ingalls Industries, Inc.	18,195	4,236,342
Knight-Swift Transportation Holdings, Inc.*,1	101,322	4,199,797
Curtiss-Wright Corp.	32,369	3,827,634
Woodward, Inc.	48,056	3,716,170
Crane Co.	43,319	3,600,675
EnerSys	37,916	2,630,233
Total Industrial		107,652,927

Financial - 16.7%
Primerica, Inc.[1]	95,072	8,413,872
SLM Corp.*	790,551	8,371,935
First Horizon National Corp.[1]	413,467	7,760,776
First Industrial Realty Trust, Inc. REIT	250,428	7,733,217
Home BancShares, Inc.	331,472	7,451,491
DCT Industrial Trust, Inc. REIT	118,023	6,847,694
Kilroy Realty Corp. REIT	86,919	6,191,240
Brown & Brown, Inc.	119,788	5,970,234
Pinnacle Financial Partners, Inc.	89,342	5,914,440
Uniti Group, Inc. REIT[1]	303,547	5,312,073
Education Realty Trust, Inc. REIT	129,339	4,513,931
Washington Federal, Inc.	128,052	4,456,210
Sterling Bancorp	161,203	4,038,135
Lamar Advertising Co. — Class A REIT[1]	54,562	3,843,347
Bank of the Ozarks[1]	77,637	3,619,437
Weingarten Realty Investors REIT	117,744	3,585,305
Liberty Property Trust REIT	82,397	3,533,183
Total Financial		97,556,520

Technology - 15.8%
Take-Two Interactive Software, Inc.*	149,579	16,550,916
Monolithic Power Systems, Inc.[1]	70,856	8,621,050
Cirrus Logic, Inc.*,1	152,084	8,516,704
Microsemi Corp.*	124,154	6,626,099
IPG Photonics Corp.*	28,800	6,131,808
MSCI, Inc. — Class A	50,186	5,889,829
MAXIMUS, Inc.	85,547	5,682,887
Ultimate Software Group, Inc.*,1	26,527	5,374,105
Medidata Solutions, Inc.*,1	71,220	5,357,881
Integrated Device Technology, Inc.*,1	155,950	4,845,367
Science Applications International Corp.[1]	59,547	4,367,177
NCR Corp.*	128,749	4,131,555
Fair Isaac Corp.	27,778	4,032,254
Broadridge Financial Solutions, Inc.	43,932	3,774,637
CommVault Systems, Inc.*	54,173	2,819,705
Total Technology		92,721,974

Communications - 4.0%
LogMeIn, Inc.	98,902	11,972,087
InterDigital, Inc.	152,303	11,171,425
Total Communications		23,143,512

Basic Materials - 2.9%
Royal Gold, Inc.	121,251	10,198,421
Minerals Technologies, Inc.	97,332	6,998,171
Total Basic Materials		17,196,592

30 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2017
GUGGENHEIM S&P MIDCAP 400® PURE GROWTH ETF

	Shares	Value

Utilities - 1.4%
Southwest Gas Holdings, Inc.	56,900	$4,687,991
MDU Resources Group, Inc.	131,009	3,583,096
Total Utilities		8,271,087

Energy - 1.2%
Murphy Oil Corp.	253,852	6,790,541

Total Common Stocks
(Cost $504,728,550)		584,413,467

MONEY MARKET FUND† - 0.1%
Federated U.S. Treasury Cash Reserve Fund — Institutional Shares, 0.89%[2]	802,762	802,762
Total Money Market Fund
(Cost $802,762)		802,762

	Face Amount

SECURITIES LENDING COLLATERAL††,3 - 5.4%
Repurchase Agreements
Jefferies LLC issued 10/31/17 at 1.18% due 11/01/17	$7,327,093	7,327,093
Nomura Securities International, Inc. issued 10/31/17 at 1.06% due 11/01/17	7,327,093	7,327,093
Citigroup Global Markets, Inc. issued 10/31/17 at 1.07% due 11/01/17	7,327,093	7,327,093
HSBC Securities (USA), Inc. issued 10/31/17 at 1.03% due 11/01/17	5,409,502	5,409,502
State of Wisconsin Investment Board issued 10/31/17 at 1.21% due 11/01/17	4,088,872	4,088,872
Total Securities Lending Collateral
(Cost $31,479,653)		31,479,653

Total Investments - 105.4%
(Cost $537,010,965)		$616,695,882
Other Assets & Liabilities, net - (5.4)%		(31,525,996)
Total Net Assets - 100.0%		$585,169,886

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2017 — See Note 5.
[2]	Rate indicated is the 7 day yield as of October 31, 2017.
[3]	Securities lending collateral — See Note 5.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$584,413,467	$—	$—	$584,413,467
Money Market Fund	802,762	—	—	802,762
Securities Lending Collateral	—	31,479,653	—	31,479,653
Total Assets	$585,216,229	$31,479,653	$—	$616,695,882

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended October 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS	October 31, 2017
GUGGENHEIM S&P SMALLCAP 600® PURE VALUE ETF

	Shares	Value

COMMON STOCKS† - 99.9%

Consumer, Cyclical - 30.0%
RH*,1	44,308	$3,984,175
M/I Homes, Inc.*	117,647	3,929,410
Meritage Homes Corp.*,1	66,832	3,254,718
MDC Holdings, Inc.	80,816	2,993,425
ScanSource, Inc.*	64,742	2,780,669
Wabash National Corp.[1]	122,699	2,760,728
Abercrombie & Fitch Co. — Class A1	182,779	2,454,721
SkyWest, Inc.	51,856	2,442,418
Regis Corp.*	154,220	2,302,505
Sonic Automotive, Inc. — Class A1	103,436	2,053,205
Guess?, Inc.[1]	124,007	2,010,153
Group 1 Automotive, Inc.[1]	24,524	1,926,851
Lithia Motors, Inc. — Class A	16,280	1,842,570
American Axle & Manufacturing Holdings, Inc.*,1	100,076	1,780,352
Red Robin Gourmet Burgers, Inc.*,1	24,898	1,703,023
Perry Ellis International, Inc.*	69,892	1,627,784
Penn National Gaming, Inc.*	61,308	1,599,526
MarineMax, Inc.*,1	85,675	1,589,271
G-III Apparel Group Ltd.*,1	61,639	1,561,932
Haverty Furniture Companies, Inc.	65,427	1,560,434
Cooper-Standard Holdings, Inc.*	13,790	1,537,310
Veritiv Corp.*	44,032	1,415,629
Anixter International, Inc.*	20,234	1,390,076
Barnes & Noble Education, Inc.*,1	252,746	1,377,466
Kirkland’s, Inc.*	114,520	1,339,884
Essendant, Inc.	127,403	1,233,261
Shoe Carnival, Inc.[1]	64,593	1,212,411
Asbury Automotive Group, Inc.*	19,470	1,195,458
EZCORP, Inc. — Class A*	108,405	1,111,151
Core-Mark Holding Company, Inc.[1]	32,086	1,092,849
Express, Inc.*	154,195	1,043,900
Unifi, Inc.*,1	25,390	966,090
Barnes & Noble, Inc.	137,705	963,935
Caleres, Inc.[1]	32,699	893,664
Crocs, Inc.*,1	82,508	841,582
Fossil Group, Inc.*,1	102,888	810,757
Fred’s, Inc. — Class A1	178,313	786,360
Movado Group, Inc.	27,378	758,371
Genesco, Inc.*	29,977	734,437
Ascena Retail Group, Inc.*	375,891	729,229
Ruby Tuesday, Inc.*	258,042	611,560
Big 5 Sporting Goods Corp.[1]	87,575	556,101
Superior Industries International, Inc.	34,179	531,483
J.C. Penney Company, Inc.*,1	187,123	523,944
Finish Line, Inc. — Class A1	56,319	522,077
Vitamin Shoppe, Inc.*,1	84,084	386,786
Cato Corp. — Class A	26,836	345,111
Total Consumer, Cyclical		71,068,752

Consumer, Non-cyclical - 19.2%
Kelly Services, Inc. — Class A	148,911	3,917,847
Select Medical Holdings Corp.*	173,334	3,319,346
Diplomat Pharmacy, Inc.*,1	151,614	3,191,475
Invacare Corp.[1]	198,970	3,084,035
Seneca Foods Corp. — Class A*	81,890	2,948,040
PharMerica Corp.*	90,878	2,662,725
Darling Ingredients, Inc.*	129,908	2,370,821
Integer Holdings Corp.*	45,047	2,189,284
Universal Corp.	37,145	2,130,266
TrueBlue, Inc.*,1	75,458	2,044,912
Providence Service Corp.*	30,897	1,717,873
Andersons, Inc.	41,874	1,568,181
Almost Family, Inc.*	34,578	1,530,077
Myriad Genetics, Inc.*,1	43,727	1,498,962
LSC Communications, Inc.	91,993	1,488,447
FTI Consulting, Inc.*	31,764	1,357,911
Heidrick & Struggles International, Inc.	52,075	1,294,064
Korn/Ferry International	27,527	1,151,454
LHC Group, Inc.*	14,678	980,637
RR Donnelley & Sons Co.	104,110	957,812
Community Health Systems, Inc.*,1	157,440	928,896
Quorum Health Corp.*	145,251	830,836
Kindred Healthcare, Inc.[1]	125,952	762,010
American Public Education, Inc.*	31,775	635,500
Resources Connection, Inc.	34,633	545,470
SUPERVALU, Inc.*	27,707	451,347
Total Consumer, Non-cyclical		45,558,228

Industrial - 15.0%
Greenbrier Companies, Inc.[1]	59,900	3,126,780
Boise Cascade Co.*	85,275	3,022,999
Electro Scientific Industries, Inc.*	158,929	2,843,240
Roadrunner Transportation Systems, Inc.*	282,173	2,483,122
Benchmark Electronics, Inc.*	72,517	2,244,402
ArcBest Corp.	67,970	2,215,822
Atlas Air Worldwide Holdings, Inc.*,1	35,050	2,150,318
Sanmina Corp.*	64,100	2,097,673
Olympic Steel, Inc.	89,131	1,682,793
Briggs & Stratton Corp.	63,327	1,595,840
Hub Group, Inc. — Class A*	34,416	1,490,213
Echo Global Logistics, Inc.*,1	55,439	1,333,308
Plexus Corp.*	17,873	1,097,938
AAR Corp.	27,834	1,082,464
General Cable Corp.	45,972	963,113
Aegion Corp. — Class A*	36,931	860,123
DXP Enterprises, Inc.*	26,546	851,330
LSB Industries, Inc.*	106,324	802,746
KapStone Paper and Packaging Corp.	35,543	798,296
Encore Wire Corp.[1]	16,639	751,251
TimkenSteel Corp.*,1	50,347	704,858
Kaman Corp.[1]	11,813	660,819
Powell Industries, Inc.	21,788	631,416
Total Industrial		35,490,864

Financial - 14.3%
Encore Capital Group, Inc.*,1	62,344	2,895,879
American Equity Investment Life Holding Co.	79,356	2,341,796
United Insurance Holdings Corp.	141,395	2,225,557

32 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2017
GUGGENHEIM S&P SMALLCAP 600® PURE VALUE ETF

	Shares	Value

INTL FCStone, Inc.*	47,804	$1,984,344
World Acceptance Corp.*,1	21,673	1,896,388
Third Point Reinsurance Ltd.*,1	105,834	1,767,428
Banc of California, Inc.[1]	81,684	1,719,448
Enova International, Inc.*	112,297	1,667,610
Infinity Property & Casualty Corp.	15,780	1,488,843
Maiden Holdings Ltd.[1]	169,024	1,394,448
Selective Insurance Group, Inc.	19,627	1,169,769
United Fire Group, Inc.[1]	24,397	1,124,458
HCI Group, Inc.	29,292	1,097,278
Stewart Information Services Corp.	28,132	1,067,328
Horace Mann Educators Corp.	23,552	1,031,578
Employers Holdings, Inc.[1]	21,125	1,007,663
Investment Technology Group, Inc.	42,554	998,742
Opus Bank*,1	37,164	962,548
HomeStreet, Inc.*	32,348	939,709
Navigators Group, Inc.[1]	14,478	839,724
Capstead Mortgage Corp. REIT	95,050	838,341
Chesapeake Lodging Trust REIT	27,100	756,090
OFG Bancorp	83,936	747,030
Waddell & Reed Financial, Inc. — Class A1	34,742	649,328
Safety Insurance Group, Inc.	7,858	645,928
ARMOUR Residential REIT, Inc. REIT	21,467	537,748
Total Financial		33,795,003

Communications - 7.4%
Comtech Telecommunications Corp.	185,243	3,984,577
QuinStreet, Inc.*	391,933	3,488,203
Gannett Company, Inc.[1]	275,358	2,395,615
New Media Investment Group, Inc.[1]	139,562	2,228,805
Time, Inc.[1]	144,493	1,676,119
Iridium Communications, Inc.*,1	105,309	1,263,708
Scholastic Corp.	26,363	973,849
Spok Holdings, Inc.	45,341	768,530
FTD Companies, Inc.*,1	43,594	470,815
Black Box Corp.	47,289	146,596
Total Communications		17,396,817

Energy - 6.7%
Exterran Corp.*,1	119,389	3,852,684
Noble Corporation plc*,1	557,350	2,318,576
Gulf Island Fabrication, Inc.	145,333	1,911,129
Green Plains, Inc.[1]	78,214	1,439,138
Matrix Service Co.*	89,690	1,264,629
Era Group, Inc.*	115,069	1,238,142
SolarEdge Technologies, Inc.*	31,582	1,037,469
Bristow Group, Inc.[1]	104,144	983,119
Par Pacific Holdings, Inc.*,1	37,357	784,123
SunCoke Energy, Inc.*,1	54,840	608,175
Cloud Peak Energy, Inc.*	115,038	488,912
Total Energy		15,926,096

Basic Materials - 3.8%
AdvanSix, Inc.*	71,645	3,315,013
Century Aluminum Co.*,1	135,995	1,903,930
PH Glatfelter Co.	67,778	1,420,627
Materion Corp.	22,031	1,131,292
Rayonier Advanced Materials, Inc.[1]	46,864	673,436
Clearwater Paper Corp.*	13,805	637,101
Total Basic Materials		9,081,399

Technology - 3.5%
Insight Enterprises, Inc.*	54,697	2,464,099
Virtusa Corp.*,1	39,169	1,494,689
Cohu, Inc.	43,031	1,110,200
ManTech International Corp. — Class A	19,741	916,180
Sykes Enterprises, Inc.*	30,279	876,274
CACI International, Inc. — Class A*	5,290	760,438
Digi International, Inc.*	56,778	590,491
Total Technology		8,212,371

Total Common Stocks
(Cost $228,739,514)		236,529,530

MONEY MARKET FUND† - 0.1%
Federated U.S. Treasury Cash Reserve Fund — Institutional Shares, 0.89%[2]	226,745	226,745
Total Money Market Fund
(Cost $226,745)		226,745

	Face Amount

SECURITIES LENDING COLLATERAL††,3 - 12.2%
Repurchase Agreements
HSBC Securities (USA), Inc. issued 10/31/17 at 1.04% due 11/01/17	$6,748,069	6,748,069
Nomura Securities International, Inc. issued 10/31/17 at 1.06% due 11/01/17	6,748,069	6,748,069
Daiwa Capital Markets America issued 10/31/17 at 1.08% due 11/01/17	6,748,069	6,748,069
Cantor Fitzgerald Securities issued 10/31/17 at 1.08% due 11/01/17	6,748,069	6,748,069
Jefferies LLC issued 10/31/17 at 1.14% due 11/01/17	1,999,609	1,999,609
Total Securities Lending Collateral
(Cost $28,991,885)		28,991,885

Total Investments - 112.2%
(Cost $257,958,144)		$265,748,160
Other Assets & Liabilities, net - (12.2)%		(28,953,568)
Total Net Assets - 100.0%		$236,794,592

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2017
GUGGENHEIM S&P SMALLCAP 600® PURE VALUE ETF

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2017 — See Note 5.
[2]	Rate indicated is the 7 day yield as of October 31, 2017.
[3]	Securities lending collateral — See Note 5.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$236,529,530	$—	$—	$236,529,530
Money Market Fund	226,745	—	—	226,745
Securities Lending Collateral	—	28,991,885	—	28,991,885
Total Assets	$236,756,275	$28,991,885	$—	$265,748,160

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended October 31, 2017, there were no transfers between levels.

34 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2017
GUGGENHEIM S&P SMALLCAP 600® PURE GROWTH ETF

	Shares	Value

COMMON STOCKS† - 99.9%

Consumer, Non-cyclical - 28.1%
LendingTree, Inc.*,1	23,331	$6,253,874
NutriSystem, Inc.[1]	78,943	3,943,203
Supernus Pharmaceuticals, Inc.*,1	92,466	3,846,585
OraSure Technologies, Inc.*	187,818	3,709,406
MiMedx Group, Inc.*,1	262,904	3,333,622
BioTelemetry, Inc.*,1	113,312	3,291,714
Viad Corp.	50,638	2,939,536
Innoviva, Inc.*,1	199,964	2,447,560
Insperity, Inc.	23,950	2,272,855
Lantheus Holdings, Inc.*,1	102,803	2,045,780
Central Garden & Pet Co. — Class A*	54,479	2,010,820
AMN Healthcare Services, Inc.*,1	42,322	1,857,936
Heska Corp.*	18,731	1,826,272
Progenics Pharmaceuticals, Inc.*,1	256,018	1,584,751
LeMaitre Vascular, Inc.[1]	49,494	1,584,303
Cytokinetics, Inc.*,1	110,466	1,507,861
ANI Pharmaceuticals, Inc.*,1	25,879	1,503,052
Cross Country Healthcare, Inc.*	108,742	1,484,328
Cantel Medical Corp.	14,738	1,445,503
SpartanNash Co.	57,586	1,413,737
Ligand Pharmaceuticals, Inc. — Class B*,1	8,465	1,230,387
Enanta Pharmaceuticals, Inc.*,1	24,300	1,206,981
Calavo Growers, Inc.	16,289	1,200,499
Merit Medical Systems, Inc.*,1	29,972	1,140,435
Luminex Corp.	49,677	1,060,604
CryoLife, Inc.*,1	52,196	1,015,212
Capella Education Co.	11,054	900,348
AMAG Pharmaceuticals, Inc.*,1	56,558	887,961
B&G Foods, Inc.[1]	27,623	878,411
Forrester Research, Inc.	18,729	818,458
Neogen Corp.*	9,252	742,010
HMS Holdings Corp.*	37,605	723,520
Navigant Consulting, Inc.*	41,433	717,205
Sucampo Pharmaceuticals, Inc. — Class A*,1	70,877	708,770
US Physical Therapy, Inc.	10,186	692,139
Surmodics, Inc.*	23,253	691,777
Central Garden & Pet Co.*,1	16,338	623,785
Cardtronics plc — Class A*	26,765	612,918
Momenta Pharmaceuticals, Inc.*	37,676	531,232
Eagle Pharmaceuticals, Inc.*,1	9,224	495,790
Total Consumer, Non-cyclical		67,181,140

Industrial - 19.8%
Trex Company, Inc.*,1	33,972	3,718,234
CTS Corp.	115,598	3,144,266
TopBuild Corp.*,1	44,956	2,966,646
Patrick Industries, Inc.*	31,251	2,906,343
Advanced Energy Industries, Inc.*	32,471	2,750,943
II-VI, Inc.*,1	58,975	2,665,670
Tetra Tech, Inc.	50,050	2,464,963
Orion Group Holdings, Inc.*	324,465	2,336,148
TTM Technologies, Inc.*,1	141,982	2,240,476
Griffon Corp.	84,940	1,915,397
John Bean Technologies Corp.[1]	17,001	1,817,407
Fabrinet*,1	47,248	1,756,681
Axon Enterprise, Inc.*,1	73,451	1,687,169
Vicor Corp.*,1	71,581	1,542,571
US Ecology, Inc.	31,499	1,497,777
Lydall, Inc.*	25,870	1,495,286
Quanex Building Products Corp.[1]	63,609	1,396,218
Gibraltar Industries, Inc.*	39,145	1,301,571
MYR Group, Inc.*	35,709	1,138,760
PGT Innovations, Inc.*	80,365	1,133,147
Itron, Inc.*	13,815	1,079,642
ESCO Technologies, Inc.[1]	17,259	1,000,159
AAON, Inc.[1]	26,965	943,775
Simpson Manufacturing Company, Inc.	15,098	841,563
Insteel Industries, Inc.	31,390	802,015
Astec Industries, Inc.	13,462	699,351
Total Industrial		47,242,178

Financial - 17.7%
National Storage Affiliates Trust REIT[1]	130,720	3,240,549
Four Corners Property Trust, Inc. REIT	111,701	2,756,781
Walker & Dunlop, Inc.*,1	39,829	2,186,214
Piper Jaffray Cos.	28,797	2,105,060
First BanCorp*	382,333	1,969,016
BofI Holding, Inc.*,1	65,134	1,752,106
Meta Financial Group, Inc.[1]	19,869	1,733,570
Pacific Premier Bancorp, Inc.*	42,485	1,716,394
Universal Insurance Holdings, Inc.	71,684	1,709,663
LegacyTexas Financial Group, Inc.	40,548	1,617,460
CareTrust REIT, Inc. REIT[1]	85,012	1,606,727
Summit Hotel Properties, Inc. REIT	96,348	1,523,262
ServisFirst Bancshares, Inc.[1]	37,126	1,522,537
WageWorks, Inc.*,1	22,419	1,429,211
Ameris Bancorp[1]	29,595	1,417,601
National Bank Holdings Corp. — Class A	42,565	1,396,983
Lexington Realty Trust REIT	125,829	1,273,389
Northfield Bancorp, Inc.	72,072	1,229,548
United Community Banks, Inc.	43,107	1,181,994
Getty Realty Corp. REIT	41,522	1,179,640
Evercore, Inc. — Class A	13,816	1,106,662
Agree Realty Corp. REIT	19,170	906,549
Customers Bancorp, Inc.*,1	31,454	859,952
Hanmi Financial Corp.	27,530	846,547
Central Pacific Financial Corp.	24,915	775,355
American Assets Trust, Inc. REIT	19,905	772,115
Southside Bancshares, Inc.[1]	20,866	738,865
Tompkins Financial Corp.[1]	7,291	635,192
First Financial Bankshares, Inc.[1]	13,182	601,758
Urstadt Biddle Properties, Inc. — Class A REIT	24,265	527,278
Total Financial		42,317,978

Consumer, Cyclical - 14.3%
Installed Building Products, Inc.*,1	69,185	4,822,194
LGI Homes, Inc.*,1	45,728	2,758,770
Five Below, Inc.*,1	48,888	2,701,061

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (continued)	October 31, 2017
GUGGENHEIM S&P SMALLCAP 600® PURE GROWTH ETF

	Shares	Value

Scientific Games Corp. — Class A*,1	50,674	$2,412,082
LCI Industries[1]	16,935	2,096,553
Fox Factory Holding Corp.*,1	49,003	2,085,078
Ollie’s Bargain Outlet Holdings, Inc.*,1	46,610	2,081,137
Wingstop, Inc.[1]	58,797	1,991,453
iRobot Corp.*,1	28,624	1,923,247
Winnebago Industries, Inc.[1]	33,632	1,653,013
Marcus Corp.	53,091	1,441,421
Dorman Products, Inc.*,1	19,634	1,356,906
Children’s Place, Inc.[1]	10,183	1,107,911
Dave & Buster’s Entertainment, Inc.*	22,754	1,096,743
Hawaiian Holdings, Inc.	27,951	936,359
Zumiez, Inc.*,1	52,812	932,132
Belmond Ltd. — Class A*,1	69,043	907,915
Universal Electronics, Inc.*	12,998	779,880
Tile Shop Holdings, Inc.	48,535	414,974
Chuy’s Holdings, Inc.*,1	16,299	366,728
Francesca’s Holdings Corp.*	36,094	233,528
Total Consumer, Cyclical		34,099,085

Technology - 11.4%
MKS Instruments, Inc.	42,351	4,601,437
Mercury Systems, Inc.*,1	60,244	3,040,515
Nanometrics, Inc.*,1	91,361	2,582,775
Qualys, Inc.*	43,200	2,285,280
Ebix, Inc.[1]	31,659	2,151,229
CEVA, Inc.*	40,708	1,966,196
Omnicell, Inc.*,1	37,716	1,878,257
MaxLinear, Inc. — Class A*,1	71,444	1,748,235
Lumentum Holdings, Inc.*,1	27,669	1,747,297
Rudolph Technologies, Inc.*	51,451	1,427,765
Xperi Corp.	43,525	1,001,075
Progress Software Corp.	23,243	983,876
Rambus, Inc.*	65,662	965,888
SPS Commerce, Inc.*	13,219	649,846
Synchronoss Technologies, Inc.*	33,499	379,544
Total Technology		27,409,215

Communications - 5.9%
TiVo Corp.	140,900	2,557,335
Gigamon, Inc.*,1	59,314	2,283,589
Stamps.com, Inc.*,1	9,751	2,188,124
Shutterstock, Inc.*,1	33,752	1,315,990
Shutterfly, Inc.*,1	30,309	1,294,194
Oclaro, Inc.*,1	143,569	1,187,316
World Wrestling Entertainment, Inc. — Class A1	41,511	1,101,287
Cogent Communications Holdings, Inc.[1]	20,125	1,084,738
8x8, Inc.*	45,010	600,884
NIC, Inc.	26,358	448,086
Total Communications		14,061,543

Basic Materials - 1.9%
Kraton Corp.*	55,552	2,723,714
Balchem Corp.	10,975	925,083
Quaker Chemical Corp.	5,761	894,799
Total Basic Materials		4,543,596

Utilities - 0.8%
South Jersey Industries, Inc.	30,740	1,044,238
California Water Service Group	19,565	821,730
Total Utilities		1,865,968

Total Common Stocks
(Cost $206,412,653)		238,720,703

MONEY MARKET FUND† - 0.1%
Federated U.S. Treasury Cash Reserve Fund — Institutional Shares, 0.89%[2]	219,589	219,589
Total Money Market Fund
(Cost $219,589)		219,589

	Face Amount

SECURITIES LENDING COLLATERAL††,3 - 14.5%
Repurchase Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc. issued 10/31/17 at 1.07% due 11/01/17	$8,033,396	8,033,396
Jefferies LLC issued 10/31/17 at 1.18% due 11/01/17	8,033,396	8,033,396
Nomura Securities International, Inc. issued 10/31/17 at 1.06% due 11/01/17	8,033,396	8,033,396
HSBC Securities (USA), Inc. issued 10/31/17 at 1.03% due 11/01/17	5,930,793	5,930,793
State of Wisconsin Investment Board issued 10/31/17 at 1.21% due 11/01/17	4,483,025	4,483,025
Total Securities Lending Collateral
(Cost $34,514,006)		34,514,006

Total Investments - 114.5%
(Cost $241,146,248)		$273,454,298
Other Assets & Liabilities, net - (14.5)%		(34,550,604)
Total Net Assets - 100.0%		$238,903,694

36 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2017
GUGGENHEIM S&P SMALLCAP 600® PURE GROWTH ETF

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2017 — See Note 5.
[2]	Rate indicated is the 7 day yield as of October 31, 2017.
[3]	Securities lending collateral — See Note 5.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$238,720,703	$—	$—	$238,720,703
Money Market Fund	219,589	—	—	219,589
Securities Lending Collateral	—	34,514,006	—	34,514,006
Total Assets	$238,940,292	$34,514,006	$—	$273,454,298

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended October 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 37

STATEMENTS OF ASSETS AND LIABILITIES	October 31, 2017

	Guggenheim S&P 500® Top 50 ETF	Guggenheim S&P 500® Pure Value ETF	Guggenheim S&P 500® Pure Growth ETF	Guggenheim S&P MidCap 400® Pure Value ETF
Assets:
Investments, at value — including $—, $39,425,682, $113,328,000 and $41,914,539 of securities loaned, respectively	$686,243,927	$830,096,315	$2,215,053,930	$108,019,490
Repurchase agreements, at value	—	14,281,994	42,635,591	12,963,088
Cash	—	292	—	—
Receivables:
Dividends and interest	582,907	663,353	535,317	7,550
Securities lending	244	7,142	15,808	20,260
Total assets	686,827,078	845,049,096	2,258,240,646	121,010,388

Liabilities:
Payable upon return of securities loaned	—	14,281,994	42,635,591	12,963,088
Payable for:
Management fees	115,960	249,822	648,578	32,236
Fund shares redeemed	—	10,580	—	—
Total liabilities	115,960	14,542,396	43,284,169	12,995,324
Commitments and contingent liabilities (Note 8)	—	—	—	—
Net assets	$686,711,118	$830,506,700	$2,214,956,477	$108,015,064

Net assets consist of:
Paid-in capital	$537,427,484	$911,876,702	$1,896,563,108	$122,923,899
Undistributed net investment income	1,330,444	1,096,790	520,667	168,502
Accumulated net realized loss on investments	(25,498,349)	(149,082,057)	(210,139,631)	(22,582,290)
Net unrealized appreciation on investments	173,451,539	66,615,265	528,012,333	7,504,953
Net assets	$686,711,118	$830,506,700	$2,214,956,477	$108,015,064
Shares outstanding (unlimited shares authorized), no par value	3,750,785	13,302,836	21,400,299	1,650,499
Net asset value, offering price and repurchase price per share	$183.08	$62.43	$103.50	$65.44
Cost of investments	$512,792,388	$763,481,050	$1,687,041,597	$100,514,537
Cost of repurchase agreements	—	14,281,994	42,635,591	12,963,088

38 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES (concluded)	October 31, 2017

	Guggenheim S&P MidCap 400® Pure Growth ETF	Guggenheim S&P SmallCap 600® Pure Value ETF	Guggenheim S&P SmallCap 600® Pure Growth ETF
Assets:
Investments, at value — including $123,031,005, $57,877,921 and $98,426,244 of securities loaned, respectively	$585,216,229	$236,756,275	$238,940,292
Repurchase agreements, at value	31,479,653	28,991,885	34,514,006
Receivables:
Dividends and interest	110,352	71,426	12,731
Securities lending	14,436	36,789	20,219
Tax reclaims	—	1,306	—
Total assets	616,820,670	265,857,681	273,487,248

Liabilities:
Payable upon return of securities loaned	31,479,653	28,991,885	34,514,006
Payable for:
Management fees	171,131	71,204	69,548
Total liabilities	31,650,784	29,063,089	34,583,554
Commitments and contingent liabilities (Note 8)	—	—	—
Net assets	$585,169,886	$236,794,592	$238,903,694

Net assets consist of:
Paid-in capital	$573,546,215	$292,001,381	$238,830,815
Undistributed net investment income	542,240	193,870	88,685
Accumulated net realized loss on investments	(68,603,486)	(63,190,675)	(32,323,856)
Net unrealized appreciation on investments	79,684,917	7,790,016	32,308,050
Net assets	$585,169,886	$236,794,592	$238,903,694
Shares outstanding (unlimited shares authorized), no par value	3,900,021	3,350,040	2,150,004
Net asset value, offering price and repurchase price per share	$150.04	$70.68	$111.12
Cost of investments	$505,531,312	$228,966,259	$206,632,242
Cost of repurchase agreements	31,479,653	28,991,885	34,514,006

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 39

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2017

	Guggenheim S&P 500® Top 50 ETF	Guggenheim S&P 500® Pure Value ETF	Guggenheim S&P 500® Pure Growth ETF	Guggenheim S&P MidCap 400® Pure Value ETF
Investment Income:
Dividends	$14,038,599	$19,982,467	$16,828,660	$2,518,046
Income from securities lending	5,663	118,225	221,130	142,604
Interest	6,614	9,517	14,750	1,552
Total investment income	14,050,876	20,110,209	17,064,540	2,662,202

Expenses:
Management fees	1,278,581	3,144,941	6,896,029	595,754
Total expenses	1,278,581	3,144,941	6,896,029	595,754
Net investment income	12,772,295	16,965,268	10,168,511	2,066,448

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(2,514,892)	(49,838,369)	(44,350,122)	(5,696,256)
In-kind redemptions	21,252,092	94,387,017	132,378,545	38,425,462
Net realized gain	18,737,200	44,548,648	88,028,423	32,729,206
Net change in unrealized appreciation (depreciation) on:
Investments	107,309,944	91,626,516	371,208,577	(1,639,552)
Net realized and unrealized gain	126,047,144	136,175,164	459,237,000	31,089,654
Net increase in net assets resulting from operations	$138,819,439	$153,140,432	$469,405,511	$33,156,102

40 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (concluded)

For the Year Ended October 31, 2017

	Guggenheim S&P MidCap 400® Pure Growth ETF	Guggenheim S&P SmallCap 600® Pure Value ETF	Guggenheim S&P SmallCap 600® Pure Growth ETF
Investment Income:
Dividends, net of foreign taxes withheld*	$5,370,866	$2,451,024	$1,304,933
Income from securities lending	150,231	369,232	196,654
Interest	5,923	1,431	1,625
Total investment income	5,527,020	2,821,687	1,503,212

Expenses:
Management fees	1,910,339	782,047	654,179
Total expenses	1,910,339	782,047	654,179
Net investment income	3,616,681	2,039,640	849,033

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(24,213,349)	(25,754,596)	(5,832,263)
In-kind redemptions	59,879,941	50,418,104	24,129,114
Net realized gain	35,666,592	24,663,508	18,296,851
Net change in unrealized appreciation (depreciation) on:
Investments	88,865,358	795,078	33,649,878
Net realized and unrealized gain	124,531,950	25,458,586	51,946,729
Net increase in net assets resulting from operations	$128,148,631	$27,498,226	$52,795,762
* Foreign taxes withheld	$—	$2,029	$—

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 41

STATEMENTS OF CHANGES IN NET ASSETS

	Guggenheim S&P 500® Top 50 ETF		Guggenheim S&P 500® Pure Value ETF
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$12,772,295	$12,457,607	$16,965,268	$17,419,493
Net realized gain (loss) on investments	18,737,200	26,282,967	44,548,648	(45,567,038)
Net change in unrealized appreciation (depreciation) on investments	107,309,944	(9,569,287)	91,626,516	30,087,617
Net increase in net assets resulting from operations	138,819,439	29,171,287	153,140,432	1,940,072

Distributions to shareholders from:
Net investment income	(12,471,172)	(12,305,640)	(16,800,045)	(16,846,207)

Shareholder transactions:
Proceeds from shares purchased	41,498,147	173,560,668	545,805,294	396,931,870
Cost of shares redeemed	(58,937,433)	(108,888,149)	(571,302,183)	(475,391,756)
Net increase (decrease) in net assets resulting from share transactions	(17,439,286)	64,672,519	(25,496,889)	(78,459,886)
Net increase (decrease) in net assets	108,908,981	81,538,166	110,843,498	(93,366,021)

Net assets:
Beginning of year	577,802,137	496,263,971	719,663,202	813,029,223
End of year	$686,711,118	$577,802,137	$830,506,700	$719,663,202
Undistributed net investment income at end of year	$1,330,444	$1,017,450	$1,096,790	$915,703

Changes in shares outstanding:
Shares sold	250,000	1,200,000	9,350,000	8,050,000
Shares redeemed	(350,000)	(750,000)	(9,800,000)	(10,100,000)
Net increase (decrease) in shares	(100,000)	450,000	(450,000)	(2,050,000)

42 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Guggenheim S&P 500® Pure Growth ETF		Guggenheim S&P MidCap 400® Pure Value ETF
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$10,168,511	$14,444,994	$2,066,448	$1,513,592
Net realized gain (loss) on investments	88,028,423	(19,425,940)	32,729,206	(7,941,095)
Net change in unrealized appreciation (depreciation) on investments	371,208,577	(48,938,900)	(1,639,552)	10,946,947
Net increase (decrease) in net assets resulting from operations	469,405,511	(53,919,846)	33,156,102	4,519,444

Distributions to shareholders from:
Net investment income	(13,278,946)	(12,804,542)	(1,979,370)	(1,503,674)

Shareholder transactions:
Proceeds from shares purchased	501,015,089	427,793,413	116,728,819	94,638,501
Cost of shares redeemed	(511,770,658)	(930,069,089)	(205,643,868)	(36,043,334)
Net increase (decrease) in net assets resulting from share transactions	(10,755,569)	(502,275,676)	(88,915,049)	58,595,167
Net increase (decrease) in net assets	445,370,996	(569,000,064)	(57,738,317)	61,610,937

Net assets:
Beginning of year	1,769,585,481	2,338,585,545	165,753,381	104,142,444
End of year	$2,214,956,477	$1,769,585,481	$108,015,064	$165,753,381
Undistributed net investment income at end of year	$520,667	$1,926,363	$168,502	$62,225

Changes in shares outstanding:
Shares sold	5,750,000	5,250,000	1,850,000	1,800,000
Shares redeemed	(5,900,000)	(11,900,000)	(3,300,000)	(750,000)
Net increase (decrease) in shares	(150,000)	(6,650,000)	(1,450,000)	1,050,000

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 43

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Guggenheim S&P MidCap 400® Pure Growth ETF		Guggenheim S&P SmallCap 600® Pure Value ETF
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,616,681	$3,046,768	$2,039,640	$1,265,841
Net realized gain (loss) on investments	35,666,592	12,977,472	24,663,508	(3,100,198)
Net change in unrealized appreciation (depreciation) on investments	88,865,358	(70,464,100)	795,078	11,888,389
Net increase (decrease) in net assets resulting from operations	128,148,631	(54,439,860)	27,498,226	10,054,032

Distributions to shareholders from:
Net investment income	(3,297,427)	(3,174,670)	(1,947,059)	(1,222,224)

Shareholder transactions:
Proceeds from shares purchased	207,728,198	134,585,419	239,701,459	114,670,713
Cost of shares redeemed	(266,029,211)	(328,223,276)	(222,122,975)	(80,027,741)
Net increase (decrease) in net assets resulting from share transactions	(58,301,013)	(193,637,857)	17,578,484	34,642,972
Net increase (decrease) in net assets	66,550,191	(251,252,387)	43,129,651	43,474,780

Net assets:
Beginning of year	518,619,695	769,872,082	193,664,941	150,190,161
End of year	$585,169,886	$518,619,695	$236,794,592	$193,664,941
Undistributed net investment income at end of year	$542,240	$40,670	$193,870	$43,617

Changes in shares outstanding:
Shares sold	1,550,000	1,100,000	3,300,000	2,050,000
Shares redeemed	(2,000,000)	(2,750,000)	(3,150,000)	(1,450,000)
Net increase (decrease) in shares	(450,000)	(1,650,000)	150,000	600,000

44 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Guggenheim S&P SmallCap 600® Pure Growth ETF
	Year Ended October 31, 2017	Year Ended October 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$849,033	$1,817,394
Net realized gain (loss) on investments	18,296,851	(16,149,988)
Net change in unrealized appreciation on investments	33,649,878	1,528,718
Net increase (decrease) in net assets resulting from operations	52,795,762	(12,803,876)

Distributions to shareholders from:
Net investment income	(850,483)	(1,779,427)

Shareholder transactions:
Proceeds from shares purchased	135,684,810	54,819,343
Cost of shares redeemed	(101,636,207)	(113,259,262)
Net increase (decrease) in net assets resulting from share transactions	34,048,603	(58,439,919)
Net increase (decrease) in net assets	85,993,882	(73,023,222)

Net assets:
Beginning of year	152,909,812	225,933,034
End of year	$238,903,694	$152,909,812
Undistributed net investment income at end of year	$88,685	$61,092

Changes in shares outstanding:
Shares sold	1,350,000	650,000
Shares redeemed	(1,050,000)	(1,450,000)
Net increase (decrease) in shares	300,000	(800,000)

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 45

GUGGENHEIM S&P 500® TOP 50 ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Per Share Data:
Net asset value, beginning of period	$150.05	$145.93	$140.87	$123.06	$104.06
Income from investment operations:
Net investment income (loss)[a]	3.35	3.12	3.00	2.74	2.56
Net gain (loss) on investments (realized and unrealized)	32.95	4.09	5.09	17.82	19.05
Total from investment operations	36.30	7.21	8.09	20.56	21.61
Less distributions from:
Net investment income	(3.27)	(3.09)	(3.03)	(2.75)	(2.61)
Total distributions to shareholders	(3.27)	(3.09)	(3.03)	(2.75)	(2.61)
Net asset value, end of period	$183.08	$150.05	$145.93	$140.87	$123.06

Total Return[b]	24.40%	4.99%	5.87%	16.86%	21.07%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$686,711	$577,802	$496,264	$598,797	$523,123
Ratio to average net assets of:
Net investment income (loss)	2.00%	2.13%	2.11%	2.08%	2.28%
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%
Portfolio turnover rate[c]	4%	7%	8%	6%	8%

[a]	Based on average shares outstanding.
[b]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

46 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM S&P 500® PURE VALUE ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Per Share Data:
Net asset value, beginning of period	$52.33	$51.45	$54.14	$46.51	$32.26
Income from investment operations:
Net investment income (loss)[a]	1.11	1.17	1.12	0.90	0.67
Net gain (loss) on investments (realized and unrealized)	10.05	0.81	(2.70)	7.50	14.18
Total from investment operations	11.16	1.98	(1.58)	8.40	14.85
Less distributions from:
Net investment income	(1.06)	(1.10)	(1.11)	(0.77)	(0.60)
Total distributions to shareholders	(1.06)	(1.10)	(1.11)	(0.77)	(0.60)
Net asset value, end of period	$62.43	$52.33	$51.45	$54.14	$46.51

Total Return[b]	21.44%	3.94%	(2.94%)	18.13%	46.39%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$830,507	$719,663	$813,029	$1,275,062	$374,565
Ratio to average net assets of:
Net investment income (loss)	1.89%	2.32%	2.09%	1.74%	1.65%
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Portfolio turnover rate[c]	46%	44%	54%	25%	24%

[a]	Based on average shares outstanding.
[b]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 47

GUGGENHEIM S&P 500® PURE GROWTH ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Per Share Data:
Net asset value, beginning of period	$82.11	$82.93	$78.96	$66.12	$47.80
Income from investment operations:
Net investment income (loss)[a]	0.47	0.59	0.52	0.55	0.44
Net gain (loss) on investments (realized and unrealized)	21.52	(0.95)	3.93	12.81	18.33
Total from investment operations	21.99	(0.36)	4.45	13.36	18.77
Less distributions from:
Net investment income	(0.60)	(0.46)	(0.48)	(0.52)	(0.42)
Return of capital	—	—	—	—	(0.03)
Total distributions to shareholders	(0.60)	(0.46)	(0.48)	(0.52)	(0.45)
Net asset value, end of period	$103.50	$82.11	$82.93	$78.96	$66.12

Total Return[b]	26.87%	(0.42%)	5.65%	20.24%	39.45%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$2,214,956	$1,769,585	$2,338,586	$1,792,516	$760,397
Ratio to average net assets of:
Net investment income (loss)	0.52%	0.74%	0.64%	0.74%	0.76%
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Portfolio turnover rate[c]	58%	67%	62%	46%	44%

[a]	Based on average shares outstanding.
[b]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

48 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM S&P MIDCAP 400® PURE VALUE ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Per Share Data:
Net asset value, beginning of period	$53.46	$50.79	$52.71	$48.42	$35.00
Income from investment operations:
Net investment income (loss)[a]	0.75	0.69	0.86	0.71	0.52
Net gain (loss) on investments (realized and unrealized)	12.01	2.65	(1.96)	4.18	13.46
Total from investment operations	12.76	3.34	(1.10)	4.89	13.98
Less distributions from:
Net investment income	(0.78)	(0.67)	(0.82)	(0.60)	(0.56)
Total distributions to shareholders	(0.78)	(0.67)	(0.82)	(0.60)	(0.56)
Net asset value, end of period	$65.44	$53.46	$50.79	$52.71	$48.42

Total Return[b]	23.93%	6.65%	(2.12%)	10.14%	40.27%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$108,015	$165,753	$104,142	$118,631	$77,503
Ratio to average net assets of:
Net investment income (loss)	1.21%	1.36%	1.62%	1.38%	1.22%
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Portfolio turnover rate[c]	76%	47%	59%	40%	28%

[a]	Based on average shares outstanding.
[b]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 49

GUGGENHEIM S&P MIDCAP 400® PURE GROWTH ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Per Share Data:
Net asset value, beginning of period	$119.22	$128.31	$123.30	$115.31	$88.25
Income from investment operations:
Net investment income (loss)[a]	0.90	0.59	0.70	0.75	1.02
Net gain (loss) on investments (realized and unrealized)	30.73	(9.10)	5.10	7.93	27.10
Total from investment operations	31.63	(8.51)	5.80	8.68	28.12
Less distributions from:
Net investment income	(0.81)	(0.58)	(0.71)	(0.69)	(1.06)
Return of capital	—	—	(0.08)	—	—
Total distributions to shareholders	(0.81)	(0.58)	(0.79)	(0.69)	(1.06)
Net asset value, end of period	$150.04	$119.22	$128.31	$123.30	$115.31

Total Return[b]	26.59%	(6.65%)	4.71%	7.53%	32.07%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$585,170	$518,620	$769,872	$745,942	$737,971
Ratio to average net assets of:
Net investment income (loss)	0.66%	0.48%	0.54%	0.62%	1.01%
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Portfolio turnover rate[c]	81%	78%	102%	75%	72%

[a]	Based on average shares outstanding.
[b]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

50 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM S&P SMALLCAP 600® PURE VALUE ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Per Share Data:
Net asset value, beginning of period	$60.52	$57.76	$62.54	$57.37	$40.04
Income from investment operations:
Net investment income (loss)[a]	0.62	0.47	0.71	0.44	0.56
Net gain (loss) on investments (realized and unrealized)	10.18	2.69	(4.79)	5.14	17.40
Total from investment operations	10.80	3.16	(4.08)	5.58	17.96
Less distributions from:
Net investment income	(0.64)	(0.40)	(0.70)	(0.41)	(0.63)
Total distributions to shareholders	(0.64)	(0.40)	(0.70)	(0.41)	(0.63)
Net asset value, end of period	$70.68	$60.52	$57.76	$62.54	$57.37

Total Return[b]	17.88%	5.50%	(6.60%)	9.73%	45.20%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$236,795	$193,665	$150,190	$171,990	$123,350
Ratio to average net assets of:
Net investment income (loss)	0.91%	0.83%	1.15%	0.73%	1.14%
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Portfolio turnover rate[c]	68%	51%	52%	51%	43%

[a]	Based on average shares outstanding.
[b]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 51

GUGGENHEIM S&P SMALLCAP 600® PURE GROWTH ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Per Share Data:
Net asset value, beginning of period	$82.65	$85.26	$80.56	$74.23	$54.34
Income from investment operations:
Net investment income (loss)[a]	0.46	0.79	0.47	0.31	0.59
Net gain (loss) on investments (realized and unrealized)	28.43	(2.69)	4.70	6.33	19.87
Total from investment operations	28.89	(1.90)	5.17	6.64	20.46
Less distributions from:
Net investment income	(0.42)	(0.71)	(0.47)	(0.31)	(0.54)
Return of capital	—	—	(—)[d]	—	(0.03)
Total distributions to shareholders	(0.42)	(0.71)	(0.47)	(0.31)	(0.57)
Net asset value, end of period	$111.12	$82.65	$85.26	$80.56	$74.23

Total Return[b]	35.01%	(2.20%)	6.42%	8.96%	37.94%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$238,904	$152,910	$225,933	$104,723	$107,630
Ratio to average net assets of:
Net investment income (loss)	0.45%	0.97%	0.55%	0.39%	0.94%
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Portfolio turnover rate[c]	70%	92%	62%	78%	73%

[a]	Based on average shares outstanding.
[b]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.
[d]	Less than $0.01 per share.

52 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 - Organization and Significant Accounting Policies

Organization

Rydex ETF Trust (the “Trust”) is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as an open-ended investment company of the series type, and is authorized to issue an unlimited number of no par value shares. Each portfolio represents a separate series of beneficial interest in the Trust (each a “Fund”, and collectively, the “Funds”), each a non-diversified investment company. The Trust was organized as a Delaware statutory trust on November 22, 2002. At October 31, 2017, the Trust consisted of twenty-three funds.

The financial statements herein relate to the following Funds, whose investment objective is to replicate as closely as possible, before fees and expenses, the daily performance of an index representing publicly traded equity securities (the “Underlying Index”) as follows:

Fund	Underlying Index
Guggenheim S&P 500® Top 50 ETF	S&P 500® Top 50 Index
Guggenheim S&P 500® Pure Value ETF	S&P 500® Pure Value Index
Guggenheim S&P 500® Pure Growth ETF	S&P 500® Pure Growth Index
Guggenheim S&P MidCap 400® Pure Value ETF	S&P MidCap 400® Pure Value Index
Guggenheim S&P MidCap 400® Pure Growth ETF	S&P MidCap 400® Pure Growth Index
Guggenheim S&P SmallCap 600® Pure Value ETF	S&P SmallCap 600® Pure Value Index
Guggenheim S&P SmallCap 600® Pure Growth ETF	S&P SmallCap 600® Pure Growth Index

The Funds seek to achieve their objective by investing in common stocks that comprise the Underlying Index. The Funds use a “replication” strategy to track the Underlying Index. Replication refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index.

The Funds operate as index funds and are not actively managed. Adverse performance of a security in the Funds’ portfolio will ordinarily not result in the elimination of the security from the Funds’ portfolio.

The Funds issue and redeem shares on a continuous basis, at net asset value per share (“NAV”), only in aggregation of 50,000 shares (a “Creation Unit”). Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index.

The Funds invest in various investments which are exposed to risk, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect amounts reported in the financial statements.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of a fund is calculated by dividing the market value of the fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

GUGGENHEIM ETFs ANNUAL REPORT | 53

NOTES TO FINANCIAL STATEMENTS (continued)

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

The Funds invest in money market mutual funds, which are valued at their NAV.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI under the direction of the Board using methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

(b) Repurchase Agreements

The Funds may enter into repurchase agreements with financial institutions. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund’s money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well capitalized and well-established financial institutions whose condition will be continually monitored by GI. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Funds right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Funds could suffer a loss. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Funds, amounts to more than 15% of a Fund’s net assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of GI, liquidity or other considerations so warrant.

(c) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of October 31, 2017, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(d) Investment Transactions and Investment Income

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(e) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

54 | GUGGENHEIM ETFs ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(f) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.07% at October 31, 2017.

(g) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 - Capital

There is a minimum transaction fee per transaction to those persons purchasing or redeeming Creation Units. An additional charge of up to three times the standard transaction fee may be imposed for purchases and redemptions effected outside the National Securities Clearing Corporation usual clearing process or for cash. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV of the Fund on the transaction date. Transaction fees are not charged to or paid by the Funds.

The minimum transaction fees are:

Fund	Minimum Transaction Fee
Guggenheim S&P 500® Top 50 ETF	$500
Guggenheim S&P 500® Pure Value ETF	1,000
Guggenheim S&P 500® Pure Growth ETF	1,000
Guggenheim S&P MidCap 400® Pure Value ETF	750
Guggenheim S&P MidCap 400® Pure Growth ETF	750
Guggenheim S&P SmallCap 600® Pure Value ETF	1,000
Guggenheim S&P SmallCap 600® Pure Growth ETF	1,000

Note 3 - Fees and Other Transactions with Affiliates

GI determines the composition of the portfolio of securities that must be delivered in exchange for the issuance of Creation Units and periodically adjusts the composition of the portfolio of the Funds to conform to changes in the composition of the relevant index. For these services, GI receives a management fee at the annual rate shown below as a percentage of the average daily net assets of the Funds.

Fund	Advisory Fee
Guggenheim S&P 500® Top 50 ETF	0.20%
Guggenheim S&P 500® Pure Value ETF	0.35%
Guggenheim S&P 500® Pure Growth ETF	0.35%
Guggenheim S&P MidCap 400® Pure Value ETF	0.35%
Guggenheim S&P MidCap 400® Pure Growth ETF	0.35%
Guggenheim S&P SmallCap 600® Pure Value ETF	0.35%
Guggenheim S&P SmallCap 600® Pure Growth ETF	0.35%

GI pays all expenses of the Funds, including the cost of transfer agency, custody, fund administration, fund accounting, legal, audit and other services, except: interest, taxes, distribution fees or expenses and extraordinary expenses.

Under a Fund Administration Agreement with the Trust, MUFG Investor Services (US), LLC (“MUIS”) provides various administrative and financial reporting services for the Funds. GI compensates MUIS directly for this service.

Under a Fund Accounting Agreement with the Trust, BNYMellon maintains the books and records of the Funds. Under a Custodian Agreement with the Trust, BNYMellon maintains cash, securities and other assets of the Funds in a separate account for the Funds, keeps all necessary accounts and records, and provides other services. BNYMellon is required, upon the order of the Trust, to deliver securities held by the custodian and to make payments for securities purchased by the Trust for the Funds. Pursuant to a Transfer Agency and Service Agreement with the Trust, BNYMellon acts as a transfer agent for the Trust’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. GI compensates BNYMellon directly for the foregoing services.

The Funds have adopted a Distribution Plan (the “Plan”) that allows the Funds to pay distribution fees to GFD and other firms that provide distribution services (“Service Providers”). If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD will, in turn, pay the Service Provider out of its fees. No such fee is currently charged to the Funds.

Certain trustees and officers of the Trust are also officers of GI and GFD.

GUGGENHEIM ETFs ANNUAL REPORT | 55

NOTES TO FINANCIAL STATEMENTS (continued)

Note 4 - Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Funds’ investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral spread over Treasuries, and other information and analysis.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 - Portfolio Securities Loaned

Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent to earn additional income. The Funds receive cash collateral and/or high grade debt obligations valued at 102% of the market value of domestic securities on loan and 105% of foreign securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business on the preceding business day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. The cash collateral received is held in a separately managed account established for each respective Fund and maintained by the lending agent exclusively for the investment of securities lending cash collateral on behalf of each Fund. The lending agent aggregates the available collateral in all the separately managed accounts to invest in short-term investments valued at amortized cost, which approximates market value. Each separately managed account is allocated a percentage of the aggregated repurchase agreement and the related collateral. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

Each Fund separately receives compensation for lending securities from interest or dividends earned on the cash, cash equivalents, repurchase agreements, or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees paid to the lending agent. Such compensation is accrued daily and payable to the Fund monthly. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. These payments from the borrower are not eligible for reduced tax rates as “qualified dividend income” under the Jobs and Growth Tax Reconciliation Act of 2003. The Funds retain all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. The securities lending income earned by the Funds are disclosed on the Statements of Operations.

56 | GUGGENHEIM ETFs ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received[a]	Net Amount	Cash Collateral	Non-Cash Collateral	Total Collateral
Guggenheim S&P 500® Pure Value ETF	$39,425,682	$(39,425,682)	$—	$14,281,994	$25,677,875	$39,959,869
Guggenheim S&P 500® Pure Growth ETF	113,328,000	(113,328,000)	—	42,635,591	72,580,578	115,216,169
Guggenheim S&P MidCap 400® Pure Value ETF	41,914,539	(41,914,539)	—	12,963,088	29,504,523	42,467,611
Guggenheim S&P MidCap 400® Pure Growth ETF	123,031,005	(123,031,005)	—	31,479,653	93,743,705	125,223,358
Guggenheim S&P SmallCap 600® Pure Value ETF	57,877,921	(57,877,921)	—	28,991,885	29,676,174	58,668,059
Guggenheim S&P SmallCap 600® Pure Growth ETF	98,426,244	(98,426,244)	—	34,514,006	63,977,119	98,491,125

[a]	Actual collateral received by the Funds is greater than the amount shown due to over collateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

The following represents the aggregate collateral balances reinvested by the lending agent on behalf of the Funds with each counterparty for the repurchase agreements at October 31, 2017:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Jefferies LLC			Various U.S. Government obligations and
1.14% - 1.18%			U.S. Government
Due 11/01/17	$31,502,142	$31,503,159	agency securities	$32,569,331	$32,132,190

Nomura Securities International, Inc.			Various U.S. Government obligations and
1.06%			U.S. Government
Due 11/01/17	28,450,036	28,450,875	agency securities	30,031,486	29,019,037

HSBC Securities (USA), Inc.			Various U.S. Government obligations and
1.03% - 1.04%			U.S. Government
Due 11/01/17	24,429,842	24,430,545	agency securities	38,019,782	24,918,538

Daiwa Capital Markets America			Various U.S. Government obligations and
1.08%			U.S. Government
Due 11/01/17	19,689,047	19,689,638	agency securities	40,281,400	20,078,326

Cantor Fitzgerald Securities			Various U.S. Government obligations and
1.08%			U.S. Government
Due 11/01/17	19,689,047	19,689,638	agency securities	98,226,033	20,082,828

Citigroup Global Markets, Inc.			Various U.S. Government obligations and
1.07%			U.S. Government
Due 11/01/17	17,212,820	17,213,332	agency securities	99,930,129	17,557,077

GUGGENHEIM ETFs ANNUAL REPORT | 57

NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
State of Wisconsin Investment Board			Various U.S. Government obligations and
1.21%			U.S. Government
Due 11/01/17	$14,109,920	$14,110,394	agency securities	$13,022,211	$14,491,673

Merrill Lynch, Pierce, Fenner & Smith, Inc.			Various U.S. Government obligations and
1.05% - 1.07%			U.S. Government
Due 11/01/17	9,018,478	9,018,746	agency securities	11,372,449	9,198,848

Citibank			Various U.S. Government obligations and
1.05%			U.S. Government
Due 11/01/17	764,885	764,907	agency securities	722,083	780,183

Each Fund’s exposure to each respective counterparty is identified in the Schedule of Investments. Under the terms of the agreement, each Fund participates in the earnings generated by each security it has exposure to on a pro rata basis.

Note 6 - Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended October 31, 2017 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
Guggenheim S&P 500® Top 50 ETF	$12,471,172	$—	$—	$12,471,172
Guggenheim S&P 500® Pure Value ETF	16,800,045	—	—	16,800,045
Guggenheim S&P 500® Pure Growth ETF	13,278,946	—	—	13,278,946
Guggenheim S&P MidCap 400® Pure Value ETF	1,979,370	—	—	1,979,370
Guggenheim S&P MidCap 400® Pure Growth ETF	3,297,427	—	—	3,297,427
Guggenheim S&P SmallCap 600® Pure Value ETF	1,947,059	—	—	1,947,059
Guggenheim S&P SmallCap 600® Pure Growth ETF	850,483	—	—	850,483

The tax character of distributions paid during the year ended October 31, 2016 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
Guggenheim S&P 500® Top 50 ETF	$12,305,640	$—	$—	$12,305,640
Guggenheim S&P 500® Pure Value ETF	16,846,207	—	—	16,846,207
Guggenheim S&P 500® Pure Growth ETF	12,804,542	—	—	12,804,542
Guggenheim S&P MidCap 400® Pure Value ETF	1,503,674	—	—	1,503,674
Guggenheim S&P MidCap 400® Pure Growth ETF	3,174,670	—	—	3,174,670
Guggenheim S&P SmallCap 600® Pure Value ETF	1,222,224	—	—	1,222,224
Guggenheim S&P SmallCap 600® Pure Growth ETF	1,779,427	—	—	1,779,427

58 | GUGGENHEIM ETFs ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of accumulated earnings/(deficit) as of October 31, 2017 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
Guggenheim S&P 500® Top 50 ETF	$1,330,444	$—	$172,517,131	$(24,563,941)	$—	$149,283,634
Guggenheim S&P 500® Pure Value ETF	1,096,790	—	65,864,365	(148,331,157)	—	(81,370,002)
Guggenheim S&P 500® Pure Growth ETF	520,667	—	526,513,373	(208,640,671)	—	318,393,369
Guggenheim S&P MidCap 400® Pure Value ETF	168,502	—	7,172,013	(22,249,350)	—	(14,908,835)
Guggenheim S&P MidCap 400® Pure Growth ETF	542,240	—	77,921,478	(66,840,047)	—	11,623,671
Guggenheim S&P SmallCap 600® Pure Value ETF	193,870	—	7,295,148	(62,695,807)	—	(55,206,789)
Guggenheim S&P SmallCap 600® Pure Growth ETF	88,685	—	31,344,103	(31,359,909)	—	72,879

Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of October 31, 2017, capital loss carryforwards for the Funds were as follows:

			Unlimited
Fund	Expires in 2018	Expires in 2019	Short-Term	Long-Term	Total Capital Loss Carryforward
Guggenheim S&P 500® Top 50 ETF	$(10,584,384)	$(3,619,667)	$(3,599,557)	$(6,760,333)	$(24,563,941)
Guggenheim S&P 500® Pure Value ETF	—	—	(49,361,184)	(98,969,973)	(148,331,157)
Guggenheim S&P 500® Pure Growth ETF	—	—	(145,983,745)	(62,656,926)	(208,640,671)
Guggenheim S&P MidCap 400® Pure Value ETF	—	—	(14,081,760)	(8,167,590)	(22,249,350)
Guggenheim S&P MidCap 400® Pure Growth ETF	—	—	(54,539,276)	(12,300,771)	(66,840,047)
Guggenheim S&P SmallCap 600® Pure Value ETF	(8,325,244)	—	(30,985,780)	(23,384,783)	(62,695,807)
Guggenheim S&P SmallCap 600® Pure Growth ETF	—	—	(27,706,744)	(3,653,165)	(31,359,909)

For the year ended October 31, 2017, the following capital loss carryforward amounts expired or were utilized:

Fund	Expired	Utilized	Total
Guggenheim S&P 500® Top 50 ETF	$51,313,952	$—	$51,313,952
Guggenheim S&P 500® Pure Value ETF	2,158,232	—	2,158,232
Guggenheim S&P 500® Pure Growth ETF	—	—	—
Guggenheim S&P MidCap 400® Pure Value ETF	1,163,866	—	1,163,866
Guggenheim S&P MidCap 400® Pure Growth ETF	—	—	—
Guggenheim S&P SmallCap 600® Pure Value ETF	5,771,118	—	5,771,118
Guggenheim S&P SmallCap 600® Pure Growth ETF	—	—	—

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, losses deferred due to wash sales, redemption in-kind transactions, and return of capital distributions received. Additional differences may result from the tax treatment of the expiration of capital loss carryforward amounts and non-deductible expenses. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

GUGGENHEIM ETFs ANNUAL REPORT | 59

NOTES TO FINANCIAL STATEMENTS (continued)

The following adjustments were made on the Statements of Assets and Liabilities as of October 31, 2017 for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Guggenheim S&P 500® Top 50 ETF	$(30,105,187)	$11,871	$30,093,316
Guggenheim S&P 500® Pure Value ETF	91,898,647	15,864	(91,914,511)
Guggenheim S&P 500® Pure Growth ETF	130,199,357	1,704,739	(131,904,096)
Guggenheim S&P MidCap 400® Pure Value ETF	36,231,738	19,199	(36,250,937)
Guggenheim S&P MidCap 400® Pure Growth ETF	59,126,153	182,316	(59,308,469)
Guggenheim S&P SmallCap 600® Pure Value ETF	42,926,615	57,672	(42,984,287)
Guggenheim S&P SmallCap 600® Pure Growth ETF	23,647,953	29,043	(23,676,996)

At October 31, 2017, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized (Loss)	Net Unrealized Gain/(Loss)
Guggenheim S&P 500® Top 50 ETF	$513,726,796	$193,037,632	$(20,520,501)	$172,517,131
Guggenheim S&P 500® Pure Value ETF	778,513,944	105,936,031	(40,071,666)	65,864,365
Guggenheim S&P 500® Pure Growth ETF	1,731,176,148	572,362,962	(45,849,589)	526,513,373
Guggenheim S&P MidCap 400® Pure Value ETF	113,810,565	16,519,239	(9,347,226)	7,172,013
Guggenheim S&P MidCap 400® Pure Growth ETF	538,774,404	99,561,899	(21,640,421)	77,921,478
Guggenheim S&P SmallCap 600® Pure Value ETF	258,453,012	31,472,539	(24,177,391)	7,295,148
Guggenheim S&P SmallCap 600® Pure Growth ETF	242,110,195	43,010,162	(11,666,059)	31,344,103

Note 7 - Investment Transactions

For the year ended October 31, 2017, the Funds had investments transactions in-kind associated with subscriptions and redemptions as follows:

	Subscriptions	Redemptions
Guggenheim S&P 500® Top 50 ETF	$41,274,809	$58,482,093
Guggenheim S&P 500® Pure Value ETF	543,274,169	568,950,467
Guggenheim S&P 500® Pure Growth ETF	498,769,237	510,638,621
Guggenheim S&P MidCap 400® Pure Value ETF	115,761,046	204,575,671
Guggenheim S&P MidCap 400® Pure Growth ETF	206,904,011	265,435,497
Guggenheim S&P SmallCap 600® Pure Value ETF	238,751,595	220,328,374
Guggenheim S&P SmallCap 600® Pure Growth ETF	134,478,715	101,356,388

For the year ended October 31, 2017, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
Guggenheim S&P 500® Top 50 ETF	$28,410,314	$28,518,481
Guggenheim S&P 500® Pure Value ETF	410,826,354	409,879,066
Guggenheim S&P 500® Pure Growth ETF	1,151,844,873	1,144,666,139
Guggenheim S&P MidCap 400® Pure Value ETF	127,252,486	127,175,852
Guggenheim S&P MidCap 400® Pure Growth ETF	439,732,005	438,712,732
Guggenheim S&P SmallCap 600® Pure Value ETF	151,072,337	151,815,197
Guggenheim S&P SmallCap 600® Pure Growth ETF	132,022,189	130,960,230

60 | GUGGENHEIM ETFs ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 8 - Legal Proceedings

Lyondell Chemical Company

In December 2011, Rydex ETF Trust was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust Action”). Its funds may also be putative members of the proposed defendant classes in Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adv. Pro. No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust Action”) and Weisfelner, as Trustee of the LB Creditor Trust, v. Reichman (In re Lyondell Chemical Co.), Adv. Pro. No. 12-1570 (Bankr. S.D.N.Y.) (the “Reichman Action”).

Similar to the claims made in the Tribune matter, the complaints seek to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008. The Creditor Trust and Reichman Actions allege claims against the former Lyondell shareholders under state law for both constructive fraudulent transfer and intentional fraudulent transfer. The Litigation Trust Action alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer.

On April 7, 2014, the plaintiff filed a Third Amended Complaint in the Creditor Trust Action, a Second Amended Complaint in the Litigation Trust Action and an Amended Complaint in the Reichman Action.

On May 8, 2014, the plaintiff in the Litigation Trust Action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 30, 2014, the defendants filed a motion to dismiss these lawsuits. The Bankruptcy Court held oral argument on the motions to dismiss and on the motion for class certification on January 14 and January 15, 2015. On September 15, 2015, the Bankruptcy Court denied the motion for class certification without prejudice to the plaintiff’s right to file a renewed motion.

On November 18, 2015, the Bankruptcy Court granted the defendants’ motion to dismiss the Litigation Trust Action and denied their motion to dismiss the Creditor Trust and Reichman Actions. The Bankruptcy Court entered final judgment dismissing the Litigation Trust Action, but the plaintiff appealed the dismissal to the U.S. District Court for the Southern District of New York. On July 27, 2016, the District Court reversed the Bankruptcy Court and reinstated the federal law intentional fraudulent transfer claim in the Litigation Trust Action and remanded to the Bankruptcy Court for further proceedings. On August 11, 2016, the shareholder defendants filed a motion for reconsideration and/or to certify an interlocutory appeal of the District Court’s opinion. On October 5, 2016, the District Court denied the motion for reconsideration and/or to certify an interlocutory appeal. On April 21, 2017, the Bankruptcy Court issued an Opinion and Order After Trial in a related Lyondell litigation (the “Blavatnik Action”) rejecting claims for intentional fraudulent transfer and constructive fraudulent transfer in connection with the 2007 LBO. Based on this related ruling in the Blavatnik Action, the shareholder defendants filed a motion to dismiss the Litigation Trust Action on the grounds of collateral estoppel on May 30, 2017. Although the Bankruptcy Court had not yet ruled on the motion to dismiss, on August 15, 2017, the plaintiff in the Litigation Trust action filed a notice of dismissal of all claims against the defendants who joined the motion to dismiss. On August 18, 2017, the Litigation Trust plaintiff also withdrew his request for class certification of a defendant class in the Litigation Trust action. On September 5, 2017, the Court entered an order dismissing the Litigation Trust action with prejudice. The Court’s order dismissed the action as to all defendants as well as to unnamed members of the putative defendant class.

On May 4, 2016, the defendants filed a motion to dismiss, or in the alternative, for a stay of, the Creditor Trust and Reichman Actions in light of the U.S. Court of Appeals for the Second Circuit’s opinion affirming the dismissal of lawsuits filed against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 leveraged buyout of the Tribune Company. On July 20, 2016, the Bankruptcy Court issued a report and recommendation granting the defendants’ motion to dismiss. The U.S. District Court for the Southern District of New York did not rule on the Bankruptcy Court’s recommendation. On May 30, 2017, the shareholder defendants filed a motion to remand the proceedings in the Creditor Trust and Reichman Actions to the Bankruptcy Court, for consideration of the collateral estoppel ground for dismissal raised by the Bankruptcy Court’s ruling in the Blavatnik Action. On August 18, 2017, the plaintiff in the Creditor Trust action filed a notice of dismissal of claims brought against defendants who had not answered the Third Amended Complaint. The same day, the plaintiff in the Reichman action filed a notice of dismissal of all claims against named defendants who had not filed an answer and withdrew his request for class certification of a defendant class. On September 5, 2017, the Court entered an order dismissing the Creditor Trust and Reichman actions with prejudice. The Court’s order dismissed the actions as to all defendants as well as to unnamed members of the putative defendant class in the Reichman action.

GUGGENHEIM ETFs ANNUAL REPORT | 61

NOTES TO FINANCIAL STATEMENTS (continued)

As a result of the dismissals above, there are no longer claims pending against the Rydex Series Funds related to the Lyondell merger.

This lawsuit does not allege any wrongdoing on the part of Rydex ETF Trust. The following series of Rydex ETF Trust received cash proceeds from the merger in the following amounts: Guggenheim S&P Midcap 400 Pure Value ETF Fund - $572,640.

Tribune Company

Rydex ETF Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex ETF Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including Rydex ETF Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex ETF Trust has been named as a defendant in one of the SLCFC actions: Deutsche Bank Trust Co. Americas v. McGurn, No. 12-0063 (S.D.N.Y.). In the SLCFC actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Rydex ETF Trust, filed a joint brief in opposition to the petition for writ of certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. The Supreme Court has not yet granted or denied the petition for certiorari.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law.

None of these lawsuits alleges any wrongdoing on the part of Rydex ETF Trust. The following series of Rydex ETF Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Guggenheim S&P 500 Pure Value ETF (the “Fund”). The value of the proceeds received by the foregoing Fund was $197,050. At this stage of the proceedings, Rydex ETF Trust is not able to make a reliable prediction as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.

62 | GUGGENHEIM ETFs ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

Note 9 - Subsequent Events

Guggenheim Investments announced on September 28, 2017, that its parent company, Guggenheim Capital, LLC, had entered into a definitive agreement to sell its exchange-traded funds business to Invesco Ltd. (“Invesco”), a leading global investment management company (the “Transaction”). On November 16, 2017, the Board approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) providing for the reorganization (each, a “Reorganization” and collectively, the “Reorganizations”) of each Fund into a corresponding newly-created exchange-traded fund of the PowerShares by Invesco family of funds (each, an “Acquiring Fund”). Each Acquiring Fund will have the same investment objective and will track the same underlying index as its corresponding Fund, and will be subject to substantially the same principal investment strategies, policies and risks as the corresponding Fund, but as part of an Invesco-structured platform. Each Reorganization is subject to shareholder approval of the applicable Fund. Fund shareholders of record as of December 20, 2017 will be asked to vote on the proposed Reorganizations at the joint special meeting of shareholders to be held on or about February 16, 2018. If approved by shareholders, each Reorganization is expected to close shortly after the joint special meeting of shareholders. However, the closing of the Transaction is subject to various terms and conditions and, therefore, may be delayed or even terminated due to unforeseen circumstances.

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements.

GUGGENHEIM ETFs ANNUAL REPORT | 63

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Rydex ETF Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Guggenheim S&P 500® Top 50 ETF, Guggenheim S&P 500® Pure Value ETF, Guggenheim S&P 500® Pure Growth ETF, Guggenheim S&P Midcap 400® Pure Value ETF, Guggenheim S&P Midcap 400® Pure Growth ETF, Guggenheim S&P Small Cap 600® Pure Value ETF and Guggenheim S&P Small Cap 600® Pure Growth ETF (seven of the series constituting the Rydex ETF Trust) (the “Funds”) as of October 31, 2017, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed Funds (seven of the series constituting the Rydex ETF Trust) at October 31, 2017, the results of their operations, the changes in their net assets, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Tysons, Virginia
December 21, 2017

64 | GUGGENHEIM ETFs ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2018, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2017.

Of the taxable ordinary income distributions paid during the fiscal year ending October 31, 2017, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction
Guggenheim S&P 500® Top 50 ETF	100.00%	100.00%
Guggenheim S&P 500® Pure Value ETF	100.00%	100.00%
Guggenheim S&P 500® Pure Growth ETF	100.00%	100.00%
Guggenheim S&P MidCap 400® Pure Value ETF	100.00%	100.00%
Guggenheim S&P MidCap 400® Pure Growth ETF	97.43%	97.16%
Guggenheim S&P SmallCap 600® Pure Value ETF	100.00%	100.00%
Guggenheim S&P SmallCap 600® Pure Growth ETF	100.00%	100.00%

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Board Considerations in Approving the Continuation of the Investment Advisory Agreement

The Board of Trustees (the “Board”) of Rydex ETF Trust (the “Trust”), including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, of the Trust (“Independent Trustees”), attended an in-person meeting held on May 25, 2017, called for the purpose of, among other things, the consideration of, and voting on, the approval and continuation of the investment advisory agreement (the “Investment Advisory Agreement”) between the Trust and Security Investors, LLC (the “Advisor”) applicable to the Guggenheim S&P 500® Top 50 ETF, Guggenheim S&P 500® Pure Value ETF, Guggenheim S&P 500® Pure Growth ETF, Guggenheim S&P MidCap 400® Pure Value ETF, Guggenheim S&P MidCap 400® Pure Growth ETF, Guggenheim S&P SmallCap 600® Pure Value ETF, and Guggenheim S&P SmallCap 600®

GUGGENHEIM ETFs ANNUAL REPORT | 65

OTHER INFORMATION (Unaudited)(continued)

Pure Growth ETF, each a series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Board unanimously approved the continuation of the Investment Advisory Agreement for an additional one-year period based on the Board’s review of qualitative and quantitative information provided by the Advisor. The Board had previously considered information pertaining to the renewal of the Investment Advisory Agreement at an in-person meeting held on April 26, 2017 (together, with the May 25 meeting, the “Meetings”). The Board considered the materials provided by the Advisor and the review conducted at the April 26 meeting to be an integral part of the Trustees’ deliberations and their process in considering the renewal of the Investment Advisory Agreement.

Prior to reaching the conclusion to approve the continuation of the Investment Advisory Agreement, the Independent Trustees requested and obtained from the Advisor such information as the Independent Trustees deemed reasonably necessary to evaluate the Investment Advisory Agreement. In addition, the Board received a memorandum from the independent legal counsel to the Independent Trustees regarding the Board’s fiduciary responsibilities under state and federal law with respect to the Board’s consideration of the renewal or approval of investment advisory agreements and participated in question and answer sessions with representatives of the Advisor. The Independent Trustees also carefully considered information they received throughout the year as part of their regular oversight of the Funds. At the Meetings, the Board obtained and reviewed a wide variety of information, including certain comparative information regarding the Funds’ fees, expenses, and performance relative to the fees, expenses, and performance of other comparable funds (the “FUSE reports”). The Independent Trustees carefully evaluated this information, met in executive session outside the presence of fund management, and were advised by independent legal counsel with respect to their deliberations.

At the Meetings, the Board, including the Independent Trustees, evaluated a number of factors, including among others: (a) the nature, extent and quality of the Advisor’s investment advisory and other services; (b) the Advisor’s substantial commitment to the recruitment and retention of high quality personnel; (c) a comparison of the Funds’ advisory fees to the advisory fees charged to comparable funds or accounts, giving special attention to the existence of economies of scale and the absence of breakpoints in these fees and the Advisor’s rationale for not providing for breakpoints at this point in time; (d) each Fund’s overall fees and operating expenses compared with those of similar funds; (e) the level of the Advisor’s profitability from its Fund-related operations; (f) the Advisor’s compliance processes and systems; (g) the Advisor’s compliance policies and procedures; (h) the Advisor’s reputation, expertise and resources in the financial markets; (i) Fund performance compared with that of similar funds and/or appropriate benchmarks; (j) other benefits to the Advisor and/or its affiliates from their relationship to the Funds; and (k) the Advisor’s maintenance of operational resources necessary to manage the Funds in a professional manner consistent with the best interests of the Funds and their shareholders. In their deliberations, the Trustees did not identify any particular factor or factors that was controlling, noting that each Trustee could attribute different weights to the various factors considered.

Based on the Board’s deliberations at the Meetings, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Investment Advisory Agreement are fair and reasonable; (b) concluded that the Advisor’s fees for each Fund are reasonable in light of, and not so disproportionately large as to bear no reasonable relationship to, the services that it provides to such Fund; and (c) agreed to approve and continue the Investment Advisory Agreement based upon the following considerations, among others:

Nature, Extent and Quality of Services Provided by the Advisor. The Board evaluated, among other things, the Advisor’s business, financial resources, quality and quantity of personnel, experience, past performance, the variety and complexity of its investment strategies (including the extent to which the Funds use derivatives), Fund risk management process, brokerage practices, and the adequacy of its compliance systems and processes, proxy voting policies and practices, and cybersecurity programs. The Board reviewed the scope of services to be provided by the Advisor under the Investment Advisory Agreement and noted that there would be no significant differences between the scope of services required to be provided by the Advisor for the past year and the scope of services required to be provided during the upcoming year. The Board also considered the Advisor’s representations to the Board that the Advisor would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and whether these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs. Based on the foregoing, the Trustees determined that the approval of the Investment Advisory Agreement would enable shareholders of the Funds to receive high quality services at a cost that was appropriate and reasonable.

Fund Expenses and Performance of the Funds and the Advisor. The Board reviewed statistical information provided by the Advisor regarding the expense ratio components and performance of each Fund. The Advisor engaged FUSE Research Network LLC (“FUSE”), an independent, third party research provider, to prepare reports to help the Board compare the Funds’ fees, expenses, and total return performance with those of a peer group and peer universe of funds selected by FUSE. In the reports, each Fund’s expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses, are compared to those of other funds with shared key characteristics (e.g., asset size, fee structure, sector or industry investment focus) determined by FUSE to comprise a Fund’s applicable peer group. The Board considered the Advisor’s representation that it found the peer groups compiled by FUSE to be appropriate, but also acknowledged the existence of certain

66 | GUGGENHEIM ETFs ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

differences between the Funds and their peer funds (e.g., specific differences in principal investment strategies and index rebalance frequency) that should be reviewed in context. The statistical information related to the performance of each Fund included three-month and one-, three-, and five-year performance for the Fund compared to that of its peers. The Board also discussed the correlation between a Fund’s assets under management and tracking error, noting that a Fund’s ability to replicate an underlying index rather than employ representative sampling depends, in part, upon the Fund’s size. Based on the foregoing, the Board determined that the proposed advisory fees paid by the Funds are reasonable in relation to the nature and quality of the services provided by the Advisor.

Costs of Services Provided to the Funds and Profits Realized by the Advisor and its Affiliates. The Board reviewed information about the profitability of the Funds to the Advisor based on the advisory fees payable under the current Investment Advisory Agreement for the last calendar year. The Board analyzed the Funds’ expenses, including the investment advisory fees paid to the Advisor, and reviewed the FUSE reports. The Board noted that the Advisor had contractually agreed to pay all operating expenses of the Funds, including the cost of index licensing fees, transfer agency, custody, fund administration, legal, audit and other services, except management fees, interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, extraordinary expenses, distribution fees, and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. In addition to those expenses listed above, the Board noted that for each Fund, the Advisor also had contractually agreed to pay expenses of the Independent Trustees, including any Trustees’ counsel fees. The Board also reviewed information regarding the direct revenue received by the Advisor and ancillary revenue, if any, received by the Advisor and/or its affiliates in connection with the services provided to the Funds by the Advisor and/or its affiliates. The Board also discussed the Advisor’s profit margin, including the expense allocation methodology used in the Advisor’s profitability analysis. Based on the foregoing, the Board determined that the profit to the Advisor on the fees paid by the Funds is not excessive in view of the nature and quality of the services provided by the Advisor.

Economies of Scale. The Board considered the absence of breakpoints in the Advisor’s fee schedule and reviewed information regarding the extent to which economies of scale or other efficiencies may result from increases in the Funds’ asset levels. The Board noted that the Funds’ advisory fee rates are not subject to breakpoints as Fund assets increase, but the Board also considered the Advisor’s assertion that future economies of scale had been taken into consideration initially by fixing low advisory fees for the Funds, effectively sharing the benefits of lower fees with the Funds from inception. The Board noted that it intends to continue to monitor fees as each Fund grows in size and assess whether fee breakpoints may be warranted.

Other Benefits to the Advisor and/or its Affiliates. In addition to evaluating the Advisor’s services, the Board considered the nature and amount of other benefits to be received by the Advisor and its affiliates as a result of their relationship with the Funds, including any intangible benefits to the Advisor. In particular, the Board considered the nature, extent, quality, and cost of certain distribution and shareholder services performed by the Advisor’s affiliate, Guggenheim Funds Distributors, LLC, under the distribution agreement and Distribution Plan pursuant to Rule 12b-1 of the 1940 Act. In light of the costs of providing services pursuant to the separate agreements as well as the Advisor’s and its affiliate’s commitment to the Funds, the Board concluded the ancillary benefits the Advisor and its affiliates received were reasonable.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement were reasonable, and that approval of the continuation of the Investment Advisory Agreement was in the best interests of the Funds and their shareholders.

GUGGENHEIM ETFs ANNUAL REPORT | 67

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	Trustee from 2012 to present.	Current: Vice Chairman, Guggenheim Investments (2010-present). Former: President and CEO, certain other funds in the Fund Complex (2012-November 2017); Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	226	Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Guggenheim Partners Investment Management Holdings, LLC (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).
INDEPENDENT TRUSTEES
Angela Brock-Kyle (1959)	Trustee, Member of the Audit Committee, Chairwoman and Member of the Compliance and Risk Oversight Committee, and Member of the Nominating and Governance Committee from 2016 to present.	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm) Former: Senior Leader, TIAA (financial services firm) (1987-2012).	133	Infinity Property & Casualty Corporation (2014-present).
Corey A. Colehour (1945)	Trustee and Member of the Audit Committee from 2003 to present; Member of the Nominating and Governance Committee from 2005 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	133	None.
J. Kenneth Dalton (1941)	Trustee from 2003 to present; Chairman and Member of the Audit Committee from 2003 to present; and Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	133	Epiphany Funds (3) (2009-present).

68 | GUGGENHEIM ETFs ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INDEPENDENT TRUSTEES - concluded
John O. Demaret (1940)	Trustee and Member of the Audit Committee from 2003 to present; Chairman of the Board from 2006 to 2014; Member of the Compliance and Risk Oversight Committee from 2010 to present; Member of the Investment and Performance Committee and Nominating Committee from 2014 to present.	Retired.	133	None.
Werner E. Keller (1940)	Chairman and Trustee of the Board from 2014 to present; Member of the Audit Committee and Governance and Nominating Committee from 2005 to present; Member of the Compliance and Risk Oversight Committee from 2010 to present; and Member of the Investment and Performance Committee from 2014 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	133	None.
Thomas F. Lydon, Jr. (1960)	Trustee, Member of the Audit Committee, and Chairman and Member of the Nominating and Governance Committee from 2005 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	133	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee and Member of the Audit Committee from 2003 to present; Member of the Nominating and Governance Committee, and Member of the Compliance and Risk Oversight Committee from 2005 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	133	None.
Sandra G. Sponem (1958)	Trustee, Member of the Audit Committee, and Chairwoman and Member of the Investment and Performance Committee from 2016 to present.	Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	133	None.

GUGGENHEIM ETFs ANNUAL REPORT | 69

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (1999-present)

Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

Joanna M. Catalucci (1966)	AML Officer (2016-present)

Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2014-present); AML Officer, certain funds in the Fund Complex (2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer (2016-present)

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer (2016-present)

Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director, Guggenheim Investments (2015-present); Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-present).

Former: Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	President (November 2017-present)

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (November 2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary (November 2017-present)	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present)

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

70 | GUGGENHEIM ETFs ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Adam J. Nelson (1979)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer (November 2017-present)

Current: Vice President, Guggenheim Investments (July 2017-present); Assistant Treasurer, certain other funds in the Fund Complex (November 2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (February-June 2017); Senior Analyst of US Fund Administration, HGINA (2014 – January 2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser’s parent company.
***	The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.
****	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.

GUGGENHEIM ETFs ANNUAL REPORT | 71

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Guggenheim Investments as used herein refers to Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC as well as the funds in the Guggenheim Funds complex (the “funds”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to personal information about you, we hold ourselves to high standards in its safekeeping and use. This means, most importantly, that we do not sell client or account information to anyone—whether you are a current or former Guggenheim Investments client.

The Information We Collect About You and How We Collect It

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Funds or one of the Guggenheim affiliated companies. “Nonpublic personal information” is personally identifiable information about you. For example it includes your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g. purchase and redemption history).

How We Share Your Personal Information

As a matter of policy, we do not disclose your nonpublic personal information to nonaffiliated third parties except as required or permitted by law. As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below.

To complete certain transactions or account changes that you direct, it may be necessary to provide your personal information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. In connection with servicing your accounts or to alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your personal information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally we will share personal information about you if we are compelled by law to do so, if you direct us to do so with your consent, or in other circumstances as permitted by law.

How We Safeguard Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Guggenheim Investments, access to such information is limited to those who need it to perform their jobs such as servicing your account, resolving problems or informing you of new products and services.

72 | GUGGENHEIM ETFs ANNUAL REPORT

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

10.31.2017

Guggenheim ETFs Funds Annual Report

RSP	Guggenheim S&P 500® Equal Weight ETF

GuggenheimInvestments.com	ETF3-ANN-1017x1018

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	4
MANAGER’S ANALYSIS	5
PORTFOLIO SUMMARY	6
SCHEDULE OF INVESTMENTS	7
STATEMENT OF ASSETS AND LIABILITIES	13
STATEMENT OF OPERATIONS	14
STATEMENTS OF CHANGES IN NET ASSETS	15
FINANCIAL HIGHLIGHTS	16
NOTES TO FINANCIAL STATEMENTS	17
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	25
OTHER INFORMATION	26
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	29
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	33

GUGGENHEIM ETFs ANNUAL REPORT | 1

October 31, 2017

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for Guggenheim S&P 500® Equal Weight Exchange-Traded Fund (“ETF”) for the 12-month period ended October 31, 2017.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC, the distributor of the Funds, is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview, which follows this letter, followed by the Manager’s Analysis for the ETF.

We are committed to providing investors with innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
November 30, 2017

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Guggenheim S&P 500® Equal Weight ETF may not be suitable for all investors. ● The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day. ● In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. ● Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money. ● Unlike many investment companies, the Fund is not actively “managed.” This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline. ● Tracking error risk refers to the risk that the Adviser may not be able to cause the Fund’s performance to match or correlate to that of the Fund’s Underlying Index, either on a daily or aggregate basis. Tracking error risk may cause the Fund’s performance to be less than you expect. ● Shares may trade below their net asset value (“NAV”). The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on NYSE Arca, Inc. (the “Exchange”), there can be no assurance that an active trading market for shares will develop or be maintained. ● The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. ● Please read the prospectus for more detailed information regarding these and other risks.

2 | GUGGENHEIM ETFs ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	October 31, 2017

The performance of the global economy exceeded expectations in 2017—for the first time in several years—with growth accelerating and the expansion becoming more synchronized across countries. We expect U.S. real gross domestic product (“GDP”) growth to come in at 2.5% in 2017, supported by strong global momentum and favorable financial conditions. Tax cuts are also likely to provide a modest boost as Republicans scrambled to pass a bill before next year’s midterm elections in an effort to save their House and Senate majorities.

While growth has been tepid during this expansion, it has been above potential and there is a growing risk of running too hot. The labor market is already in the early stages of overheating, with the unemployment rate falling to a cycle low of 4.1% in October, underscoring the robust—and unsustainable—trend in job growth. Inflation remains below the Federal Reserve’s (“Fed”) 2% goal as of September.

In this context, the Fed has been emboldened to steadily “normalize” monetary policy in 2017. With two rate hikes and the start of balance sheet runoff already in the books, the last item on the Fed’s to-do list for this year is a third hike, which it is all but certain to deliver in December.

We currently expect 2018 to be a year of overshooting, meaning that the Fed may take short-term rates into restrictive territory in order to cool growth to a more sustainable pace and arrest the drop in the unemployment rate. We see four hikes as opposed to the Fed’s baseline of three, reflecting our expectation for a steeper drop in unemployment, financial conditions that are easing in spite of Fed tightening, and the effects of the tax cuts.

For risk assets, the combination of strong growth and mild inflation was a catalyst for heady gains over the past year. Stocks, particularly interest-rate sensitive sectors like financials, should continue to benefit. But there is limited room to run in this bull market; our analysis of several key economic and market indicators suggests that the current expansion may end as soon as late 2019.

For the 12 months ended October 31, 2017, the Standard & Poor’s 500® (“S&P 500”) Index* returned 23.63%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 23.44%. The return of the MSCI Emerging Markets Index* was 26.45%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 0.9% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 8.92%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.72% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

S&P 500® Equal Weight Index is the equal weighted version of the widely regarded S&P 500® Index, which measures 500 leading companies in leading U.S. industries. It has the same constituents as the capitalization-weighted S&P 500® Index, but each company in the equal weight index is allocated a fixed weight, rebalancing quarterly.

GUGGENHEIM ETFs ANNUAL REPORT | 3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

Shareholder Expense Example

As a shareholder of the Rydex ETF Trust, you incur transaction costs such as creation and redemption fees or brokerage charges, and ongoing costs including advisory fees, trustee fees and, if applicable, distribution fees. All other Trust expenses are paid by the Adviser. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example in the table is based on an investment of $1,000 invested on April 30, 2017 and held for the six months ended October 31, 2017.

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Expense Ratio[1]	Fund Return	Beginning Account Value April 30, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Guggenheim S&P 500® Equal Weight ETF	0.26%	6.49%	$ 1,000.00	$ 1,064.90	$ 1.35

Table 2. Based on hypothetical 5% return (before expenses)
Guggenheim S&P 500® Equal Weight ETF	0.26%	5.00%	$ 1,000.00	$ 1,023.89	$ 1.33

[1]	Annualized.
[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[3]	Actual cumulative return at net asset value for the period April 30, 2017 to October 31, 2017.

4 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2017

GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

Guggenheim S&P 500® Equal Weight ETF (“RSP”) returned 19.98% for the one-year period ended October 31, 2017, compared with the benchmark S&P 500® Equal Weight Index, which returned 20.45%. The cap-weighted S&P 500 Index returned 23.63%. During the period, RSP achieved over 99% correlation to its benchmark on a daily basis.

The Financials, Information Technology, and Industrials sectors contributed the most to the Fund’s performance. The only detractor to return was Telecommunications Services. Energy and Consumer Staples contributed the least.

Top contributors to the Fund’s return included NVIDIA Corp., Micron Technology, Inc., and NRG Energy, Inc. The top detractors were Mattel, Inc., Foot Locker, Inc., and Range Resources Corp.

Cumulative Fund Performance: October 31, 2007 – October 31, 2017

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2017
	One Year	Three Year	Five Year	10 Year
Guggenheim S&P 500® Equal Weight ETF	19.98%	8.98%	15.01%	8.34%
S&P 500 Equal Weight Index	20.45%	9.31%	15.44%	8.91%
S&P 500 Index	23.63%	10.77%	15.18%	7.51%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 5

PORTFOLIO SUMMARY (Unaudited)	October 31, 2017

GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

Holdings Diversification (Market Exposure as % of Net Assets)

"Holdings Diversification (Market Exposure as % of Net Assets)" excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
Micron Technology, Inc.	0.3%
Align Technology, Inc.	0.3%
Intel Corp.	0.2%
Applied Materials, Inc.	0.2%
NVIDIA Corp.	0.2%
Lam Research Corp.	0.2%
Marathon Oil Corp.	0.2%
Newfield Exploration Co.	0.2%
FLIR Systems, Inc.	0.2%
Rockwell Automation, Inc.	0.2%
Top Ten Total	2.2%

“Ten Largest Holdings” excludes any temporary cash investments.

6 | GUGGENHEIM ETFs ANNUAL REPORT

SCHEDULE OF INVESTMENTS	October 31, 2017
GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

	Shares	Value

COMMON STOCKS† - 99.8%

Financial - 20.3%
Comerica, Inc.	422,615	$33,204,860
Bank of America Corp.	1,194,903	32,728,393
Ameriprise Financial, Inc.	206,021	32,250,527
Capital One Financial Corp.	349,700	32,235,346
Regions Financial Corp.	2,062,669	31,930,116
Charles Schwab Corp.	707,112	31,706,901
Citizens Financial Group, Inc.	833,641	31,686,695
M&T Bank Corp.	189,834	31,658,616
Discover Financial Services	474,331	31,557,241
Lincoln National Corp.	415,637	31,496,973
Fifth Third Bancorp[1]	1,089,667	31,491,376
SunTrust Banks, Inc.	522,224	31,443,107
People’s United Financial, Inc.	1,683,148	31,407,542
Synchrony Financial	958,018	31,250,547
Brighthouse Financial, Inc.*	501,452	31,180,285
JPMorgan Chase & Co.	309,291	31,117,768
MetLife, Inc.	580,195	31,086,847
Morgan Stanley	621,471	31,073,550
American Express Co.	324,650	31,010,568
Wells Fargo & Co.	551,617	30,967,778
BlackRock, Inc. — Class A	65,737	30,950,952
T. Rowe Price Group, Inc.[1]	333,034	30,938,859
Invesco Ltd.	863,101	30,890,385
PNC Financial Services Group, Inc.	225,082	30,788,967
Raymond James Financial, Inc.	363,147	30,787,603
Huntington Bancshares, Inc.	2,220,035	30,636,483
BB&T Corp.	622,019	30,628,216
Goldman Sachs Group, Inc.	125,984	30,548,600
Prudential Financial, Inc.	276,490	30,541,085
Zions Bancorporation	656,840	30,516,786
Citigroup, Inc.	413,365	30,382,328
Assurant, Inc.	301,326	30,328,462
Travelers Companies, Inc.	228,370	30,247,606
Torchmark Corp.	359,511	30,245,660
Unum Group	580,556	30,212,134
E*TRADE Financial Corp.*	689,628	30,060,885
KeyCorp	1,645,655	30,033,204
U.S. Bancorp	547,246	29,759,237
Principal Financial Group, Inc.	450,792	29,684,653
CBRE Group, Inc. — Class A*	754,711	29,675,237
Mastercard, Inc. — Class A	199,431	29,669,350
American International Group, Inc.	457,556	29,562,693
Cboe Global Markets, Inc.[1]	261,105	29,520,531
Host Hotels & Resorts, Inc. REIT	1,506,922	29,475,394
Loews Corp.	594,965	29,456,717
Affiliated Managers Group, Inc.	157,794	29,428,581
Progressive Corp.	602,283	29,301,068
CME Group, Inc. — Class A	213,600	29,299,512
Chubb Ltd.	194,205	29,289,998
Weyerhaeuser Co. REIT	814,486	29,248,193
Everest Re Group Ltd.	122,960	29,196,852
Berkshire Hathaway, Inc. — Class B*	155,869	29,138,151
Arthur J Gallagher & Co.	458,224	29,019,327
Willis Towers Watson plc	180,130	29,015,340
Northern Trust Corp.	309,158	28,912,456
Visa, Inc. — Class A	261,867	28,800,133
SBA Communications Corp. REIT*	183,017	28,766,612
XL Group Ltd.	708,368	28,667,653
Allstate Corp.	305,202	28,646,260
Alliance Data Systems Corp.	127,599	28,547,724
Alexandria Real Estate Equities, Inc. REIT	229,119	28,401,592
Hartford Financial Services Group, Inc.	514,417	28,318,656
Aflac, Inc.	336,921	28,264,303
Franklin Resources, Inc.	666,424	28,076,443
Bank of New York Mellon Corp.	542,327	27,902,724
Vornado Realty Trust REIT	370,097	27,705,461
Intercontinental Exchange, Inc.	418,565	27,667,147
Prologis, Inc. REIT	427,520	27,609,242
Boston Properties, Inc. REIT	227,608	27,581,537
Macerich Co. REIT[1]	504,312	27,535,435
Crown Castle International Corp. REIT	256,855	27,504,033
Aon plc	191,759	27,503,993
Equinix, Inc. REIT	59,201	27,439,664
SL Green Realty Corp. REIT	286,555	27,417,582
Iron Mountain, Inc. REIT[1]	683,105	27,324,200
State Street Corp.	295,685	27,203,020
Extra Space Storage, Inc. REIT[1]	332,510	27,129,491
American Tower Corp. — Class A REIT	188,658	27,104,495
Equity Residential REIT	401,696	27,018,073
Marsh & McLennan Companies, Inc.	333,767	27,011,763
Essex Property Trust, Inc. REIT	102,616	26,929,517
Digital Realty Trust, Inc. REIT	226,753	26,856,625
UDR, Inc. REIT	691,566	26,825,845
Nasdaq, Inc.	367,838	26,723,431
Simon Property Group, Inc. REIT	171,415	26,625,892
Duke Realty Corp. REIT	932,514	26,557,999
AvalonBay Communities, Inc. REIT	146,405	26,547,619
Regency Centers Corp. REIT	426,157	26,229,964
Public Storage REIT[1]	125,259	25,959,928
Mid-America Apartment Communities, Inc. REIT	253,406	25,936,104
Apartment Investment & Management Co. — Class A REIT	588,830	25,896,743
Federal Realty Investment Trust REIT	211,368	25,474,071
Cincinnati Financial Corp.	360,968	25,329,125
Navient Corp.	2,024,494	25,225,195
GGP, Inc. REIT[1]	1,285,262	25,011,199
Realty Income Corp. REIT	461,004	24,742,085
Ventas, Inc. REIT	393,703	24,704,863
Kimco Realty Corp. REIT	1,356,012	24,625,178
Welltower, Inc. REIT	366,301	24,527,515
HCP, Inc. REIT	905,367	23,394,683
Total Financial		2,889,147,358

Consumer, Non-cyclical - 20.3%
Align Technology, Inc.*	150,736	36,022,889
PayPal Holdings, Inc.*	447,410	32,464,070
Avery Dennison Corp.	293,479	31,158,665
Robert Half International, Inc.	601,234	31,125,884
United Rentals, Inc.*	215,886	30,543,551
Tyson Foods, Inc. — Class A	418,244	30,494,170

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 7

SCHEDULE OF INVESTMENTS (continued)	October 31, 2017
GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

	Shares	Value

Cintas Corp.	204,524	$30,482,257
Quintiles IMS Holdings, Inc.*	281,944	30,478,146
Mylan N.V.*	852,060	30,427,063
Global Payments, Inc.	287,611	29,897,164
Stryker Corp.[1]	191,946	29,726,677
Constellation Brands, Inc. — Class A	135,151	29,610,233
Intuitive Surgical, Inc.*,1	78,717	29,547,213
Anthem, Inc.	141,112	29,522,042
Automatic Data Processing, Inc.	252,270	29,328,910
Cigna Corp.	148,183	29,224,651
Johnson & Johnson	208,841	29,114,524
Danaher Corp.	315,262	29,089,226
UnitedHealth Group, Inc.	138,319	29,077,420
Western Union Co.[1]	1,463,370	29,062,528
AbbVie, Inc.	320,467	28,922,147
IDEXX Laboratories, Inc.*	173,687	28,861,569
ResMed, Inc.	342,589	28,839,142
Moody’s Corp.	202,051	28,774,083
Zimmer Biomet Holdings, Inc.	236,403	28,751,333
Sysco Corp.	516,850	28,747,197
Brown-Forman Corp. — Class B1	503,417	28,704,837
Centene Corp.*	305,442	28,610,752
Dentsply Sirona, Inc.	468,008	28,581,249
Quanta Services, Inc.*	757,023	28,562,478
Aetna, Inc.	167,979	28,561,469
Abbott Laboratories	525,793	28,513,754
DaVita, Inc.*	469,024	28,488,518
Total System Services, Inc.	393,649	28,362,410
Altria Group, Inc.	439,467	28,222,571
Verisk Analytics, Inc. — Class A*,1	331,601	28,202,665
S&P Global, Inc.	180,023	28,168,199
Monster Beverage Corp.*	485,626	28,132,314
Pfizer, Inc.	802,082	28,120,995
Estee Lauder Companies, Inc. — Class A	251,361	28,104,673
Becton Dickinson and Co.	134,242	28,012,278
McCormick & Company, Inc.[1]	280,246	27,892,883
Mondelez International, Inc. — Class A	673,134	27,887,942
Baxter International, Inc.	432,212	27,864,708
Thermo Fisher Scientific, Inc.	142,703	27,660,122
CR Bard, Inc.	84,464	27,625,640
Gartner, Inc.*	219,896	27,555,168
Ecolab, Inc.	208,561	27,250,580
Humana, Inc.	106,599	27,220,055
Coca-Cola Co.	590,755	27,162,915
Conagra Brands, Inc.	792,792	27,081,775
JM Smucker Co.	255,264	27,070,748
Campbell Soup Co.[1]	570,771	27,037,422
Eli Lilly & Co.	329,810	27,024,631
Zoetis, Inc.	422,735	26,978,948
Hormel Foods Corp.[1]	865,507	26,969,198
Bristol-Myers Squibb Co.	436,797	26,932,903
Kroger Co.	1,298,722	26,883,545
HCA Healthcare, Inc.*	354,979	26,854,161
Medtronic plc	333,446	26,849,072
Hershey Co.	252,858	26,848,462
Colgate-Palmolive Co.	380,844	26,830,460
Varian Medical Systems, Inc.*,1	257,015	26,778,393
Illumina, Inc.*	130,432	26,763,341
Perrigo Company plc[1]	330,385	26,757,881
Boston Scientific Corp.*	950,011	26,733,310
Laboratory Corporation of America Holdings*	173,620	26,687,130
Hologic, Inc.*	704,906	26,680,692
Express Scripts Holding Co.*,1	434,832	26,650,853
Amgen, Inc.	151,391	26,526,730
Archer-Daniels-Midland Co.	645,518	26,382,321
Nielsen Holdings plc[1]	710,774	26,348,392
PepsiCo, Inc.	237,727	26,204,647
Cooper Companies, Inc.	108,765	26,131,879
Biogen, Inc.*	83,782	26,111,498
Kimberly-Clark Corp.	231,511	26,047,302
H&R Block, Inc.[1]	1,048,711	25,945,110
Kraft Heinz Co.	334,675	25,880,418
Clorox Co.	204,043	25,817,561
Patterson Companies, Inc.[1]	694,734	25,705,158
General Mills, Inc.	494,140	25,655,749
Dr Pepper Snapple Group, Inc.	298,853	25,599,748
Coty, Inc. — Class A	1,660,639	25,573,841
AmerisourceBergen Corp. — Class A1	331,521	25,510,541
Procter & Gamble Co.	294,629	25,438,268
Universal Health Services, Inc. — Class B	247,538	25,422,153
Vertex Pharmaceuticals, Inc.*	172,190	25,179,344
Church & Dwight Company, Inc.	556,803	25,150,792
Molson Coors Brewing Co. — Class B	309,934	25,064,363
Kellogg Co.[1]	399,571	24,985,175
Cardinal Health, Inc.	400,079	24,764,890
Edwards Lifesciences Corp.*	241,657	24,704,595
Henry Schein, Inc.*	311,939	24,518,405
IHS Markit Ltd.*	575,410	24,518,220
Philip Morris International, Inc.	233,650	24,449,136
Gilead Sciences, Inc.	321,416	24,093,343
Equifax, Inc.[1]	221,941	24,087,257
McKesson Corp.	174,275	24,029,037
Incyte Corp.*	211,234	23,922,251
Quest Diagnostics, Inc.	254,328	23,850,880
Envision Healthcare Corp.*,1	555,373	23,658,890
Merck & Company, Inc.	425,569	23,444,596
Regeneron Pharmaceuticals, Inc.*	58,025	23,362,026
Alexion Pharmaceuticals, Inc.*	193,683	23,176,108
Allergan plc	117,132	20,759,304
Celgene Corp.*	194,673	19,656,133
Total Consumer, Non-cyclical		2,880,850,915

Consumer, Cyclical - 14.1%
DR Horton, Inc.	754,510	33,356,888
WW Grainger, Inc.[1]	165,787	32,776,090
PulteGroup, Inc.	1,061,771	32,097,337
General Motors Co.	739,232	31,772,192
L Brands, Inc.[1]	737,214	31,729,690
Michael Kors Holdings Ltd.*	648,873	31,671,491
Marriott International, Inc. — Class A	264,407	31,591,348
BorgWarner, Inc.[1]	592,011	31,210,820
VF Corp.[1]	437,759	30,489,914

8 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2017
GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

	Shares	Value

Hilton Worldwide Holdings, Inc.	419,888	$30,349,505
Wal-Mart Stores, Inc.	346,719	30,272,036
Dollar Tree, Inc.*	330,224	30,132,940
Lennar Corp. — Class A	541,178	30,127,379
Fastenal Co.[1]	640,653	30,091,471
CarMax, Inc.*,1	399,450	29,998,695
AutoZone, Inc.*	50,593	29,824,573
Wyndham Worldwide Corp.	277,760	29,678,656
Ross Stores, Inc.	467,380	29,673,956
LKQ Corp.*	785,679	29,612,242
Ford Motor Co.	2,407,690	29,542,356
American Airlines Group, Inc.	627,313	29,370,795
Dollar General Corp.	361,957	29,260,604
PACCAR, Inc.	404,610	29,022,675
O’Reilly Automotive, Inc.*	137,343	28,972,506
Delta Air Lines, Inc.	576,426	28,838,593
Royal Caribbean Cruises Ltd.	232,888	28,824,548
Nike, Inc. — Class B	523,961	28,812,615
Darden Restaurants, Inc.[1]	348,216	28,647,730
McDonald’s Corp.	171,254	28,584,005
Leggett & Platt, Inc.	603,774	28,534,359
Home Depot, Inc.	171,308	28,399,440
Genuine Parts Co.	320,426	28,271,186
Target Corp.	477,552	28,194,670
Delphi Automotive plc	282,986	28,123,149
Starbucks Corp.	511,343	28,042,050
Costco Wholesale Corp.[1]	173,874	28,007,624
Wynn Resorts Ltd.	189,366	27,929,592
Southwest Airlines Co.	517,331	27,863,448
Lowe’s Companies, Inc.	348,176	27,836,671
Mohawk Industries, Inc.*	106,051	27,759,910
Tapestry, Inc.	676,529	27,703,863
Carnival Corp.	417,121	27,692,663
Gap, Inc.[1]	1,064,270	27,660,377
Goodyear Tire & Rubber Co.	902,373	27,603,590
Best Buy Company, Inc.[1]	492,776	27,585,600
Tiffany & Co.	293,573	27,484,304
United Continental Holdings, Inc.*	468,476	27,396,476
Signet Jewelers Ltd.[1]	417,629	27,383,934
Harley-Davidson, Inc.[1]	577,254	27,327,204
Tractor Supply Co.[1]	453,479	27,326,645
Norwegian Cruise Line Holdings Ltd.*	488,085	27,210,739
Kohl’s Corp.[1]	651,212	27,194,613
PVH Corp.	214,054	27,144,188
Ralph Lauren Corp. — Class A	301,259	26,941,592
Hasbro, Inc.	290,672	26,913,321
Yum! Brands, Inc.	357,626	26,625,256
TJX Companies, Inc.	377,850	26,373,930
Whirlpool Corp.	158,770	26,027,166
MGM Resorts International	822,587	25,788,102
Newell Brands, Inc.[1]	621,057	25,326,704
Mattel, Inc.[1]	1,790,002	25,274,828
Chipotle Mexican Grill, Inc. — Class A*,1	91,174	24,790,211
Hanesbrands, Inc.[1]	1,088,397	24,488,933
Ulta Beauty, Inc.*	120,514	24,318,520
Alaska Air Group, Inc.	368,079	24,304,256
Macy’s, Inc.[1]	1,282,839	24,066,060
Advance Auto Parts, Inc.	290,846	23,773,752
Nordstrom, Inc.[1]	593,254	23,522,521
CVS Health Corp.	343,083	23,511,478
Foot Locker, Inc.	765,511	23,026,571
Walgreens Boots Alliance, Inc.	336,079	22,271,955
Under Armour, Inc. — Class A*,1	816,184	10,218,624
Under Armour, Inc. — Class C*,1	814,687	9,393,341
Total Consumer, Cyclical		2,008,967,066

Industrial - 13.9%
FLIR Systems, Inc.	718,634	33,646,444
Rockwell Automation, Inc.	166,736	33,483,924
TE Connectivity Ltd.	346,505	31,521,560
Caterpillar, Inc.	232,113	31,520,945
Harris Corp.	223,224	31,099,567
Pentair plc	440,994	31,072,436
Deere & Co.	233,182	30,985,224
Parker-Hannifin Corp.	169,503	30,952,943
3M Co.	132,972	30,608,825
Illinois Tool Works, Inc.	195,301	30,568,513
Flowserve Corp.[1]	692,769	30,530,330
Mettler-Toledo International, Inc.*	44,631	30,466,460
Eaton Corporation plc	379,120	30,337,182
Northrop Grumman Corp.	102,295	30,231,241
Fluor Corp.	699,479	30,140,550
Roper Technologies, Inc.	116,664	30,119,145
Stanley Black & Decker, Inc.	185,998	30,047,977
Corning, Inc.	958,352	30,006,001
Dover Corp.	313,302	29,917,208
United Technologies Corp.	249,636	29,896,407
TransDigm Group, Inc.[1]	107,642	29,870,655
Fortive Corp.	411,414	29,728,776
Cummins, Inc.	167,993	29,714,602
WestRock Co.	484,369	29,706,350
Garmin Ltd.[1]	523,373	29,628,146
Amphenol Corp. — Class A	339,688	29,552,856
Boeing Co.	114,553	29,552,383
Union Pacific Corp.	255,090	29,536,871
Snap-on, Inc.[1]	186,064	29,357,178
FedEx Corp.	129,951	29,344,235
Textron, Inc.	555,480	29,296,015
PerkinElmer, Inc.	404,316	29,240,133
Emerson Electric Co.	452,824	29,189,035
Ball Corp.[1]	678,988	29,148,955
Waste Management, Inc.	354,659	29,142,330
Jacobs Engineering Group, Inc.	500,636	29,142,022
CH Robinson Worldwide, Inc.[1]	370,886	29,125,678
Norfolk Southern Corp.	220,738	29,009,388
Masco Corp.	727,991	28,988,602
Xylem, Inc.	435,647	28,983,595
Johnson Controls International plc[1]	698,437	28,908,307
AMETEK, Inc.	426,999	28,818,163
Waters Corp.*	146,633	28,747,400
Honeywell International, Inc.	198,803	28,659,440
AO Smith Corp.	483,873	28,645,282
Agilent Technologies, Inc.	420,637	28,615,935

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (continued)	October 31, 2017
GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

	Shares	Value

J.B. Hunt Transport Services, Inc.	268,577	$28,573,907
Rockwell Collins, Inc.	208,895	28,326,162
Allegion plc	338,431	28,221,761
Arconic, Inc.	1,119,996	28,134,300
Sealed Air Corp.	635,787	28,120,859
L3 Technologies, Inc.	150,121	28,099,649
General Dynamics Corp.	138,238	28,059,549
Fortune Brands Home & Security, Inc.[1]	424,473	28,040,686
Expeditors International of Washington, Inc.	480,078	28,026,954
Martin Marietta Materials, Inc.	129,029	27,979,939
Packaging Corporation of America	240,347	27,945,146
United Parcel Service, Inc. — Class B	237,700	27,936,881
Lockheed Martin Corp.	90,252	27,812,056
Ingersoll-Rand plc	312,741	27,708,853
Stericycle, Inc.*	389,298	27,581,763
Vulcan Materials Co.	225,068	27,402,029
Kansas City Southern	261,867	27,291,779
Republic Services, Inc. — Class A	417,816	27,187,287
Raytheon Co.	150,536	27,126,587
CSX Corp.	534,842	26,972,082
Acuity Brands, Inc.[1]	152,126	25,435,467
General Electric Co.	1,148,240	23,148,518
Total Industrial		1,981,937,428

Technology - 9.7%
Micron Technology, Inc.*	842,877	37,347,881
Intel Corp.	777,260	35,357,557
Applied Materials, Inc.	616,673	34,798,857
NVIDIA Corp.	167,057	34,549,058
Lam Research Corp.[1]	165,025	34,419,264
Texas Instruments, Inc.	336,119	32,499,346
Xilinx, Inc.	429,552	31,653,687
Seagate Technology plc[1]	854,988	31,608,906
KLA-Tencor Corp.	289,884	31,565,469
NetApp, Inc.	708,007	31,449,671
Akamai Technologies, Inc.*	594,591	31,067,380
Analog Devices, Inc.	340,022	31,044,008
Cadence Design Systems, Inc.*	715,266	30,870,881
Red Hat, Inc.*	255,304	30,848,382
Adobe Systems, Inc.*	176,026	30,832,714
HP, Inc.	1,430,464	30,826,499
Microsoft Corp.	369,710	30,752,478
Paychex, Inc.	480,653	30,660,854
Citrix Systems, Inc.*	363,989	30,069,131
Microchip Technology, Inc.[1]	315,949	29,951,965
Autodesk, Inc.*	239,010	29,866,690
Skyworks Solutions, Inc.[1]	261,359	29,758,336
Synopsys, Inc.*	343,845	29,749,469
DXC Technology Co.	324,958	29,740,156
International Business Machines Corp.	192,013	29,581,523
Broadcom Ltd.	112,053	29,571,908
Intuit, Inc.	193,189	29,175,403
Apple, Inc.	172,390	29,140,806
Accenture plc — Class A	204,524	29,116,037
ANSYS, Inc.*	212,945	29,111,711
Cognizant Technology Solutions Corp. — Class A	384,680	29,108,736
salesforce.com, Inc.*	283,641	29,027,820
Hewlett Packard Enterprise Co.	2,084,657	29,018,425
Qorvo, Inc.*,1	381,940	28,954,871
Fiserv, Inc.*	222,957	28,857,325
QUALCOMM, Inc.	550,975	28,105,235
Western Digital Corp.	314,358	28,062,739
Electronic Arts, Inc.*	231,231	27,655,228
Activision Blizzard, Inc.	421,211	27,585,108
Fidelity National Information Services, Inc.	296,313	27,485,994
CSRA, Inc.	849,668	27,180,879
Oracle Corp.	530,244	26,989,420
CA, Inc.	824,832	26,708,060
Cerner Corp.*	394,371	26,627,930
Xerox Corp.	866,643	26,267,949
Advanced Micro Devices, Inc.*,1	2,232,715	24,526,374
Total Technology		1,379,148,120

Energy - 6.7%
Marathon Oil Corp.	2,418,290	34,388,084
Newfield Exploration Co.*	1,102,887	33,957,890
Anadarko Petroleum Corp.	668,402	32,999,007
Concho Resources, Inc.*,1	244,009	32,748,448
Helmerich & Payne, Inc.[1]	601,368	32,660,296
Cimarex Energy Co.	274,940	32,148,734
Devon Energy Corp.	869,130	32,070,897
Pioneer Natural Resources Co.	212,851	31,857,409
EOG Resources, Inc.	315,133	31,472,333
ConocoPhillips	615,055	31,460,063
Valero Energy Corp.	393,315	31,028,620
Noble Energy, Inc.	1,110,893	30,960,588
Marathon Petroleum Corp.	511,998	30,586,761
Hess Corp.[1]	679,149	29,991,220
Range Resources Corp.[1]	1,649,611	29,874,455
National Oilwell Varco, Inc.[1]	861,444	29,452,770
Phillips 66	322,899	29,409,641
TechnipFMC plc	1,072,557	29,377,336
Occidental Petroleum Corp.	454,000	29,314,780
Chesapeake Energy Corp.*,1	7,514,124	29,305,084
Cabot Oil & Gas Corp. — Class A	1,053,176	29,172,975
Halliburton Co.	678,828	29,013,109
Exxon Mobil Corp.	346,986	28,921,283
Apache Corp.	695,937	28,790,914
Chevron Corp.	246,856	28,608,142
Andeavor	269,272	28,607,457
Equities Corp.	450,792	28,192,532
Schlumberger Ltd.[1]	421,652	26,985,728
ONEOK, Inc.	486,468	26,400,618
Williams Companies, Inc.	921,193	26,254,001
Kinder Morgan, Inc.	1,429,007	25,879,317
Baker Hughes a GE Co.	794,587	24,973,869
Total Energy		956,864,361

10 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2017
GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

	Shares	Value

Communications - 5.7%
Amazon.com, Inc.*	28,337	$31,320,320
Netflix, Inc.*	155,000	30,446,650
Cisco Systems, Inc.	868,862	29,671,637
Motorola Solutions, Inc.	321,349	29,094,938
Facebook, Inc. — Class A*	159,986	28,807,079
F5 Networks, Inc.*	236,684	28,702,669
VeriSign, Inc.*,1	264,714	28,462,049
Priceline Group, Inc.*	14,864	28,419,373
Verizon Communications, Inc.	593,134	28,393,325
Symantec Corp.	864,705	28,102,913
CenturyLink, Inc.[1]	1,475,201	28,014,067
Walt Disney Co.	281,743	27,557,283
eBay, Inc.*	723,794	27,243,606
Time Warner, Inc.	272,948	26,828,059
Scripps Networks Interactive, Inc. — Class A	319,999	26,649,517
AT&T, Inc.	768,518	25,860,631
Interpublic Group of Companies, Inc.[1]	1,342,015	25,833,788
CBS Corp. — Class B	460,317	25,832,990
Comcast Corp. — Class A	715,814	25,790,778
Juniper Networks, Inc.	1,027,445	25,511,459
Omnicom Group, Inc.[1]	375,551	25,233,272
DISH Network Corp. — Class A*	500,917	24,314,511
Expedia, Inc.[1]	193,389	24,107,873
Viacom, Inc. — Class B	1,002,970	24,101,369
Charter Communications, Inc. — Class A*	69,574	23,249,544
TripAdvisor, Inc.*,1	606,982	22,761,825
News Corp. — Class A	1,577,364	21,546,792
Twenty-First Century Fox, Inc. — Class A	728,605	19,053,021
Alphabet, Inc. — Class A*	14,623	15,106,144
Alphabet, Inc. — Class C*	14,663	14,906,992
Discovery Communications, Inc. — Class C*	769,187	13,699,220
Discovery Communications, Inc. — Class A*,1	561,027	10,592,190
Twenty-First Century Fox, Inc. — Class B	337,255	8,583,140
News Corp. — Class B	494,354	6,871,521
Total Communications		810,670,545

Utilities - 5.3%
Entergy Corp.	342,709	29,562,079
American Water Works Company, Inc.	333,726	29,287,794
Public Service Enterprise Group, Inc.	588,830	28,970,436
Exelon Corp.	716,549	28,812,435
NextEra Energy, Inc.	184,447	28,602,196
NRG Energy, Inc.	1,143,414	28,585,350
Southern Co.	544,827	28,439,969
Ameren Corp.	455,176	28,216,360
Dominion Energy, Inc.	345,182	28,008,067
FirstEnergy Corp.	849,146	27,979,361
WEC Energy Group, Inc.	410,451	27,660,293
Consolidated Edison, Inc.	319,772	27,516,381
Duke Energy Corp.	311,564	27,514,217
American Electric Power Company, Inc.	368,680	27,433,479
Alliant Energy Corp.	633,274	27,395,433
CMS Energy Corp.	562,083	27,187,955
Edison International	338,712	27,080,024
Eversource Energy	430,822	26,986,690
Sempra Energy	229,560	26,973,300
Xcel Energy, Inc.	544,506	26,963,937
CenterPoint Energy, Inc.	911,395	26,959,064
DTE Energy Co.	242,392	26,774,620
Pinnacle West Capital Corp.	303,879	26,653,227
NiSource, Inc.	1,008,892	26,604,482
PPL Corp.	691,566	25,975,219
AES Corp.	2,439,850	25,935,606
PG&E Corp.	387,193	22,368,140
SCANA Corp.	461,766	19,920,585
Total Utilities		760,366,699

Basic Materials - 3.6%
Albemarle Corp.[1]	231,231	32,578,135
CF Industries Holdings, Inc.	853,611	32,420,146
Mosaic Co.	1,410,588	31,512,536
Sherwin-Williams Co.	79,385	31,368,983
LyondellBasell Industries N.V. — Class A	298,599	30,913,954
PPG Industries, Inc.	264,006	30,688,057
DowDuPont, Inc.	421,718	30,494,429
Praxair, Inc.	206,489	30,172,172
Air Products & Chemicals, Inc.	188,671	30,079,818
Eastman Chemical Co.	322,418	29,278,779
FMC Corp.	313,863	29,145,318
Nucor Corp.	501,358	28,993,533
International Paper Co.	499,300	28,594,911
International Flavors & Fragrances, Inc.	192,828	28,426,704
Monsanto Co.	232,942	28,209,276
Freeport-McMoRan, Inc.*	1,920,715	26,851,596
Newmont Mining Corp.	695,763	25,158,790
Total Basic Materials		504,887,137

Diversified - 0.2%
Leucadia National Corp.	1,223,187	30,946,631

Total Common Stocks
(Cost $11,901,802,908)		14,203,786,260

MONEY MARKET FUND† - 0.1%
Federated U.S. Treasury Cash Reserve Fund — Institutional Shares, 0.89%[2]	15,806,252	15,806,252
Total Money Market Fund
(Cost $15,806,252)		15,806,252

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2017
GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

	Face Amount	Value

SECURITIES LENDING COLLATERAL††,3 - 2.8%
Repurchase Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc. issued 10/31/17 at 1.07% due 11/01/17	$92,528,318	$92,528,318
Nomura Securities International, Inc. issued 10/31/17 at 1.06% due 11/01/17	92,528,318	92,528,318
Daiwa Capital Markets America issued 10/31/17 at 1.08% due 11/01/17	92,528,318	92,528,318
State of Wisconsin Investment Board issued 10/31/17 at 1.21% due 11/01/17	51,637,464	51,637,464
Citibank issued 10/31/17 at 1.05% due 11/01/17	49,503,380	49,503,380
Deutsche Bank Securities, Inc. issued 10/31/17 at 1.05% due 11/01/17	18,806,013	18,806,013
Total Securities Lending Collateral
(Cost $397,531,811)		397,531,811

Total Investments - 102.7%
(Cost $12,315,140,971)		$14,617,124,323
Other Assets & Liabilities, net - (2.7)%		(390,499,487)
Total Net Assets - 100.0%		$14,226,624,836

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2017 — See Note 5.
[2]	Rate indicated is the 7 day yield as of October 31, 2017.
[3]	Securities lending collateral — See Note 5.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund's investments at October 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$14,203,786,260	$—	$—	$14,203,786,260
Money Market Fund	15,806,252	—	—	15,806,252
Securities Lending Collateral	—	397,531,811	—	397,531,811
Total Assets	$14,219,592,512	$397,531,811	$—	$14,617,124,323

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended October 31, 2017, there were no transfers between levels.

12 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES	October 31, 2017

Guggenheim S&P 500® Equal Weight ETF
Assets:
Investments, at value — including $919,767,540 of securities loaned	$14,219,592,512
Repurchase agreements, at value	397,531,811
Cash	43
Receivables:
Dividends and interest	9,083,588
Securities lending	282,640
Fund shares sold	58,243
Total assets	14,626,548,837

Liabilities:
Payable upon return of securities loaned	397,531,811
Payable for:
Management fees	2,392,190
Total liabilities	399,924,001
Commitments and contingent liabilities (Note 8)	—
Net assets	$14,226,624,836

Net assets consist of:
Paid-in capital	$12,412,534,191
Undistributed net investment income	33,532,355
Accumulated net realized loss on investments	(521,425,062)
Net unrealized appreciation on investments	2,301,983,352
Net assets	$14,226,624,836
Shares outstanding (unlimited shares authorized), no par value	147,302,663
Net asset value, offering price and repurchase price per share	$96.58
Cost of investments	$11,917,609,160
Cost of repurchase agreements	397,531,811

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 13

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2017

Guggenheim S&P 500® Equal Weight ETF
Investment Income:
Dividends	$236,331,887
Income from securities lending	2,341,816
Interest	96,002
Total investment income	238,769,705

Expenses:
Management fees	46,418,493
Total expenses	46,418,493
Less:
Expenses waived by Adviser	(4,095,924)
Net expenses	42,322,569
Net investment income	196,447,136

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(141,588,537)
In-kind redemptions	651,529,937
Net realized gain	509,941,400
Net change in unrealized appreciation (depreciation) on:
Investments	1,513,147,427
Net realized and unrealized gain	2,023,088,827
Net increase in net assets resulting from operations	$2,219,535,963

14 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

	Guggenheim S&P 500® Equal Weight ETF
	Year Ended October 31, 2017	Year Ended October 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$196,447,136	$156,258,494
Net realized gain on investments	509,941,400	171,437,421
Net change in unrealized appreciation (depreciation) on investments	1,513,147,427	52,138,821
Net increase in net assets resulting from operations	2,219,535,963	379,834,736

Distributions to shareholders from:
Net investment income	(179,124,293)	(147,336,657)

Shareholder transactions:
Proceeds from shares purchased	3,882,548,954	1,891,999,471
Cost of shares redeemed	(1,656,006,406)	(1,964,368,770)
Net increase (decrease) in net assets resulting from share transactions	2,226,542,548	(72,369,299)
Net increase in net assets	4,266,954,218	160,128,780

Net assets:
Beginning of year	9,959,670,618	9,799,541,838
End of year	$14,226,624,836	$9,959,670,618
Undistributed net investment income at end of year	$33,532,355	$14,490,211

Changes in shares outstanding:
Shares sold	43,350,000	23,893,800
Shares redeemed	(18,150,000)	(26,300,000)
Net increase (decrease) in shares	25,200,000	(2,406,200)

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 15

GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Per Share Data:
Net asset value, beginning of period	$81.57	$78.71	$78.08	$67.94	$51.76
Income from investment operations:
Net investment income (loss)[a]	1.39	1.31	1.22	1.09	0.99
Net gain (loss) on investments (realized and unrealized)	14.85	2.78	0.71	10.13	16.13
Total from investment operations	16.24	4.09	1.93	11.22	17.12
Less distributions from:
Net investment income	(1.23)	(1.23)	(1.30)	(1.08)	(0.94)
Total distributions to shareholders	(1.23)	(1.23)	(1.30)	(1.08)	(0.94)
Net asset value, end of period	$96.58	$81.57	$78.71	$78.08	$67.94

Total Return[b]	19.98%	5.24%	2.49%	16.60%	33.36%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$14,226,625	$9,959,671	$9,799,542	$8,976,197	$5,663,772
Ratio to average net assets of:
Net investment income (loss)	1.52%	1.66%	1.53%	1.48%	1.64%
Total expenses	0.36%	0.40%	0.40%	0.40%	0.40%
Net expenses[c]	0.33%	—	—	—	—
Portfolio turnover rate[d]	21%	22%	22%	18%	37%

[a]	Based on average shares outstanding.
[b]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
[c]	Net expense information reflects the expense ratios after expense waivers.
[d]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

16 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 - Organization and Significant Accounting Policies

Organization

Rydex ETF Trust (the “Trust”) is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as an open-ended investment company of the series type, and is authorized to issue an unlimited number of no par value shares. Each portfolio represents a separate series of beneficial interest in the Trust (each a “Fund”, and collectively, the “Funds”), each a non-diversified investment company. The Trust was organized as a Delaware statutory trust on November 22, 2002. At October 31, 2017, the Trust consisted of twenty-three funds.

The financial statements herein relate to the following Fund, whose investment objective is to replicate as closely as possible, before fees and expenses, the daily performance of an index representing publicly traded equity securities (the “Underlying Index”) as follows:

Fund	Underlying Index
Guggenheim S&P 500® Equal Weight ETF	S&P 500® Equal Weight Index

The Fund seeks to achieve its objective by investing in common stocks that comprise the Underlying Index. The Fund uses a “replication” strategy to track the Underlying Index. Replication refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index.

The Fund operates as an index fund and is not actively managed. Adverse performance of a security in the Fund's portfolio will ordinarily not result in the elimination of the security from the Fund's portfolio.

The Fund issues and redeems shares on a continuous basis, at net asset value per share (“NAV”), only in aggregation of 50,000 shares (a “Creation Unit”). Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index.

The Fund invests in various investments which are exposed to risk, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect amounts reported in the financial statements.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the Fund.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund's investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund's securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund's officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official

GUGGENHEIM ETFs ANNUAL REPORT | 17

NOTES TO FINANCIAL STATEMENTS (continued)

Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

The Fund invests in money market mutual funds, which are valued at their NAV.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI under the direction of the Board using methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value". Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

(b) Repurchase Agreements

The Fund may enter into repurchase agreements with financial institutions. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund’s money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well capitalized and well-established financial institutions whose condition will be continually monitored by GI. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s net assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of GI, liquidity or other considerations so warrant.

(c) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(d) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(e) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.07% at October 31, 2017.

(f) Indemnifications

Under the Fund's organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 - Capital

There is a minimum transaction fee per transaction to those persons purchasing or redeeming Creation Units. An additional charge of up to three times the standard transaction fee may be imposed for purchases and redemptions effected outside the

18 | GUGGENHEIM ETFs ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

National Securities Clearing Corporation usual clearing process or for cash. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV of the Fund on the transaction date. Transaction fees are not charged to or paid by the Fund. The minimum transaction fee is $2,000.

Note 3 - Fees and Other Transactions with Affiliates

GI determines the composition of the portfolio of securities that must be delivered in exchange for the issuance of Creation Units and periodically adjusts the composition of the portfolio of the Fund to conform to changes in the composition of the relevant index. For these services, GI receives a management fee at the annual rate of 0.20% of the average daily net assets of the Fund.

Effective June 30, 2017, GI waived a portion of its management fee to reduce the Fund’s total annual fund operating expenses to 0.20%. Effective August 24, 2017, the Board approved a reduction in the management fee paid by the Fund from 0.40% to 0.20%.

GI pays all expenses of the Fund, including the cost of transfer agency, custody, fund administration, fund accounting, legal, audit and other services, except: interest, taxes, distribution fees or expenses and extraordinary expenses.

Under a Fund Administration Agreement with the Trust, MUFG Investor Services (US), LLC ("MUIS") provides various administrative and financial reporting services for the Fund. GI compensates MUIS directly for this service.

Under a Fund Accounting Agreement with the Trust, BNYMellon maintains the books and records of the Fund. Under a Custodian Agreement with the Trust, BNYMellon maintains cash, securities and other assets of the Fund in a separate account for the Fund, keeps all necessary accounts and records, and provides other services. BNYMellon is required, upon the order of the Trust, to deliver securities held by the custodian and to make payments for securities purchased by the Trust for the Fund. Pursuant to a Transfer Agency and Service Agreement with the Trust, BNYMellon acts as a transfer agent for the Trust’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. GI compensates BNYMellon directly for the foregoing services.

The Fund has adopted a Distribution Plan (the “Plan”) that allows the Fund to pay distribution fees to GFD and other firms that provide distribution services (“Service Providers”). If a Service Provider provides distribution services, the Fund will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD will, in turn, pay the Service Provider out of its fees. No such fee is currently charged to the Fund.

Certain trustees and officers of the Trust are also officers of GI and GFD.

Note 4 - Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 - Portfolio Securities Loaned

The Fund may lend portfolio securities to certain creditworthy borrowers, including the Fund's securities lending agent to earn additional income. The Fund receives cash collateral and/or high grade debt obligations valued at 102% of the market value of domestic securities on loan and 105% of foreign securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business on the preceding business day; any additional collateral required due to changes in security values is delivered to the Fund the next business day. The cash collateral received is held in a separately managed account established for the Fund and maintained by the lending agent exclusively for the investment of securities lending cash collateral on behalf of the Fund. The lending agent aggregates the available collateral into a separately managed accounts to invest in short-term investments valued

GUGGENHEIM ETFs ANNUAL REPORT | 19

NOTES TO FINANCIAL STATEMENTS (continued)

at amortized cost, which approximates market value. The separately managed account is allocated a percentage of the aggregated repurchase agreement and the related collateral. Although the collateral mitigates the risk, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

The Fund separately receives compensation for lending securities from interest or dividends earned on the cash, cash equivalents, repurchase agreements, or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees paid to the lending agent. Such compensation is accrued daily and payable to the Fund monthly. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Fund an amount equal to any dividends or interest received on loaned securities. These payments from the borrower are not eligible for reduced tax rates as “qualified dividend income” under the Jobs and Growth Tax Reconciliation Act of 2003. The Fund retains all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. The securities lending income earned by the Fund is disclosed on the Statement of Operations.

At October 31, 2017, the Fund participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received[a]	Net Amount	Cash Collateral	Non-Cash Collateral	Total Collateral
Guggenheim S&P 500® Equal Weight ETF	$919,767,540	$(919,767,540)	$—	$397,531,811	$549,816,251	$947,348,062

[a]	Actual collateral received by the Fund is greater than the amount shown due to over collateralization.

In the event of counterparty default, the Fund has the right to collect the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

20 | GUGGENHEIM ETFs ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following represents the aggregate collateral balances reinvested by the lending agent on behalf of the Fund with each counterparty for the repurchase agreements at October 31, 2017:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Daiwa Capital Markets America			Various U.S. Government obligations and
1.08%			U.S. Government
Due 11/01/17	$92,528,318	$92,531,094	agency securities	$189,301,811	$94,357,726

Merrill Lynch, Pierce, Fenner & Smith, Inc.			Various U.S. Government obligations and
1.07%			U.S. Government
Due 11/01/17	92,528,318	92,531,068	agency securities	119,386,904	94,378,884

Nomura Securities International, Inc.			Various U.S. Government obligations and
1.06%			U.S. Government
Due 11/01/17	92,528,318	92,531,042	agency securities	97,671,721	94,378,884

State of Wisconsin Investment Board			Various U.S. Government obligations and
1.21%			U.S. Government
Due 11/01/17	51,637,464	51,639,200	agency securities	47,656,818	53,034,548

Citibank			Various U.S. Government obligations and
1.05%			U.S. Government
Due 11/01/17	49,503,380	49,504,824	agency securities	46,733,230	50,493,455

Deutsche Bank Securities, Inc.			Various U.S. Government obligations and
1.05%			U.S. Government
Due 11/01/17	18,806,013	18,806,562	agency securities	28,019,409	19,182,134

The Fund’s exposure to each respective counterparty is identified in the Schedule of Investments.

Note 6 - Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended October 31, 2017 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Guggenheim S&P 500® Equal Weight ETF	$179,124,293	$—	$179,124,293

GUGGENHEIM ETFs ANNUAL REPORT | 21

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended October 31, 2016 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Guggenheim S&P 500® Equal Weight ETF	$147,336,657	$—	$147,336,657

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of accumulated earnings/(deficit) as of October 31, 2017 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)	Accumulated Capital and Other Losses	Total
Guggenheim S&P 500® Equal Weight ETF	$33,539,082	$—	$2,280,971,501	$(500,419,938)	$1,814,090,645

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of October 31, 2017, capital loss carryforwards for the Fund were as follows:

			Unlimited
Fund	Expires in 2018	Expires in 2019	Short-Term	Long-Term	Total Capital Loss Carryforward
Guggenheim S&P 500® Equal Weight ETF	$(35,251,288)	$(20,783,254)	$—	$(444,385,396)	$(500,419,938)

For the year ended October 31, 2017, the following capital loss carryforward amount expired:

Fund	Amount
Guggenheim S&P 500® Equal Weight ETF	$313,762,207

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, losses deferred due to wash sales, redemption in-kind transactions, and return of capital distributions received. Additional differences may result from the tax treatment of the expiration of capital loss carryforward amounts and excise tax paid. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statement of Assets and Liabilities as of October 31, 2017 for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
Guggenheim S&P 500® Equal Weight ETF	$333,140,658	$1,719,301	$(334,859,959)

22 | GUGGENHEIM ETFs ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized (Loss)	Net Unrealized Gain
Guggenheim S&P 500® Equal Weight ETF	$12,336,152,822	$2,816,182,852	$(535,211,351)	$2,280,971,501

Note 7 - Investment Transactions

For the year ended October 31, 2017, the Fund had investments transactions in-kind associated with subscriptions and redemptions as follows:

Fund	Subscriptions	Redemptions
Guggenheim S&P 500® Equal Weight ETF	$3,856,299,405	$1,650,487,202

For the year ended October 31, 2017, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
Guggenheim S&P 500® Equal Weight ETF	$2,697,546,351	$2,642,497,503

Note 8 - Legal Proceedings

Tribune Company

Rydex ETF Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex ETF Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including Rydex ETF Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex ETF Trust has been named as a defendant in one of the SLCFC actions: Deutsche Bank Trust Co. Americas v. McGurn, No. 12-0063 (S.D.N.Y.). In the SLCFC actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in

GUGGENHEIM ETFs ANNUAL REPORT | 23

NOTES TO FINANCIAL STATEMENTS (concluded)

the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Rydex ETF Trust, filed a joint brief in opposition to the petition for writ of certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. The Supreme Court has not yet granted or denied the petition for certiorari.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law.

None of these lawsuits alleges any wrongdoing on the part of Rydex ETF Trust. The following series of Rydex ETF Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Guggenheim S&P 500 Equal Weight ETF (the “Fund”). The value of the proceeds received by the foregoing Fund was $4,766,035. At this stage of the proceedings, Rydex ETF Trust is not able to make a reliable prediction as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.

Note 9 - Subsequent Event

Guggenheim Investments announced on September 28, 2017, that its parent company, Guggenheim Capital, LLC, had entered into a definitive agreement to sell its exchange-traded funds business to Invesco Ltd. (“Invesco”), a leading global investment management company (the “Transaction”). On November 16, 2017, the Board approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) providing for the reorganization (each, a “Reorganization” and collectively, the “Reorganizations”) of each Fund into a corresponding newly-created exchange-traded fund of the PowerShares by Invesco family of funds (each, an “Acquiring Fund”). Each Acquiring Fund will have the same investment objective and will track the same underlying index as its corresponding Fund, and will be subject to substantially the same principal investment strategies, policies and risks as the corresponding Fund, but as part of an Invesco-structured platform. Each Reorganization is subject to shareholder approval of the applicable Fund. Fund shareholders of record as of December 20, 2017 will be asked to vote on the proposed Reorganizations at the joint special meeting of shareholders to be held on or about February 16, 2018. If approved by shareholders, each Reorganization is expected to close shortly after the joint special meeting of shareholders. However, the closing of the Transaction is subject to various terms and conditions and, therefore, may be delayed or even terminated due to unforeseen circumstances.

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

24 | GUGGENHEIM ETFs ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Rydex ETF Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Guggenheim S&P 500® Equal Weight ETF (one of the series constituting the Rydex ETF Trust) (the “Fund”) as of October 31, 2017, and the related statement of operations, the statement of changes in net assets, and the financial highlights for each of the years or periods indicated therein. The financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund (one of the series constituting the Rydex ETF Trust) at October 31, 2017, the results of its operations, the changes in its net assets, and its financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Tysons, Virginia
December 21, 2017

GUGGENHEIM ETFs ANNUAL REPORT | 25

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2018, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2017.

Of the taxable ordinary income distributions paid during the fiscal year ending October 31, 2017, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction
Guggenheim S&P 500® Equal Weight ETF	100.00%	100.00%

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Board Considerations in Approving the Continuation of the Investment Advisory Agreement

The Board of Trustees (the “Board”) of Rydex ETF Trust (the “Trust”), including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, of the Trust (“Independent Trustees”), attended an in-person meeting held on May 25, 2017, called for the purpose of, among other things, the consideration of, and voting on, the approval and continuation of the investment advisory agreement (the “Investment Advisory Agreement”) between the Trust and Security Investors, LLC (the “Advisor”) applicable to the Guggenheim S&P 500® Equal Weight ETF, a series of the Trust (the “Fund”). The Board unanimously approved the continuation of the Investment Advisory Agreement for an additional one-year period based on the Board’s review of qualitative and quantitative information provided by the Advisor. The Board had previously considered information pertaining to the renewal of the Investment Advisory Agreement at an in-person meeting held on April 26, 2017 (together, with the May 25 meeting, the “Meetings”). The Board considered the materials provided by the Advisor and the review conducted at the April 26 meeting to be an integral part of the Trustees’ deliberations and their process in considering the renewal of the Investment Advisory Agreement.

26 | GUGGENHEIM ETFs ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Prior to reaching the conclusion to approve the continuation of the Investment Advisory Agreement, the Independent Trustees requested and obtained from the Advisor such information as the Independent Trustees deemed reasonably necessary to evaluate the Investment Advisory Agreement. In addition, the Board received a memorandum from the independent legal counsel to the Independent Trustees regarding the Board’s fiduciary responsibilities under state and federal law with respect to the Board’s consideration of the renewal or approval of investment advisory agreements and participated in question and answer sessions with representatives of the Advisor. The Independent Trustees also carefully considered information they received throughout the year as part of their regular oversight of the Fund. At the Meetings, the Board obtained and reviewed a wide variety of information, including certain comparative information regarding the Fund’s fees, expenses, and performance relative to the fees, expenses, and performance of other comparable funds (the “FUSE reports”). The Independent Trustees carefully evaluated this information, met in executive session outside the presence of fund management, and were advised by independent legal counsel with respect to their deliberations.

At the Meetings, the Board, including the Independent Trustees, evaluated a number of factors, including among others: (a) the nature, extent and quality of the Advisor’s investment advisory and other services; (b) the Advisor’s substantial commitment to the recruitment and retention of high quality personnel; (c) a comparison of the Fund’s advisory fees to the advisory fees charged to comparable funds or accounts, giving special attention to the existence of economies of scale and the absence of breakpoints in these fees and the Advisor’s rationale for not providing for breakpoints at this point in time; (d) the Fund’s overall fees and operating expenses compared with those of similar funds; (e) the level of the Advisor’s profitability from its Fund-related operations; (f) the Advisor’s compliance processes and systems; (g) the Advisor’s compliance policies and procedures; (h) the Advisor’s reputation, expertise and resources in the financial markets; (i) Fund performance compared with that of similar funds and/or appropriate benchmarks; (j) other benefits to the Advisor and/or its affiliates from their relationship to the Fund; and (k) the Advisor’s maintenance of operational resources necessary to manage the Fund in a professional manner consistent with the best interests of the Fund and its shareholders. In their deliberations, the Trustees did not identify any particular factor or factors that was controlling, noting that each Trustee could attribute different weights to the various factors considered.

Based on the Board’s deliberations at the Meetings, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Investment Advisory Agreement are fair and reasonable; (b) concluded that the Advisor’s fees for the Fund are reasonable in light of, and not so disproportionately large as to bear no reasonable relationship to, the services that it provides to such Fund; and (c) agreed to approve and continue the Investment Advisory Agreement based upon the following considerations, among others:

Nature, Extent and Quality of Services Provided by the Advisor. The Board evaluated, among other things, the Advisor’s business, financial resources, quality and quantity of personnel, experience, past performance, the variety and complexity of its investment strategies (including the extent to which the Fund uses derivatives), Fund risk management process, brokerage practices, and the adequacy of its compliance systems and processes, proxy voting policies and practices, and cybersecurity programs. The Board reviewed the scope of services to be provided by the Advisor under the Investment Advisory Agreement and noted that there would be no significant differences between the scope of services required to be provided by the Advisor for the past year and the scope of services required to be provided during the upcoming year. The Board also considered the Advisor’s representations to the Board that the Advisor would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Fund in the past, and whether these services are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs. Based on the foregoing, the Trustees determined that the approval of the Investment Advisory Agreement would enable shareholders of the Fund to receive high quality services at a cost that was appropriate and reasonable.

Fund Expenses and Performance of the Fund and the Advisor. The Board reviewed statistical information provided by the Advisor regarding the expense ratio components and performance of the Fund. The Advisor engaged FUSE Research Network LLC (“FUSE”), an independent, third party research provider, to prepare reports to help the Board compare the Fund’s fees, expenses, and total return performance with those of a peer group and peer universe of funds selected by FUSE. In the reports, the Fund’s expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses, are compared to those of other funds with shared key characteristics (e.g., asset size, fee structure, sector or industry investment focus) determined by FUSE to comprise the Fund’s applicable peer group. The Board considered the Advisor’s representation that it found the peer group compiled by FUSE to be appropriate, but also acknowledged the existence of certain differences between the Fund and its peer funds (e.g., specific differences in principal investment strategies and index rebalance frequency) that should be reviewed in context. The statistical information related to the performance of the Fund included three-month and one-, three-, and five-year performance for the Fund compared to that of its peers. The Board also discussed the correlation between the Fund’s assets under management and tracking error, noting that the Fund’s ability to replicate an underlying index rather than employ representative sampling depends, in part, upon the Fund’s size. Based on the foregoing, the Board determined that the proposed advisory fees paid by the Fund are reasonable in relation to the nature and quality of the services provided by the Advisor.

GUGGENHEIM ETFs ANNUAL REPORT | 27

OTHER INFORMATION (Unaudited)(concluded)

Costs of Services Provided to the Fund and Profits Realized by the Advisor and its Affiliates. The Board reviewed information about the profitability of the Fund to the Advisor based on the advisory fees payable under the current Investment Advisory Agreement for the last calendar year. The Board analyzed the Fund’s expenses, including the investment advisory fees paid to the Advisor, and reviewed the FUSE reports. The Board noted that the Advisor had contractually agreed to pay all operating expenses of the Fund, including the cost of index licensing fees, transfer agency, custody, fund administration, legal, audit and other services, except management fees, interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, extraordinary expenses, distribution fees, and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. In addition to those expenses listed above, the Advisor also has contractually agreed to pay expenses of the Independent Trustees, including any Trustees’ counsel fees. The Board also reviewed information regarding the direct revenue received by the Advisor and ancillary revenue, if any, received by the Advisor and/or its affiliates in connection with the services provided to the Fund by the Advisor and/or its affiliates. The Board also discussed the Advisor’s profit margin, including the expense allocation methodology used in the Advisor’s profitability analysis. Based on the foregoing, the Board determined that the profit to the Advisor on the fees paid by the Fund is not excessive in view of the nature and quality of the services provided by the Advisor.

Economies of Scale. The Board considered the absence of breakpoints in the Advisor’s fee schedule and reviewed information regarding the extent to which economies of scale or other efficiencies may result from increases in the Fund’s asset levels. The Board noted that the Fund’s advisory fee rates are not subject to breakpoints as Fund assets increase, but the Board also considered the Advisor’s assertion that future economies of scale had been taken into consideration initially by fixing low advisory fees for the Fund, effectively sharing the benefits of lower fees with the Fund from inception. The Board noted that it intends to continue to monitor fees as the Fund grows in size and assess whether fee breakpoints may be warranted.

Other Benefits to the Advisor and/or its Affiliates. In addition to evaluating the Advisor’s services, the Board considered the nature and amount of other benefits to be received by the Advisor and its affiliates as a result of their relationship with the Fund, including any intangible benefits to the Advisor. In particular, the Board considered the nature, extent, quality, and cost of certain distribution and shareholder services performed by the Advisor’s affiliate, Guggenheim Funds Distributors, LLC, under the distribution agreement and Distribution Plan pursuant to Rule 12b-1 of the 1940 Act. In light of the costs of providing services pursuant to the separate agreements as well as the Advisor’s and its affiliate’s commitment to the Fund, the Board concluded the ancillary benefits the Advisor and its affiliates received were reasonable.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement were reasonable, and that approval of the continuation of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

28 | GUGGENHEIM ETFs ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee ****
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	Trustee from 2012 to present.	Current: Vice Chairman, Guggenheim Investments (2010-present). Former: President and CEO, certain other funds in the Fund Complex (2012-November 2017); Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	226	Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Guggenheim Partners Investment Management Holdings, LLC (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).
INDEPENDENT TRUSTEES
Angela Brock-Kyle (1959)	Trustee, Member of the Audit Committee, Chairwoman and Member of the Compliance and Risk Oversight Committee, and Member of the Nominating and Governance Committee from 2016 to present.	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	133	Infinity Property & Casualty Corporation (2014-present).
Corey A. Colehour (1945)	Trustee and Member of the Audit Committee from 2003 to present; Member of the Nominating and Governance Committee from 2005 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	133	None.
J. Kenneth Dalton (1941)	Trustee from 2003 to present; Chairman and Member of the Audit Committee from 2003 to present; and Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	133	Epiphany Funds (3) (2009-present).

GUGGENHEIM ETFs ANNUAL REPORT | 29

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee ****
INDEPENDENT TRUSTEES - concluded
John O. Demaret (1940)	Trustee and Member of the Audit Committee from 2003 to present; Chairman of the Board from 2006 to 2014; Member of the Compliance and Risk Oversight Committee from 2010 to present; Member of the Investment and Performance Committee and Nominating Committee from 2014 to present.	Retired.	133	None.
Werner E. Keller (1940)	Chairman and Trustee of the Board from 2014 to present; Member of the Audit Committee and Governance and Nominating Committee from 2005 to present; Member of the Compliance and Risk Oversight Committee from 2010 to present; and Member of the Investment and Performance Committee from 2014 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	133	None.
Thomas F. Lydon, Jr. (1960)	Trustee, Member of the Audit Committee, and Chairman and Member of the Nominating and Governance Committee from 2005 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	133	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee and Member of the Audit Committee from 2003 to present; Member of the Nominating and Governance Committee, and Member of the Compliance and Risk Oversight Committee from 2005 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	133	None.
Sandra G. Sponem (1958)	Trustee, Member of the Audit Committee, and Chairwoman and Member of the Investment and Performance Committee from 2016 to present.	Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	133	None.

30 | GUGGENHEIM ETFs ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (1999-present)

Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

Joanna M. Catalucci (1966)	AML Officer (2016-present)

Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2014-present); AML Officer, certain funds in the Fund Complex (2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer (2016-present)

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer (2016-present)

Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director, Guggenheim Investments (2015-present); Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-present).

Former: Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	President (November 2017-present)

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (November 2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary (November 2017-present)	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present)

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

GUGGENHEIM ETFs ANNUAL REPORT | 31

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Adam J. Nelson (1979)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer (November 2017-present)

Current: Vice President, Guggenheim Investments (July 2017-present); Assistant Treasurer, certain other funds in the Fund Complex (November 2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. ("HGINA"), (February-June 2017); Senior Analyst of US Fund Administration, HGINA (2014-January 2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser’s parent company.
***	The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.
****	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.

32 | GUGGENHEIM ETFs ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Guggenheim Investments as used herein refers to Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC as well as the funds in the Guggenheim Funds complex (the “funds”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to personal information about you, we hold ourselves to high standards in its safekeeping and use. This means, most importantly, that we do not sell client or account information to anyone—whether you are a current or former Guggenheim Investments client.

The Information We Collect About You and How We Collect It

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Funds or one of the Guggenheim affiliated companies. “Nonpublic personal information” is personally identifiable information about you. For example it includes your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g. purchase and redemption history).

How We Share Your Personal Information

As a matter of policy, we do not disclose your nonpublic personal information to nonaffiliated third parties except as required or permitted by law. As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below.

To complete certain transactions or account changes that you direct, it may be necessary to provide your personal information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. In connection with servicing your accounts or to alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your personal information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally we will share personal information about you if we are compelled by law to do so, if you direct us to do so with your consent, or in other circumstances as permitted by law.

How We Safeguard Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Guggenheim Investments, access to such information is limited to those who need it to perform their jobs such as servicing your account, resolving problems or informing you of new products and services.

GUGGENHEIM ETFs ANNUAL REPORT | 33

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Werner Keller, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate Audit Fees billed by the Trust’s principal accountant, for the audit of the annual financial statements in connection with statutory and regulatory filings for the fiscal years ended October 31, 2017 and October 31, 2016 were $280,582 and $245,990, respectively.

(b) Audit-Related Fees. The aggregate Audit Related Fees billed by the Trust’s principal accountant for the fiscal years ended October 31, 2017 and October 31, 2016 were $8,250 and $0, respectively.

(c) Tax Fees. The aggregate Tax Fees billed by the Trust’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended October 31, 2017 and October 31, 2016, were $170,993 and $133,452, respectively.

(d) All Other Fees. The aggregate All Other Fees billed by the Trust’s principal accountant for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended October 31, 2017 and October 31, 2016 were $0 and $0, respectively.

(e) Audit Committee Pre-Approval Policies and Procedures. The audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such service is required between regularly scheduled audit committee meetings, the chairman of the audit committee, J. Kenneth Dalton, is authorized to pre-approve the service with full committee approval at the next scheduled meeting. There shall be no waivers of the pre-approval process. No services described in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $170,993 and $133,452, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h) Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5. Audit Committee of Listed Registrants.

(a) The Registrant has a separately standing Audit Committee, which includes the following independent members: John O. Demaret, Corey A. Colehour, J. Kenneth Dalton, Patrick T. McCarville, Thomas F. Lydon, Werner E. Keller, Angela Brock-Kyle, and Sandra Sponem.

(b) Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex ETF Trust

By (Signature and Title)*		/s/ Amy J. Lee
Amy J. Lee, President

Date	January 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Amy J. Lee
Amy J. Lee, President

Date	January 8, 2018

By (Signature and Title)*		/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer and Treasurer

Date	January 8, 2018

*	Print the name and title of each signing officer under his or her signature.